UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22135

Innovator ETFs Trust
(Exact name of registrant as specified in charter)

109 North Hale Street

Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

Chapman and Cutler LLP

320 South Canal Street, 27th Floor

Chicago, IL 60606
(Name and address of agent for service)

800-208-5212

Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

INNOVATOR

Annual Report

INNOVATOR IBD® ETFS (FFTY & BOUT)
INNOVATOR DEEPWATER FRONTIER TECH ETF (LOUP)
INNOVATOR S&P INVESTMENT GRADE PREFERRED ETF (EPRF)
INNOVATOR LADDERED ALLOCATION ETFS (BUFF & BUFB)
INNOVATOR STEP-UP STRATEGY ETFS (BSTP & PSTP)
INNOVATOR HEDGED TSLA STRATEGY ETF (TSLH)
INNOVATOR UNCAPPED ACCELERATED U.S. EQUITY ETF (XUSP)
INNOVATOR EQUITY MANAGED FLOOR ETF (SFLR)
INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF (IGTR)

October 31, 2023
Innovator ETFs Trust

Letter to Shareholders	3
Fund Performance	5
Expense Example	34
Schedules of Investments	36
Statements of Assets and Liabilities	84
Statements of Operations	89
Statements of Changes in Net Assets	94
Financial Highlights	104
Notes to Financial Statements	114
Report of Independent Registered Public Accounting Firm	137
Trustees and Officers	140
Board Considerations Regarding Approval of Investment Management Agreement	142
Additional Information	146

INNOVATOR ETFs TRUST

Letter to Shareholders (Unaudited)

Dear Valued Shareholders,

The 12-month period ending October 31, 2023 played out differently than many had anticipated. The S&P 500 climbed nearly 20% during the first nine months, only to fall 11% during the last three months. The recession that many expected to come never manifested, but signs of its approach began to take form.

In its fight against inflation, the Federal Reserve continued the tightening cycle it had begun earlier in 2022. In addition to increasing the Fed Funds rate 2.25 percentage points, it also reduced the size of its balance sheet by more than $800 billion over the period. These efforts appeared to pay off, as inflation fell from 7.7% at the start of the period to 3.2% by the end of it. Whether or not the Fed will be able to get inflation back down to its 2% target without also triggering a recession remains to be seen.

Equity market volatility trended lower over the period as investors grew increasingly confident that the Fed was moving closer to the end of its hawkish posture. Over the period, five stocks accounted for more than 75% of the S&P 500’s 10.1% return, hinting at the risks of such a broad index being dominated by so few constituents.

In the face of equity market uncertainty and bond market volatility, investors continued to look for ways to maintain exposure to the market’s upside potential while also seeking to mitigate downside risk. During the period, Innovator brought 20 new ETFs to market, including the first Defined Income and Defined Protection ETFs. Strong inflows contributed to a 60% increase in our assets under management. In August, we marked the five-year anniversary of the launch of the world’s first Defined Outcome ETFs. Today, with close to 100 Defined Outcome ETFs, we offer the industry’s largest and widest ranging lineup and we have no intention of slowing down.

On behalf of the team at Innovator, thank you for the confidence and trust you’ve place in us and our products over the past year. We are eager to continue working with you in the months ahead and wish you all the best in the coming year.

Bruce Bond,

CEO

3

INNOVATOR ETFs TRUST

Letter to Shareholders (Unaudited) (Continued)

Market data sourced from Bloomberg LP

The views in this report were those of the Fund’s CEO as of October 31, 2023 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

The Funds have characteristics unlike many other traditional investment products and may not be suitable for all investors. For more information regarding whether an investment in the Fund is right for you, please see Investor Suitability" in the prospectus.

Investing involves risks. Loss of principal is possible.

The Funds' investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus and summary prospectus contains this and other important information, and it may be obtained at innovatoretfs.com. Read it carefully before investing.

Innovator ETFs are distributed by Foreside Fund Services, LLC.

4

INNOVATOR ETFs TRUST

Fund Performance Overview (Unaudited)

FFTY

October 2022 saw inflation hit its peak and a bottom for the Nasdaq composite and S&P 500. Since then, markets have been highly sensitive to economic reports in anticipation of Fed action regarding an unusually hawkish cycle.

Historically, we tend to see underperformance in the IBD 50 in the first few months from a bottom as the relative strength takes time to rotate into the next area of leadership. Interestingly, in the first three months from the October 2022 bottom the Dow Jones Industrial Average started as the leading index and then the Nasdaq took over leadership in January. Just as we would expect that rotation to solidify for the IBD 50, markets were having their own rotation.

But the trend didn’t last. The strong January led to a weak February and even more turbulence with the regional banks’ shakeup after the failure of Silicon Valley Bank. It was generally flat for the indexes and IBD 50 but we started to see a narrowness in strength that continued into the summer. While not as strong as the so-called “Magnificent Seven,” the IBD 50 did outperform the S&P 500 during this rally into the summer.

After the July 2023 near-term top, indexes took a few legs down and growth got hit the hardest. Just like in the bear market of 2022, the IBD 50 underperformed. Exacerbating the issue were the false starts that would start a rotation in the IBD 50 that wouldn’t last.

BOUT

In the previous year, markets were highly sensitive to economic reports and Fed policy actions. Market performance was largely driven by the narrow “Magnificent 7” companies – of which BOUT’s methodology does not allow for inclusion in the ETF.

The IBD Breakout Stocks Index had fewer breakouts during the time period. With fewer breakouts to choose from, the IBD Breakout Stocks tends to shift its growth bent away from the high fliers. While the IBD Breakout Stocks did underperform the S&P 500 for the year, it didn’t underperform as much as the IBD 50.

LOUP

The previous fiscal year was a strong period for technology investing as the Fed reached the end of its hiking cycle and interest rate sensitive equities were buoyed by hopes of interest rate cuts in the not-too-distant future. In particular, LOUP’s exposure to stocks that fell within the Deepwater Frontier Tech Index’s Artificial Intelligence theme drove strong performance.

5

INNOVATOR ETFs TRUST

Fund Performance Overview (Unaudited) (Continued)

The market was “narrow”, with Magnificent 7 stocks powering the S&P 500 to strong positive returns while U.S. equities more broadly were mostly stagnant.

Due to market-cap weight constraints that are part of the Deepwater Frontier Tech Index’s methodology, LOUP doesn’t own mega-cap technology stocks, but rather owns companies believed to be on the frontier of technology. LOUP’s ability to generate strong positive returns without exposure to the Magnificent 7 highlights the strength of the Deepwater Frontier Tech Index’s ability to identify names on the frontier of innovation, rather than established names.

EPRF

EPRF is the only 100% investment grade preferred ETF available. Investment grade preferred stocks tend to have more duration than benchmark preferred stocks because their higher credit quality typically means they are structured as perpetual cash flows (no maturity).

From 10/31/2022 through 10/31/2023, the Federal Funds Rate increased 200bps – which caused price losses for all investment vehicles with duration risk. EPRF experienced price losses because of the underlying interest rate exposure.

Additionally, EPRF performed mostly in line with benchmark preferred stocks. Despite the rapid rate of interest rate increases, lower credit quality companies have yet to completely digest the effect of higher interest rates. Accordingly – despite EPRF’s 100% investment grade holdings – higher credit quality exposure did not contribute to outperformance over the benchmark as would expect if we were to see an economic downturn.

BUFF

The Fund seeks to provide investors with returns of the Refinitiv Laddered Power Buffer Strategy Index (Index). The Index is comprised of the shares of twelve Innovator U.S. Equity Power Buffer ETFs (Underlying ETFs), the investment in which seeks to provide investors with U.S. large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of the Underlying ETFs. Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust (SPY) up to a stated upside Cap, while limiting downside losses to SPY by the amount of its stated Buffer over the course of its respective Outcome Period. Unlike the Underlying ETFs, the Fund itself does not pursue a defined outcome strategy. The Buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated Buffer against losses.

The S&P 500 Index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

6

INNOVATOR ETFs TRUST

Fund Performance Overview (Unaudited) (Continued)

BUFB

The Fund seeks to provide investors with returns of the MerQube U.S. Large Cap Equity Buffer Laddered Index. The Index is comprised of the shares of twelve Innovator U.S. Equity Buffer ETFs (Underlying ETFs), the investment in which seeks to provide investors with U.S. large-cap equity market exposure while attempting to limit downside risk through a laddered portfolio of the Underlying ETFs. Under normal market conditions, the Fund will invest substantially all of its assets in the Underlying ETFs, which seek to provide investors with returns that match the price return of the SPDR® S&P 500® ETF Trust (SPY) up to a stated upside Cap, while limiting downside losses to SPY by the amount of its stated Buffer over the course of its respective Outcome Period. Unlike the Underlying ETFs, the Fund itself does not pursue a defined outcome strategy. The Buffer is only provided by the Underlying ETFs and the Fund itself does not provide any stated Buffer against losses.

The S&P 500 Index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

BSTP & PSTP

The Fund is actively managed and seeks to provide risk-managed exposure to the SPDR S&P 500 ETF Trust (SPY). The Fund seeks to provide an alternative to managing and evaluating a series of buffer strategies, seeking to provide the upside of the SPY while mitigating downside losses with 9% or 15% built-in buffers.

Through the Options Portfolio, the Fund will seek to participate in the price return of the SPY, subject to investment gains up to a limit, and provide protection against SPY losses up to a limit.

The Sub-Adviser will actively monitor the performance of the Options Portfolio and, if certain criteria are met, rebalance or “step-up” the portfolio to protect capital or capture portfolio gains experienced by the Fund, depending on its evaluation of market conditions.

The S&P 500 Index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

7

INNOVATOR ETFs TRUST

Fund Performance Overview (Unaudited) (Continued)

TSLH

The Fund seeks to match the returns of the Tesla Inc (TSLA) up to a stated upside Cap, while limiting downside losses to TSLA by the amount of its stated Floor over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where Tesla Inc is down, the risk mitigation attributes of the stated Floor provide an opportunity for the Funds to soften market losses during the reporting periods and outperform Tesla Inc. Alternatively, in markets where Tesla Inc is appreciating, the risk mitigation attributes of the Floor may limit the upside performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Floor will also cause the Fund to experience different returns than Tesla Inc.

The year ending October 31st, 2023 was characterized by extreme volatility for Tesla. After a tumultuous Q4 2022, which saw the stock tumble after disappointing earnings and deliveries shortfalls, Tesla’s stock approximately doubled through the first three quarters of 2023. Tesla stock appreciated on the back of broad exuberance around electric vehicles, and the prospect of more accommodative monetary policy in the near future.

XUSP

The Fund is actively managed and seeks to provide investors with the potential for rates of return that outperform the price return of the SPDR® S&P 500® ETF Trust (SPY) after achieving performance thresholds.

In markets where the S&P 500 Index is down, the Fund is designed to match the S&P 500 Index. Alternatively, in markets where the S&P 500 Index is appreciating, the Fund has potential to outperform the S&P 500 Index performance during periods where SPY achieves sustained positive performance.

The S&P 500 Index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

8

INNOVATOR ETFs TRUST

Fund Performance Overview (Unaudited) (Continued)

SFLR

Through 10/31/23, SFLR Total Return since inception (11/8/22) was 11.20%, the S&P 500 Total Return was 11.36% over the same period. The options overlay portion of the portfolio is comprised of two components: short-dated call overwriting (“Calls”) and long-dated put buying (“Puts”). Calls added 3.85% and Puts detracted 4.87%. The combination thereof was a net loss of 1.02%. As such, the value contribution from call writing compensated for approximately 80% of the drag from purchasing the puts. This is in line with the objective of the fund which is to defray the cost of owning 90% floors through the systematic, sale of short-dated index calls.

The equities replication portion of the portfolio added 12.11% to performance verses the S&P 500 total return of 11.34%. The goal of the replication is to minimize tracking error verses the S&P 500 Index while respecting the 70% overlap constraint imposed by the IRS.  It is expected that there will be moderate tracking error from this replication. The 0.77% of total outperformance was attributable to 0.21% from Allocation Effect (Sector Weight Differentials Relative to the S&P 500) and 0.56% from Selection Effect (Individual Security Weight Differentials Relative to the S&P 500).

IGTR

The basis for the IGTR investment strategy hinges heavily on wide performance dispersions among the indexes that IGTR evaluates. From inception of the fund (November 2022) through 10/30/23, dispersions have been historically low, which means there has been less opportunity to add value through tactical rotation decisions.

In addition, 2023 has been characterized by many extreme risk-on/risk-off moves, which presents challenges to funds like IGTR that base decisions on momentum indicators. In January of ’23, the US High Beta Index experienced an extreme positive spike, which triggered IGTR to invest there beginning in February. US High Beta steadily declined over the subsequent months, which hurt performance. This period continues to be the main period contributing to YTD underperformance relative to our benchmark.

Beginning in June 2023, we’ve seen performance steadily regain its footing and add value relative to our benchmarks.

The Funds’ website, www.innovatoretfs.com, provides important information relating to the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

9

INNOVATOR IBD® 50 ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator IBD® 50 ETF from its inception (April 8, 2015) to October 31, 2023 as compared with the S&P 500® Index.

	Average Annual Total Returns As of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception (a)
Innovator IBD® 50 ETF
NAV Return	-18.21%	-15.83%	-7.24%	-1.75%
Market Return	-18.38%	-15.83%	-7.28%	-1.76%
S&P 500® Index	10.14%	10.36%	11.01%	10.55%
IBD® 50 Index (b)	-18.24%	-15.31%	-6.65%	-35.20	%(c)

(a)	Inception date is April 8, 2015.
(b)	The Fund began tracking the IBD® 50 Index on November 20, 2017.
(c)	Since Inception return is from the date the Fund began tracking the IBD® 50 Index, November 20, 2017.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.97% and 0.80%, respectively. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

10

INNOVATOR IBD® 50 ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Total return calculations reflect the effect of the Advisor’s expense limitation agreement for the Fund.  Returns shown for the Fund, S&P 500® Index and IBD® 50 Index include the reinvestment of all dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The IBD® 50 Index is a weekly, rule–based, computer–generated stock index compiled and published by Investor’s Business Daily® that seeks to identify the current top 50 growth stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/FFTY.

11

INNOVATOR IBD® BREAKOUT OPPORTUNITIES ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator IBD® Breakout Opportunities ETF from its inception (September 12, 2018) to October 31, 2023 as compared with the S&P 500® Index and IBD® Breakout Stocks Index.

	Average Annual Total Returns As of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception (a)
Innovator IBD® Breakout Opportunities ETF
NAV Return	-4.03%	7.76%	7.81%	3.28%
Market Return	-4.90%	7.79%	7.71%	3.27%
S&P 500® Index	10.14%	10.36%	11.01%	9.39%
IBD® Breakout Stocks Index	-2.88%	9.21%	9.21%	4.62%

(a)	Inception date is September 12, 2018.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.81%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

12

INNOVATOR IBD® BREAKOUT OPPORTUNITIES ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund, S&P 500® Index and IBD® Breakout Stocks Index include the reinvestment of all dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The IBD® Breakout Stocks Index is a rule–based index compiled and published by Investor’s Business Daily® that seeks to provide opportunistic investment exposure to those stocks with the potential to “break out” or experience a period of sustained price growth beyond the stock’s recent “resistance level,” with consideration for various market conditions.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BOUT.

13

INNOVATOR DEEPWATER FRONTIER TECH ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Deepwater Frontier Tech ETF from its inception (July 24, 2018) to October 31, 2023 as compared with the Dow Jones Global Index and Loup Frontier Tech Index.

	Average Annual Total Returns As of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception (a)
Innovator Deepwater Frontier Tech ETF
NAV Return	14.64%	-3.41%	8.13%	5.80%
Market Return	14.88%	-3.54%	8.06%	5.76%
Dow Jones Global Index	10.38%	6.58%	7.37%	5.62%
Deepwater Frontier Tech Index	15.15%	-2.83%	8.93%	6.45%

(a)	Inception date is July 24, 2018.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.70%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

14

INNOVATOR DEEPWATER FRONTIER TECH ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund, Dow Jones Global Index and Loup Frontier Tech Index include the reinvestment of all dividends, if any.

The Dow Jones Global Index is an unmanaged, capitalization–weighted index generally representative of the global market.

The Deepwater Frontier Tech Index is a rules–based stock index that seeks to identify and track those companies identified as being on the frontier of the development of new technologies that have the potential to have an outsized influence on the future.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/LOUP.

15

INNOVATOR S&P INVESTMENT GRADE PREFERRED ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator S&P Investment Grade Preferred ETF from its inception (May 23, 2016) to October 31, 2023 as compared with the S&P U.S. High Quality Preferred Stock Index and the S&P U.S. Preferred Stock Index.

	Average Annual Total Returns As of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception (a)
Innovator S&P Investment Grade Preferred ETF
NAV Return	-1.32%	-6.67%	-0.76%	-0.21%
Market Return	-1.14%	-6.64%	-0.74%	-0.24%
S&P U.S. High Quality Preferred Stock Index	-1.02%	-6.37%	-0.40%	0.24%
S&P U.S. Preferred Stock Index	1.60%	-2.53%	1.26%	1.77%

(a)	Inception date is May 23, 2016.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.47%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

16

INNOVATOR S&P INVESTMENT GRADE PREFERRED ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund, S&P U.S. High Quality Preferred Stock Index and S&P U.S. Preferred Stock Index include the reinvestment of all dividends, if any.

The S&P U.S. High Quality Preferred Stock Index is designed to provide exposure to U.S. - listed preferred stocks that meet a minimum size, liquidity, type of issuance, and quality criteria.

The S&P U.S. Preferred Stock Index generally represents the U.S. preferred stock market.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at innovatoretfs.com/EPRF.

17

INNOVATOR LADDERED ALLOCATION POWER BUFFER ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Laddered Allocation Power Buffer ETF from its inception (October 19, 2016) to October 31, 2023 as compared with the S&P 500® Index.

	Average Annual Total Returns As of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception (a)
Innovator Laddered Allocation Power Buffer ETF
NAV Return	8.31%	5.46%	4.76%	6.61%
Market Return	8.37%	5.53%	4.81%	6.65%
S&P 500® Index	10.14%	10.36%	11.01%	12.00%
Refinitiv Laddered Power Buffer Strategy Index (b)	8.35%	5.54%	N/A	5.05	%(c)

(a)	Inception date is October 19, 2016.
(b)	The Fund began tracking the Refinitiv Laddered Power Buffer Strategy Index on August 11, 2020.
(c)	Since Inception return is cumulative and from the date the Fund began tracking the Refinitiv Laddered Power Buffer Strategy Index, August 11, 2020.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.99% and 0.89%, respectively. This expense ratio includes acquired fund fees and expenses of 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

18

INNOVATOR LADDERED ALLOCATION POWER BUFFER ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund, Refinitiv Laddered Power Buffer Strategy Index and S&P 500® Index include the reinvestment of all dividends, if any.

The Refinitiv Laddered Power Buffer Strategy Index is equally weighted in the shares of the twelve Innovator U.S. Equity Power Buffer ETFs which each respectively seek to provide a defined outcome based upon the performance of the S&P 500® Index - Price Return over the course of an approximately one-year time period that begins on the first trading day of the month indicated in the respective ETF's name. Each Innovator U.S. Equity Power Buffer ETF seeks to provide an upside return that is capped for an applicable outcome period and a measure of downside protection from losses for such outcome period. The Index seeks to provide "laddered" investing in the twelve Innovator U.S. Equity Power Buffer ETFs. Laddered investing refers to investments in several similar securities that have different reset dates, with the goal of mitigating timing risks associated with investing in a single investment.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at innovatoretfs.com/BUFF.

19

INNOVATOR LADDERED ALLOCATION BUFFER ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Laddered Allocation Buffer ETF from its inception (February 8, 2022) to October 31, 2023 as compared with the S&P 500® Index.

	Average Annual Total Returns As of October 31, 2023
	1 Year	Since Inception (a)
Innovator Laddered Allocation Buffer ETF
NAV Return	8.89%	0.28%
Market Return	8.96%	0.34%
S&P 500® Index	10.14%	-2.67%
MerQube U.S. Large Cap Equity Buffer Laddered Index	9.00%	0.38%

(a)	Inception date is February 8, 2022.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the gross and net expense ratios of the Fund were 0.99% and 0.89%, respectively. This expense ratio includes acquired fund fees and expenses of 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

20

INNOVATOR LADDERED ALLOCATION BUFFER ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund, MerQube U.S. Large Cap Equity Buffer Laddered Index and S&P 500® Index include the reinvestment of all dividends, if any.

The MerQube U.S. Large Cap Equity Buffer Laddered Index is equally weighted in the shares of the twelve Innovator U.S. Equity Buffer ETFs which each respectively seek to provide a defined outcome based upon the performance of the S&P 500® Index - Price Return over the course of an approximately one-year time period that begins on the first trading day of the month indicated in the respective ETF's name. Each Innovator U.S. Equity Buffer ETF seeks to provide an upside return that is capped for an applicable outcome period and a measure of downside protection from losses for such outcome period. The Index seeks to provide "laddered" investing in the twelve Innovator U.S. Equity Buffer ETFs. Laddered investing refers to investments in several similar securities that have different reset dates, with the goal of mitigating timing risks associated with investing in a single investment.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at innovatoretfs.com/BUFB.

21

INNOVATOR BUFFER STEP-UP STRATEGY ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Buffer Step-Up Strategy ETF from its inception (March 7, 2022) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns As of October 31, 2023
	1 Year	Since Inception (a)
Innovator Buffer Step-Up Strategy ETF
NAV Return	8.09%	1.21%
Market Return	8.00%	1.23%
S&P 500® Index - Price Return	8.31%	-0.11%
S&P 500® Index - Total Return	10.14%	1.55%

(a)	Inception date is March 7, 2022.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.89%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

22

INNOVATOR BUFFER STEP-UP STRATEGY ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BSTP.

23

INNOVATOR POWER BUFFER STEP-UP STRATEGY ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Power Buffer Step-Up Strategy ETF from its inception (March 7, 2022) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns As of October 31, 2023
	1 Year	Since Inception (a)
Innovator Power Buffer Step-Up Strategy ETF
NAV Return	7.04%	1.61%
Market Return	7.05%	1.61%
S&P 500® Index - Price Return	8.31%	-0.11%
S&P 500® Index - Total Return	10.14%	1.55%

(a)	Inception date is March 7, 2022.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.89%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

24

INNOVATOR POWER BUFFER STEP-UP STRATEGY ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PSTP.

25

INNOVATOR HEDGED TSLA STRATEGY ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Hedged TSLA Strategy ETF from its inception (July 25, 2022) to October 31, 2023 as compared with Tesla, Inc. and the NASDAQ-100 Index - Price Return and Total Return.

	Average Annual Total Returns As of October 31, 2023
	1 Year	Since Inception (a)
Innovator Hedged TSLA Strategy ETF
NAV Return	4.43%	-1.35%
Market Return	4.04%	-1.31%
Tesla, Inc.	-11.73%	-20.44%
NASDAQ-100 Index - Price Return	26.34%	13.09%
NASDAQ-100 Index - Total Return	27.45%	14.08%

(a)	Inception date is July 25, 2022.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

26

INNOVATOR HEDGED TSLA STRATEGY ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund, Tesla Inc. and NASDAQ-100 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/TSLH.

27

INNOVATOR UNCAPPED ACCELERATED U.S. EQUITY ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Uncapped Accelerated U.S. Equity ETF from its inception (August 10, 2022) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns As of October 31, 2023
	1 Year	Since Inception (a)
Innovator Uncapped Accelerated U.S. Equity ETF
NAV Return	5.85%	-2.83%
Market Return	5.69%	-2.81%
S&P 500® Index - Price Return	8.31%	-0.32%
S&P 500® Index - Total Return	10.14%	1.37%

(a)	Inception date is August 10, 2022.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

28

INNOVATOR UNCAPPED ACCELERATED U.S. EQUITY ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XUSP.

29

INNOVATOR EQUITY MANAGED FLOOR ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Equity Managed Floor ETF from its inception (November 8, 2022) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

Total Returns As of October 31, 2023
Since Inception (a)
Innovator Equity Managed Floor ETF
NAV Return	11.20%
Market Return	10.91%
S&P 500® Index - Price Return	9.55%
S&P 500® Index - Total Return	11.36%

(a)	Inception date is November 8, 2022.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.89%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

30

INNOVATOR EQUITY MANAGED FLOOR ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at

Innovatoretfs.com/SFLR.

31

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Gradient Tactical Rotation Strategy ETF from its inception (November 16, 2022) to October 31, 2023 as compared with the S&P Global Broad Market Index - Total Return and S&P 500® Index - Total Return.

Total Returns As of October 31, 2023
Since Inception (a)
Innovator Gradient Tactical Rotation Strategy ETF
NAV Return	-14.48%
Market Return	-13.66%
S&P Global Broad Market Index - Total Return	4.43%
S&P 500® Index - Total Return	7.60%

(a)	Inception date is November 16, 2022.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.80%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

32

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund, S&P 500® Index Total Return and S&P Global BMI Total Return Index include the reinvestment of all dividends, if any.

The S&P Global Broad Market Index is a market capitalization-weighted index providing a broad measure of global equities markets.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/IGTR.

33

INNOVATOR ETFs TRUST

Expense Example

For the Period Ended October 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) ongoing costs, including management fees, and other Fund expenses; and (2) transaction costs, including brokerage commissions on the purchase and sale of Fund shares. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 to October 31, 2023 for each Fund.

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on the purchase and sale of Fund shares.  Therefore, the second line under the Fund in the table is useful in comparing the ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

34

INNOVATOR ETFs TRUST

Expense Example

For the Period Ended October 31, 2023 (Unaudited) (Continued)

			Expenses	Annualized
			Paid	Expense
	Beginning	Ending	During	Ratio for
	Account	Account	the	the
	Value	Value	Period (a)	Period
Innovator IBD 50® ETF (NAV)				0.80%
Actual	$1,000.00	$897.60	$3.83
Hypothetical	1,000.00	1,021.17	4.08
Innovator IBD® Breakout Opportunities ETF (NAV)				0.80%
Actual	1,000.00	942.50	3.92
Hypothetical	1,000.00	1,021.17	4.08
Innovator Deepwater Frontier Tech ETF (NAV)				0.70%
Actual	1,000.00	1,008.90	3.54
Hypothetical	1,000.00	1,021.68	3.57
Innovator S&P Investment Grade Preferred ETF (NAV)				0.47%
Actual	1,000.00	918.00	2.27
Hypothetical	1,000.00	1,022.84	2.40
Innovator Laddered Allocation Power Buffer ETF (NAV)				0.10%
Actual	1,000.00	1,019.80	0.51
Hypothetical	1,000.00	1,024.70	0.51
Innovator Laddered Allocation Buffer ETF (NAV)				0.10%
Actual	1,000.00	1,012.50	0.51
Hypothetical	1,000.00	1,024.70	0.51
Innovator Buffer Step-Up Strategy ETF (NAV)				0.89%
Actual	1,000.00	1,008.80	4.51
Hypothetical	1,000.00	1,020.72	4.53
Innovator Power Buffer Step-Up Strategy ETF (NAV)				0.89%
Actual	1,000.00	1,004.50	4.50
Hypothetical	1,000.00	1,020.72	4.53
Innovator Hedged TSLA Strategy ETF (NAV)				0.79%
Actual	1,000.00	1,070.50	4.12
Hypothetical	1,000.00	1,021.22	4.02
Innovator Uncapped Accelerated U.S. Equity ETF (NAV)				0.79%
Actual	1,000.00	980.60	3.94
Hypothetical	1,000.00	1,021.22	4.02

Innovator Equity Managed Floor ETF (NAV)				0.89%
Actual	1,000.00	1,028.70	4.55
Hypothetical	1,000.00	1,020.72	4.53
Innovator Gradient Tactical Rotation Strategy ETF (NAV)				0.80%
Actual	1,000.00	999.30	4.03
Hypothetical	1,000.00	1,021.17	4.08

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).

35

INNOVATOR IBD® 50 ETF

Schedule of Investments

October 31, 2023

	Shares	Value
COMMON STOCKS – 99.85%
Advertising - 1.00%
Trade Desk, Inc. - Class A (a)	10,383	$736,778

Apparel - 1.22%
Deckers Outdoor Corp. (a)	1,513	903,352

Auto Manufacturers - 0.98%
PACCAR, Inc.	8,804	726,594

Auto Parts & Equipment - 0.45%
Allison Transmission Holdings, Inc.	6,506	328,033

Building Materials - 0.99%
Modine Manufacturing Co. (a)	18,587	734,186

Commercial Services - 10.21%
Booz Allen Hamilton Holding Corp.	6,234	747,644
Dlocal Ltd. (a)	83,557	1,407,935
Remitly Global, Inc. (a)(b)	98,981	2,665,558
Stride, Inc. (a)	49,586	2,726,238
		7,547,375
Computers - 10.64%
Crowdstrike Holdings, Inc. - Class A (a)	14,849	2,624,858
Parsons Corp. (a)	6,614	374,022
Qualys, Inc. (a)(b)	14,694	2,247,447
Zscaler, Inc. (a)(b)	16,526	2,622,511
		7,868,838
Cosmetics & Personal Care - 3.01%
elf Beauty, Inc. (a)	24,017	2,224,695

Distribution & Wholesale - 3.01%
Copart, Inc. (a)	51,164	2,226,657

Diversified Financial Services - 3.48%
Futu Holdings Ltd. - ADR (a)(b)	46,455	2,575,930

The accompanying notes are an integral part of these financial statements.

36

INNOVATOR IBD® 50 ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Insurance - 8.03%
Arch Capital Group Ltd. (a)	31,193	2,703,809
Arthur J Gallagher & Co.	3,220	758,278
Kinsale Capital Group, Inc. (b)	5,247	1,752,026
Marsh & McLennan Cos., Inc.	1,971	373,800
Ryan Specialty Holdings, Inc. (a)	8,096	349,747
		5,937,660
Internet - 7.84%
Alphabet, Inc. - Class A (a)	11,851	1,470,472
Alphabet, Inc. - Class C (a)	11,750	1,472,275
Meta Platforms, Inc. - Class A (a)	2,486	748,957
PDD Holdings, Inc. - ADR (a)	20,768	2,106,291
		5,797,995
Machinery - Construction & Mining - 0.53%
Vertiv Holdings Co.	9,951	390,776

Miscellaneous Manufacturing - 2.97%
Axon Enterprise, Inc. (a)	10,740	2,196,223

Oil & Gas - 1.50%
Chord Energy Corp. (b)	4,445	734,848
Weatherford International PLC (a)	4,003	372,639
		1,107,487
Oil & Gas Services - 1.00%
Tidewater, Inc. (a)(b)	10,768	735,993

Pharmaceuticals - 8.98%
Amphastar Pharmaceuticals, Inc. (a)	33,027	1,495,132
Cardinal Health, Inc.	3,980	362,180
Eli Lilly & Co.	1,271	704,045
McKesson Corp.	3,286	1,496,313
Novo Nordisk AS - ADR (b)	26,730	2,581,316
		6,638,986
Private Equity - 2.94%
Ares Management Corp. - Class A	22,043	2,173,219

The accompanying notes are an integral part of these financial statements.

37

INNOVATOR IBD® 50 ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Retail - 6.33%
Abercrombie & Fitch Co. (a)	6,043	367,535
Lululemon Athletica, Inc. (a)	3,754	1,477,124
MINISO Group Holding Ltd. - ADR	96,774	2,449,350
Ollie's Bargain Outlet Holdings, Inc. (a)	4,971	383,960
		4,677,969
Semiconductors - 2.95%
NVIDIA Corp.	5,345	2,179,691

Software - 12.86%
Cadence Design Systems, Inc. (a)	9,662	2,317,431
Clearwater Analytics Holdings, Inc. - Class A (a)(b)	79,494	1,437,251
Microsoft Corp.	6,554	2,215,973
ServiceNow, Inc. (a)	2,809	1,634,417
Synopsys, Inc. (a)	3,271	1,535,538
Veeva Systems, Inc. - Class A (a)	1,913	368,654
		9,509,264
Telecommunications - 3.79%
Arista Networks, Inc. (a)	13,994	2,803,978

Transportation - 5.14%
Frontline PLC (b)	103,583	2,304,722
International Seaways, Inc.	31,141	1,497,570
		3,802,292
TOTAL COMMON STOCKS (Cost $73,436,526)		73,823,971

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 13.73%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (c)	10,152,962	10,152,962
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,152,962)		10,152,962

Total Investments (Cost $83,589,488) - 113.58%		83,976,933
Liabilities in Excess of Other Assets - (13.58)%		(10,039,176)
TOTAL NET ASSETS - 100.00%		$73,937,757

The accompanying notes are an integral part of these financial statements.

38

INNOVATOR IBD® 50 ETF

Schedule of Investments

October 31, 2023 (Continued)

Asset Type	% of Net Assets
Common Stocks	99.85%
Investments Purchased with Proceeds From Securities Lending	13.73
Total Investments	113.58
Liabilities in Excess of Other Assets	(13.58)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of October 31, 2023. The total value of securities on loan is $9,632,818 or 13.03% of net assets. See Note 6.
(c)	Represents annualized seven-day yield as of the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

39

INNOVATOR IBD® BREAKOUT OPPORTUNITIES ETF

Schedule of Investments

October 31, 2023

	Shares	Value
COMMON STOCKS - 95.05%
Aerospace & Defense - 13.81%
General Dynamics Corp.	3,352	$808,871
Northrop Grumman Corp.	1,688	795,774
		1,604,645
Apparel - 4.02%
Urban Outfitters, Inc. (a)	13,480	466,678

Biotechnology - 3.99%
Vertex Pharmaceuticals, Inc. (a)	1,280	463,501

Commercial Services - 4.89%
Afya Ltd. - Class A (a)	7,120	114,632
FTI Consulting, Inc. (a)	1,056	224,147
Grand Canyon Education, Inc. (a)	1,944	230,033
		568,812
Diversified Financial Services - 3.90%
Mr Cooper Group, Inc. (a)	8,016	453,144

Electric - 4.51%
Vistra Corp.	16,016	524,044

Healthcare - Services - 15.37%
Ensign Group, Inc.	1,168	112,829
Humana, Inc.	896	469,226
Molina Healthcare, Inc. (a)	1,520	506,084
UnitedHealth Group, Inc.	1,304	698,370
		1,786,509
Insurance - 16.17%
Arch Capital Group Ltd. (a)	2,800	242,704
Old Republic International Corp.	29,624	811,105
Progressive Corp.	5,216	824,598
		1,878,407
Oil & Gas - 5.93%
Vitesse Energy, Inc. (b)	29,104	689,474

The accompanying notes are an integral part of these financial statements.

40

INNOVATOR IBD® BREAKOUT OPPORTUNITIES ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Pharmaceuticals - 5.47%
Cardinal Health, Inc.	1,248	113,568
The Cigna Group	1,688	521,929
		635,497
Retail - 1.91%
MINISO Group Holding Ltd. - ADR	8,768	221,918

Software - 14.10%
Electronic Arts, Inc.	6,504	805,130
Microsoft Corp.	344	116,310
MicroStrategy, Inc. - Class A (a)	1,120	474,197
Vertex, Inc. - Class A (a)	10,016	242,487
		1,638,124
Transportation - 0.98%
Euronav NV	6,376	113,684
TOTAL COMMON STOCKS (Cost $10,992,428)		11,044,437

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 12.50%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (c)	1,452,107	1,452,107
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,452,107)		1,452,107

SHORT TERM INVESTMENTS - 0.41%

Money Market Deposit Account - 0.41%	Principal Amount	Value
U.S. Bank Money Market Deposit Account, 5.200% (d)	$47,582	47,582
TOTAL SHORT TERM INVESTMENTS (Cost $47,582)		47,582

Total Investments (Cost $12,492,117) - 107.96%		12,544,126
Liabilities in Excess of Other Assets - (7.96)%		(924,360)
TOTAL NET ASSETS - 100.00%		$11,619,766

The accompanying notes are an integral part of these financial statements.

41

INNOVATOR IBD® BREAKOUT OPPORTUNITIES ETF

Schedule of Investments

October 31, 2023 (Continued)

Asset Type	% of Net Assets
Common Stocks	95.05%
Investments Purchased with Proceeds From Securities Lending	12.50
Short Term Investments	0.41
Total Investments	107.96
Liabilities in Excess of Other Assets	(7.96)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a) Non-income producing security.

(b) All or a portion of this security is on loan as of October 31, 2023. The total value of securities on loan is $632,357, or 5.44% of net assets. See Note 6.

(c) Represents annualized seven-day yield as of the end of the reporting period.

(d) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

42

INNOVATOR DEEPWATER FRONTIER TECH ETF

Schedule of Investments

October 31, 2023

	Shares	Value
COMMON STOCKS - 96.66%
Aerospace & Defense - 3.31%
Lockheed Martin Corp.	2,451	$1,114,322

Auto Parts & Equipment - 7.28%
LG Energy Solution Ltd. (a)	5,178	1,478,005
Mobileye Global, Inc. - Class A (a)(b)	27,232	971,365
		2,449,370
Banks - 3.57%
NU Holdings Ltd. - Class A (a)	146,370	1,200,234

Commercial Services - 10.26%
Adyen NV (a)	1,440	965,851
Block, Inc. (a)	24,479	985,280
Shift4 Payments, Inc. - Class A (a)(b)	33,710	1,500,769
		3,451,900
Computers - 5.94%
AutoStore Holdings Ltd. (a)	867,693	956,944
Crowdstrike Holdings, Inc. - Class A (a)(b)	5,885	1,040,291
		1,997,235
Internet - 6.08%
Palo Alto Networks, Inc. (a)	4,233	1,028,704
Uber Technologies, Inc. (a)(b)	23,542	1,018,898
		2,047,602
Machinery - Construction & Mining - 3.11%
Vertiv Holdings Co.	26,662	1,047,017

Miscellaneous Manufacturing - 3.11%
Axon Enterprise, Inc. (a)	5,124	1,047,807

The accompanying notes are an integral part of these financial statements.

43

INNOVATOR DEEPWATER FRONTIER TECH ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Semiconductors - 30.33% (c)
Advanced Micro Devices, Inc. (a)	10,002	985,197
Applied Materials, Inc.	7,634	1,010,360
ASML Holding NV	1,824	1,091,015
GLOBALFOUNDRIES, Inc. (a)(b)	31,574	1,566,702
Marvell Technology, Inc.	19,716	930,989
SK Hynix, Inc.	19,955	1,718,386
Skyworks Solutions, Inc. (b)	10,894	944,946
Taiwan Semiconductor Manufacturing Co. Ltd.	65,000	1,060,120
Teradyne, Inc. (b)	10,802	899,482
		10,207,197
Software - 20.43%
Adobe, Inc. (a)	2,022	1,075,825
Pegasystems, Inc.	24,953	1,066,491
ROBLOX Corp. - Class A (a)	35,418	1,126,646
Smartsheet, Inc. - Class A (a)	42,805	1,692,510
Take-Two Interactive Software, Inc. (a)	7,475	999,782
Unity Software, Inc. (a)(b)	36,026	913,980
		6,875,234
Telecommunications - 3.24%
Arista Networks, Inc. (a)	5,448	1,091,616
TOTAL COMMON STOCKS (Cost $33,885,057)		32,529,534

PREFERRED STOCKS - 2.99%
Auto Manufacturers - 2.99%
Dr Ing hc F Porsche AG	11,504	1,004,710
TOTAL PREFERRED STOCKS (Cost $1,103,769)		1,004,710

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 17.66%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (d)	5,941,992	5,941,992
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,941,992)		5,941,992

The accompanying notes are an integral part of these financial statements.

44

INNOVATOR DEEPWATER FRONTIER TECH ETF

Schedule of Investments

October 31, 2023 (Continued)

SHORT TERM INVESTMENTS - 0.39%
Money Market Deposit Account - 0.39%	Principal Amount	Value
U.S. Bank Money Market Deposit Account, 5.200% (e)	$131,285	131,285
TOTAL SHORT TERM INVESTMENTS (Cost $131,285)		131,285

Total Investments (Cost $41,062,103) - 117.70%		39,607,521
Liabilities in Excess of Other Assets - (17.70)%		(5,956,628)
TOTAL NET ASSETS - 100.00%		$33,650,893

Country	% of Net Assets
Brazil	3.57%
Germany	2.98
Israel	2.89
Netherlands	6.11
Norway	2.84
South Korea	9.50
Taiwan	3.15
United States	68.61
Total Country	99.65
Investments Purchased with Proceeds From Securities Lending	17.66
Short Term Investments	0.39
Total Investments	117.70
Liabilities in Excess of Other Assets	(17.70)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) All or a portion of this security is on loan as of October 31, 2023. The total value of securities on loan is $5,879,477, or 17.47% of net assets. See Note 6.

(c) To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent.

(d) Represents annualized seven-day yield as of the end of the reporting period.

(e) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

45

INNOVATOR S&P INVESTMENT GRADE PREFERRED ETF

Schedule of Investments

October 31, 2023

	Shares	Value
PREFERRED STOCKS - 99.63% (a)
Banks - 42.54% (c)
Bank of America Corp., Series 02, 6.316% to 11/28/2023 then TSFR3M + 0.912%	18,964	$384,780
Bank of America Corp., Series 4, 6.416% to 11/28/2023 then TSFR3M + 1.012%	18,691	390,829
Bank of America Corp., Series 5, 6.141% to 11/21/2023 then TSFR3M + 0.762%	18,863	382,353
Bank of America Corp., Series E, 5.976% to 11/15/2023 then TSFR3M + 0.612%	19,380	382,174
Bank of America Corp., Series GG, 6.000%	16,713	373,536
Bank of America Corp., Series HH, 5.875%	17,418	378,841
Bank of America Corp., Series KK, 5.375%	18,637	385,040
Bank of America Corp., Series LL, 5.000%	20,080	389,552
Bank of America Corp., Series NN, 4.375%	22,801	379,865
Bank of America Corp., Series PP, 4.125%	24,313	385,118
Bank of America Corp., Series QQ, 4.250%	23,806	387,086
Bank of America Corp., Series SS, 4.750%	21,104	377,128
Bank of Hawaii Corp., Series A, 4.375%	343,265	4,500,204
Cullen/Frost Bankers, Inc., Series B, 4.450%	291,925	4,685,397
JPMorgan Chase & Co., Series DD, 5.750%	33,557	767,784
JPMorgan Chase & Co., Series EE, 6.000% (b)	32,036	765,981
JPMorgan Chase & Co., Series GG, 4.750%	39,689	755,282
JPMorgan Chase & Co., Series JJ, 4.550% (b)	41,622	764,596
JPMorgan Chase & Co., Series LL, 4.625%	41,116	771,747
JPMorgan Chase & Co., Series MM, 4.200% (b)	45,020	765,340
Morgan Stanley, Series A, 6.355% to 01/16/2024 then TSFR3M + 0.962%	27,821	568,383
Morgan Stanley, Series E, 7.125% to 01/16/2024 then SOFR	23,316	585,232
Morgan Stanley, Series F, 6.875% to 01/16/2024 then SOFR	23,353	570,981
Morgan Stanley, Series I, 6.375% to 01/16/2024 then SOFR	24,512	576,522
Morgan Stanley, Series K, 5.850% to 01/16/2024 then SOFR	26,762	585,017
Morgan Stanley, Series L, 4.875%	30,292	562,522

The accompanying notes are an integral part of these financial statements.

46

INNOVATOR S&P INVESTMENT GRADE PREFERRED ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Morgan Stanley, Series O, 4.250%	35,644	584,918
Morgan Stanley, Series P, 6.500% (b)	23,675	583,825
Northern Trust Corp., Series E, 4.700%	236,200	4,582,280
State Street Corp., Series D, 5.900% to 12/15/2023 then SOFR	93,224	2,344,584
State Street Corp., Series G, 5.350% to 12/15/2023 then SOFR (b)	104,737	2,290,598
Truist Financial Corp., Series O, 5.250% (b)	116,102	2,333,650
Truist Financial Corp., Series R, 4.750%	130,744	2,331,166
US BanCorp., Series B, 6.255% to 01/16/2024 then TSFR3M + 0.862% (b)	50,596	976,503
US BanCorp., Series K, 5.500% (b)	47,723	940,143
US BanCorp., Series L, 3.750% (b)	67,806	962,167
US BanCorp., Series M, 4.000% (b)	64,036	949,654
US BanCorp., Series O, 4.500% (b)	55,902	942,508
		41,643,286
Diversified Financial Services - 5.54%
Apollo Global Management, Inc., 6.750% 7/31/2026	14,032	675,079
The Charles Schwab Corp., Series D, 5.950%	103,253	2,334,550
The Charles Schwab Corp., Series J, 4.450% (b)	136,963	2,417,397
		5,427,026
Insurance - 42.24% (c)
Arch Capital Group Ltd., Series F, 5.450%	117,565	2,399,502
Arch Capital Group Ltd., Series G, 4.550%	138,427	2,394,787
Athene Holding Ltd, Series A, 6.350% to 06/30/2029 then 3-Month USD Libor + 4.253%	36,762	776,781
Athene Holding Ltd., Series B, 5.625%	41,712	794,196
Athene Holding Ltd., Series C, 6.375% to 09/30/2025 then Five-Year Treasury Constant Maturity + 5.970%	33,000	800,910
Athene Holding Ltd., Series D, 4.875%	50,000	809,000
Athene Holding Ltd., Series E, 7.750% to 12/30/2027 then Five-Year Treasury Constant Maturity + 3.962%	31,658	788,284
Axis Capital Holdings Ltd., Series E, 5.500%	243,601	4,747,783
Enstar Group Ltd., Series D, 7.000% to 09/01/2028 then 3-Month USD Libor + 4.015%	198,172	4,714,512

The accompanying notes are an integral part of these financial statements.

47

INNOVATOR S&P INVESTMENT GRADE PREFERRED ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Equitable Holdings, Inc., Series A, 5.250%	121,992	2,199,516
Equitable Holdings, Inc., Series C, 4.300%	157,495	2,267,928
Lincoln National Corp., Series D, 9.000%	183,228	4,855,542
MetLife, Inc., Series A, 6.671% to 12/15/2023 then TSFR3M + 1.262%	67,904	1,538,705
MetLife, Inc., Series E, 5.625%	69,950	1,504,624
MetLife, Inc., Series F, 4.750%	81,498	1,526,458
RenaissanceRe Holdings Ltd., Series F, 5.750%	112,571	2,423,654
RenaissanceRe Holdings Ltd., Series G, 4.200%	149,999	2,314,485
The Hartford Financial Services Group, Inc., Series G, 6.000%	196,668	4,493,864
		41,350,531
Real Estate Investment Trusts - 9.31%
Kimco Realty Corp., Series L, 5.125%	117,922	2,264,102
Kimco Realty Corp., Series M, 5.250%	114,002	2,281,180
Public Storage, Series F, 5.150% (b)	19,734	416,585
Public Storage, Series G, 5.050% (b)	19,597	418,984
Public Storage, Series H, 5.600%	18,415	408,629
Public Storage, Series I, 4.875% (b)	21,258	417,932
Public Storage, Series J, 4.700%	22,654	417,060
Public Storage, Series L, 4.625% (b)	22,667	419,339
Public Storage, Series N, 3.875%	27,326	416,721
Public Storage, Series O, 3.900%	26,589	410,800
Public Storage, Series P, 4.000%	25,906	409,056
Public Storage, Series R, 4.000%	26,406	416,423
Public Storage, Series S, 4.100%	26,051	420,724
		9,117,535
TOTAL PREFERRED STOCKS (Cost $124,145,299)		97,538,378

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 7.68%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (d)	7,514,451	7,514,451
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,514,451)		7,514,451

The accompanying notes are an integral part of these financial statements.

48

INNOVATOR S&P INVESTMENT GRADE PREFERRED ETF

Schedule of Investments

October 31, 2023 (Continued)

SHORT TERM INVESTMENTS - 0.73%
Money Market Deposit Account - 0.73%	Principal Amount
U.S. Bank Money Market Deposit Account, 5.200% (e)	$708,894	708,894
TOTAL SHORT TERM INVESTMENTS (Cost $708,894)		708,894

Total Investments (Cost $132,368,644) - 108.04%		105,761,723
Liabilities in Excess of Other Assets - (8.04)%		(7,874,381)
TOTAL NET ASSETS - 100.00%		$97,887,342

Asset Type	% of Net Assets
Preferred Stocks	99.63%
Investments Purchased with Proceeds From Securities Lending	7.68
Short Term Investments	0.73
Total Investments	108.04
Liabilities in Excess of Other Assets	(8.04)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

USD - United States Dollar

Libor - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

TSFR3M - 3 Month Term Secured Overnight Financing Rate

(a) Securities with no stated maturity date are perpetual in nature.

(b) All or a portion of this security is on loan as of October 31, 2023. The total value of securities on loan is $7,352,266, or 7.51% of net assets. See Note 6.

(c) To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent.

(d) Represents annualized seven-day yield as of the end of the reporting period.

(e) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

49

INNOVATOR LADDERED ALLOCATION POWER BUFFER ETF

Schedule of Investments

October 31, 2023

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS - 99.90% (a)
Innovator U.S. Equity Power Buffer ETF - January (b)	706,954	$24,184,896
Innovator U.S. Equity Power Buffer ETF - February	807,699	24,256,332
Innovator U.S. Equity Power Buffer ETF - March	735,922	24,388,455
Innovator U.S. Equity Power Buffer ETF - April	806,287	24,357,930
Innovator U.S. Equity Power Buffer ETF - May	835,427	24,352,697
Innovator U.S. Equity Power Buffer ETF - June	787,962	24,418,943
Innovator U.S. Equity Power Buffer ETF - July (b)	731,180	24,348,294
Innovator U.S. Equity Power Buffer ETF - August	794,985	24,374,240
Innovator U.S. Equity Power Buffer ETF - September (b)	759,835	24,367,909
Innovator U.S. Equity Power Buffer ETF - October (b)	726,503	24,428,663
Innovator U.S. Equity Power Buffer ETF - November	742,267	23,960,379
Innovator U.S. Equity Power Buffer ETF - December	759,204	23,983,254
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $278,978,214)		291,421,992

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.28%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (c)	3,741,525	3,741,525
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,741,525)		3,741,525

The accompanying notes are an integral part of these financial statements.

50

INNOVATOR LADDERED ALLOCATION POWER BUFFER ETF

Schedule of Investments

October 31, 2023 (Continued)

SHORT TERM INVESTMENTS - 0.10%
Money Market Deposit Account - 0.10%	Principal Amount
U.S. Bank Money Market Deposit Account, 5.200% (d)	$298,188	298,188
TOTAL SHORT TERM INVESTMENTS (Cost $298,188)		298,188

Total Investments (Cost $283,017,927) - 101.28%		295,461,705
Liabilities in Excess of Other Assets - (1.28)%		(3,746,198)
TOTAL NET ASSETS - 100.00%		$291,715,507

Asset Type	% of Net Assets
Affiliated Exchange Traded Funds	99.90%
Investments Purchased with Proceeds From Securities Lending	1.28
Short Term Investments	0.10
Total Investments	101.28
Liabilities in Excess of Other Assets	(1.28)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) All or a portion of this security is on loan as of October 31, 2023. The total value of securities on loan is $3,665,523, or 1.26% of net assets. See Note 6.

(c) Represents annualized seven-day yield as of the end of the reporting period.

(d) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

51

INNOVATOR LADDERED ALLOCATION BUFFER ETF

Schedule of Investments

October 31, 2023

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS - 99.83% (a)
Innovator U.S. Equity Buffer ETF - January	133,746	$4,812,154
Innovator U.S. Equity Buffer ETF - February	147,558	4,834,251
Innovator U.S. Equity Buffer ETF - March	135,454	4,838,945
Innovator U.S. Equity Buffer ETF - April	140,730	4,842,646
Innovator U.S. Equity Buffer ETF - May	158,328	4,845,248
Innovator U.S. Equity Buffer ETF - June	149,970	4,844,031
Innovator U.S. Equity Buffer ETF - July	143,029	4,851,000
Innovator U.S. Equity Buffer ETF - August	149,181	4,846,891
Innovator U.S. Equity Buffer ETF - September	146,396	4,848,635
Innovator U.S. Equity Buffer ETF - October	138,917	4,858,400
Innovator U.S. Equity Buffer ETF - November	150,233	4,805,954
Innovator U.S. Equity Buffer ETF - December	140,793	4,822,611
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $57,467,473)		58,050,766

SHORT TERM INVESTMENTS - 0.18%
Money Market Deposit Account - 0.18%	Principal Amount
U.S. Bank Money Market Deposit Account, 5.200% (b)	$103,034	103,034
TOTAL SHORT TERM INVESTMENTS (Cost $103,034)		103,034

Total Investments (Cost $57,570,507) - 100.01%		58,153,800
Liabilities in Excess of Other Assets - (0.01)%		(4,707)
TOTAL NET ASSETS - 100.00%		$58,149,093

Asset Type	% of Net Assets
Affiliated Exchange Traded Funds	99.83%
Short Term Investments	0.18
Total Investments	100.01
Liabilities in Excess of Other Assets	(0.01)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

52

INNOVATOR BUFFER STEP-UP STRATEGY ETF

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 104.03% (a)(b)
CALL OPTIONS - 98.53%
SPDR S&P 500® Trust ETF, Expires 10/31/2024, Strike Price $4.21	972	$40,649,040	$39,677,040
			39,677,040
PUT OPTIONS - 5.50%
SPDR S&P 500® Trust ETF, Expires 10/31/2024, Strike Price $418.23	972	40,649,040	2,213,244
			2,213,244
TOTAL PURCHASED OPTIONS (Cost $41,894,443)			41,890,284

SHORT TERM INVESTMENTS - 0.14%	Principal Amount
Money Market Deposit Account- 0.14%
U.S. Bank Money Market Deposit Account, 5.200% (c)	$57,129	57,129
TOTAL SHORT TERM INVESTMENTS (Cost $57,129)		57,129

Total Investments (Cost $41,951,572) - 104.17%		41,947,413
Liabilities in Excess of Other Assets - (4.17)%		(1,680,450)
TOTAL NET ASSETS - 100.00%		$40,266,963

The accompanying notes are an integral part of these financial statements.

53

INNOVATOR BUFFER STEP-UP STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

Asset Type	% of Net Assets
Purchased Options	104.03%
Short Term Investments	0.14
Total Investments	104.17
Liabilities in Excess of Other Assets	(4.17)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Exchange-Traded.

(b) Purchased option contracts are held in connection with corresponding option contracts written short.

(c) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

Schedule of Options Written (a)

October 31, 2023

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500® Trust ETF	10/31/2024	$503.09	972	$(40,649,040)	$(367,416)
					(367,416)
Put Options
SPDR S&P 500® Trust ETF	10/31/2024	380.59	972	(40,649,040)	(1,284,012)
					(1,284,012)
Total Options Written (Premiums Received $1,647,256)					$(1,651,428)

(a) Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

54

INNOVATOR POWER BUFFER STEP-UP STRATEGY ETF

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 104.10% (a)(b)
CALL OPTIONS - 98.58%
SPDR S&P 500® Trust ETF, Expires 10/31/2024, Strike Price $4.22	1,892	$79,123,440	$77,267,388
			77,267,388
PUT OPTIONS - 5.52%
SPDR S&P 500® Trust ETF, Expires 10/31/2024, Strike Price $418.24	1,892	79,123,440	4,323,220
			4,323,220
TOTAL PURCHASED OPTIONS (Cost $81,598,703)			81,590,608

SHORT TERM INVESTMENTS - 0.16%	Principal Amount
Money Market Deposit Account- 0.16%
U.S. Bank Money Market Deposit Account, 5.200% (c)	$125,502	125,502
TOTAL SHORT TERM INVESTMENTS (Cost $125,502)		125,502

Total Investments (Cost $81,724,205) - 104.26%		81,716,110
Liabilities in Excess of Other Assets - (4.26)%		(3,338,202)
TOTAL NET ASSETS - 100.00%		$78,377,908

The accompanying notes are an integral part of these financial statements.

55

INNOVATOR POWER BUFFER STEP-UP STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

Asset Type	% of Net Assets
Purchased Options	104.10%
Short Term Investments	0.16
Total Investments	104.26
Liabilities in Excess of Other Assets	(4.26)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Exchange-Traded.

(b) Purchased option contracts are held in connection with corresponding option contracts written short.

(c) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

Schedule of Options Written (a)

October 31, 2023

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500® Trust ETF	10/31/2024	$483.69	1,892	$(79,123,440)	$(1,530,628)
					(1,530,628)
Put Options
SPDR S&P 500® Trust ETF	10/31/2024	355.48	1,892	(79,123,440)	(1,734,964)
					(1,734,964)
Total Options Written (Premiums Received $3,257,471)					$(3,265,592)

(a) Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

56

INNOVATOR HEDGED TSLA STRATEGY ETF

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 3.29% (a)(b)
CALL OPTIONS - 3.29%
Tesla, Inc., Expires 12/29/2023, Strike Price $224.77	83	$1,666,972	$63,810
TOTAL PURCHASED OPTIONS (Cost $336,092)			63,810

SHORT TERM INVESTMENTS - 97.35%	Principal Amount
U.S. Treasury Bill - 97.08%
United States Treasury Bill, 3.481%, 12/28/2023 (c)(d)	$1,902,000	1,885,994
		1,885,994
Money Market Deposit Account - 0.27%
U.S. Bank Money Market Deposit Account, 5.200% (e)	5,183	5,183
		5,183
TOTAL SHORT TERM INVESTMENTS (Cost $1,891,201)		1,891,177

Total Investments (Cost $2,227,293) - 100.64%		1,954,987
Liabilities in Excess of Other Assets - (0.64)%		(12,372)
TOTAL NET ASSETS - 100.00%		$1,942,615

The accompanying notes are an integral part of these financial statements.

57

INNOVATOR HEDGED TSLA STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

Asset Type	% of Net Assets
Purchased Options	3.29%
Short Term Investments	97.35
Total Investments	100.64
Liabilities in Excess of Other Assets	(0.64)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Exchange-Traded.

(b) Purchased option contracts are held in connection with corresponding option contracts written short.

(c) Rate disclosed is the effective yield as of October 31, 2023.

(d) All or a portion of the security is pledged as collateral in connection with options written contracts.

(e) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

Schedule of Options Written (a)

October 31, 2023

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Tesla, Inc.	12/29/2023	$272.22	83	$(1,666,972)	$(11,090)
Total Options Written (Premiums Received $128,375)					$(11,090)

(a) Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

58

INNOVATOR UNCAPPED ACCELERATED U.S. EQUITY ETF

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 106.85% (a)(b)
CALL OPTIONS - 106.85%
SPDR S&P 500® Trust ETF, Expires 12/29/2023, Strike Price $401.55	144	6,022,080	$344,058
SPDR S&P 500® Trust ETF, Expires 12/29/2023, Strike Price $3.86	96	4,014,720	3,962,918
SPDR S&P 500® Trust ETF, Expires 3/28/2024, Strike Price $429.86	158	6,607,560	232,800
SPDR S&P 500® Trust ETF, Expires 3/28/2024, Strike Price $4.13	96	4,014,720	3,948,111
SPDR S&P 500® Trust ETF, Expires 6/28/2024, Strike Price $465.44	165	6,900,300	111,205
SPDR S&P 500® Trust ETF, Expires 6/28/2024, Strike Price $4.47	92	3,847,440	3,764,387
SPDR S&P 500® Trust ETF, Expires 9/30/2024, Strike Price $448.85	163	6,816,660	315,412
SPDR S&P 500® Trust ETF, Expires 9/30/2024, Strike Price $4.31	97	4,056,540	3,957,212
TOTAL PURCHASED OPTIONS (Cost $17,843,049)			16,636,103

SHORT TERM INVESTMENTS - 0.22%	Principal Amount
Money Market Deposit Account- 0.22%
U.S. Bank Money Market Deposit Account, 5.200% (c)	$34,884	34,884
TOTAL SHORT TERM INVESTMENTS (Cost $34,884)		34,884

Total Investments (Cost $17,877,933) - 107.07%		16,670,987
Liabilities in Excess of Other Assets - (7.07)%		(1,100,844)
TOTAL NET ASSETS - 100.00%		$15,570,143

The accompanying notes are an integral part of these financial statements.

59

INNOVATOR UNCAPPED ACCELERATED U.S. EQUITY ETF

Schedule of Investments

October 31, 2023 (Continued)

Asset Type	% of Net Assets
Purchased Options	106.85%
Short Term Investments	0.22
Total Investments	107.07
Liabilities in Excess of Other Assets	(7.07)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Exchange-Traded.

(b) Purchased option contracts are held in connection with corresponding option contracts written short.

(c) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

Schedule of Options Written (a)

October 31, 2023

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500® Trust ETF	12/29/2023	$382.45	96	$(4,014,720)	$(384,660)
SPDR S&P 500® Trust ETF	3/28/2024	409.41	96	(4,014,720)	(264,329)
SPDR S&P 500® Trust ETF	6/28/2024	443.29	92	(3,847,440)	(141,552)
SPDR S&P 500® Trust ETF	9/30/2024	427.49	97	(4,056,540)	(299,808)
Total Options Written (Premiums Received $1,595,247)					$(1,090,349)

(a) Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

60

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023

	Shares	Value
COMMON STOCKS - 94.96%
Advertising - 0.11%
Trade Desk, Inc. - Class A (a)(b)	1,463	$103,814

Aerospace & Defense - 1.51%
Boeing Co. (a)	1,848	345,243
HEICO Corp. (b)	1,003	158,885
HEICO Corp. - Class A	816	103,738
Lockheed Martin Corp.	1,164	529,200
TransDigm Group, Inc. (a)(b)	396	327,924
		1,464,990
Agriculture - 0.50%
Philip Morris International, Inc.	5,469	487,616

Airlines - 0.20%
Delta Air Lines, Inc.	6,237	194,906

Apparel - 0.41%
NIKE, Inc. - Class B	3,850	395,665

Auto Manufacturers - 2.00%
Ford Motor Co.	14,861	144,895
General Motors Co.	6,725	189,645
Lucid Group, Inc. (a)(b)	10,205	42,045
Rivian Automotive, Inc. - Class A (a)(b)	3,861	62,625
Tesla, Inc. (a)	7,501	1,506,500
		1,945,710
Banks - 3.47%
Bank of America Corp.	26,803	705,991
Citizens Financial Group, Inc. (b)	9,981	233,855
First Citizens BancShares, Inc. - Class A (b)	46	63,514
Goldman Sachs Group, Inc.	1,618	491,240
Huntington Bancshares, Inc.	21,064	203,268
JPMorgan Chase & Co. (b)	8,627	1,199,670
Morgan Stanley (b)	3,238	229,315
Regions Financial Corp.	16,170	234,950
		3,361,803

The accompanying notes are an integral part of these financial statements.

61

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Beverages - 1.77%
Brown-Forman Corp. - Class B	2,387	134,054
Coca-Cola Co.	13,948	787,923
PepsiCo, Inc.	4,853	792,398
		1,714,375
Biotechnology - 1.93%
Alnylam Pharmaceuticals, Inc. (a)(b)	390	59,202
Amgen, Inc.	2,002	511,911
BioMarin Pharmaceutical, Inc. (a)	1,001	81,531
Gilead Sciences, Inc.	5,007	393,250
Moderna, Inc. (a)	1,066	80,973
Regeneron Pharmaceuticals, Inc. (a)	313	244,106
Royalty Pharma PLC - Class A	3,020	81,147
Seagen, Inc. (a)	539	114,705
Vertex Pharmaceuticals, Inc. (a)	847	306,707
		1,873,532
Building Materials - 0.47%
Builders FirstSource, Inc. (a)(b)	518	56,213
Lennox International, Inc. (b)	241	89,300
Trane Technologies PLC	1,618	307,921
		453,434
Chemicals - 1.59%
Celanese Corp. (b)	1,232	141,076
Dow, Inc.	6,160	297,775
Linde PLC	1,774	677,953
LyondellBasell Industries NV - Class A	2,158	194,738
PPG Industries, Inc.	1,848	226,879
		1,538,421
Commercial Services - 1.03%
Block, Inc. (a)	2,531	101,873
Cintas Corp.	693	351,434
PayPal Holdings, Inc. (a)	4,867	252,111
TransUnion (b)	1,617	70,954
United Rentals, Inc. (b)	539	218,980
		995,352

The accompanying notes are an integral part of these financial statements.

62

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Computers - 8.69%
Accenture PLC - Class A	2,310	686,278
Amdocs Ltd.	933	74,789
Apple, Inc. (d)	40,125	6,852,146
Crowdstrike Holdings, Inc. - Class A (a)(b)	775	136,997
Dell Technologies, Inc. - Class C	1,309	87,585
International Business Machines Corp.	3,550	513,472
Zscaler, Inc. (a)	465	73,791
		8,425,058
Cosmetics & Personal Care - 1.20%
Procter & Gamble Co.	7,780	1,167,232

Distribution & Wholesale - 0.17%
Ferguson PLC	1,082	162,516

Diversified Financial Services - 3.50%
American Express Co.	2,002	292,352
Apollo Global Management, Inc.	1,925	149,072
Blue Owl Capital, Inc. (b)	4,393	54,166
Coinbase Global, Inc. - Class A (a)(b)	577	44,498
Franklin Resources, Inc. (b)	3,311	75,458
Interactive Brokers Group, Inc. - Class A (b)	1,232	98,646
LPL Financial Holdings, Inc.	462	103,728
Mastercard, Inc. - Class A	2,543	957,057
Nasdaq, Inc.	4,238	210,205
Rocket Cos., Inc. - Class A (a)(b)	2,926	21,623
T Rowe Price Group, Inc.	1,617	146,339
Tradeweb Markets, Inc. - Class A	1,078	97,031
Visa, Inc. - Class A (b)	4,856	1,141,645
		3,391,820

The accompanying notes are an integral part of these financial statements.

63

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Electric - 2.41%
Alliant Energy Corp.	4,930	240,535
Ameren Corp.	3,314	250,903
Avangrid, Inc. (b)	3,080	92,000
CenterPoint Energy, Inc. (b)	9,326	250,683
CMS Energy Corp.	4,549	247,193
Consolidated Edison, Inc.	3,312	290,760
DTE Energy Co.	2,619	252,419
Entergy Corp.	2,704	258,475
Evergy, Inc.	4,320	212,285
PPL Corp. (b)	9,867	242,432
		2,337,685
Electrical Components & Equipment - 0.25%
AMETEK, Inc.	1,694	238,464

Electronics - 0.60%
Hubbell, Inc. (b)	295	79,680
Jabil, Inc. (b)	638	78,346
TE Connectivity Ltd.	2,542	299,575
Trimble, Inc. (a)	2,618	123,386
		580,987
Energy-Alternate Sources - 0.11%
Enphase Energy, Inc. (a)(b)	632	50,295
SolarEdge Technologies, Inc. (a)(b)	745	56,582
		106,877
Entertainment - 0.10%
DraftKings, Inc. - Class A (a)	1,631	45,048
Warner Music Group Corp. - Class A	1,759	55,057
		100,105
Environmental Control - 0.71%
Republic Services, Inc.	2,079	308,711
Waste Management, Inc.	2,310	379,602
		688,313

The accompanying notes are an integral part of these financial statements.

64

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Food - 0.79%
Albertsons Cos., Inc. - Class A	2,013	43,682
Campbell Soup Co. (b)	4,466	180,471
Conagra Brands, Inc.	5,467	149,577
J M Smucker Co.	1,232	140,251
Kellanova	3,931	198,398
WK Kellogg Co. (a)	5,642	56,533
		768,912
Healthcare - Products - 2.88%
Abbott Laboratories	6,703	633,769
Avantor, Inc. (a)	3,392	59,123
Cooper Cos., Inc.	693	216,043
Danaher Corp.	2,236	429,357
GE HealthCare Technologies, Inc.	2,277	151,580
Insulet Corp. (a)	714	94,655
Intuitive Surgical, Inc. (a)	1,232	323,055
Teleflex, Inc. (b)	743	137,269
Thermo Fisher Scientific, Inc. (b)	1,155	513,709
Zimmer Biomet Holdings, Inc.	2,236	233,461
		2,792,021
Healthcare-Services - 2.22%
HCA Healthcare, Inc. (b)	972	219,808
Humana, Inc.	709	371,296
UnitedHealth Group, Inc.	2,926	1,567,048
		2,158,152
Home Builders - 0.27%
Lennar Corp. - Class B (b)	2,618	258,161

Household Products & Wares - 0.25%
Church & Dwight Co., Inc.	2,695	245,083

Insurance - 3.91%
Arch Capital Group Ltd. (a)	3,003	260,300
Arthur J Gallagher & Co.	1,620	381,494
Berkshire Hathaway, Inc. - Class B (a)	4,086	1,394,674
Brown & Brown, Inc.	3,311	229,850

The accompanying notes are an integral part of these financial statements.

65

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Hartford Financial Services Group, Inc.	4,084	299,970
Loews Corp.	4,158	266,154
Markel Group, Inc. (a)	154	226,460
Principal Financial Group, Inc.	2,619	177,254
Prudential Financial, Inc. (b)	3,776	345,277
W R Berkley Corp.	3,157	212,845
		3,794,278
Internet - 10.89%
Alphabet, Inc. - Class A (a)(d)	16,332	2,026,475
Alphabet, Inc. - Class C (a)(d)	14,039	1,759,087
Amazon.com, Inc. (a)(d)	24,343	3,239,810
Booking Holdings, Inc. (a)	154	429,592
CDW Corp.	1,232	246,893
Chewy, Inc. - Class A (a)	2,535	49,002
Coupang, Inc. (a)	2,772	47,124
DoorDash, Inc. - Class A (a)(b)	1,191	89,265
Expedia Group, Inc. (a)	1,430	136,265
MercadoLibre, Inc. (a)	154	191,074
Meta Platforms, Inc. - Class A (a)	5,965	1,797,076
Okta, Inc. (a)	616	41,525
Pinterest, Inc. - Class A (a)	2,618	78,226
Snap, Inc. - Class A (a)(b)	8,593	86,016
Spotify Technology SA (a)	616	101,492
Uber Technologies, Inc. (a)	5,670	245,398
		10,564,319
Iron & Steel - 0.20%
Nucor Corp.	1,333	197,004

Lodging - 0.14%
MGM Resorts International	3,928	137,166

Machinery - Diversified - 1.11%
Deere & Co.	1,082	395,320
Dover Corp.	2,146	278,873
IDEX Corp.	1,078	206,340
Westinghouse Air Brake Technologies Corp.	1,855	196,667
		1,077,200

The accompanying notes are an integral part of these financial statements.

66

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Media - 1.45%
Comcast Corp. - Class A	14,801	611,133
FactSet Research Systems, Inc.	385	166,278
Sirius XM Holdings, Inc. (b)	13,022	55,734
Walt Disney Co. (a)	7,066	576,515
		1,409,660
Mining - 0.32%
Freeport-McMoRan, Inc.	7,332	247,675
Southern Copper Corp.	925	65,583
		313,258
Miscellaneous Manufacturing - 1.05%
3M Co.	4,248	386,356
Carlisle Cos., Inc.	693	176,084
General Electric Co. (b)	4,158	451,684
		1,014,124
Oil & Gas - 3.66%
Chevron Corp.	5,698	830,370
ConocoPhillips	4,930	585,684
Devon Energy Corp.	3,769	175,522
Exxon Mobil Corp.	12,711	1,345,459
Marathon Oil Corp.	7,865	214,793
Occidental Petroleum Corp. (b)	3,080	190,375
Valero Energy Corp. (b)	1,621	205,867
		3,548,070
Oil & Gas Services - 0.32%
Schlumberger NV	5,603	311,863

Pharmaceuticals - 5.68%
AbbVie, Inc.	5,170	729,901
Cencora, Inc.	1,771	327,901
Dexcom, Inc. (a)	1,467	130,314
Eli Lilly & Co.	2,544	1,409,197
Johnson & Johnson (d)	8,323	1,234,634
Merck & Co., Inc.	7,777	798,698
Pfizer, Inc.	18,336	560,348
The Cigna Group	1,030	318,476
		5,509,469

The accompanying notes are an integral part of these financial statements.

67

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Pipelines - 0.40%
Cheniere Energy, Inc.	1,001	166,586
Kinder Morgan, Inc.	13,398	217,048
		383,634
Private Equity - 0.54%
Ares Management Corp. - Class A	1,232	121,463
Blackstone, Inc. (b)	2,388	220,532
KKR & Co., Inc.	3,234	179,164
		521,159
Retail - 4.97%
Costco Wholesale Corp. (b)	1,473	813,744
Dick's Sporting Goods, Inc. (b)	599	64,063
Genuine Parts Co.	1,155	148,833
Home Depot, Inc.	3,234	920,687
Lowe's Cos., Inc. (b)	2,387	454,891
Lululemon Athletica, Inc. (a)	462	181,788
McDonald's Corp.	2,718	712,578
Ross Stores, Inc.	2,310	267,891
Target Corp.	2,015	223,242
Ulta Beauty, Inc. (a)	308	117,443
Walmart, Inc.	4,859	794,009
Yum China Holdings, Inc.	2,394	125,829
		4,824,998
Semiconductors - 6.78%
Advanced Micro Devices, Inc. (a)	5,314	523,429
Broadcom, Inc.	1,197	1,007,120
GLOBALFOUNDRIES, Inc. (a)	616	30,566
Intel Corp. (b)	12,794	466,981
Lam Research Corp.	703	413,519
Marvell Technology, Inc.	4,199	198,277
Micron Technology, Inc.	3,696	247,152
NVIDIA Corp.	6,550	2,671,090
QUALCOMM, Inc.	3,579	390,075
Teradyne, Inc. (b)	1,810	150,719
Texas Instruments, Inc. (b)	3,390	481,414
		6,580,342

The accompanying notes are an integral part of these financial statements.

68

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Software - 11.56%
Adobe, Inc. (a)	1,237	658,157
Aspen Technology, Inc. (a)	231	41,060
Atlassian Corp. - Class A (a)	544	98,268
Bentley Systems, Inc. - Class B (b)	1,463	71,160
Broadridge Financial Solutions, Inc.	1,463	249,646
Cloudflare, Inc. - Class A (a)	1,414	80,160
Datadog, Inc. - Class A (a)	1,143	93,120
HubSpot, Inc. (a)	154	65,261
Intuit, Inc.	1,003	496,435
Microsoft Corp. (d)	19,791	6,691,534
MongoDB, Inc. (a)(b)	252	86,837
Oracle Corp.	5,005	517,517
Palantir Technologies, Inc. - Class A (a)(b)	6,391	94,587
ROBLOX Corp. - Class A (a)(b)	2,504	79,652
Salesforce, Inc. (a)	2,849	572,165
ServiceNow, Inc. (a)	695	404,386
Snowflake, Inc. - Class A (a)	975	141,502
Splunk, Inc. (a)	772	113,608
SS&C Technologies Holdings, Inc.	2,387	119,947
Veeva Systems, Inc. - Class A (a)(b)	465	89,610
VMware, Inc. - Class A (a)	1,142	166,332
Workday, Inc. - Class A (a)	928	196,467
Zoom Video Communications, Inc. - Class A (a)	1,413	84,752
		11,212,163
Telecommunications - 1.70%
AT&T, Inc. (b)	29,879	460,137
Cisco Systems, Inc.	15,177	791,177
T-Mobile US, Inc. (a)	2,783	400,362
		1,651,676
Transportation - 1.14%
Expeditors International of Washington, Inc. (b)	1,694	185,070
FedEx Corp.	1,078	258,828
JB Hunt Transport Services, Inc. (b)	770	132,340

The accompanying notes are an integral part of these financial statements.

69

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Union Pacific Corp.	2,541	527,536
		1,103,774
TOTAL COMMON STOCKS (Cost $95,697,875)		92,105,161

REAL ESTATE INVESTMENT TRUSTS - 1.94%
Apartments - 1.07%
Camden Property Trust	2,390	202,863
Essex Property Trust, Inc. (b)	924	197,662
Invitation Homes, Inc. (b)	6,391	189,749
Mid-America Apartment Communities, Inc. (b)	1,947	230,038
UDR, Inc. (b)	6,801	216,340
		1,036,652
Diversified - 0.49%
American Tower Corp.	1,807	321,989
WP Carey, Inc.	2,926	156,980
		478,969
Health Care - 0.21%
Healthpeak Properties, Inc.	13,134	204,234

Manufactured Homes - 0.17%
Sun Communities, Inc.	1,463	162,744
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,226,733)		1,882,599

The accompanying notes are an integral part of these financial statements.

70

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

PURCHASED OPTIONS - 1.96% (c)(d)	Contracts	Notional Amount	Value
PUT OPTIONS - 1.96%
SPDR S&P 500® Trust ETF, Expires 12/29/2023, Strike Price $345.00	576	$24,088,320	41,472
SPDR S&P 500® Trust ETF, Expires 3/28/2024, Strike Price $364.00	576	24,088,320	255,456
SPDR S&P 500® Trust ETF, Expires 6/28/2024, Strike Price $395.00	576	24,088,320	744,768
SPDR S&P 500® Trust ETF, Expires 9/30/2024, Strike Price $385.00	576	24,088,320	859,392
TOTAL PURCHASED OPTIONS (Cost $1,834,662)			1,901,088

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.77%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (e)	10,444,958	10,444,958
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,444,958)		10,444,958

The accompanying notes are an integral part of these financial statements.

71

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

SHORT TERM INVESTMENTS - 1.26%
Money Market Deposit Account - 1.26%	Principal Amount	Value
U.S. Bank Money Market Deposit Account, 5.200% (f)	$1,223,854	1,223,854
TOTAL SHORT TERM INVESTMENTS (Cost $1,223,854)		1,223,854

Total Investments (Cost $111,428,082) - 110.89%		107,557,660
Liabilities in Excess of Other Assets - (10.89)%		(10,564,961)
TOTAL NET ASSETS - 100.00%		$96,992,699

Asset Type	% of Net Assets
Common Stocks	94.96%
Real Estate Investment Trusts	1.94
Purchased Options	1.96
Investments Purchased with Proceeds From Securities Lending	10.77
Short Term Investments	1.26
Total Investments	110.89
Liabilities in Excess of Other Assets	(10.89)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) All or a portion of this security is on loan as of October 31, 2023. The total value of securities on loan is $10,305,885, or 10.63% of net assets. See Note 6.

(c) Exchange-Traded.

(d) All or a portion of the security is pledged as collateral in connection with options written contracts.

(e) Represents annualized seven-day yield as of the end of the reporting period.

(f) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

72

INNOVATOR EQUITY MANAGED FLOOR ETF

Schedule of Investments

October 31, 2023 (Continued)

Schedule of Options Written (a)

October 31, 2023

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPXW S&P® 500 Index	11/3/2023	$4,350.00	77	$(32,292,260)	$(1,540)
SPXW S&P® 500 Index	11/8/2023	4,315.00	78	(32,711,640)	(33,540)
SPXW S&P® 500 Index	11/13/2023	4,285.00	76	(31,872,880)	(104,424)
Total Options Written (Premiums Received $301,487)					$(139,504)

(a) Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

73

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Schedule of Investments

October 31, 2023

	Shares	Value
COMMON STOCK - 97.87%
Advertising - 0.42%
Publicis Groupe SA	10,110	$767,218

Aerospace & Defense - 3.00%
BAE Systems PLC	87,648	1,176,111
Kawasaki Heavy Industries Ltd.	6,100	132,484
Leonardo SpA	12,480	187,974
Melrose Industries PLC	48,388	274,658
Rolls-Royce Holdings PLC (a)	409,110	1,071,083
Saab AB - Class B	3,272	167,668
Safran SA	15,963	2,483,236
		5,493,214
Agriculture - 0.80%
Japan Tobacco, Inc.	63,100	1,465,776

Airlines - 0.47%
ANA Holdings, Inc. (a)	8,100	157,752
Deutsche Lufthansa AG (a)	25,663	179,325
Japan Airlines Co. Ltd.	5,900	107,588
Qantas Airways Ltd. (a)	31,019	96,613
Singapore Airlines Ltd.	73,700	328,895
		870,173
Apparel - 1.64%
Asics Corp.	9,400	293,271
Hermes International SCA	1,457	2,712,692
		3,005,963
Auto Manufacturers - 5.28%
Bayerische Motoren Werke AG	15,002	1,391,005
Ferrari NV	5,680	1,715,858
Honda Motor Co. Ltd.	198,000	1,967,918
Isuzu Motors Ltd.	21,100	231,150
Mercedes-Benz Group AG	26,750	1,568,901
Stellantis NV	88,650	1,650,890
Volvo AB - Class B	58,355	1,154,820
		9,680,542

The accompanying notes are an integral part of these financial statements.

74

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Auto Parts & Equipment - 0.91%
Denso Corp.	76,700	1,112,991
JTEKT Corp.	9,300	75,253
Sumitomo Electric Industries Ltd.	26,500	274,310
Toyota Boshoku Corp.	3,900	66,820
Yokohama Rubber Co. Ltd.	7,700	140,030
		1,669,404
Banks - 22.01%
Banca Mediolanum SpA	9,270	75,585
Banco Bilbao Vizcaya Argentaria SA	335,588	2,635,447
Banco Santander SA	682,344	2,502,412
BNP Paribas SA	37,392	2,147,956
Chiba Bank Ltd.	26,200	193,508
Commerzbank AG	40,019	429,793
Concordia Financial Group Ltd.	50,300	231,133
Credit Agricole SA	46,233	556,602
Danske Bank AS	34,064	798,026
Erste Group Bank AG	13,529	483,133
Fukuoka Financial Group, Inc.	8,700	227,121
HSBC Holdings PLC	661,795	4,764,338
ING Groep NV	139,327	1,773,191
Intesa Sanpaolo SpA	860,570	2,236,814
KBC Group NV	11,833	649,814
Mediobanca Banca di Credito Finanziario SpA (b)	35,070	418,202
Mitsubishi UFJ Financial Group, Inc.	639,000	5,299,179
Mizuho Financial Group, Inc.	149,400	2,508,974
Nordea Bank Abp	119,460	1,255,339
Oversea-Chinese Banking Corp. Ltd.	154,800	1,433,637
Resona Holdings, Inc.	100,300	531,691
Shizuoka Financial Group, Inc.	26,600	224,014
Standard Chartered PLC	65,092	498,432
Sumitomo Mitsui Financial Group, Inc.	87,000	4,144,086
Sumitomo Mitsui Trust Holdings, Inc.	13,300	492,251
Swedbank AB - Class A	39,798	651,567
UniCredit SpA	127,490	3,186,946
		40,349,191

The accompanying notes are an integral part of these financial statements.

75

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Building Materials - 2.63%
Cie de Saint-Gobain SA	17,422	947,519
CRH PLC	32,879	1,766,756
Heidelberg Materials AG	6,247	452,650
Holcim AG	24,671	1,520,969
Sanwa Holdings Corp.	10,700	142,490
		4,830,384
Chemicals - 1.62%
Kuraray Co. Ltd.	15,300	173,617
Mitsui Chemicals, Inc.	9,700	240,812
Nippon Sanso Holdings Corp.	10,300	256,251
Shin-Etsu Chemical Co. Ltd.	77,900	2,296,270
		2,966,950
Coal - 0.29%
Teck Resources Ltd. - Class B	15,006	530,228

Commercial Services - 0.95%
Brambles Ltd.	49,360	410,493
Dai Nippon Printing Co. Ltd.	9,200	237,261
Edenred SE	7,080	376,365
Element Fleet Management Corp.	15,944	215,691
TOPPAN Holdings, Inc.	16,400	373,497
Wise PLC - Class A (a)	15,536	125,687
		1,738,994
Computers - 0.46%
NEC Corp.	13,600	646,465
Otsuka Corp.	5,000	198,681
		845,146
Cosmetics & Personal Care - 0.02%
Pola Orbis Holdings, Inc.	3,000	29,965

Distribution & Wholesale - 8.64%
ITOCHU Corp.	71,600	2,538,062
Marubeni Corp.	120,900	1,737,227
Mitsubishi Corp.	102,400	4,698,612
Mitsui & Co. Ltd.	109,400	3,909,746
Seven Group Holdings Ltd.	8,758	154,113

The accompanying notes are an integral part of these financial statements.

76

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Sojitz Corp.	16,300	334,012
Sumitomo Corp.	80,300	1,556,732
Toyota Tsusho Corp.	17,400	907,567
		15,836,071
Diversified Financial Services - 0.58%
AerCap Holdings NV (a)	4,823	299,605
Daiwa Securities Group, Inc.	55,600	316,928
Mitsubishi HC Capital, Inc.	69,300	452,124
		1,068,657
Electric - 3.05%
AGL Energy Ltd.	24,351	166,056
Chubu Electric Power Co., Inc.	28,400	341,475
E.ON SE	93,015	1,104,263
Enel SpA	305,540	1,935,872
Engie SA	69,460	1,102,729
Kansai Electric Power Co., Inc.	34,500	438,491
Origin Energy Ltd.	49,702	287,854
Sembcorp Industries Ltd.	65,100	218,244
		5,594,984
Electronics - 1.62%
ABB Ltd.	55,063	1,842,596
Flex Ltd. (a)(b)	19,610	504,369
Ibiden Co. Ltd.	9,600	401,607
SCREEN Holdings Co. Ltd.	4,700	215,008
		2,963,580
Engineering & Construction - 1.00%
Kajima Corp.	25,800	421,957
Keppel Corp. Ltd.	92,100	417,734
Obayashi Corp.	34,400	292,312
Shimizu Corp.	25,400	179,472
Stantec, Inc.	5,028	307,644
Taisei Corp.	6,500	218,661
		1,837,780
Entertainment - 1.56%
Flutter Entertainment PLC (a)	9,460	1,480,925
Oriental Land Co. Ltd.	43,300	1,387,485
		2,868,410

The accompanying notes are an integral part of these financial statements.

77

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Food - 0.87%
Ajinomoto Co., Inc.	30,900	1,117,150
Lotus Bakeries NV	14	103,694
Nichirei Corp.	6,200	133,674
Nissin Foods Holdings Co. Ltd.	2,800	242,916
		1,597,434
Gas - 0.42%
Centrica PLC	260,790	498,605
Tokyo Gas Co. Ltd.	12,600	280,887
		779,492
Hand & Machine Tools - 0.08%
Amada Co. Ltd.	15,800	151,146

Holding Companies - Diversified - 0.06%
Swire Pacific Ltd. - Class A	16,000	102,438

Home Builders - 0.44%
Sekisui House Ltd.	25,100	486,683
Sumitomo Forestry Co. Ltd.	14,100	328,744
		815,427
Home Furnishings - 0.72%
Hoshizaki Corp.	4,900	156,722
Panasonic Holdings Corp.	134,900	1,164,995
		1,321,717
Insurance - 9.65%
Allianz SE	14,949	3,494,095
Assicurazioni Generali SpA	53,970	1,070,446
AXA SA	60,120	1,778,301
Fairfax Financial Holdings Ltd.	1,161	966,165
Great-West Lifeco, Inc.	12,988	359,833
Hannover Rueck SE	3,058	673,990
iA Financial Corp., Inc.	3,618	210,518
Insurance Australia Group Ltd.	98,934	355,842
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,967	3,591,202
QBE Insurance Group Ltd.	60,479	598,491
Sun Life Financial, Inc.	20,129	919,395
Suncorp Group Ltd.	46,490	394,588

The accompanying notes are an integral part of these financial statements.

78

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Swiss Re AG	11,363	1,238,169
T&D Holdings, Inc.	23,500	414,341
Talanx AG	3,628	228,216
Tokio Marine Holdings, Inc.	62,900	1,387,265
		17,680,857
Internet - 1.12%
Shopify, Inc. - Class A (a)	43,521	2,055,302

Investment Companies - 0.28%
EXOR NV	3,343	286,303
Washington H Soul Pattinson & Co. Ltd.	10,828	229,553
		515,856
Iron & Steel - 1.04%
JFE Holdings, Inc.	27,500	378,187
Nippon Steel Corp.	58,700	1,251,647
SSAB AB - Class A	7,782	46,598
SSAB AB - Class B	23,287	135,018
voestalpine AG	3,616	90,143
		1,901,593
Leisure Time - 0.26%
Yamaha Motor Co. Ltd.	20,000	479,894

Lodging - 0.16%
Whitbread PLC	7,057	285,457

Machinery - Construction & Mining - 2.87%
Hitachi Construction Machinery Co. Ltd.	4,700	119,442
Hitachi Ltd.	37,500	2,344,632
Komatsu Ltd.	37,500	856,754
Mitsubishi Electric Corp.	120,100	1,329,162
Mitsubishi Heavy Industries Ltd.	11,900	603,891
		5,253,881
Media - 0.50%
Informa PLC	45,081	389,912
Thomson Reuters Corp.	4,414	528,725
		918,637

The accompanying notes are an integral part of these financial statements.

79

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Mining - 2.75%
Antofagasta PLC	11,537	188,605
BHP Group Ltd.	148,421	4,189,706
Ivanhoe Mines Ltd. - Class A (a)	21,345	157,307
Northern Star Resources Ltd.	38,037	282,065
Pilbara Minerals Ltd.	97,827	227,747
		5,045,430
Miscellaneous Manufacturing - 2.20%
Siemens AG	30,477	4,029,676

Oil & Gas - 0.63%
Woodside Energy Group Ltd.	53,499	1,162,682

Oil & Gas Services - 0.07%
Subsea 7 SA	9,825	128,761

Packaging & Containers - 0.09%
Toyo Seikan Group Holdings Ltd.	9,300	154,923

Pharmaceuticals - 5.31%
Alfresa Holdings Corp.	8,200	129,188
Eisai Co. Ltd.	10,200	535,723
Medipal Holdings Corp.	7,500	125,186
Novo Nordisk AS - Class B	91,061	8,739,790
Rohto Pharmaceutical Co. Ltd.	9,200	211,951
		9,741,838
Private Equity - 0.64%
3i Group PLC	50,231	1,181,077

Retail - 2.72%
ABC-Mart, Inc.	4,200	64,576
Goldwin, Inc.	1,400	87,320
Industria de Diseno Textil SA	55,109	1,898,018
Isetan Mitsukoshi Holdings Ltd.	16,000	178,816
Jardine Cycle & Carriage Ltd.	3,000	61,790
Lawson, Inc.	2,700	130,070
MatsukiyoCocokara & Co.	20,700	360,261
McDonald's Holdings Co. Japan Ltd.	2,900	112,690

The accompanying notes are an integral part of these financial statements.

80

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
Pan Pacific International Holdings Corp.	17,600	337,486
Restaurant Brands International, Inc.	18,038	1,211,639
Sundrug Co. Ltd.	2,700	72,926
Tsuruha Holdings, Inc.	1,600	116,642
Zensho Holdings Co. Ltd.	6,700	350,305
		4,982,539
Semiconductors - 2.82%
Advantest Corp.	54,300	1,366,679
Disco Corp.	6,600	1,138,862
Infineon Technologies AG	43,819	1,273,876
Renesas Electronics Corp. (a)	100,500	1,296,571
Shinko Electric Industries Co. Ltd.	2,800	88,133
		5,164,121
Software - 4.54%
Capcom Co. Ltd.	9,200	293,708
Constellation Software, Inc.	664	1,331,117
Global-e Online Ltd. (a)	3,177	111,544
Pro Medicus Ltd.	1,722	81,424
SAP SE	42,085	5,643,752
Sega Sammy Holdings, Inc.	5,500	85,126
The Sage Group PLC	40,465	477,372
WiseTech Global Ltd.	8,072	297,806
		8,321,849
Telecommunications - 0.08%
Hikari Tsushin, Inc.	1,000	142,636

Transportation - 0.60%
Hankyu Hanshin Holdings, Inc.	9,100	283,792
Kamigumi Co. Ltd.	3,900	78,476
Keisei Electric Railway Co. Ltd.	10,900	406,804
Poste Italiane SpA	17,580	173,737
Tobu Railway Co. Ltd.	6,400	153,017
		1,095,826
TOTAL COMMON STOCKS (Cost $182,052,715)		179,423,119

PREFERRED STOCKS - 0.14%
Auto Manufacturers - 0.14%
Bayerische Motoren Werke AG	3,099	262,816
TOTAL PREFERRED STOCKS (Cost $286,051)		262,816

The accompanying notes are an integral part of these financial statements.

81

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 0.01%
Office Property - 0.01%
Keppel REIT	19,020	11,044
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $15,969)		11,044

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.47%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.55% (c)	855,995	855,995
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $855,995)		855,995

SHORT TERM INVESTMENTS - 1.96%	Principal Amount	Value
U.S. Treasury Bill - 1.95%
United States Treasury Bill, 1.222%, 11/7/2023 (d)	$184,837	184,837
United States Treasury Bill, 5.267%, 11/28/2023 (d)	3,386,523	3,386,523
		3,571,360
Money Market Deposit Account - 0.01%
U.S. Bank Money Market Deposit Account, 5.200% (e)	24,094	24,094
TOTAL SHORT TERM INVESTMENTS (Cost $3,595,572)		3,595,454

Total Investments (Cost $186,806,302) - 100.45%		184,148,428
Assets in Excess of Liabilities - (0.45)%		(832,682)
TOTAL NET ASSETS - 100.00%		$183,315,746

The accompanying notes are an integral part of these financial statements.

82

INNOVATOR GRADIENT TACTICAL ROTATION STRATEGY ETF

Schedule of Investments

October 31, 2023 (Continued)

Asset Type	% of Net Assets
Common Stocks	97.87%
Preferred Stocks	0.14
Real Estate Investment Trusts	0.01
Investments Purchased with Proceeds From Securities Lending	0.47
Short Term Investments	1.96
Total Investments	100.45
Liabilities in Excess of Other Assets	(0.45)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) All or a portion of this security is on loan as of October 31, 2023. The total value of securities on loan is $819,642, or 0.45% of net assets. See Note 6.

(c) Represents annualized seven-day yield as of the end of the reporting period.

(d) Rate disclosed is the effective yield as of October 31, 2023.

(e) The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

83

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

		Innovator IBD® 50 ETF	Innovator IBD® Breakout Opportunities ETF	Innovator Deepwater Frontier Tech ETF
	Assets:
	Investments, at value (a)(b)	$83,976,933	$12,544,126	$39,607,521
	Dividends and interest receivable	13,907	2,598	5,656
	Receivable for investments sold	4,306,130	4,863,279	-
	Securities lending income receivable	1,881	343	1,707
	Prepaid expenses	575	-	-
	Total Assets	88,299,426	17,410,346	39,614,884

	Liabilities:
	Payable for fund shares redeemed	3,111,389	-	-
	Payable for collateral upon return of securities loaned	10,152,962	1,452,107	5,941,992
	Payable to Adviser	19,284	8,105	20,938
	Due to Custodian	937,623	-	-
	Payable for investments purchased	-	4,330,368	-
	Payable to Trustees	859	-	-
	Payable to Custodian	3,066	-	-
	Accrued expenses and other liabilities	136,486	-	1,061
	Commitments and contingent liabilities (c)	-	-	-
	Total Liabilities	14,361,669	5,790,580	5,963,991
	Net Assets	$73,937,757	$11,619,766	$33,650,893

	Net Assets Consist of:
	Capital stock	$405,139,390	$24,523,703	$70,580,073
	Total distributable earnings/(accumulated deficit)	(331,201,633)	(12,903,937)	(36,929,180)
	Net Assets	$73,937,757	$11,619,766	$33,650,893

	Net Asset Value:
	Net assets	$73,937,757	$11,619,766	$33,650,893
	Shares of beneficial interest outstanding (unlimited shares without par authorized)	3,550,000	400,000	1,000,001
	Net asset value price per share	$20.83	$29.05	$33.65

(a)	Cost of investments	$83,589,488	$12,492,117	$41,062,103
(b)	Including securities on loan at a value of	9,632,818	632,357	5,879,477
(c)	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

84

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023 (Continued)

		Innovator S&P Investment Grade Preferred ETF		Innovator Laddered Allocation Power Buffer ETF		Innovator Laddered Allocation Buffer ETF
	Assets:
	Investments, at value (a)	$105,761,723	(b)	$4,039,713		$103,034
	Investments in affiliates, at value (c)	-		291,421,992	(b)	58,050,766
	Dividends and interest receivable	279,035		1,328		193
	Receivable for fund shares sold	-		7,385,200		-
	Securities lending income receivable	15,529		9,783		-
	Total Assets	106,056,287		302,858,016		58,153,993

	Liabilities:
	Payable for collateral upon return of securities loaned	7,514,451		3,741,525		-
	Payable to Adviser	40,244		23,764		4,900
	Distribution payable	614,250		-		-
	Payable for investments purchased	-		7,377,220		-
	Total Liabilities	8,168,945		11,142,509		4,900
	Net Assets	$97,887,342		$291,715,507		$58,149,093

	Net Assets Consist of:
	Capital stock	$151,998,768		$318,026,206		$57,614,537
	Total distributable earnings/ (accumulated deficit)	(54,111,426)		(26,310,699)		534,556
	Net Assets	$97,887,342		$291,715,507		$58,149,093

	Net Asset Value:
	Net assets	$97,887,342		$291,715,507		$58,149,093
	Shares of beneficial interest outstanding (unlimited shares without par authorized)	5,850,000		7,900,000		2,325,000
	Net asset value price per share	$16.73		$36.93		$25.01

(a)	Cost of investments	$132,368,644		$4,039,713		$103,034
(b)	Including securities on loan at a value of	7,352,266		3,665,523		-
(c)	Cost of investments in affiliates	-		278,978,214		57,467,473

The accompanying notes are an integral part of these financial statements.

85

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023 (Continued)

		Innovator Buffer Step- Up Strategy ETF	Innovator Power Buffer Step-Up Strategy ETF
	Assets:
	Investments, at value (a)	$41,947,413	$81,716,110
	Interest receivable	312	636
	Receivable for investments sold	43,434,847	84,148,763
	Deposit at broker for options	201	201
	Total Assets	85,382,773	165,865,710

	Liabilities:
	Payable to Adviser	30,832	59,217
	Payable for investments purchased	43,433,550	84,162,993
	Options written, at value (b)	1,651,428	3,265,592
	Total Liabilities	45,115,810	87,487,802
	Net Assets	$40,266,963	$78,377,908

	Net Assets Consist of:
	Capital stock	$44,063,208	$88,913,850
	Total distributable earnings/(accumulated deficit)	(3,796,245)	(10,535,942)
	Net Assets	$40,266,963	$78,377,908

	Net Asset Value:
	Net assets	$40,266,963	$78,377,908
	Shares of beneficial interest outstanding (unlimited shares without par value authorized)	1,550,000	2,975,000
	Net asset value price per share	$25.98	$26.35

(a)	Cost of investments	$41,951,572	$81,724,205
(b)	Premiums received	1,647,256	3,257,471

The accompanying notes are an integral part of these financial statements.

86

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023 (Continued)

		Innovator Hedged TSLA Strategy ETF	Innovator Uncapped Accelerated U.S. Equity ETF
	Assets:
	Investments, at value (a)	$1,954,987	$16,670,987
	Interest receivable	24	174
	Deposit at broker for options	71	44
	Total Assets	1,955,082	16,671,205

	Liabilities:
	Payable to Adviser	1,377	10,713
	Options written, at value (b)	11,090	1,090,349
	Total Liabilities	12,467	1,101,062
	Net Assets	$1,942,615	$15,570,143

	Net Assets Consist of:
	Capital stock	$2,640,592	$17,184,061
	Total distributable earnings/(accumulated deficit)	(697,977)	(1,613,918)
	Net Assets	$1,942,615	$15,570,143

	Net Asset Value:
	Net assets	$1,942,615	$15,570,143
	Shares of beneficial interest outstanding (unlimited shares without par value authorized)	80,000	600,000
	Net asset value price per share	$24.28	$25.95

(a)	Cost of investments	$2,227,293	$17,877,933
(b)	Premiums received	128,375	1,595,247

The accompanying notes are an integral part of these financial statements.

87

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023 (Continued)

		Innovator Equity Managed Floor ETF	Innovator Gradient Tactical Rotation Strategy ETF
	Assets:
	Investments, at value (a)(b)	$107,557,660	$184,148,428
	Cash	22,422	-
	Dividends and interest receivable	64,006	127,127
	Receivable for investments sold	-	42,334
	Securities lending income receivable	1,802	320
	Total Assets	107,645,890	184,318,209

	Liabilities:
	Payable for collateral upon return of securities loaned	10,444,958	855,995
	Payable to Adviser	68,729	133,171
	Options written, at value (c)	139,504	-
	Accrued expenses and other liabilities	-	13,297
	Total Liabilities	10,653,191	1,002,463
	Net Assets	$96,992,699	$183,315,746

	Net Assets Consist of:
	Capital stock	$100,460,687	$237,286,846
	Total distributable earnings/(accumulated deficit)	(3,467,988)	(53,971,100)
	Net Assets	$96,992,699	$183,315,746

	Net Asset Value:
	Net assets	$96,992,699	$183,315,746
	Shares of beneficial interest outstanding (unlimited shares without par authorized)	3,850,000	8,600,000
	Net asset value price per share	$25.19	$21.32

(a)	Cost of investments	$111,428,082	$186,806,302
(b)	Including securities on loan at a value of	10,305,885	819,642
(c)	Premiums received	301,487	-

The accompanying notes are an integral part of these financial statements.

88

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

	Innovator IBD® 50 ETF	Innovator IBD® Breakout Opportunities ETF	Innovator Deepwater Frontier Tech ETF
Investment Income:
Dividends	$616,957	$198,370	$136,514
Less: Foreign witholding taxes and issuance fees	(13,871)	(1,601)	(7,576)
Interest	18,027	3,475	5,965
Securities lending income, net	95,975	10,932	37,854
Total Investment Income	717,088	211,176	172,757

Expenses:
Investment advisory fee	619,472	107,629	257,227
Professional fees	46,065	-	-
Administration fees	69,608	-	-
Fund accounting fees	1,605	-	-
Trustees fees and expenses	3,520	-	-
Printing and mailing expenses	37,924	-	-
Custody fees	10,320	-	-
Insurance expense	1,987	-	-
Registration fees	388	-	-
Other expenses	169,098	-	-
Total Expenses Before Expense Limitation	959,987	107,629	257,227
Net advisory recoupment/(waivers)(see Note 3)	(256,501)	-	-
Net Expenses	703,486	107,629	257,227
Net Investment Income/(Loss)	13,602	103,547	(84,470)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments and foreign currency transactions	(19,668,895)	(57,153)	(2,629,917)
Redemptions sold in-kind on investments	3,731,115	223,002	733,938
Net change in unrealized appreciation/(depreciation) on:
Investments and translation of foreign currency	(5,091,519)	(676,727)	6,817,132
Net Realized and Unrealized Gain/(Loss)	(21,029,299)	(510,878)	4,921,153
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(21,015,697)	$(407,331)	$4,836,683

The accompanying notes are an integral part of these financial statements.

89

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023 (Continued)

	Innovator S&P Investment Grade Preferred ETF	Innovator Laddered Allocation Power Buffer ETF	Innovator Laddered Allocation Buffer ETF
Investment Income:
Dividends	$6,524,059	$-	$-
Interest	31,732	11,628	720
Securities lending income, net	186,220	141,851	-
Total Investment Income	6,742,011	153,479	720

Expenses:
Investment advisory fee	543,021	432,843	80,880
Total Expenses Before Expense Limitation	543,021	432,843	80,880
Net advisory recoupment/(waivers)(see Note 3)	-	(216,421)	(40,440)
Net Expenses	543,021	216,422	40,440
Net Investment Income/(Loss)	6,198,990	(62,943)	(39,720)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments	(10,937,865)	-	-
Redemptions sold in-kind on investments	345,887	-	-
Redemptions sold in-kind on affiliates	-	1,821,462	567,704
Investments in affiliates	-	(25,722)	(12,780)
Net change in unrealized appreciation/(depreciation) on:
Investments	3,679,414	-	-
Investments in affiliates	-	12,788,071	1,285,013
Net Realized and Unrealized Gain/(Loss)	(6,912,564)	14,583,811	1,839,937
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(713,574)	$14,520,868	$1,800,217

The accompanying notes are an integral part of these financial statements.

90

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023 (Continued)

	Innovator Buffer Step- Up Strategy ETF	Innovator Power Buffer Step-Up Strategy ETF
Investment Income:
Interest	$2,496	$5,045
Total Investment Income	2,496	5,045

Expenses:
Investment advisory fee	$313,816	553,047
Total Expenses	313,816	553,047
Net Investment Income/(Loss)	(311,320)	(548,002)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments	(2,384,859)	(8,152,003)
Redemptions sold in-kind on investments	1,543,248	8,249,216
Redemptions sold in-kind on options written	874,372	2,610,801
Options written	1,025,332	(48,774)
Net change in unrealized appreciation/(depreciation) on:
Investments	1,174,421	957,654
Options written	(403,093)	(634,131)
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written	1,829,421	2,982,763
Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,518,101	$2,434,761

The accompanying notes are an integral part of these financial statements.

91

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023 (Continued)

	Innovator Hedged TSLA Strategy ETF	Innovator Uncapped Accelerated U.S. Equity ETF
Investment Income:
Interest	$86,070	$2,182
Total Investment Income	86,070	2,182

Expenses:
Investment advisory fee	$17,192	87,516
Total Expenses	17,192	87,516
Net Investment Income/(Loss)	68,878	(85,334)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments	177,758	(586,560)
Redemptions sold in-kind on investments	719,078	661,755
Redemptions sold in-kind on options written	758	291,146
Options written	(840,988)	(26,058)
Net change in unrealized appreciation/(depreciation) on:
Investments	56,646	(779,084)
Options written	(60,528)	361,084
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written	52,724	(77,717)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$121,602	$(163,051)

The accompanying notes are an integral part of these financial statements.

92

INNOVATOR ETFs TRUST

Statements of Operations

For the Period Ended October 31, 2023 (Continued)

	Innovator Equity Managed Floor ETF (a)	Innovator Gradient Tactical Rotation Strategy ETF (b)
Investment Income:
Dividends	$473,409	$3,765,347
Less: Foreign witholding taxes and issuance fees	-	(26,053)
Interest	18,289	541,017
Securities lending income, net	7,117	22,727
Total Investment Income	498,815	4,303,038

Expenses:
Investment advisory fee	290,261	1,980,446
Total Expenses	290,261	1,980,446
Net Investment Income/(Loss)	208,554	2,322,592

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments and foreign currency transactions	(754,663)	(52,732,897)
Redemptions sold in-kind on investments	1,487,399	7,358,019
Redemptions sold in-kind on options written	-	-
Options written	1,480,013	-
Net change in unrealized appreciation/(depreciation) on:
Investments and translation of foreign currency	(3,870,422)	(2,658,123)
Options written	161,983	-
Net Realized and Unrealized Gain/(Loss)	(1,495,690)	(48,033,001)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(1,287,136)	$(45,710,409)

(a) Since Commencement of Operations on November 8, 2022.
(b) Since Commencement of Operations on November 16, 2022.

The accompanying notes are an integral part of these financial statements.

93

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator IBD® 50 ETF
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022

Operations:
Net investment income/(loss)	$13,602	$2,130,836
Net realized gain/(loss)	(15,937,780)	(92,292,451)
Net change in unrealized appreciation/(depreciation)	(5,091,519)	(27,381,789)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(21,015,697)	(117,543,404)

Distributions to Shareholders:
Net distributions to shareholders	(2,139,291)	(520,522)

Capital Share Transactions:
Proceeds from shares sold	55,634,155	32,771,310
Cost of shares redeemed	(60,584,555)	(87,029,075)
Transaction fees (see Note 5)	29	-
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(4,950,371)	(54,257,765)
Total Increase/(Decrease) in Net Assets	$(28,105,359)	$(172,321,691)

Net Assets:
Beginning of period	$102,043,116	$274,364,807
End of period	$73,937,757	$102,043,116

Change in Shares Outstanding:
Shares sold	2,250,000	700,000
Shares redeemed	(2,600,000)	(2,250,000)
Net Increase/(Decrease)	(350,000)	(1,550,000)

The accompanying notes are an integral part of these financial statements.

94

INNOVATOR ETFs TRUST

Innovator IBD® Breakout Opportunities ETF		Innovator Deepwater Frontier Tech ETF
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

$103,547	$149,261	$(84,470)	$(53,054)
165,849	(3,368,320)	(1,895,979)	(22,879,627)
(676,727)	134,380	6,817,132	(13,811,288)
(407,331)	(3,084,679)	4,836,683	(36,743,969)

(179,202)	-	-	-

3,041,730	27,819,425	1,723,421	10,044,230
(4,641,750)	(25,535,495)	(5,201,170)	(19,449,030)
-	-	3,676	8,974
(1,600,020)	2,283,930	(3,474,073)	(9,395,826)
$(2,186,553)	$(800,749)	$1,362,610	$(46,139,795)

$13,806,319	$14,607,068	$32,288,283	$78,428,078
$11,619,766	$13,806,319	$33,650,893	$32,288,283

100,000	750,000	50,000	200,000
(150,000)	(700,000)	(150,000)	(500,000)
(50,000)	50,000	(100,000)	(300,000)

The accompanying notes are an integral part of these financial statements.

95

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator S&P Investment Grade Preferred ETF
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022

Operations:
Net investment income/(loss)	$6,198,990	$7,806,854
Net realized gain/(loss)	(10,591,978)	(17,216,205)
Net change in unrealized appreciation/(depreciation)	3,679,414	(33,343,643)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(713,574)	(42,752,994)

Distributions to Shareholders:
Distributions to shareholders	(6,171,173)	(7,781,626)
Distributions from return of capital	-	(179,692)
Net distributions to shareholders	(6,171,173)	(7,961,318)

Capital Share Transactions:
Proceeds from shares sold	3,651,380	9,342,305
Cost of shares redeemed	(17,935,835)	(62,365,145)
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(14,284,455)	(53,022,840)
Total Increase/(Decrease) in Net Assets	$(21,169,202)	$(103,737,152)

Net Assets:
Beginning of period	$119,056,544	$222,793,696
End of period	$97,887,342	$119,056,544

Change in Shares Outstanding:
Shares sold	200,000	450,000
Shares redeemed	(1,000,000)	(3,000,000)
Net Increase/(Decrease)	(800,000)	(2,550,000)

(a) Since Commencement of Operations on February 8, 2022.

The accompanying notes are an integral part of these financial statements.

96

INNOVATOR ETFs TRUST

Innovator Laddered Allocation Power Buffer ETF		Innovator Laddered Allocation Buffer ETF
Year Ended	Year Ended	Year Ended	Period Ended
October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022 (a)

$(62,943)	$(69,920)	$(39,720)	$(10,075)
1,795,740	832,964	554,924	(22,302)
12,788,071	(4,269,274)	1,285,013	(701,720)
14,520,868	(3,506,230)	1,800,217	(734,097)

-	-	-	-
-	-	-	-
-	-	-	-

141,981,430	98,082,895	38,333,066	27,694,797
(14,802,000)	(13,898,890)	(8,397,695)	(547,195)
127,179,430	84,184,005	29,935,371	27,147,602
$141,700,298	$80,677,775	$31,735,588	$26,413,505

$150,015,209	$69,337,434	$26,413,505	$-
$291,715,507	$150,015,209	$58,149,093	$26,413,505

3,900,000	2,850,000	1,525,000	1,175,000
(400,000)	(400,000)	(350,000)	(25,000)
3,500,000	2,450,000	1,175,000	1,150,000

The accompanying notes are an integral part of these financial statements.

97

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

Operations:
Net investment income/(loss)
Net realized gain/(loss)
Net change in unrealized appreciation/(depreciation)
Net Increase/(Decrease) in Net Assets Resulting from Operations

Capital Share Transactions:
Proceeds from shares sold
Cost of shares redeemed
Transaction fees (see Note 5)
Net Increase/(Decrease) in Net Assets from Capital Share Transactions
Total Increase/(Decrease) in Net Assets

Net Assets:
Beginning of period
End of period

Change in Shares Outstanding:
Shares sold
Shares redeemed
Net Increase/(Decrease)

(a) Since Commencement of Operations on March 7, 2022.

The accompanying notes are an integral part of these financial statements.

98

INNOVATOR ETFs TRUST

Innovator Buffer Step-Up Strategy ETF		Innovator Power Buffer Step-Up Strategy ETF
Year Ended	Period Ended	Year Ended	Period Ended
October 31, 2023	October 31, 2022 (a)	October 31, 2023	October 31, 2022 (a)

$(311,320)	$(107,871)	$(548,002)	$(106,149)
1,058,093	(343,914)	2,659,240	(118,629)
771,328	(779,659)	323,523	(339,739)
1,518,101	(1,231,444)	2,434,761	(564,517)

110,292,978	68,555,817	217,664,135	69,013,632
(100,403,535)	(38,486,250)	(175,600,405)	(34,610,805)
6,909	14,387	23,272	17,835
9,896,352	30,083,954	42,087,002	34,420,662
$11,414,453	$28,852,510	$44,521,763	$33,856,145

$28,852,510	$-	$33,856,145	$-
$40,266,963	28,852,510	$78,377,908	33,856,145

4,125,000	2,750,000	8,125,000	2,750,000
(3,775,000)	(1,550,000)	(6,525,000)	(1,375,000)
350,000	1,200,000	1,600,000	1,375,000

The accompanying notes are an integral part of these financial statements.

99

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

Operations:
Net investment income/(loss)
Net realized gain/(loss)
Net change in unrealized appreciation/(depreciation)
Net Increase/(Decrease) in Net Assets Resulting from Operations

Distributions to Shareholders:
Net distributions to shareholders
Total Distributions to Shareholders

Capital Share Transactions:
Proceeds from shares sold
Cost of shares redeemed
Transaction fees (see Note 5)
Net Increase/(Decrease) in Net Assets from Capital Share Transactions
Total Increase/(Decrease) in Net Assets

Net Assets:
Beginning of period
End of period

Change in Shares Outstanding:
Shares sold
Shares redeemed
Net Increase/(Decrease)

(a) Since Commencement of Operations on July 25, 2022.
(b) Since Commencement of Operations on August 10, 2022.

The accompanying notes are an integral part of these financial statements.

100

INNOVATOR ETFs TRUST

Innovator Hedged TSLA Strategy ETF		Innovator Uncapped Accelerated U.S. Equity ETF
Year Ended	Period Ended	Year Ended	Period Ended
October 31, 2023	October 31, 2022 (a)	October 31, 2023	October 31, 2022 (b)

$68,878	$9,846	$(85,334)	$(9,338)
56,606	30,766	340,283	(222,365)
(3,882)	(151,139)	(418,000)	(284,048)
121,602	(110,527)	(163,051)	(515,751)

(18,587)	-	-	-
(18,587)	-	-	-

1,226,145	5,105,365	24,359,140	6,031,590
(1,731,182)	(2,650,830)	(14,149,655)	-
-	629	7,542	328
(505,037)	2,455,164	10,217,027	6,031,918
$(402,022)	$2,344,637	$10,053,976	$5,516,167

$2,344,637	$-	$5,516,167	$-
$1,942,615	2,344,637	$15,570,143	5,516,167

50,000	200,000	925,000	225,000
(70,000)	(100,000)	(550,000)	-
(20,000)	100,000	375,000	225,000

The accompanying notes are an integral part of these financial statements.

101

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

Operations:
Net investment income/(loss)
Net realized gain/(loss)
Net change in unrealized appreciation/(depreciation)
Net Increase/(Decrease) in Net Assets Resulting from Operations

Distributions to Shareholders:
Net distributions to shareholders

Capital Share Transactions:
Proceeds from shares sold
Cost of shares redeemed
Net Increase/(Decrease) in Net Assets from Capital Share Transactions
Total Increase/(Decrease) in Net Assets

Net Assets:
Beginning of period
End of period

Change in Shares Outstanding:
Shares sold
Shares redeemed
Net Increase/(Decrease)

(a) Since Commencement of Operations on November 8, 2022.
(b) Since Commencement of Operations on November 16, 2022.

The accompanying notes are an integral part of these financial statements.

102

INNOVATOR ETFs TRUST

Innovator Equity Managed Floor ETF	Innovator Gradient Tactical Rotation Strategy ETF
Period Ended	Period Ended
October 31, 2023 (a)	October 31, 2023 (b)

$208,554	$2,322,592
2,212,749	(45,374,878)
(3,708,439)	(2,658,123)
(1,287,136)	(45,710,409)

(182,955)	(995,295)

110,931,670	353,008,190
(12,468,880)	(122,986,740)
98,462,790	230,021,450
$96,992,699	$183,315,746

$-	$-
$96,992,699	$183,315,746

4,350,000	14,200,000
(500,000)	(5,600,000)
3,850,000	8,600,000

The accompanying notes are an integral part of these financial statements.

103

INNOVATOR ETFs TRUST

Financial Highlights

Per Share Operating Performance (For a share outstanding throughout

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)
Innovator IBD® 50 ETF
For the year ended 10/31/2023	$26.16	- (c)	(4.73)	(4.73)	-	(c)
For the year ended 10/31/2022	$50.34	0.46	(24.54)	(24.08)	-
For the year ended 10/31/2021	$35.97	0.10	14.27	14.37	-	(c)
For the year ended 10/31/2020	$33.17	0.04	2.76	2.80	-
For the year ended 10/31/2019	$31.24	(0.07)	2.00	1.93	-	(c)

Innovator IBD® Breakout Opportunities ETF
For the year ended 10/31/2023	$30.68	0.24	(1.47)	(1.23)	-
For the year ended 10/31/2022	$36.52	0.32	(6.16)	(5.84)	-
For the year ended 10/31/2021	$23.53	(0.02)	13.01	12.99	-
For the year ended 10/31/2020	$19.44	(0.03)	4.12	4.09	-
For the year ended 10/31/2019	$20.26	- (c)	(0.78)	(0.78)	-	(c)

Innovator Deepwater Frontier Tech ETF
For the year ended 10/31/2023	$29.35	(0.08)	4.38	4.30	-	(c)
For the year ended 10/31/2022	$56.02	(0.04)	(26.64)	(26.68)	0.01
For the year ended 10/31/2021	$37.34	(0.14)	18.81	18.67	0.01
For the year ended 10/31/2020	$23.70	(0.09)	13.73	13.64	-	(c)
For the year ended 10/31/2019	$22.77	(0.02)	0.95	0.93	-

(a) Does not include the impact of the expenses of the underlying funds in which the Fund invests.

(b) Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

(c) Amount represents less than $0.01 per share.

(d) Excludes in-kind transactions associated with creations and redemptions of the Funds.

(e) Recognition of net investment income by the Funds are affected by the timing of the declaration of dividends by the underlying investment companies in which the Funds invest. This ratio does not include net investment income of the underlying investment companies in which the Funds invest.

The accompanying notes are an integral part of these financial statements.

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INNOVATOR ETFs TRUST

each period)	Ratios/Supplemental Data:

Distributions Paid to Shareholders:					Ratio to Average Net Assets of:
Paid from net investment income	Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return	Net assets, end of period (000)	Expenses, before waivers/ recoupment (a)	Expenses, net of waivers/ recoupment (a)	Net investment income/ (loss) (e)	Portfolio turnover rate (d)

(0.60)	(5.33)	$20.83	(18.21)%	$73,938	1.08%	0.80%	0.02%	1,425%
(0.10)	(24.18)	$26.16	(47.90)%	$102,043	0.97%	0.80%	1.29%	1,961%
-	14.37	$50.34	39.95%	$274,365	0.93%	0.80%	0.22%	1,133%
-	2.80	$35.97	8.42%	$181,624	0.90%	0.80%	0.12%	974%
-	1.93	$33.17	6.20%	$326,748	0.78%	0.80%	(0.21)%	786%

(0.40)	(1.63)	$29.05	(4.03)%	$11,620	0.80%	0.80%	0.77%	1,945%
-	(5.84)	$30.68	(15.98)%	$13,806	0.80%	0.80%	0.92%	1,980%
-	12.99	$36.52	55.18%	$14,607	0.80%	0.80%	(0.07)%	1,846%
-	4.09	$23.53	21.04%	$5,883	0.80%	0.80%	(0.12)%	1,637%
(0.04)	(0.82)	$19.44	(3.84)%	$7,777	0.80%	0.80%	0.02%	1,777%

-	4.30	$33.65	14.64%	$33,651	0.70%	0.70%	(0.23)%	153%
-	(26.67)	$29.35	(47.60)%	$32,288	0.70%	0.70%	(0.10)%	138%
-	18.68	$56.02	50.01%	$78,428	0.70%	0.70%	(0.27)%	134%
-	13.64	$37.34	57.59%	$16,805	0.70%	0.70%	(0.32)%	97%
-	0.93	$23.70	4.07%	$10,664	0.70%	0.70%	(0.07)%	107%

The accompanying notes are an integral part of these financial statements.

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INNOVATOR ETFs TRUST

Financial Highlights

Per Share Operating Performance (For a share

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (c)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)
Innovator S&P Investment Grade Preferred ETF
For the year ended 10/31/2023	$17.90	0.99	(1.17)		(0.18)	-
For the year ended 10/31/2022	$24.22	1.00	(6.28)		(5.28)	-
For the year ended 10/31/2021	$24.02	1.14	0.27	(h)	1.41	-
For the year ended 10/31/2020	$24.11	1.23	(0.07)		1.16	-	(i)
For the period 4/1/2019 (g) - 10/31/2019	$23.18	0.67	0.93		1.60	-
For the year ended 3/31/2019	$23.38	1.18	(0.18)		1.00	-

Innovator Laddered Allocation Power Buffer ETF
For the year ended 10/31/2023	$34.09	(0.01)	2.85		2.84	-
For the year ended 10/31/2022	$35.56	(0.02)	(1.45)		(1.47)	-
For the year ended 10/31/2021	$31.49	(0.05)	4.12		4.07	-
For the year ended 10/31/2020	$36.66	0.81	(5.26)		(4.45)	-
For the period 10/1/2019 (d) - 10/31/2019	$36.81	0.02	(0.17)		(0.15)	-
For the year ended 9/30/2019	$31.55	0.66	5.29		5.95	-

Innovator Laddered Allocation Buffer ETF
For the year ended 10/31/2023	$22.97	(0.02)	2.06		2.04	-
For the period 2/8/2022 (f) - 10/31/2022	$24.89	(0.02)	(1.90)		(1.92)	-

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

(d) The period ended October 31, 2019 consists of one month due to the Fund's fiscal year end change.

(e) Excludes in-kind transactions associated with creations and redemptions of the Funds.

(f) Commencement of operations.

(g) The period ended October 31, 2019 consists of seven months due to the Fund's fiscal year end change.

(h) Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

(i) Amount represents less than $0.01 per share.

(j) Does not include the impact of the expenses of the underlying funds in which the Funds invest.

(k) Recognition of net investment income by the Funds are affected by the timing of the declaration of dividends by the underlying investment companies in which the Funds invest. This ratio does not include net investment income of the underlying investment companies in which the Funds invest.

The accompanying notes are an integral part of these financial statements.

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INNOVATOR ETFs TRUST

outstanding throughout each period)	Ratios/Supplemental Data:

Distributions Paid to Shareholders:							Ratio to Average Net Assets of: (a)
Paid from net investment income	Paid from return of capital	Total Distributions Paid	Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (b)	Net assets, end of period (000)	Expenses, before waivers/ recoupment (j)	Expenses, net of waivers/ recoupment (j)	Net investment income/(loss) (k)	Portfolio turnover rate (b)(e)

(0.99)	-	(0.99)	(1.17)	$16.73	(1.32)%	$97,887	0.47%	0.47%	5.37%	28%
(1.02)	(0.02)	(1.04)	(6.32)	$17.90	(22.27)%	$119,057	0.47%	0.47%	4.70%	46%
(1.14)	(0.07)	(1.21)	0.20	$24.22	5.97%	$222,794	0.47%	0.47%	4.70%	68%
(1.25)	-	(1.25)	(0.09)	$24.02	5.04%	$127,315	0.47%	0.47%	5.15%	58%
(0.67)	-	(0.67)	0.93	$24.11	6.93%	$19,288	0.47%	0.47%	4.75%	34%
(1.20)	-	(1.20)	(0.20)	$23.18	4.54%	$13,911	0.47%	0.47%	5.12%	58%

-	-	-	2.84	$36.93	8.31%	$291,716	0.20%	0.10%	(0.03)%	1%
-	-	-	(1.47)	$34.09	(4.11)%	$150,015	0.20%	0.12%	(0.07)%	2%
-	-	-	4.07	$35.56	12.93%	$69,337	0.20%	0.20%	(0.14)%	1%
(0.72)	-	(0.72)	(5.17)	$31.49	(11.93)%	$28,338	0.47%	0.47%	2.47%	750%
-	-	-	(0.15)	$36.66	(0.42)%	$137,463	0.49%	0.49%	0.63%	0%
(0.69)	-	(0.69)	5.26	$36.81	19.11%	$136,195	0.49%	0.49%	2.00%	44%

-	-	-	2.04	$25.01	8.89%	$58,149	0.20%	0.10%	(0.10)%	1%
-	-	-	(1.92)	$22.97	(7.72)%	$26,414	0.20%	0.10%	(0.10)%	1%

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Per Share Operating Performance (For a share outstanding throughout

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (c)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)
Innovator Buffer Step-Up Strategy ETF
For the year ended 10/31/2023	$24.04	(0.23)	2.16	1.93	0.01
For the period 3/7/2022(d) - 10/31/2022	$25.48	(0.14)	(1.32)	(1.46)	0.02

Innovator Power Buffer Step-Up Strategy ETF
For the year ended 10/31/2023	$24.62	(0.23)	1.95	1.72	0.01
For the period 3/7/2022(d) - 10/31/2022	$25.67	(0.14)	(0.93)	(1.07)	0.02

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

(d) Commencement of operations.

(e) Excludes in-kind transactions associated with creations and redemptions of the Funds.

The accompanying notes are an integral part of these financial statements.

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INNOVATOR ETFs TRUST

each period)	Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (b)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (b)(e)

1.94	$25.98	8.09%	$40,267	0.89%	(0.88)%	0%
(1.44)	$24.04	(5.64)%	$28,853	0.89%	(0.89)%	0%

1.73	$26.35	7.04%	$78,378	0.89%	(0.88)%	0%
(1.05)	$24.62	(4.08)%	$33,856	0.89%	(0.89)%	0%

The accompanying notes are an integral part of these financial statements.

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INNOVATOR ETFs TRUST

Financial Highlights

Per Share Operating Performance (For a share outstanding throughout

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (c)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)
Innovator Hedged TSLA Strategy ETF
For the year ended 10/31/2023.....	$23.45	0.78	0.24	(f)	1.02	-
For the period 7/25/2022(d) - 10/31/2022...	$24.91	0.10	(1.57)		(1.47)	0.01

Innovator Uncapped Accelerated U.S. Equity ETF
For the year ended 10/31/2023.....	$24.52	(0.21)	1.62	(f)	1.41	0.02
For the period 8/10/2022(d) - 10/31/2022...	$26.88	(0.04)	(2.32)		(2.36)	-	(e)

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

(d) Commencement of operations.

(e) Amount represents less than $0.01 per share.

(f) Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

(g) Excludes in-kind transactions associated with creations and redemptions of the Funds.

The accompanying notes are an integral part of these financial statements.

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INNOVATOR ETFs TRUST

each period)	Ratios/Supplemental Data:

					Ratio to Average Net Assets of: (a)
Distributions Paid to Shareholders: Paid from net investment income	Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (b)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (b)(g)

(0.19)	0.83	$24.28	4.43%	$1,943	0.79%	3.16%	0%
-	(1.46)	$23.45	(5.88)%	$2,345	0.79%	1.47%	0%

-	1.43	$25.95	5.85%	$15,570	0.79%	(0.77)%	0%
-	(2.36)	$24.52	(8.79)%	$5,516	0.79%	(0.78)%	0%

The accompanying notes are an integral part of these financial statements.

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INNOVATOR ETFs TRUST

Financial Highlights

Per Share Operating Performance (For a share outstanding throughout

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (c)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)
Innovator Equity Managed Floor ETF
For the period 11/8/2022 (d) - 10/31/2023	$22.80	0.16	2.39	(g)	2.55	-

Innovator Gradient Tactical Rotation Strategy ETF
For the period 11/16/2022 (d) - 10/31/2023	$25.00	0.20	(3.81)		(3.61)	-

(a) Annualized for periods less than one year.

(b) Not annualized for periods less than one year.

(c) Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.

(d) Commencement of operations.

(e) Recognition of net investment income by the Funds are affected by the timing of the declaration of dividends by the underlying investment companies in which the Funds invest. This ratio does not include net investment income of the underlying investment companies in which the Funds invest.

(f) Excludes in-kind transactions associated with creations and redemptions of the Funds.

(g) Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

(h) Does not include the impact of the expenses of the underlying funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

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INNOVATOR ETFs TRUST

each period)	Ratios/Supplemental Data:

Distributions Paid to Shareholders:					Ratio to Average Net Assets of: (a)
Paid from net investment income	Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (b)	Net assets, end of period (000)	Expenses (h)	Net investment income/(loss) (e)	Portfolio turnover rate (b)(f)

(0.16)	2.39	$25.19	11.20%	$96,993	0.89%	0.64%	7%

(0.07)	(3.68)	$21.32	(14.48)%	$183,316	0.80%	0.94%	306%

The accompanying notes are an integral part of these financial statements.

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INNOVATOR ETFs TRUST

Notes to Financial Statements

1.	ORGANIZATION

Innovator ETFs Trust (the “Trust”) was organized under Delaware law as a Delaware statutory trust on October 17, 2007, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open–end management investment company.  Effective April 1, 2023, LOUP’s name was changed from Innovator Loup Frontier Tech ETF to Innovator Deepwater Frontier Tech ETF. The Trust currently consists of multiple operational series, of which twelve are covered in this report, collectively the (“Funds”):

Name	Ticker	Commencement of Operations	Tracking Index/Fund (a)
Innovator IBD® 50 ETF	FFTY	April 8, 2015	IBD® 50 Index
Innovator IBD® Breakout Opportunities ETF	BOUT	September 12, 2018	IBD® Breakout Stocks Index
Innovator Deepwater Frontier Tech ETF	LOUP	July 24, 2018	Loup Frontier Tech Index
Innovator S&P Investment Grade Preferred ETF	EPRF	May 23, 2016	S&P U.S. High Quality Preferred Stock Index
Innovator Laddered Allocation Power Buffer ETF (b)	BUFF	October 19, 2016	Refinitiv Laddered Power Buffer Strategy Index
Innovator Laddered Allocation Buffer ETF (c)	BUFB	February 8, 2022	MerQube U.S. Large Cap Equity Buffer Laddered Index
Innovator Buffer Step-Up Strategy ETF	BSTP	March 7, 2022	SPDR S&P 500® ETF Trust
Innovator Power Buffer Step-Up Strategy ETF	PSTP	March 7, 2022	SPDR S&P 500® ETF Trust
Innovator Hedged TSLA Strategy ETF (d)	TSLH	July 25, 2022	Tesla, Inc.
Innovator Uncapped Accelerated U.S. Equity ETF	XUSP	August 10, 2022	SPDR S&P 500® ETF Trust
Innovator Equity Managed Floor ETF	SFLR	November 8, 2022	SPDR S&P 500® ETF Trust
Innovator Gradient Tactical Rotation Strategy ETF	IGTR	November 16, 2022	S&P Global Broad Market Index

(a)	Each Fund individually seeks to track their respective index or Fund, before fees and expenses.
(b)

BUFF seeks to achieve its investment objective by investing primarily in other Innovator ETFs (Affiliated Fund of Fund structure) that themselves seek investment results corresponding to their own respective underlying indexes. In addition to its own fees and expenses, BUFF will pay indirectly a proportional share of the fees and expenses of the underlying Innovator ETFs in which it invests, including advisory and administration fees (Acquired Fund Fees and Expenses). Prior to August 11, 2020, BUFF sought investment results that generally corresponded, before fees and expenses, to the Lunt Capital U.S. Large Cap Equity Rotation Index.

(c)

BUFB seeks to achieve its investment objective by investing primarily in other Innovator ETFs (Affiliated Fund of Fund structure) that themselves seek investment results corresponding to their own respective underlying indexes. In addition to its own fees and expenses, BUFB will pay indirectly a proportional share of the fees and expenses of the underlying Innovator ETFs in which it invests, including advisory and administration fees (Acquired Fund Fees and Expenses).

(d)

TSLH seeks to participate in the price return of the common stock of Tesla, Inc., subject to a limit on investment gains and seeks to provide a level of protection against significant declines in the price return of the common stock of Tesla, Inc.

The operational series of the Trust covered outside of this report consist of:

Name	Ticker	Commencement of Operations	Tracking Fund
Innovator U.S. Equity Buffer ETF – January	BJAN	December 31, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – February	BFEB	January 31, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – March	BMAR	February 28, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – April	BAPR	March 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – May	BMAY	April 30, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – June	BJUN	May 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – July	BJUL	August 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – August	BAUG	July 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – September	BSEP	August 30, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – October	BOCT	September 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – November	BNOV	October 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – December	BDEC	November 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – January	PJAN	December 31, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – February	PFEB	January 31, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – March	PMAR	February 28, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – April	PAPR	March 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – May	PMAY	April 30, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – June	PJUN	May 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – July	PJUL	August 7, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – August	PAUG	July 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – September	PSEP	August 30, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – October	POCT	September 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – November	PNOV	October 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – December	PDEC	November 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – January	UJAN	December 31, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – February	UFEB	January 31, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – March	UMAR	February 28, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – April	UAPR	March 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – May	UMAY	April 30, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – June	UJUN	May 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – July	UJUL	August 7, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – August	UAUG	July 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – September	USEP	August 30, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – October	UOCT	September 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – November	UNOV	October 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – December	UDEC	November 29, 2019	SPDR S&P 500® ETF Trust

114

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Name	Ticker	Commencement of Operations	Tracking Fund
Innovator Premium Income 10 Barrier ETF - April	APRD	March 31, 2023	S&P 500® Index
Innovator Premium Income 20 Barrier ETF - April	APRH	March 31, 2023	S&P 500® Index
Innovator Premium Income 30 Barrier ETF - April	APRJ	March 31, 2023	S&P 500® Index
Innovator Premium Income 40 Barrier ETF - April	APRQ	March 31, 2023	S&P 500® Index
Innovator Premium Income 10 Barrier ETF - July	JULD	June 30, 2023	S&P 500® Index
Innovator Premium Income 20 Barrier ETF - July	JULH	June 30, 2023	S&P 500® Index
Innovator Premium Income 30 Barrier ETF - July	JULJ	June 30, 2023	S&P 500® Index
Innovator Premium Income 40 Barrier ETF - July	JULQ	June 30, 2023	S&P 500® Index
Innovator Premium Income 10 Barrier ETF - October	OCTD	September 29, 2023	S&P 500® Index
Innovator Premium Income 20 Barrier ETF - October	OCTH	September 29, 2023	S&P 500® Index
Innovator Premium Income 30 Barrier ETF - October	OCTJ	September 29, 2023	S&P 500® Index
Innovator Premium Income 40 Barrier ETF - October	OCTQ	September 29, 2023	S&P 500® Index
Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly	EALT	September 29, 2023	SPDR S&P 500® ETF Trust
Innovator U.S. Equity 10 Buffer ETF - Quarterly	ZALT	September 29, 2023	SPDR S&P 500® ETF Trust
Innovator Premium Income 9 Buffer ETF - October	HOCT	September 29, 2023	SPDR S&P 500® ETF Trust
Innovator Premium Income 15 Buffer ETF - October	LOCT	September 29, 2023	SPDR S&P 500® ETF Trust
Innovator Emerging Markets Power Buffer ETF - January	EJAN	December 31, 2019	iShares MSCI Emerging Markets ETF
Innovator Emerging Markets Power Buffer ETF - April	EAPR	March 31, 2021	iShares MSCI Emerging Markets ETF
Innovator Emerging Markets Power Buffer ETF - July	EJUL	June 28, 2019	iShares MSCI Emerging Markets ETF
Innovator Emerging Markets Power Buffer ETF - October	EOCT	September 30, 2021	iShares MSCI Emerging Markets ETF
Innovator International Developed Power Buffer ETF - January	IJAN	December 31, 2019	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - April	IAPR	March 31, 2021	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - July	IJUL	June 28, 2019	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - September	ISEP	August 31, 2023	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - October	IOCT	September 30, 2021	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - November	INOV	October 31, 2023	iShares MSCI EAFE ETF
Innovator 20+ Year Treasury Bond 9 Buffer ETF - July	TBJL	August 17, 2020	iShares 20+ Year Treasury Bond ETF
Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly	TFJL	August 17, 2020	iShares 20+ Year Treasury Bond ETF
Innovator Defined Wealth Shield ETF	BALT	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator Double Stacker ETF - January	DSJA	December 31, 2020	SPDR S&P 500® ETF Trust and Invesco QQQ Trust
Innovator Triple Stacker ETF - January	TSJA	December 31, 2020	SPDR S&P 500® ETF Trust, Invesco QQQ Trust and iShares Russell 2000 ETF
Innovator Double Stacker 9 Buffer ETF - January	DBJA	December 31, 2020	SPDR S&P 500® ETF Trust and Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - January	NJAN	December 31, 2019	Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - April	NAPR	March 31, 2020	Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - July	NJUL	June 30, 2020	Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - October	NOCT	September 30, 2019	Invesco QQQ Trust
Innovator U.S. Small Cap Power Buffer ETF - January	KJAN	December 31, 2019	iShares Russell 2000 ETF
Innovator U.S. Small Cap Power Buffer ETF - April	KAPR	March 31, 2020	iShares Russell 2000 ETF
Innovator U.S. Small Cap Power Buffer ETF - July	KJUL	June 30, 2020	iShares Russell 2000 ETF
Innovator U.S. Small Cap Power Buffer ETF - October	KOCT	September 30, 2019	iShares Russell 2000 ETF
Innovator U.S. Equity Accelerated ETF - January	XDJA	December 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated ETF - April	XDAP	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated ETF - July	XDJL	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated ETF - October	XDOC	September 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - January	XTJA	December 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - April	XTAP	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - July	XTJL	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - October	XTOC	September 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - January	XBJA	December 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - April	XBAP	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - July	XBJL	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - October	XBOC	September 30, 2021	SPDR S&P 500® ETF Trust
Innovator Growth Accelerated Plus ETF - January	QTJA	December 31, 2021	Invesco QQQ Trust
Innovator Growth Accelerated Plus ETF - April	QTAP	March 31, 2021	Invesco QQQ Trust
Innovator Growth Accelerated Plus ETF - July	QTJL	June 30, 2021	Invesco QQQ Trust
Innovator Growth Accelerated Plus ETF - October	QTOC	September 30, 2021	Invesco QQQ Trust
Innovator U.S. Equity Accelerated ETF - Quarterly	XDSQ	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator Growth Accelerated ETF - Quarterly	XDQQ	March 31, 2021	Invesco QQQ Trust
Innovator Equity Defined Protection ETF - 2 Yr to July 2025	TJUL	July 17, 2023	S&P 500® Index

The Funds are exchange traded funds that offer one class of shares, do not charge a sales load, do not have a redemption fee and currently do not charge a 12b–1 fee to their shareholders.  FFTY, BOUT, LOUP, BSTP, PSTP, SFLR and IGTR list and principally trade their shares on NYSE Arca, Inc. (“NYSE”), EPRF, BUFF, BUFB, TSLH and XUSP list and principally trade their shares on Cboe BZX Exchange, Inc. (“Cboe BZX”).

BSTP and PSTP employ a “step-up strategy” in which the sub-adviser will seek to opportunistically manage the respective Fund’s investment exposure by periodically terminating its FLEX Options investments earlier than its one-year expiration date and immediately reset the respective Fund’s options portfolio for a new one-year period. The “step-up strategy” seeks to help a Fund’s shareholder offset the timing risks inherent in owning an options package for one year. BSTP, PSTP, TSLH and XUSP do not pursue a “defined outcome strategy” or seek to achieve the full one-year investment outcomes of the options portfolio held. Unlike other Innovator ETFs that utilize a defined outcome investment strategy, they do not seek to provide shareholders with a set buffer percentage and maximum upside potential over any specified time period.

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Notes to Financial Statements (Continued)

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation:

The net asset values (“NAV”) of the Funds are determined as of the close of regular trading on the NYSE (normally 4:00 p.m. ET). If the NYSE closes early on a valuation day, the Funds shall determine NAV as of that time.

Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Adviser, as the Trust’s Valuation Designee (“Valuation Designee”) is responsible for establishing valuation of portfolio securities and other instruments held by the Funds in accordance with the Trust’s valuation procedures.

Common stocks, preferred stocks, exchange traded funds and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are generally valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over–the–counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Redeemable securities issued by open–end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange–traded open–end investment companies which are priced as equity securities. Units of Mount Vernon Liquid Assets Portfolio, LLC are not traded on an exchange and are valued at the investment company’s net asset value per share as provided by the underlying fund’s administrator. Fixed income securities, swaps, currency–, credit– and commodity–linked notes, and other similar instruments will be valued using a pricing service. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Valuation Designee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Deposit accounts are valued at acquisition cost. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by the Valuation Designee.

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Notes to Financial Statements (Continued)

Exchange-traded option contracts (other than FLEX Option contracts) will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Options will be valued at a model-based price provided by the exchange on which the option is traded at the official close of that exchange’s trading date. If the exchange on which the option is traded is unable to provide a model price, FLEX Options prices will be provided by backup provider Super Derivatives. Otherwise, the value of a FLEX Option will be determined by the Valuation Designee in accordance with the Trust’s valuation procedures.

If no quotation can be obtained from a pricing service, then the Valuation Designee will then attempt to obtain one or more broker quotes for the security. If no quotation is available from either a pricing service or one or more brokers or if the Valuation Designee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Funds for which reliable market quotations are not readily available will be determined by the Valuation Designee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

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Notes to Financial Statements (Continued)

Fair Valuation Measurement:

FASB established a framework for measuring fair value in accordance with U.S. GAAP. Under ASC Topic 820, “Fair Value Measurement” (“ASC 820”), various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

•	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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Notes to Financial Statements (Continued)

The following table summarizes valuation of the Funds’ investments under the fair value hierarchy as of October 31, 2023:

FFTY
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$73,823,971	$-	$-	$73,823,971
Investments Purchased with Proceeds From Securities Lending	-	10,152,962	-	10,152,962
Total Assets	$73,823,971	$10,152,962	$-	$83,976,933

BOUT
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$11,044,437	$-	$-	$11,044,437
Investments Purchased with Proceeds From Securities Lending	-	1,452,107	-	1,452,107
Short Term Investments	47,582	-	-	47,582
Total Assets	$11,092,019	$1,452,107	$-	$12,544,126

LOUP
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$32,529,534	$-	$-	$32,529,534
Preferred Stocks	1,004,710	-	-	1,004,710
Investments Purchased with Proceeds From Securities Lending	-	5,941,992	-	5,941,992
Short Term Investments	131,285	-	-	131,285
Total Assets	$33,665,529	$5,941,992	$-	$39,607,521

EPRF
	Level 1	Level 2	Level 3	Total
Assets
Preferred Stocks	$97,538,378	$-	$-	$97,538,378
Investments Purchased with Proceeds From Securities Lending	-	7,514,451	-	7,514,451
Short Term Investments	708,894	-	-	708,894
Total Assets	$98,247,272	$7,514,451	$-	$105,761,723

BUFF
	Level 1	Level 2	Level 3	Total
Assets
Affiliated Exchange Traded Funds	$291,421,992	$-	$-	$291,421,992
Investments Purchased with Proceeds From Securities Lending	-	3,741,525	-	3,741,525
Short Term Investments	298,188	-	-	298,188
Total Assets	$291,720,180	$3,741,525	$-	$295,461,705

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Notes to Financial Statements (Continued)

BUFB
	Level 1	Level 2	Level 3	Total
Assets
Affiliated Exchange Traded Funds	$58,050,766	$-	$-	$58,050,766
Short Term Investments	103,034	-	-	103,034
Total Assets	$58,153,800	$-	$-	$58,153,800

BSTP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$-	$41,890,284	$-	$41,890,284
Short Term Investments	57,129	-	-	57,129
Total Assets	$57,129	$41,890,284	$-	$41,947,413

Liabilities
Options Written	$-	$1,651,428	$-	$1,651,428
Total Liabilities	$-	$1,651,428	$-	$1,651,428

PSTP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$-	$81,590,608	$-	$81,590,608
Short Term Investments	125,502	-	-	125,502
Total Assets	$125,502	$81,590,608	$-	$81,716,110

Liabilities
Options Written	$-	$3,265,592	$-	$3,265,592
Total Liabilities	$-	$3,265,592	$-	$3,265,592

TSLH
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$-	$63,810	$-	$63,810
Short Term Investments	5,183	1,885,994	-	1,891,177
Total Assets	$5,183	$1,949,804	$-	$1,954,987

Liabilities
Options Written	$-	$11,090	$-	$11,090
Total Liabilities	$-	$11,090	$-	$11,090

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Notes to Financial Statements (Continued)

XUSP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$-	$16,636,103	$-	$16,636,103
Short Term Investments	34,884	-	-	34,884
Total Assets	$34,884	$16,636,103	$-	$16,670,987

Liabilities
Options Written	$-	$1,090,349	$-	$1,090,349
Total Liabilities	$-	$1,090,349	$-	$1,090,349

SFLR
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$92,105,161	$-	$-	$92,105,161
Real Estate Investment Trusts	1,882,599		-	1,882,599
Purchased Options	1,901,088	-	-	1,901,088
Investments Purchased with Proceeds From Securities Lending	-	10,444,958	-	10,444,958
Short Term Investments	1,223,854	-	-	1,223,854
Total Assets	$95,211,614	$12,346,046	$-	$107,557,660

Liabilities
Options Written	$139,504	$-	$-	$139,504
Total Liabilities	$139,504	$-	$-	$139,504

IGTR
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$179,423,119	$-	$-	$179,423,119
Preferred Stocks	262,816	-	-	262,816
Real Estate Investment Trusts	11,044	-	-	11,044
Investments Purchased with Proceeds From Securities Lending	-	855,995	-	855,995
Short Term Investments	24,094	3,571,361	-	3,595,454
Total Assets	$179,721,073	$4,427,356	$-	$184,148,428

See the Schedules of Investments for the investments detailed by industry classification.

There were no Level 3 investments for the Funds during the year or period ended October 31.

Option Contracts:

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”).

BSTP, PSTP, TSLH and XUSP invest primarily in FLEX Option contracts. FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options in which the Funds will invest are all European style options (options that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

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Notes to Financial Statements (Continued)

BSTP, PSTP, TSLH and XUSP will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the index, in case of an index put option) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the index, in case of an index put option) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the index, in case of an index call option) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the index, in case of an index call option) at a certain defined price.

When BSTP, PSTP, TSLH and XUSP purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

When BSTP, PSTP, TSLH and XUSP write an option, an amount equal to the premium received by the Funds are recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. BSTP, PSTP, TSLH and XUSP, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

All of the FLEX Option contracts held by BSTP, PSTP, TSLH and XUSP are fully funded and cash settled, therefore balance sheet offsetting under U.S. GAAP does not apply.

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Notes to Financial Statements (Continued)

BSTP, PSTP, TSLH and XUSP bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Funds could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX Options, the Funds may have difficulty closing out certain FLEX Options positions at desired times and prices. The Funds may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time to until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). However, as a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Index.

The value of derivative instruments on the Statements of Assets and Liabilities for the Funds as of October 31, 2023 are as follows:

	Equity Risk - Call and Put Options not Accounted for as Hedging Instruments
	Asset Derivatives	Liability Derivatives
	Investments, at value	Options written, at value
BSTP	$41,890,284	$1,651,428
PSTP	81,590,608	3,265,592
TSLH	63,810	11,090
XUSP	16,636,103	1,090,349
SFLR	1,901,088	139,504

The effect of derivative instruments on the Statements of Operations for the year or period ended October 31, 2023:

	Equity Risk - Call and Put Options not Accounted for as Hedging Instruments
	Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments	Investments in-kind	Options written	Options written in-kind
BSTP	$(2,384,859)	$1,543,248	$1,025,332	$874,372
PSTP	(8,152,003)	8,249,216	(48,774)	2,610,801
TSLH (a)	177,841	719,078	(840,988)	758
XUSP	(586,560)	661,755	(26,058)	291,146
SFLR (a)	(632,544)	-	1,480,013	-

(a)	Amount is included in realized gain/(loss) on investments on the Statement of Operations.

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Notes to Financial Statements (Continued)

	Equity Risk - Call and Put Options not Accounted for as Hedging Instruments
	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments	Options written
BSTP	$1,174,421	$(403,093)
PSTP	957,654	(634,131)
TSLH (b)	53,800	(60,528)
XUSP	(779,084)	361,084
SFLR (b)	66,426	161,983

(b)	Amount is included in the change in unrealized appreciation/(depreciation) on investments on the Statement of Operations.

The average volume of derivative activity during the year or period ended October 31, 2023, is as follows:

	Purchased Options	Options Written
	Average Monthly Market Value	Average Monthly Market Value
BSTP	$36,272,127	$(1,274,056)
PSTP	65,663,592	(2,638,624)
TSLH	449,147	(252,424)
XUSP	12,802,428	(1,221,400)
SFLR	566,913	(110,595)

Use of Estimates:

In preparing financial statements in conformity with U.S. GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

Guarantees and Indemnifications:

In the normal course of business, the Trust may enter into a contract with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims against the Trust that have not yet occurred. Based on experience, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (Continued)

Tax Information:

The Funds are treated as separate entities for federal income tax purposes. The Funds intend to qualify as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Funds must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short–term capital gains) and (ii) certain net tax–exempt income, if any. If so qualified, the Funds will not be subject to federal income tax to the extent the Funds distribute substantially all of their net investment income and capital gains to shareholders.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Tax benefits associated with an uncertain tax position can be recognized only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as tax expense in the Statements of Operations. During the year or period ended October 31, 2023, the Funds did not incur any interest or penalties. The Funds’ federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of October 31, the Funds did not have a liability for any unrecognized tax benefits. As of October 31, 2023, the Funds have no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months. The Funds are subject to examination by U.S. Federal tax authorities for all tax years since 2019, as applicable.

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Notes to Financial Statements (Continued)

U.S. GAAP requires that certain components of net assets be reclassified between distributable earnings/(accumulated deficit) and additional paid–in capital.
These reclassifications have no effect on net assets or net asset value per share.  For the year or period ended October 31, 2023, the Funds made the following permanent book–to–tax reclassifications primarily related to net operating loss forfeiture, redemptions in kind and the utilization of earnings and profits distributed to shareholders on redemptions of shares:

	Distributable Earnings/
	(Accumulated Deficit)	Paid-In Capital
FFTY	$(2,124,331)	$2,124,331
BOUT	(208,458)	208,458
LOUP	(52,070)	52,070
EPRF	(329,461)	329,461
BUFF	(1,754,794)	1,754,794
BUFB	(536,108)	536,108
BSTP	(2,266,116)	2,266,116
PSTP	(10,699,084)	10,699,084
TSLH	(562,206)	562,206
XUSP	(935,116)	935,116
SFLR	(1,997,897)	1,997,897
IGTR	(7,265,396)	7,265,396

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex–dividend date.  FFTY, BOUT, LOUP, BUFF, BUFB, BSTP, PSTP, TSLH, XUSP and IGTR intend to pay out dividends from their net investment income, if any, annually. EPRF and SFLR intends to pay out dividends from its net investment income, if any, monthly and quarterly, respectively.  Distributions of net realized capital gains, if any, will be declared and paid at least annually by the Funds.  The Funds may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. Distributions that exceed earnings and profits for tax purposes are reported as a return of capital.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date.  The Trust determines the gain or loss realized from investment transactions on the basis of identified cost.  Dividend income, if any, is recognized on the ex–dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex–dividend dates. Interest income, including accretion of discounts and amortization of premiums is recognized on an accrual basis using the effective yield method.

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Notes to Financial Statements (Continued)

Distributions received from investments in master limited partnerships (“MLPs”), closed–end funds, real estate investment trusts (“REITs”) and royalty trusts are comprised of ordinary income, capital gains and return of capital.  For financial statement purposes, estimates are used to characterize these distributions received as return of capital, capital gains or ordinary income.  Such estimates are based on historical information available from each MLP, closed–end fund, REIT or royalty trust and other industry sources.  These estimates may subsequently be revised and reflected on the Form 1099 received by shareholders based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.  The distributions received from MLPs, REITs, closed–end funds, and royalty trust securities that have been classified as income and capital gains are included in dividend income and net realized gain/(loss) on investments, respectively, on the Statements of Operations.  The distributions received that are classified as return of capital reduce the cost of investments on the Statements of Assets and Liabilities.

Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin. Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency–related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

3.	INVESTMENT ADVISOR AND OTHER AFFILIATES

Innovator Capital Management, LLC (the “Adviser”) acts as investment adviser to the Funds pursuant to investment advisory agreements between the Trust and the Adviser with respect to the Funds (“Advisory Agreements”) and, pursuant to the Advisory Agreements, is responsible for the day–to–day management of the Funds.

Pursuant to an investment advisory agreement between the Trust and the Adviser with respect to FFTY, FFTY pays monthly the Adviser a management fee calculated daily based on the average daily net assets of the Fund.

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Notes to Financial Statements (Continued)

Pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds, excluding FFTY, each respective Fund pays monthly the Adviser a unitary fee calculated daily based on the average daily net assets of the Fund. During the term of the Advisory Agreement, the Adviser pays all expenses of the respective Funds, including the cost of transfer agency, custody, fund administration, legal, audit, and other services and license fees, except for the fees paid under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the Execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b–1 plan, if any, and extraordinary expenses.

Penserra Capital Management, LLC (“Penserra"), Milliman Financial Risk Management, LLC (“Milliman”), Parametric Portfolio Associates (“Parametric”), and Gradient Investments, LLC (“Gradient”)(collectively the “Sub–Advisers”) act as sub–adviser to the Funds pursuant to sub–advisory agreements between the Adviser and respective Sub–Adviser with respect to the Funds (“Sub–Advisory Agreements”) and, pursuant to the Sub–Advisory Agreements, are responsible for execution of the Sub– Adviser’s strategy for each of the Funds. The Sub–Advisers are responsible for the day–to–day management of the Fund’s portfolios. Pursuant to the Sub–Advisory Agreements between the Adviser and the respective Sub–Adviser, the Adviser pays the Sub–Advisers a fee, based on the Funds’ average daily net assets, for the services and facilities they provide payable on a monthly basis.

	Management/Unitary Fee Rate	Sub-Adviser
FFTY	0.70%	Penserra
BOUT	0.80%	Penserra
LOUP	0.70%	Penserra
EPRF	0.47%	Penserra
BUFF	0.20%	Penserra
BUFB	0.20%	Penserra
BSTP	0.89%	Milliman
PSTP	0.89%	Milliman
TSLH	0.79%	Milliman
XUSP	0.79%	Milliman
SFLR	0.89%	Parametric
IGTR	0.80%	Penserra/Gradient

Certain trustees and officers of the Trust are affiliated with the Adviser. Excluding FFTY, Trustee compensation is paid for by the Adviser.

Pursuant to the Advisory Agreement between the Trust and the Adviser with respect to BUFF and BUFB, the Adviser has agreed to waive unitary fees of 0.10% of average daily net assets of the respective Fund beginning February 9, 2022 until June 30, 2024. The waiver may be terminated by action of the Trust’s board at any time upon 60 days written notice by the Trust, on behalf of the Funds, or by the adviser on or after June 30, 2024. The Adviser is not entitled to recoup any of the fees that it waived.

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Notes to Financial Statements (Continued)

The Trust entered into an Expense Limitation Agreement on behalf of FFTY with the Adviser. Under the terms of the Expense Limitation Agreement with FFTY, the Adviser contractually agreed to waive their advisory fees and/or assume as their own expense, certain expenses otherwise payable by the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any Rule 12b–1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization or proxy solicitation, litigation, and other extraordinary expenses) do not exceed 0.80% of average daily net assets of FFTY until August 31, 2024. Pursuant to the terms of the Expense Limitation Agreement, Innovator is entitled to recoup any fees that it waived and/or Fund expenses that it paid for a period of three years following such fee waivers and/or expense payments. The Fund may only make such repayment to the Adviser if, after the recoupment payment has been taken into account, it does not cause the Fund’s expense ratio to exceed either the expense cap in place at the time the expenses were waived or the Fund’s current expense cap. For the year ended October 31, 2023, the Adviser waived $256,501 of their advisory fees for FFTY without recouping any of their previously waived fees. The table below indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring in*:
	FYE 10/31/2024	FYE 10/31/2025	FYE 10/31/2026	Total
FFTY	$309,101	$291,430	$256,501	$857,032

* Recoupment expires on a rolling monthly basis three years following the respective fee waivers.

4.	INVESTMENT TRANSACTIONS

For the year or period ended October 31, 2023, the cost of purchases and proceeds from sales of investment securities, other than in–kind purchases and sales and short–term investments were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
FFTY	$-	$1,258,177,510	$-	$1,258,444,223
BOUT	-	256,288,319	-	256,832,893
LOUP	-	55,951,922	-	56,597,982
EPRF	-	33,100,359	-	32,643,621
BUFF	-	2,599,745	-	2,594,422
BUFB	-	367,675	-	476,074
BSTP	-	-	-	-
PSTP	-	-	-	-
TSLH	-	-	-	-
XUSP	-	-	-	-
SFLR	-	3,153,087	-	2,516,720
IGTR	-	1,103,506,636	-	771,399,998

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Notes to Financial Statements (Continued)

For the year or period ended October 31, 2023, in–kind transactions associated with creations and redemptions were as follows:

	In-Kind	In-Kind
	Creations	Redemptions
FFTY	$55,052,379	$60,202,263
BOUT	3,038,734	4,612,583
LOUP	1,575,465	4,667,426
EPRF	3,618,675	17,764,707
BUFF	141,806,438	14,784,042
BUFB	38,313,082	8,393,153
BSTP	-	59,265,724
PSTP	-	104,376,247
TSLH	-	1,267,541
XUSP	-	10,724,681
SFLR	108,064,947	12,132,277
IGTR	12,139,407	116,596,303

Net capital gains or losses resulting from in–kind redemptions are excluded for the Funds’ taxable gains and are not distributed to shareholders.

5.	CREATION AND REDEMPTION TRANSACTIONS

There are an unlimited number of shares of beneficial interest (without par value) authorized by the Trust. Individual shares of the Funds may only be purchased and sold at market prices on the applicable Exchange through a broker–dealer. Such transactions may be subject to customary commission rates imposed by the broker–dealer, and market prices for the Funds’ shares may be at, above or below its NAV depending on the premium or discount at which the Funds’ shares trade.

The Funds issue and redeem shares on a continuous basis at NAV only in blocks of shares, called “Creation Units.” Creation Units are issued and redeemed for cash or in–kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker–dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. A transaction fee is applicable to each transaction regardless of the number of units purchased or sold in the transaction. Each Fund, subject to approval by the Board of Trustees, may adjust transaction fees from time to time based upon actual experience. Additional charges received by the Funds, if any, are disclosed as Transaction Fees on the Statements of Changes in Net Assets. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

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Notes to Financial Statements (Continued)

6.	SECURITIES LENDING

The Funds, excluding BSTP, PSTP, TSLH and XUSP, may lend up to 33 1/3% of the value of the securities in their respective portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the securities lending agent. The Trust has entered into a Securities Lending Agreement (“SLA”) with U.S. Bank, N.A., the Funds’ custodian (the “Agent”). Under the terms of the SLA, the Funds may lend securities to certain broker–dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non–U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non–cash collateral. Non–cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in the Funds’ Schedules of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. Mount Vernon has an overnight and continuous maturity. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. In the event of a borrower’s material default, the Agent shall take all actions the Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Agents’ expense, or pay the Funds an amount equal to the market value of the loaned securities, subject to certain limitations.

As of October 31, 2023, the values of the securities on loan, cash collateral received, and fees and interest were as follows:

	Value of Securities on Loan	Cash Collateral Received	Fees and Interest Earned
FFTY	$9,632,818	$10,152,962	$95,975
BOUT	632,357	1,452,107	10,932
LOUP	5,879,477	5,941,992	37,854
EPRF	7,352,266	7,514,451	186,220
BUFF	3,665,523	3,741,525	141,851
SFLR	10,305,885	10,444,958	7,117
IGTR	819,642	855,995	22,727

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Notes to Financial Statements (Continued)

Due to the absence of a master netting agreement related to the applicable Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

7.	FEDERAL INCOME TAX INFORMATION

At October 31, 2023, the cost of investments and net unrealized appreciation/ (depreciation) for federal income tax purposes were as follows:

	FFTY	BOUT	LOUP	EPRF

Cost of Portfolio	$88,586,161	$12,551,851	$42,360,037	$133,026,309
Gross Unrealized Appreciation	$1,842,119	$133,107	$3,532,517	$56,662
Gross Unrealized Depreciation	(6,451,347)	(140,832)	(6,285,033)	(27,321,248)
Net Unrealized Appreciation/(Depreciation)	$(4,609,228)	$(7,725)	$(2,752,516)	$(27,264,586)

	BUFF	BUFB	BSTP	PSTP

Cost of Portfolio	$283,138,917	$57,584,395	$40,304,316	$78,466,734
Gross Unrealized Appreciation	$14,136,188	$1,783,482	$-	$-
Gross Unrealized Depreciation	(1,813,400)	(1,214,077)	(8,331)	(16,216)
Net Unrealized Appreciation/(Depreciation)	$12,322,788	$569,405	$(8,331)	$(16,216)

	TSLH	XUSP	SFLR	IGTR

Cost of Portfolio	$2,098,918	$16,589,203	$111,362,502	$196,874,361
Gross Unrealized Appreciation	$117,285	$572,393	$3,046,324	$3,150,432
Gross Unrealized Depreciation	(272,306)	(1,580,958)	(6,990,670)	(15,876,365)
Net Unrealized Appreciation/(Depreciation)	$(155,021)	$(1,008,565)	$(3,944,346)	$(12,725,933)

The differences between book basis and tax basis cost on investments and net unrealized appreciation/(depreciation) are primarily attributable to wash sale loss deferrals, investments in PFICs, and tax treatment of derivatives.

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Notes to Financial Statements (Continued)

As of October 31, 2023, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

	FFTY	BOUT	LOUP	EPRF

Accumulated Capital and Other Losses	$(327,143,680)	$(13,071,027)	$(34,176,664)	$(26,673,716)
Distributions Payable	-	-	-	(614,250)
Undistributed Net Ordinary Income	551,275	174,815	-	441,126
Unrealized Appreciation/(Depreciation) on Investments	(4,609,228)	(7,725)	(2,752,516)	(27,264,586)
Total Distributable Earnings/(Accumulated Deficit)	$(331,201,633)	$(12,903,937)	$(36,929,180)	$(54,111,426)

	BUFF	BUFB	BSTP	PSTP

Accumulated Capital and Other Losses	$(38,633,487)	$(34,849)	$(3,787,914)	$(10,519,726)
Unrealized Appreciation/(Depreciation) on Investments	12,322,788	569,405	(8,331)	(16,216)
Total Distributable Earnings/(Accumulated Deficit)	$(26,310,699)	$534,556	$(3,796,245)	$(10,535,942)

	TSLH	XUSP	SFLR	IGTR
Accumulated Capital and Other Losses	$(603,093)	$(605,353)	$-	$(42,484,489)
Other Gains/(Losses)	-	-	448,683	-
Undistributed Net Ordinary Income	60,137	-	27,675	1,239,322
Unrealized Appreciation/(Depreciation) on Investments	(155,021)	(1,008,565)	(3,944,346)	(12,725,933)
Total Distributable Earnings/(Accumulated Deficit)	$(697,977)	$(1,613,918)	$(3,467,988)	$(53,971,100)

Certain qualified late year ordinary losses incurred after December 31, and within the current taxable year, are deemed to arise on the first business day of the next taxable year.

At October 31, 2023, the Funds deferred the following qualified late year ordinary losses:

Late Year Ordinary Losses
FFTY	$-
BOUT	-
LOUP	134,605
EPRF	-
BUFF	44,949
BUFB	34,848
BSTP	267,687
PSTP	493,218
TSLH	-
XUSP	76,887
SFLR	-
IGTR	-

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Notes to Financial Statements (Continued)

At October 31, 2023, for federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains for an unlimited period as indicated below:

	Indefinite Short-Term	Indefinite Long-Term
FFTY	$327,124,504	$-
BOUT	13,071,027	-
LOUP	24,493,606	9,548,414
EPRF	8,969,122	17,704,594
BUFF	38,588,538	-
BUFB	1	-
BSTP	3,520,227	-
PSTP	10,026,508	-
TSLH	603,093	-
XUSP	528,466	-
SFLR	-	-
IGTR	42,484,240	-

To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders. During the current tax year ended October 31, 2023, BUFF utilized $4,111 of short-term capital loss carryforwards. All other Funds did not utilize capital loss carryforwards during the current tax year ended October 31, 2023.

The tax character of the distributions paid by the Funds during the fiscal years or period ended October 31, 2023 and October 31, 2022 were as follows:

	FFTY		BOUT		EPRF
	2023	2022	2023	2022	2023	2022
Distributions paid from:
Net Ordinary Income	$2,139,291	$520,522	$179,202	$-	$6,171,173	$7,781,626
Net Long-Term Capital Gains	-	-	-	-	-	-
Return of Capital	-	-	-	-	-	179,692
Total Distributions Paid	$2,139,291	$520,522	$179,202	$-	$6,171,173	$7,961,318

	TSLH		SFLR	IGTR
	2023	2022	2023	2023
Distributions paid from:
Net Ordinary Income	$18,587	$-	$182,955	$995,295
Net Long-Term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-
Total Distributions Paid	$18,587	$-	$182,955	$995,295

All other Funds did not pay any distributions during the fiscal years ended October 31, 2023 and October 31, 2022.

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Notes to Financial Statements (Continued)

8.	TRANSACTIONS WITH AFFILITATES

BUFF and BUFB had the following transactions during the year ended October 31, 2023 with affiliated companies:

BUFF
					Year Ended October 31, 2023
Security Name	Value as of November 1, 2022	Purchases	Sales	Value as of October 31, 2023	Share Balance	Dividend Income	Net Realized Gain (Loss) on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)
Innovator U.S. Equity Power Buffer ETF – January	$12,531,369	$11,884,826	$1,652,543	$24,184,896	706,954	$-	$158,820	$1,262,424
Innovator U.S. Equity Power Buffer ETF – February	12,437,292	11,911,719	1,231,695	24,256,332	807,699	-	172,593	966,423
Innovator U.S. Equity Power Buffer ETF – March	12,426,551	11,862,330	1,277,494	24,388,455	735,922	-	177,213	1,199,855
Innovator U.S. Equity Power Buffer ETF – April	12,460,886	11,959,174	1,310,302	24,357,930	806,287	-	133,141	1,115,031
Innovator U.S. Equity Power Buffer ETF – May	12,489,478	12,540,436	1,217,205	24,352,697	835,427	-	89,215	450,773
Innovator U.S. Equity Power Buffer ETF – June	12,450,896	12,583,216	1,209,581	24,418,943	787,962	-	94,006	500,406
Innovator U.S. Equity Power Buffer ETF – July	12,463,273	11,909,210	1,737,621	24,348,294	731,180	-	162,205	1,551,227
Innovator U.S. Equity Power Buffer ETF – August	12,482,121	11,961,021	1,363,906	24,374,240	794,985	-	121,215	1,173,789
Innovator U.S. Equity Power Buffer ETF – September	12,461,179	11,865,384	1,524,544	24,367,909	759,835	-	164,120	1,401,770
Innovator U.S. Equity Power Buffer ETF – October	12,429,717	11,876,051	1,980,798	24,428,663	726,503	-	203,020	1,900,673
Innovator U.S. Equity Power Buffer ETF – November	12,682,474	11,963,404	1,643,990	23,960,379	742,267	-	173,036	785,455
Innovator U.S. Equity Power Buffer ETF – December	12,495,227	12,089,412	1,228,786	23,983,254	759,204	-	147,156	480,245
Total				$291,421,992		$-	$1,795,740	$12,788,071

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Notes to Financial Statements (Continued)

BUFB
					Year Ended October 31, 2023
Security Name	Value as of November 1, 2022	Purchases	Sales	Value as of October 31, 2023	Share Balance	Dividend Income	Net Realized Gain (Loss) on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)
Innovator U.S. Equity Buffer ETF – January	$2,214,100	$3,201,175	$737,207	$4,812,154	133,746	$-	$45,468	$88,618
Innovator U.S. Equity Buffer ETF – February	2,197,661	3,196,271	757,035	4,834,251	147,558	-	56,016	141,338
Innovator U.S. Equity Buffer ETF – March	2,190,288	3,191,280	789,666	4,838,945	135,454	-	58,893	188,150
Innovator U.S. Equity Buffer ETF – April	2,192,943	3,192,493	781,629	4,842,646	140,730	-	55,530	183,309
Innovator U.S. Equity Buffer ETF – May	2,196,237	3,279,840	693,653	4,845,248	158,328	-	32,616	30,208
Innovator U.S. Equity Buffer ETF – June	2,192,199	3,274,027	693,353	4,844,031	149,970	-	36,157	35,001
Innovator U.S. Equity Buffer ETF – July	2,195,892	3,224,539	756,580	4,851,000	143,029	-	40,787	146,362
Innovator U.S. Equity Buffer ETF – August	2,199,810	3,232,308	726,886	4,846,891	149,181	-	36,571	105,088
Innovator U.S. Equity Buffer ETF – September	2,190,872	3,219,848	725,770	4,848,635	146,396	-	43,322	120,363
Innovator U.S. Equity Buffer ETF – October	2,188,705	3,206,783	750,081	4,858,400	138,917	-	50,613	162,380
Innovator U.S. Equity Buffer ETF – November	2,223,883	3,223,991	720,633	4,805,954	150,233	-	46,739	31,974
Innovator U.S. Equity Buffer ETF – December	2,216,710	3,238,202	736,735	4,822,611	140,793	-	52,212	52,222
Total				$58,050,766		$-	$554.924	$1,285,013

9.	OWNERSHIP BY AFFILIATES

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2023, an affiliate of the Funds owned shares in the secondary market of more than 25% of TSLH shares.

10.	SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events of the Funds through the date of the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Innovator ETFs Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and options written, of Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF, Innovator Deepwater Frontier Tech ETF (formerly Innovator Loup Frontier Tech ETF), Innovator S&P Investment Grade Preferred ETF, Innovator Laddered Allocation Power Buffer ETF, Innovator Laddered Allocation Buffer ETF, Innovator Buffer Step-Up Strategy ETF, Innovator Power Buffer Step-Up Strategy ETF, Innovator Hedged TSLA Strategy ETF, and Innovator Uncapped Accelerated U.S. Equity ETF, Innovator Equity Managed Floor ETF and Innovator Gradient Tactical Rotation Strategy ETF (the “Funds”), each a series of Innovator ETFs Trust, as of October 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF, and Innovator Deepwater Frontier Tech ETF (formerly Innovator Loup Frontier Tech ETF)	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020, and 2019
Innovator S&P Investment Grade Preferred ETF	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020, the period April 1, 2019 through October 31, 2019, and for the year ended March 31, 2019

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Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Innovator Laddered Allocation Power Buffer ETF	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020, the period October 1, 2019 through October 31, 2019, and for the year ended September 30, 2019
Innovator Laddered Allocation Buffer ETF	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from February 8, 2022 (commencement of operations) through October 31, 2022
Innovator Buffer Step-Up Strategy ETF and Innovator Power Buffer Step-Up Strategy ETF	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from March 7, 2022 (commencement of operations) through October 31, 2022
Innovator Hedged TSLA Strategy ETF	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from July 25, 2022 (commencement of operations) through October 31, 2022
Innovator Uncapped Accelerated U.S. Equity ETF	For the year ended October 31, 2023	For the year ended October 31, 2023 and for the period from August 10, 2022 (commencement of operations) through October 31, 2022
Innovator Equity Managed Floor ETF	For the period from November 8, 2022 (commencement of operations) through October 31, 2023
Innovator Gradient Tactical Rotation Strategy ETF	For the period from November 16, 2022 (commencement of operations) through October 31, 2023

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INNOVATOR ETFs TRUST

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31,2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Innovator Capital Management, LLC’s investment companies since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

December 22, 2023

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INNOVATOR ETFs TRUST

Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(a) Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Mark Berg 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1971	Trustee	Since 2017	Founding Principal (2001-present), Chief Executive Officer (2019-present), President (2001-2019), Timothy Financial Counsel, Inc.	107	Tortazo, LLC (2018-present)
Joe Stowell 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1968	Trustee	Since 2017	Chief Operating Officer, Woodmen Valley Chapel (2015–present).	107	Board of Advisors, Westmont College (2016-2021).
Brian J. Wildman 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1963	Trustee	Since 2017	President, Timothy Financial Counsel, Inc. (2019–present); Executive Vice President, Consumer Banking (2016–2019), Chief Risk Officer (2013–2016), MB Financial Bank.	107	Missionary Furlough Homes, Inc. (2008–2022); MB Financial Bank (2003– 2019).

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INNOVATOR ETFs TRUST

Trustees and Officers (Unaudited) (Continued)

Interested Trustee & Officer
H. Bruce Bond (b) 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1963	Interested Trustee, President and Principal Executive Officer	Since 2017	Chief Executive Officer, Innovator Capital Management, LLC (2017–present).	107	None
Officers
John W. Southard, Jr. 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1969	Vice President, Secretary and Assistant Treasurer	Since 2017	Chief Investment Officer, Innovator Capital Management, LLC (2017–present); Director and Co–Founder, T2 Capital Management, LLC (2010–present).	107	Independent Trustee, ETF Managers Group, LLC (2012–2018)
Kathleen Meyer 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1964	Vice President, Treasurer and Principal Financial Accounting Officer	Since 2022	Chief Financial Officer, Innovator Capital Management, LLC (2018–present)	107	None
Kevin P. Hourihan 3 Canal Plaza 3rd Floor Portland, ME 04101 Year of Birth: 1978	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2023	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).	107	None

*	The Funds’ Trustees serve for an indefinite term until their resignation, death or removal. The Funds’ officers are elected annually by the Board and serve at the Board’s pleasure.

(a)	The Fund Complex includes the Funds, each series of Innovator ETFs Trust.
(b)	H. Bruce Bond is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1–877–386–3890.

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INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment
Management Agreement (Unaudited)

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FOLLOWING INNOVATOR FUNDS:

Innovator IBD® 50 ETF

Innovator IBD® Breakout Opportunities ETF

Innovator Deepwater Frontier Tech ETF

Innovator S&P Investment Grade Preferred ETF

Innovator Laddered Allocation Power Buffer ETF

Innovator Laddered Allocation Buffer ETF

Innovator Buffer Step-Up Strategy ETF

Innovator Power Buffer Step-Up Strategy ETF

Innovator Hedged TSLA Strategy ETF

Innovator Uncapped Accelerated U.S. Equity ETF

At a quarterly Board meeting held on June 16, 2023, the Trust’s Board considered approval of the Advisory Agreement with Innovator Capital Management, LLC (the “Adviser”), on behalf of the Innovator IBD® 50 ETF, Innovator IBD® Breakout Opportunities ETF, Innovator Deepwater Frontier Tech ETF, Innovator S&P Investment Grade Preferred ETF, Innovator Laddered Allocation Power Buffer ETF, Innovator Laddered Allocation Buffer ETF, Innovator Buffer Step-Up Strategy ETF, Innovator Power Buffer Step-Up Strategy ETF, Innovator Hedged TSLA Strategy ETF, and Innovator Uncapped Accelerated U.S. Equity ETF (the “Funds”), and the Sub-Advisory Agreements among the Trust, on behalf of the Funds, the Adviser, Penserra Capital Management LLC (“Penserra”), and Milliman Financial Risk Management LLC (“Milliman”)(collectively the “Sub–Advisers”), for an additional year term. The Board determined that the agreements were in the best interests of the Funds in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

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Board Considerations Regarding Approval of Investment
Management Agreement (Unaudited) (Continued)

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub-Advisers in advance of the meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser and the Sub-Advisers to the Funds (including the relevant personnel responsible for these services and their experience); the unitary fee rate or management fee rate payable by each Fund as compared to fees charged to peer groups of the Funds and as compared to fees charged to other clients of the Adviser and the Sub-Advisers, including other ETFs managed by the Adviser and the Sub-Advisers; the expenses of the Funds as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on the Adviser and the Sub- Advisers; any fall-out benefits accruing to the Adviser or the Sub-Advisers; and information on the Adviser’s and the Sub-Advisers’ compliance programs. The Independent Trustees also met separately with their Independent Counsel to discuss the information provided by the Adviser and the Sub-Advisers. The Board applied its business judgment to determine whether the arrangements between the Trust and the Adviser and among the Trust, the Adviser and the Sub-Advisers are reasonable business arrangements from each Fund’s perspective as well as from the perspective of each Fund’s shareholders.

In evaluating whether to approve the agreements, the Board applied its business judgment and considered the nature, extent and quality of the services provided by the Adviser and Sub–Advisers pursuant to the agreements. With respect to the investment management agreement, the Board considered that the Adviser is responsible for the overall management and administration of the Funds and reviewed all of the services provided by the Adviser to the Funds, including oversight of Penserra and Milliman, as well as the background and experience of the persons responsible for such services. The Board noted that the Adviser oversees Penserra’s and Milliman’s day-to-day management of each of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Adviser included an adequate program for monitoring the Adviser’s, Penserra’s, Milliman’s, and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective and policies. With respect to the sub-advisory agreements, the Board reviewed the materials provided by the Sub–Advisers and noted the background and experience of both Penserra’s and Milliman’s portfolio management teams and each Sub–Adviser’s investment style. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Funds by the Adviser, Penserra, and Milliman under the agreements were satisfactory.

The Board considered the historical investment performance of each of the Funds for the respective one, three and five-year periods ended March 31, 2023 including NAV, market and respective index returns.

The Board reviewed the annual tracking error (NAV return to index return) for each of the applicable Funds that track an index.

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INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment
Management Agreement (Unaudited) (Continued)

The Adviser noted that index tracking error may be most impacted by index methodologies which rebalance frequently, and many indexes rebalance their constituents annually or quarterly, whereas, notably, FFTY rebalances weekly. The Adviser further explained that more frequent rebalancing activity may generally result in greater tracking error of the ETF to an index, as portfolio turnover may take greater time for managing execution and price sensitivity. It was further noted that frequent rebalances also increase trading costs, including in connection with custom baskets, and cash drag may be amplified as compared to the index performance.

The Adviser explained that these factors which may contribute to higher tracking error may also apply to LOUP, which includes international holdings for its technology exposure. The Adviser noted that in those instances where selecting an ADR over direct listed exposures from harder-to-access markets may demonstrate divergence in performance, and as an optimized portfolio LOUP may also be more sensitive to diverge from the underlying index when excluding one position in favor of another. In addition, it was noted that ETFs which hold preferred securities, such as EPRF, tend to have slightly larger tracking error.

The Board considered the unitary fee rate or management fee rate, as applicable, paid by each Fund under the investment management agreement for the services provided.

The Board noted that except for the Innovator IBD 50® ETF, the Adviser is responsible for the Funds’ expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the investment management agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, and extraordinary expenses. The Board received and reviewed information for the Funds showing the advisory fee rates and expense ratios of the funds comprising of each Fund’s peer group, as well as advisory fee rates charged by the Adviser, Penserra, and Milliman to other funds (including ETFs) and non-fund clients, as applicable.

In light of the information considered and the nature, extent and quality of the services provided to the Funds under the agreements, the Board determined that the unitary fee or management fee for each of the Funds, including the fee rate to be paid by the Adviser to the Sub–Advisers from the unitary fee or management fee, was fair.

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INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment
Management Agreement (Unaudited) (Continued)

The Board noted that the respective unitary fee or management fee for each of the Funds was structured to pass the benefits of any economies of scale on to shareholders as the respective Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the respective Fund would benefit the Adviser, Penserra, and Milliman, but that the unitary fee and management fee structure provides a level of certainty in expenses for each of the Funds. The Board noted that the Adviser is continuing to invest in personnel and infrastructure for the Innovator fund complex.

The Board noted that costs associated with higher-than-industry average index license fees, the construction and execution of index methodology, and the necessary cost for an experienced sub-adviser also impact the costs of offering the Funds.

The Board reviewed profitability information in connection with the Funds.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Adviser, Penserra, and Milliman. The Board concluded that the character and amount of potential fall-out benefits to the Adviser, Penserra, and Milliman were consistent with the types of benefits generally derived by investment managers and sub-advisers to funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the agreements are fair and that the approval of the agreements is in the best interests of the Funds. No single factor was determinative in the Board’s analysis, and individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

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INNOVATOR ETFs TRUST

Additional Information (Unaudited)

1.	INFORMATION ABOUT PROSPECTUS

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the respective Fund. Please read the Prospectus carefully before investing. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, or by calling toll free at 1–800–208–5212 or visiting www.innovatoretfs.com.

2.	PROXY VOTING POLICIES AND PROCEDURES

The Trust’s Proxy Voting Policies and Procedures are available without charge, upon request, by calling 1–877–386–3890 and on the SEC’s website at www.sec.gov.  Information relating to how each Fund voted proxies relating to portfolio securities held during each year ended June 30 is also available on the SEC’S website at www.sec.gov.

3.	INFORMATION ABOUT PORTFOLIO SECURITIES

Each Funds’ complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N–Q or Part F of Form N–PORT (beginning with filings after March 31, 2020). The Trust’s Form N–Q or Part F of Form
N–PORT is available without charge, upon request, by calling 1–877–386–3890, or on the SEC’s website at www.sec.gov. The Trust’s Form N–Q or Part F of Form N–PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1–800–SEC–0330.

4.	HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, the Trust delivers one copy of an annual/semi–annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address (householding).  If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1–877–FUND890 (877–386–3890) to change the status of your existing account.  You may change your status at any time.

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INNOVATOR ETFs TRUST

Additional Information (Unaudited) (Continued)

5.	ELECTRONIC DELIVERY OF SHAREHOLDER DOCUMENTS

You may choose to receive a Fund’s prospectus and annual and semi–annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e–mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial adviser.

6.	TAX NOTICE

For the fiscal year or period ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The following table lists the percentages of dividend income distributed for the year or period ended October 31, 2023, that were designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 and qualify for the corporate dividends received deduction, respectively:

	% of Dividend Income Distributed
Fund	Qualified Dividend Income	Corporate Dividends Received Deduction
FFTY	60.94%	13.87%
BOUT	36.15	40.62
LOUP	0.00	0.00
EPRF	71.91	70.55
BUFF	0.00	0.00
BUFB	0.00	0.00
BSTP	0.00	0.00
PSTP	0.00	0.00
TSLH	0.00	0.00
XUSP	0.00	0.00
SFLR	100.00	100.00
IGTR	100.00	100.00

For the taxable year ended October 31, 2023, the Funds didn’t pay any ordinary income distributions that were designated as short–term capital gain distributions under Internal Revenue Section 871(k)2(c).

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INNOVATOR ETFs TRUST

Additional Information (Unaudited) (Continued)

7.	LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Innovator ETFs Trust (“Trust”), on behalf of each of its series (each a “Fund” and, collectively, the “Funds”), has established a liquidity risk management program to govern the Funds’ approach to managing liquidity risk (the “Program”). The Program is overseen by the Trust’s Valuation Committee as the Program Administrator, a committee comprised of representatives of the Trust’s investment adviser, Innovator Capital Management LLC and representatives of Milliman Financial Risk Management LLC, the sub-adviser for certain of the Funds (the “Committee”). The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to administer the Program.

The Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the periodic classification and re-classification of certain Funds’ investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on September 11, 2023, the Trustees received a written report from the Committee regarding the design and operational effectiveness of the Program which has been in operation since September 2019. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Committee also noted no Fund has filed a Form N-LIQUID with the SEC.

148

INVESTMENT ADVISOR

Innovator Capital Management, LLC

109 North Hale Street

Wheaton, IL 60187

INVESTMENT SUB-ADVISORS
Penserra Capital Management, LLC	Milliman Financial Risk Management, LLC
4 Orinda Way, Suite 100-A	71 South Wacker Drive, 31st Floor
Orinda, CA 94563	Chicago, IL 60606

Gradient Investments, LLC	Parametric Portfolio Associates
4105 Lexington Avenue North	3600 Minnesota Drive, Unit 325
Arden Hills, MN 55126	Minneapolis, MN 55435

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

CUSTODIAN

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

LEGAL COUNSEL

Chapman and Cutler LLP

320 South Canal Street, 27th Floor

Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

Annual Report

INNOVATOR INTERNATIONAL DEVELOPED DEFINED OUTCOME ETFS
INNOVATOR EMERGING MARKETS DEFINED OUTCOME ETFS
INNOVATOR GROWTH-100 DEFINED OUTCOME ETFS
INNOVATOR U.S. SMALL CAP DEFINED OUTCOME ETFS
INNOVATOR TREASURY BOND DEFINED OUTCOME ETFS
INNOVATOR STACKER DEFINED OUTCOME ETFS
INNOVATOR ACCELERATED DEFINED OUTCOME ETFS

October 31, 2023
Innovator ETFs Trust

Letter to Shareholders	3
Fund Performance	5
Expense Example	101
Schedules of Investments	104
Statements of Assets and Liabilities	190
Statements of Operations	212
Statements of Changes in Net Assets	234
Financial Highlights	256
Notes to Financial Statements	278
Report of Independent Registered Public Accounting Firm	310
Trustees and Officers	316
Board Considerations Regarding Approval of Investment Management	318
Additional Information	325

Letter to Shareholders (Unaudited)

Dear Valued Shareholders,

The 12-month period ending October 31, 2023 played out differently than many had anticipated. The S&P 500 climbed nearly 20% during the first nine months, only to fall 11% during the last three months. The recession that many expected to come never manifested, but signs of its approach began to take form.

In its fight against inflation, the Federal Reserve continued the tightening cycle it had begun earlier in 2022. In addition to increasing the Fed Funds rate 2.25 percentage points, it also reduced the size of its balance sheet by more than $800 billion over the period. These efforts appeared to pay off, as inflation fell from 7.7% at the start of the period to 3.2% by the end of it. Whether or not the Fed will be able to get inflation back down to its 2% target without also triggering a recession remains to be seen.

Equity market volatility trended lower over the period as investors grew increasingly confident that the Fed was moving closer to the end of its hawkish posture. Over the period, five stocks accounted for more than 75% of the S&P 500’s 10.1% return, hinting at the risks of such a broad index being dominated by so few constituents.

In the face of equity market uncertainty and bond market volatility, investors continued to look for ways to maintain exposure to the market’s upside potential while also seeking to mitigate downside risk. During the period, Innovator brought 20 new ETFs to market, including the first Defined Income and Defined Protection ETFs. Strong inflows contributed to a 60% increase in our assets under management. In August, we marked the five-year anniversary of the launch of the world’s first Defined Outcome ETFs. Today, with close to 100 Defined Outcome ETFs, we offer the industry’s largest and widest ranging lineup and we have no intention of slowing down.

On behalf of the team at Innovator, thank you for the confidence and trust you’ve place in us and our products over the past year. We are eager to continue working with you in the months ahead and wish you all the best in the coming year.

Bruce Bond,

CEO

3

Letter to Shareholders (Unaudited) (Continued)

Market data sourced from Bloomberg LP

The views in this report were those of the Fund’s CEO as of October 31, 2023 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

The Funds have characteristics unlike many other traditional investment products and may not be suitable for all investors. For more information regarding whether an investment in the Fund is right for you, please see Investor Suitability" in the prospectus.

Investing involves risks. Loss of principal is possible.

The Funds' investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus and summary prospectus contains this and other important information, and it may be obtained at innovatoretfs.com. Read it carefully before investing.

Innovator ETFs are distributed by Foreside Fund Services, LLC.

4

Fund Performance Overview (Unaudited)

The performance overview below applies to the following funds:

●	Innovator Emerging Markets Power Buffer ETF – January
●	Innovator Emerging Markets Power Buffer ETF – April
●	Innovator Emerging Markets Power Buffer ETF – July
●	Innovator Emerging Markets Power Buffer ETF – October

The Fund seeks to match the price returns of the iShares MSCI Emerging Markets ETF (EEM) up to a stated upside Cap, while limiting downside losses to EEM by the amount of its stated Buffer over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the MSCI Emerging Markets Index is down, the risk mitigation attributes of the stated Buffer provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the MSCI Emerging Markets Index. Alternatively, in markets where the MSCI Emerging Markets Index is appreciating, the risk mitigation attributes of the Buffer may limit the upside performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Buffer will also cause the Fund to experience different returns than EEM.

The year ending October 31st, 2023 saw moderate growth from the MSCI Emerging Markets Index, driven by strong performance through Q4 2022 and January 2023 as EM economies benefited from the prospect of deglobalization. However, rising interest rates in the US throughout 2023 delivered a shock to EM debt, increasing borrowing costs and presenting a headwind to economic growth.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

5

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator International Developed Power Buffer ETF – January
●	Innovator International Developed Power Buffer ETF – April
●	Innovator International Developed Power Buffer ETF – July
●	Innovator International Developed Power Buffer ETF – September
●	Innovator International Developed Power Buffer ETF – October

The Fund seeks to match the price returns of the iShares MSCI EAFE ETF (EFA) up to a stated upside Cap, while limiting downside losses to EFA by the amount of its stated Buffer over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the MSCI EAFE Index is down, the risk mitigation attributes of the stated Buffer provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the MSCI EAFE Index. Alternatively, in markets where the MSCI EAFE Index is appreciating, the risk mitigation attributes of the Buffer may limit the upside performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Buffer will also cause the Fund to experience different returns than EFA.

The MSCI EAFE Index delivered strong performance over the year ending October 31st, 2023. Performance was especially strong over the first three quarters, driven in part by a weaker U.S. dollar. As borrowing costs rose and expectations shifted toward higher for longer interest rates in Q3 2023, international developed economies posted losses as investors repositioned for potential macroeconomic headwinds.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

6

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator 20+ Year Treasury Bond 9 Buffer ETF – July

The Fund seeks to match the price returns of the iShares 20+ Year U.S. Treasury ETF (TLT) up to a stated upside Cap, while limiting downside losses to TLT by the amount of its stated Buffer over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the I.C.E US Treasury 20+ Year Index is down, the risk mitigation attributes of the stated Buffer provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the I.C.E US Treasury 20+ Year Index. Alternatively, in markets where the I.C.E US Treasury 20+ Year Index is appreciating, the risk mitigation attributes of the Buffer may limit the upside performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Buffer will also cause the Fund to experience different returns than TLT.

The year ending October 31st, 2023 was difficult for 20+ Year Treasuries given the restrictive macroeconomic environment. Longer dated fixed income instruments carry the most interest rate risk – and as the Fed continued to hike rates, 20+ Year Treasuries posted further price losses.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

7

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator 20+ Year Treasury Bond 5 Floor ETF – Quarterly

The Fund seeks to match the price returns of the iShares 20+ Year U.S. Treasury ETF (TLT) up to a stated upside Cap, while limiting downside losses to TLT by the amount of its stated Floor over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the I.C.E US Treasury 20+ Year Index is down, the risk mitigation attributes of the stated Floor provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the I.C.E US Treasury 20+ Year Index. Alternatively, in markets where the I.C.E US Treasury 20+ Year Index is appreciating, the risk mitigation attributes of the Floor may limit the upside performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Floor will also cause the Fund to experience different returns than TLT.

The year ending October 31st, 2023 was difficult for 20+ Year Treasuries given the restrictive macroeconomic environment. Longer dated fixed income instruments carry the most interest rate risk – and as the Fed continued to hike rates, 20+ Year Treasuries posted further price losses.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

8

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator Defined Wealth Shield ETF
●	Innovator Equity Defined Protection ETF – 2 Yr to July 2025

The Fund seeks to match the price returns of the SPDR S&P 500 ETF Trust (SPY) up to a stated upside Cap, while limiting downside losses to SPY by the amount of its stated Buffer over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the S&P 500 Index is down, the risk mitigation attributes of the stated Buffer provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the S&P 500 Index. Alternatively, in markets where the S&P 500 Index is appreciating, the risk mitigation attributes of the Buffer may limit the upside performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Buffer will also cause the Fund to experience different returns than SPY.

The S&P 500 Index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

9

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator Double Stacker ETF – January
●	Innovator Triple Stacker ETF – January

The Fund seeks to match the price returns of the SPDR S&P 500 ETF Trust (SPY), plus any positive returns of one or two additional benchmark ETFs, up to a stated upside Cap, over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the S&P 500 Index is down, the Fund will generally provide similar losses to the S&P 500 Index plus any benchmark ETF gains at the end of the Outcome Period, subject to the Cap. Alternatively, in markets where the S&P 500 Index or the benchmark ETFs are appreciating, the Fund seeks to provide returns of SPY plus benchmark ETF gains, limited by the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Buffer will also cause the Fund to experience different returns than SPY and the benchmark ETFs.

The S&P 500 Index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

10

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following fund:

●	Innovator Double Stacker 9 Buffer ETF – January

The Fund seeks to match the price returns of the SPDR S&P 500 ETF Trust (SPY), plus any positive returns of one or two additional benchmark ETFs, up to a stated upside Cap while limiting downside losses to SPY by the amount of its stated Buffer over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the S&P 500 Index is down, the risk mitigation attributes of the stated Buffer provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the S&P 500 Index. Alternatively, in markets where the S&P 500 Index or the benchmark ETFs are appreciating, the risk mitigation attributes of the Buffer may limit the upside performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Buffer will also cause the Fund to experience different returns than SPY and the benchmark ETFs.

The S&P 500 Index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

11

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator Growth-100 Power Buffer ETF – January
●	Innovator Growth-100 Power Buffer ETF – April
●	Innovator Growth-100 Power Buffer ETF – July
●	Innovator Growth-100 Power Buffer ETF – October

The Fund seeks to match the price returns of the Invesco QQQ Trust (QQQ) up to a stated upside Cap, while limiting downside losses to QQQ by the amount of its stated Buffer over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the Nasdaq-100 Index is down, the risk mitigation attributes of the stated Buffer provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the Nasdaq-100 Index. Alternatively, in markets where the Nasdaq-100 Index is appreciating, the risk mitigation attributes of the Buffer may limit the upside performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Buffer will also cause the Fund to experience different returns than QQQ.

The Nasdaq-100 Index posted strong positive performance over the year ending October 31st, 2023 as the technology industry continued to deliver strong earnings despite higher interest rates. With the Fed reaching the end of its hiking cycle, investor excitement about more accommodative monetary policy in the future delivered further tailwinds to the index which is highly concentrated in Magnificent 7 companies.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

12

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator U.S. Small Cap Power Buffer ETF – January
●	Innovator U.S. Small Cap Power Buffer ETF – April
●	Innovator U.S. Small Cap Power Buffer ETF – July
●	Innovator U.S. Small Cap Power Buffer ETF – October

The Fund seeks to match the price returns of the iShares Russell 2000 ETF (IWM) up to a stated upside Cap, while limiting downside losses to IWM by the amount of its stated Buffer over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the Russell 2000 Index is down, the risk mitigation attributes of the stated Buffer provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the Russell 2000 Index. Alternatively, in markets where the Russell 2000 Index is appreciating, the risk mitigation attributes of the Buffer may limit the upside performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Buffer will also cause the Fund to experience different returns than IWM.

The Russell 2000 Index posted sluggish growth over the year ending October 31st, 2023. Small cap companies, which tend to be more vulnerable to monetary policy actions, delivered mixed results as companies digested the costs of higher interest rates.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

13

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator U.S. Equity Accelerated ETF – January
●	Innovator U.S. Equity Accelerated ETF – April
●	Innovator U.S. Equity Accelerated ETF – July
●	Innovator U.S. Equity Accelerated ETF – October
●	Innovator U.S. Equity Accelerated Plus ETF – January
●	Innovator U.S. Equity Accelerated Plus ETF – April
●	Innovator U.S. Equity Accelerated Plus ETF – July
●	Innovator U.S. Equity Accelerated Plus ETF – October
●	Innovator U.S. Equity Accelerated ETF – Quarterly

The Funds seek to provide accelerated returns of the SPDR S&P 500 ETF Trust (SPY) up to a stated Cap over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the S&P 500 Index is down, the Fund will generally provide similar losses to the S&P 500 Index at the end of the Outcome Period. Alternatively, in markets where the S&P 500 Index is appreciating, the Funds seek to provide accelerated returns of SPY, limited by the Fund’s Cap, which limits the amount of potential accelerated Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap may also cause the Fund to experience different returns than SPY.

The S&P 500 index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

14

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator U.S. Equity Accelerated 9 Buffer ETF – January
●	Innovator U.S. Equity Accelerated 9 Buffer ETF – April
●	Innovator U.S. Equity Accelerated 9 Buffer ETF – July
●	Innovator U.S. Equity Accelerated 9 Buffer ETF – October

The Funds seek to provide accelerated returns of the SPDR S&P 500 ETF Trust (SPY) up to a stated Cap, while limiting downside losses to SPY by the amount of its stated Buffer over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the S&P 500 Index is down, the risk mitigation attributes of the stated Buffer provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the S&P 500 Index. Alternatively, in markets where the S&P 500 Index is appreciating, the risk mitigation attributes of the Buffer may limit the upside accelerated performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap and the Buffer will also cause the Fund to experience different returns than SPY.

The S&P 500 index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

15

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator Growth Accelerated Plus ETF – January
●	Innovator Growth Accelerated Plus ETF – April
●	Innovator Growth Accelerated Plus ETF – July
●	Innovator Growth Accelerated Plus ETF – October
●	Innovator Growth Accelerated ETF – Quarterly

The Funds seek to provide accelerated returns of the Invesco QQQ Trust (QQQ) up to a stated Cap over the course of the Outcome Period. Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the Nasdaq-100 Index is down, the Fund will generally provide similar losses to the Nasdaq-100 Index at the end of the Outcome Period. Alternatively, in markets where the Nasdaq-100 Index is appreciating, the Funds seek to provide accelerated returns of QQQ, limited by the Fund’s Cap, which limits the amount of potential accelerated Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period. The effect of the Cap may also cause the Fund to experience different returns than QQQ.

The Nasdaq-100 Index posted strong positive performance over the year ending October 31st, 2023 as the technology industry continued to deliver strong earnings despite higher interest rates. With the Fed reaching the end of its hiking cycle, investor excitement about more accommodative monetary policy in the future delivered further tailwinds to the index which is highly concentrated in Magnificent 7 companies.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

16

INNOVATOR EMERGING MARKETS POWER BUFFER ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Emerging Markets Power Buffer ETF - January from its inception (December 31, 2019) to October 31, 2023 as compared with the MSCI Emerging Markets Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator Emerging Markets Power Buffer ETF - January
NAV Return	9.50%	-0.43%	0.11%
Market Return	9.49%	-0.41%	0.08%
MSCI Emerging Markets Index - Price Return	7.90%	-6.05%	-5.01%
MSCI Emerging Markets Index - Total Return	10.80%	-3.67%	-2.66%

(a) Inception date is December 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.89%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

17

INNOVATOR EMERGING MARKETS POWER BUFFER ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and MSCI Emerging Markets Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the MSCI Emerging Markets Index - Price Return do not include the reinvestment of dividends, if any.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/EJAN.

18

INNOVATOR EMERGING MARKETS POWER BUFFER ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Emerging Markets Power Buffer ETF - April from its inception (March 31, 2021) to October 31, 2023 as compared with the MSCI Emerging Markets Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Emerging Markets Power Buffer ETF - April
NAV Return	9.84%	-2.09%
Market Return	10.32%	-2.04%
MSCI Emerging Markets Index - Price Return	7.90%	-13.11%
MSCI Emerging Markets Index - Total Return	10.80%	-10.75%

(a) Inception date is March 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.89%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

19

INNOVATOR EMERGING MARKETS POWER BUFFER ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and MSCI Emerging Markets Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the MSCI Emerging Markets Index - Price Return do not include the reinvestment of dividends, if any.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/EAPR.

20

INNOVATOR EMERGING MARKETS POWER BUFFER ETF - JULY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Emerging Markets Power Buffer ETF - July from its inception (June 28, 2019) to October 31, 2023 as compared with the MSCI Emerging Markets Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator Emerging Markets Power Buffer ETF - July
NAV Return	4.12%	-4.79%	-2.91%
Market Return	4.11%	-4.66%	-2.93%
MSCI Emerging Markets Index - Price Return	7.90%	-6.05%	-3.22%
MSCI Emerging Markets Index - Total Return	10.80%	-3.67%	-0.80%

(a) Inception date is June 28, 2019.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.89%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

21

INNOVATOR EMERGING MARKETS POWER BUFFER ETF - JULY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and MSCI Emerging Markets Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the MSCI Emerging Markets Index – Price Return do not include the reinvestment of dividends, if any.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/EJUL.

22

INNOVATOR EMERGING MARKETS POWER BUFFER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Emerging Markets Power Buffer ETF - October from its inception (September 30, 2021) to October 31, 2023 as compared with the MSCI Emerging Markets Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Emerging Markets Power Buffer ETF - October
NAV Return	7.24%	-5.96%
Market Return	7.29%	-5.79%
MSCI Emerging Markets Index - Price Return	7.90%	-13.99%
MSCI Emerging Markets Index - Total Return	10.80%	-11.69%

(a) Inception date is September 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.89%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

23

INNOVATOR EMERGING MARKETS POWER BUFFER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and MSCI Emerging Markets Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the MSCI Emerging Markets Index - Price Return do not include the reinvestment of dividends, if any.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/EOCT.

24

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator International Developed Power Buffer ETF - January from its inception (December 31, 2019) to October 31, 2023 as compared with the MSCI EAFE Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator International Developed Power Buffer ETF - January
NAV Return	12.54%	4.42%	2.76%
Market Return	12.28%	4.66%	2.74%
MSCI EAFE Index - Price Return	11.31%	3.05%	-1.16%
MSCI EAFE Index - Total Return	14.40%	5.73%	1.39%

(a) Inception date is December 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.85%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

25

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and MSCI EAFE Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the MSCI EAFE Index - Price Return do not include the reinvestment of dividends, if any.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/IJAN.

26

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator International Developed Power Buffer ETF - April from its inception (March 31, 2021) to October 31, 2023 as compared with the MSCI EAFE Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator International Developed Power Buffer ETF - April
NAV Return	6.10%	-1.68%
Market Return	5.78%	-1.72%
MSCI EAFE Index - Price Return	11.31%	-4.74%
MSCI EAFE Index - Total Return	14.40%	-2.16%

(a) Inception date is March 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.85%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

27

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and MSCI EAFE Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the MSCI EAFE Index - Price Return do not include the reinvestment of dividends, if any.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/IAPR.

28

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - JULY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator International Developed Power Buffer ETF - July from its inception (June 28, 2019) to October 31, 2023 as compared with the MSCI EAFE Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator International Developed Power Buffer ETF - July
NAV Return	13.47%	3.30%	2.18%
Market Return	13.50%	3.49%	2.18%
MSCI EAFE Index - Price Return	11.31%	3.05%	0.31%
MSCI EAFE Index - Total Return	14.40%	5.73%	2.82%

(a) Inception date is June 28, 2019.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.85%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

29

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - JULY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and MSCI EAFE Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the MSCI EAFE Index – Price Return do not include the reinvestment of dividends, if any.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/IJUL.

30

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - SEPTEMBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the International Developed Power Buffer ETF – September from its inception (August 31, 2023) to October 31, 2023 as compared with the MSCI EAFE Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator International Developed Power Buffer ETF - September
NAV Return	-3.76%
Market Return	-3.74%
MSCI EAFE Index - Price Return	-7.64%
MSCI EAFE Index - Total Return	-7.33%

(a) Inception date is August 31, 2023.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.85%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

31

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - SEPTEMBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and MSCI EAFE Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the MSCI EAFE Index – Price Return do not include the reinvestment of dividends, if any.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/ISEP.

32

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator International Developed Power Buffer ETF - October from its inception (September 30, 2021) to October 31, 2023 as compared with the MSCI EAFE Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator International Developed Power Buffer ETF - October
NAV Return	16.07%	1.52%
Market Return	15.57%	1.41%
MSCI EAFE Index - Price Return	11.31%	-7.30%
MSCI EAFE Index - Total Return	14.40%	-4.80%

(a) Inception date is September 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.85%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

33

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and MSCI EAFE Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the MSCI EAFE Index - Price Return do not include the reinvestment of dividends, if any.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/IOCT.

34

INNOVATOR 20+ YEAR TREASURY BOND 9 BUFFER ETF – JULY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator 20+ Year Treasury Bond 9 Buffer ETF - July from its inception (August 17, 2020) to October 31, 2023 as compared with the ICE U.S. Treasury 20+ Year Index - Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator 20+ Year Treasury Bond 9 Buffer ETF - July
NAV Return	-4.64%	-9.88%	-9.90%
Market Return	-4.41%	-9.98%	-9.96%
ICE U.S. Treasury 20+ Year Index - Total Return	-9.93%	-17.34%	-17.15%

(a) Inception date is August 17, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

35

INNOVATOR 20+ YEAR TREASURY BOND 9 BUFFER ETF – JULY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and ICE U.S. Treasury 20+ Year Index - Total Return include the reinvestment of all dividends, if any.

The ICE U.S. Treasury 20+ Year Bond Index is market value weighted and is designed to include U.S. dollar denominated, fixed rate U.S. Treasury market securities with minimum term to maturity greater than or equal to twenty years.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/TBJL.

36

INNOVATOR 20+ YEAR TREASURY BOND 5 FLOOR ETF – QUARTERLY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly from its inception (August 17, 2020) to October 31, 2023 as compared with the ICE U.S. Treasury 20+ Year Index - Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly
NAV Return	-6.01%	-8.59%	-8.58%
Market Return	-5.32%	-8.52%	-8.48%
ICE U.S. Treasury 20+ Year Index - Total Return	-9.93%	-17.34%	-17.15%

(a) Inception date is August 17, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

37

INNOVATOR 20+ YEAR TREASURY BOND 5 FLOOR ETF – QUARTERLY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and ICE U.S. Treasury 20+ Year Index - Total Return include the reinvestment of all dividends, if any.

The ICE U.S. Treasury 20+ Year Bond Index is market value weighted and is designed to include U.S. dollar denominated, fixed rate U.S. Treasury market securities with minimum term to maturity greater than or equal to twenty years.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/TFJL.

38

INNOVATOR DEFINED WEALTH SHIELD ETF

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Defined Wealth Shield ETF from its inception (June 30, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Defined Wealth Shield ETF
NAV Return	6.17%	3.41%
Market Return	6.23%	3.40%
S&P 500® Index - Price Return	8.31%	-1.04%
S&P 500® Index - Total Return	10.14%	0.52%

(a) Inception date is June 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.69%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

39

INNOVATOR DEFINED WEALTH SHIELD ETF

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BALT.

40

INNOVATOR DOUBLE STACKER ETF – JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Double Stacker ETF - January from its inception (December 31, 2020) to October 31, 2023 as compared with the S&P 500® Index - Total Return, S&P 500® Index - Price Return and NASDAQ-100 Index - Price Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Double Stacker ETF - January
NAV Return	17.88%	4.20%
Market Return	17.86%	4.19%
NASDAQ-100 Index - Price Return	26.34%	4.02%
S&P 500® Index - Price Return	8.31%	3.97%
S&P 500® Index - Total Return	10.14%	5.59%

(a) Inception date is December 31, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

41

INNOVATOR DOUBLE STACKER ETF – JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return and NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/DSJA.

42

INNOVATOR TRIPLE STACKER ETF – JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Triple Stacker ETF - January from its inception (December 31, 2020) to October 31, 2023 as compared with the S&P 500® Index - Total Return, S&P 500® Index - Price Return, NASDAQ-100 Index - Price Return and Russell 2000 Index - Price Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Triple Stacker ETF - January
NAV Return	11.60%	1.80%
Market Return	11.50%	1.79%
NASDAQ-100 Index - Price Return	26.34%	4.02%
Russell 2000 Index - Price Return	-9.99%	-5.90%
S&P 500® Index - Price Return	8.31%	3.97%
S&P 500® Index - Total Return	10.14%	5.59%

(a) Inception date is December 31, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

43

INNOVATOR TRIPLE STACKER ETF – JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return, NASDAQ 100 Index - Price Return and Russell 2000 Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000 Index. The Russell 2000 Price Index measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000 Price Index is a subset of the Russell 3000 Index, which measures the performance of the broad U.S. equity market, as defined by FTSE Russell.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/TSJA.

44

INNOVATOR DOUBLE STACKER 9 BUFFER ETF – JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Double Stacker 9 Buffer ETF - January from its inception (December 31, 2020) to October 31, 2023 as compared with the S&P 500® Index - Total Return, S&P 500® Index - Price Return and NASDAQ-100 Index - Price Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Double Stacker 9 Buffer ETF - January
NAV Return	13.83%	4.36%
Market Return	13.74%	4.28%
NASDAQ-100 Index - Price Return	26.34%	4.02%
S&P 500® Index - Price Return	8.31%	3.97%
S&P 500® Index - Total Return	10.14%	5.59%

(a) Inception date is December 31, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

45

INNOVATOR DOUBLE STACKER 9 BUFFER ETF – JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return and NASDAQ 100 Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/DBJA.

46

INNOVATOR GROWTH-100 POWER BUFFER ETF – JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Growth-100 Power Buffer ETF - January from its inception (December 31, 2019) to October 31, 2023 as compared with the NASDAQ-100 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator Growth-100 Power Buffer ETF - January
NAV Return	14.79%	2.96%	4.17%
Market Return	14.83%	3.00%	4.15%
NASDAQ-100 Index - Price Return	26.34%	9.24%	13.95%
NASDAQ-100 Index - Total Return	27.45%	10.12%	14.88%

(a) Inception date is December 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

47

INNOVATOR GROWTH-100 POWER BUFFER ETF – JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and NASDAQ-100 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/NJAN.

48

INNOVATOR GROWTH-100 POWER BUFFER ETF – APRIL

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Growth-100 Power Buffer ETF - April from its inception (March 31, 2020) to October 31, 2023 as compared with the NASDAQ-100 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator Growth-100 Power Buffer ETF - April
NAV Return	20.33%	6.10%	8.37%
Market Return	20.81%	6.12%	8.34%
NASDAQ-100 Index - Price Return	26.34%	9.24%	18.61%
NASDAQ-100 Index - Total Return	27.45%	10.12%	19.56%

(a) Inception date is March 31, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

49

INNOVATOR GROWTH-100 POWER BUFFER ETF – APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and NASDAQ-100 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/NAPR.

50

INNOVATOR GROWTH-100 POWER BUFFER ETF – JULY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Growth-100 Power Buffer ETF - July from its inception (June 30, 2020) to October 31, 2023 as compared with the NASDAQ-100 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator Growth-100 Power Buffer ETF - July
NAV Return	16.77%	5.98%	6.58%
Market Return	16.87%	6.23%	6.66%
NASDAQ-100 Index - Price Return	26.34%	9.24%	11.05%
NASDAQ-100 Index - Total Return	27.45%	10.12%	11.92%

(a) Inception date is June 30, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

51

INNOVATOR GROWTH-100 POWER BUFFER ETF – JULY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and NASDAQ-100 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/NJUL.

52

INNOVATOR GROWTH-100 POWER BUFFER ETF – OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Growth-100 Power Buffer ETF - October from its inception (September 30, 2019) to October 31, 2023 as compared with the NASDAQ-100 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator Growth-100 Power Buffer ETF - October
NAV Return	19.41%	7.91%	8.07%
Market Return	19.30%	8.18%	8.13%
NASDAQ-100 Index - Price Return	26.34%	9.24%	16.40%
NASDAQ-100 Index - Total Return	27.45%	10.12%	17.36%

(a) Inception date is September 30, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

53

INNOVATOR GROWTH-100 POWER BUFFER ETF – OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and NASDAQ-100 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/NOCT.

54

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF – JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Small Cap Power Buffer ETF - January from its inception (December 31, 2019) to October 31, 2023 as compared with the Russell 2000 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Small Cap Power Buffer ETF - January
NAV Return	-2.28%	4.17%	2.72%
Market Return	-2.40%	4.22%	2.69%
Russell 2000 Index - Price Return	-9.99%	2.61%	-0.10%
Russell 2000 Index - Total Return	-8.56%	3.95%	1.21%

(a) Inception date is December 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

55

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF – JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and Russell 2000 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the Russell 2000 Index - Price Return do not include the reinvestment of dividends, if any.

The Russell 2000 Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000 Index. The Russell 2000 Price Index measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000 Price Index is a subset of the Russell 3000 Index, which measures the performance of the broad U.S. equity market, as defined by FTSE Russell.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/KJAN.

56

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF – APRIL

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Small Cap Power Buffer ETF - April from its inception (March 31, 2020) to October 31, 2023 as compared with the Russell 2000 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Small Cap Power Buffer ETF - April
NAV Return	0.93%	-0.31%	3.14%
Market Return	0.85%	-0.32%	3.14%
Russell 2000 Index - Price Return	-9.99%	2.61%	10.74%
Russell 2000 Index - Total Return	-8.56%	3.95%	12.16%

(a) Inception date is March 31, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

57

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF – APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and Russell 2000 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the Russell 2000 Index - Price Return do not include the reinvestment of dividends, if any.

The Russell 2000 Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000 Index. The Russell 2000 Price Index measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000 Price Index is a subset of the Russell 3000 Index, which measures the performance of the broad U.S. equity market, as defined by FTSE Russell.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/KAPR.

58

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF – JULY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Small Cap Power Buffer ETF - July from its inception (June 30, 2020) to October 31, 2023 as compared with the Russell 2000 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Small Cap Power Buffer ETF - July
NAV Return	-1.45%	0.29%	1.35%
Market Return	-1.47%	0.20%	1.30%
Russell 2000 Index - Price Return	-9.99%	2.61%	4.37%
Russell 2000 Index - Total Return	-8.56%	3.95%	5.70%

(a) Inception date is June 30, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

59

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF – JULY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and Russell 2000 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the Russell 2000 Index - Price Return do not include the reinvestment of dividends, if any.

The Russell 2000 Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000 Index. The Russell 2000 Price Index measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000 Price Index is a subset of the Russell 3000 Index, which measures the performance of the broad U.S. equity market, as defined by FTSE Russell.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/KJUL.

60

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF – OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Small Cap Power Buffer ETF - October from its inception (September 30, 2019) to October 31, 2023 as compared with the Russell 2000 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Small Cap Power Buffer ETF - October
NAV Return	-2.77%	0.80%	0.48%
Market Return	-2.74%	0.79%	0.52%
Russell 2000 Index - Price Return	-9.99%	2.61%	2.16%
Russell 2000 Index - Total Return	-8.56%	3.95%	3.51%

(a) Inception date is September 30, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

61

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF – OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and Russell 2000 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the Russell 2000 Index - Price Return do not include the reinvestment of dividends, if any.

The Russell 2000 Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000 Index. The Russell 2000 Price Index measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000 Price Index is a subset of the Russell 3000 Index, which measures the performance of the broad U.S. equity market, as defined by FTSE Russell.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/KOCT.

62

INNOVATOR U.S. EQUITY ACCELERATED ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated ETF - January from its inception (December 31, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated ETF - January
NAV Return	14.97%	-4.20%
Market Return	14.98%	-4.23%
S&P 500® Index - Price Return	8.31%	-6.74%
S&P 500® Index - Total Return	10.14%	-5.22%

(a) Inception date is December 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

63

INNOVATOR U.S. EQUITY ACCELERATED ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XDJA.

64

INNOVATOR U.S. EQUITY ACCELERATED ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated ETF - April from its inception (March 31, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated ETF - April
NAV Return	11.01%	3.59%
Market Return	11.03%	3.56%
S&P 500® Index - Price Return	8.31%	2.11%
S&P 500® Index - Total Return	10.14%	3.71%

(a) Inception date is March 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

65

INNOVATOR U.S. EQUITY ACCELERATED ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XDAP.

66

INNOVATOR U.S. EQUITY ACCELERATED ETF - JULY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated ETF - July from its inception (June 30, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated ETF - July
NAV Return	14.65%	1.40%
Market Return	14.68%	1.38%
S&P 500® Index - Price Return	8.31%	-1.04%
S&P 500® Index - Total Return	10.14%	0.52%

(a) Inception date is June 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

67

INNOVATOR U.S. EQUITY ACCELERATED ETF - JULY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XDJL.

68

INNOVATOR U.S. EQUITY ACCELERATED ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated ETF - October from its inception (September 30, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated ETF - October
NAV Return	17.76%	1.25%
Market Return	17.52%	1.26%
S&P 500® Index - Price Return	8.31%	-1.28%
S&P 500® Index - Total Return	10.14%	0.31%

(a) Inception date is September 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

69

INNOVATOR U.S. EQUITY ACCELERATED ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XDOC.

70

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated Plus ETF - January from its inception (December 31, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated Plus ETF - January
NAV Return	15.75%	-3.84%
Market Return	15.84%	-3.81%
S&P 500® Index - Price Return	8.31%	-6.74%
S&P 500® Index - Total Return	10.14%	-5.22%

(a) Inception date is December 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

71

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XTJA.

72

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated Plus ETF - April from its inception (March 31, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated Plus ETF - April
NAV Return	11.44%	3.52%
Market Return	11.41%	3.52%
S&P 500® Index - Price Return	8.31%	2.11%
S&P 500® Index - Total Return	10.14%	3.71%

(a) Inception date is March 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

73

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XTAP.

74

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF - JULY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated Plus ETF - July from its inception (June 30, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated Plus ETF - July
NAV Return	13.38%	0.84%
Market Return	13.47%	0.89%
S&P 500® Index - Price Return	8.31%	-1.04%
S&P 500® Index - Total Return	10.14%	0.52%

(a) Inception date is June 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

75

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF - JULY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XTJL.

76

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF - OCTTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated Plus ETF - October from its inception (September 30, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated Plus ETF - October
NAV Return	16.31%	0.37%
Market Return	16.16%	0.42%
S&P 500® Index - Price Return	8.31%	-1.28%
S&P 500® Index - Total Return	10.14%	0.31%

(a) Inception date is September 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

77

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF - OCTTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XTOC.

78

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated 9 Buffer ETF - January from its inception (December 31, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - January
NAV Return	12.24%	-0.02%
Market Return	12.37%	-0.03%
S&P 500® Index - Price Return	8.31%	-6.74%
S&P 500® Index - Total Return	10.14%	-5.22%

(a) Inception date is December 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

79

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XBJA.

80

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated 9 Buffer ETF - April from its inception (March 31, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - April
NAV Return	13.33%	4.84%
Market Return	13.49%	4.81%
S&P 500® Index - Price Return	8.31%	2.11%
S&P 500® Index - Total Return	10.14%	3.71%

(a) Inception date is March 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

81

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XBAP.

82

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF - JULY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated 9 Buffer ETF - July from its inception (June 30, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - July
NAV Return	11.14%	3.93%
Market Return	10.96%	3.93%
S&P 500® Index - Price Return	8.31%	-1.04%
S&P 500® Index - Total Return	10.14%	0.52%

(a) Inception date is June 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

83

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF - JULY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XBJL.

84

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated 9 Buffer ETF - October from its inception (September 30, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - October
NAV Return	13.62%	3.70%
Market Return	13.59%	3.83%
S&P 500® Index - Price Return	8.31%	-1.28%
S&P 500® Index - Total Return	10.14%	0.31%

(a) Inception date is September 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

85

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XBOC.

86

INNOVATOR GROWTH ACCELERATED PLUS ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Growth Accelerated Plus ETF - January from its inception (December 31, 2021) to October 31, 2023 as compared with the NASDAQ-100 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Growth Accelerated Plus ETF - January
NAV Return	18.70%	-10.21%
Market Return	18.63%	-10.30%
NASDAQ-100 Index - Price Return	26.34%	-6.57%
NASDAQ-100 Index - Total Return	27.45%	-5.78%

(a) Inception date is December 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

87

INNOVATOR GROWTH ACCELERATED PLUS ETF - JANUARY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and NASDAQ-100 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/QTJA.

88

INNOVATOR GROWTH ACCELERATED PLUS ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Growth Accelerated Plus ETF - April from its inception (March 31, 2021) to October 31, 2023 as compared with the NASDAQ-100 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Growth Accelerated Plus ETF - April
NAV Return	27.32%	6.17%
Market Return	27.06%	6.07%
NASDAQ-100 Index - Price Return	26.34%	3.78%
NASDAQ-100 Index - Total Return	27.45%	4.61%

(a) Inception date is March 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

89

INNOVATOR GROWTH ACCELERATED PLUS ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and NASDAQ-100 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/QTAP.

90

INNOVATOR GROWTH ACCELERATED PLUS ETF - JULY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Growth Accelerated Plus ETF - July from its inception (June 30, 2021) to October 31, 2023 as compared with the NASDAQ-100 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Growth Accelerated Plus ETF - July
NAV Return	21.75%	-2.01%
Market Return	21.54%	-2.02%
NASDAQ-100 Index - Price Return	26.34%	-0.43%
NASDAQ-100 Index - Total Return	27.45%	0.37%

(a) Inception date is June 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

91

INNOVATOR GROWTH ACCELERATED PLUS ETF - JULY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and NASDAQ-100 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/QTJL.

92

INNOVATOR GROWTH ACCELERATED PLUS ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Growth Accelerated Plus ETF - October from its inception (September 30, 2021) to October 31, 2023 as compared with the NASDAQ-100 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Growth Accelerated Plus ETF - October
NAV Return	23.04%	-3.07%
Market Return	23.00%	-3.05%
NASDAQ-100 Index - Price Return	26.34%	-0.92%
NASDAQ-100 Index - Total Return	27.45%	-0.10%

(a) Inception date is September 30, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

93

INNOVATOR GROWTH ACCELERATED PLUS ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and NASDAQ-100 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/QTOC.

94

INNOVATOR U.S. EQUITY ACCELERATED ETF – QUARTERLY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Accelerated ETF - Quarterly from its inception (March 31, 2021) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator U.S. Equity Accelerated ETF - Quarterly
NAV Return	18.40%	2.57%
Market Return	18.35%	2.58%
S&P 500® Index - Price Return	8.31%	2.11%
S&P 500® Index - Total Return	10.14%	3.71%

(a) Inception date is March 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

95

INNOVATOR U.S. EQUITY ACCELERATED ETF – QUARTERLY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index - Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XDSQ.

96

INNOVATOR GROWTH ACCELERATED ETF – QUARTERLY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Growth Accelerated ETF - Quarterly from its inception (March 31, 2021) to October 31, 2023 as compared with the NASDAQ-100 Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Since Inception (a)
Innovator Growth Accelerated ETF - Quarterly
NAV Return	12.39%	-2.54%
Market Return	12.44%	-2.55%
NASDAQ-100 Index - Price Return	26.34%	3.78%
NASDAQ-100 Index - Total Return	27.45%	4.61%

(a) Inception date is March 31, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

97

INNOVATOR GROWTH ACCELERATED ETF – QUARTERLY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and NASDAQ-100 Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the NASDAQ-100 Index - Price Return do not include the reinvestment of dividends, if any.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The NASDAQ-100 Price Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/XDQQ.

98

INNOVATOR EQUITY DEFINED PROTECTION ETF – 2 YR TO JULY 2025

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Equity Defined Protection ETF - 2 Yr to July 2025 from its inception (July 17, 2023) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Equity Defined Protection ETF - 2 Yr to July 2025
NAV Return	-2.37%
Market Return	-2.41%
S&P 500® Index - Price Return	-7.27%
S&P 500® Index - Total Return	-6.88%

(a) Inception date is July 17, 2023.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

99

INNOVATOR EQUITY DEFINED PROTECTION ETF – 2 YR TO JULY 2025

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/TJUL.

100

INNOVATOR ETFs TRUST

Expense Example

For the Period Ended October 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) ongoing costs, including management fees, and other Fund expenses; and (2) transaction costs, including brokerage commissions on the purchase and sale of Fund shares. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the respective period and held for the entire respective period from May 1, 2023 to October 31, 2023 for each Fund.

Actual Expenses

The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

			Expenses
	Beginning	Ending	Paid
	Account Value	Account Value	During the Period
Innovator Emerging Markets Power Buffer ETF - January (NAV)	$1,000.00	$959.50	$4.40	(a)
Innovator Emerging Markets Power Buffer ETF - April (NAV)	1,000.00	976.00	4.43	(a)
Innovator Emerging Markets Power Buffer ETF - July (NAV)	1,000.00	957.20	4.39	(a)
Innovator Emerging Markets Power Buffer ETF - October (NAV)	1,000.00	949.90	4.37	(a)
Innovator International Developed Power Buffer ETF - January (NAV)	1,000.00	936.40	4.15	(a)
Innovator International Developed Power Buffer ETF - April (NAV)	1,000.00	961.20	4.20	(a)
Innovator International Developed Power Buffer ETF - July (NAV)	1,000.00	961.80	4.20	(a)
Innovator International Developed Power Buffer ETF - September (NAV)	1,000.00	962.40	1.39	(b)
Innovator International Developed Power Buffer ETF - October (NAV)	1,000.00	1,003.90	4.29	(a)
Innovator 20+ Year Treasury Bond 9 Buffer ETF - July (NAV)	1,000.00	864.00	3.71	(a)
Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly (NAV)	1,000.00	884.50	3.75	(a)
Innovator Defined Wealth Shield ETF (NAV)	1,000.00	1,014.20	3.50	(a)
Innovator Double Stacker ETF - January (NAV)	1,000.00	1,062.60	4.11	(a)
Innovator Triple Stacker ETF - January (NAV)	1,000.00	1,029.30	4.04	(a)
Innovator Double Stacker 9 Buffer ETF - January (NAV)	1,000.00	1,052.80	4.09	(a)
Innovator Growth-100 Power Buffer ETF - January (NAV)	1,000.00	1,065.70	4.11	(a)
Innovator Growth-100 Power Buffer ETF - April (NAV)	1,000.00	1,066.00	4.11	(a)
Innovator Growth-100 Power Buffer ETF - July (NAV)	1,000.00	1,034.20	4.05	(a)
Innovator Growth-100 Power Buffer ETF - October (NAV)	1,000.00	1,061.50	4.10	(a)
Innovator U.S. Small Cap Power Buffer ETF - January (NAV)	1,000.00	969.60	3.92	(a)
Innovator U.S. Small Cap Power Buffer ETF - April (NAV)	1,000.00	977.10	3.94	(a)
Innovator U.S. Small Cap Power Buffer ETF - July (NAV)	1,000.00	990.50	3.96	(a)
Innovator U.S. Small Cap Power Buffer ETF - October (NAV)	1,000.00	958.20	3.90	(a)
Innovator U.S. Equity Accelerated ETF - January (NAV)	1,000.00	1,046.00	4.07	(a)
Innovator U.S. Equity Accelerated ETF - April (NAV)	1,000.00	1,028.00	4.04	(a)
Innovator U.S. Equity Accelerated ETF - July (NAV)	1,000.00	1,005.90	3.99	(a)
Innovator U.S. Equity Accelerated ETF - October (NAV)	1,000.00	1,050.60	4.08	(a)
Innovator U.S. Equity Accelerated Plus ETF - January (NAV)	1,000.00	1,057.30	4.10	(a)
Innovator U.S. Equity Accelerated Plus ETF - April (NAV)	1,000.00	1,035.30	4.05	(a)
Innovator U.S. Equity Accelerated Plus ETF - July (NAV)	1,000.00	992.70	3.97	(a)
Innovator U.S. Equity Accelerated Plus ETF - October (NAV)	1,000.00	1,042.40	4.07	(a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - January (NAV)	1,000.00	1,044.60	4.07	(a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - April (NAV)	1,000.00	1,031.30	4.04	(a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - July (NAV)	1,000.00	992.70	3.97	(a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - October (NAV)	1,000.00	1,040.20	4.06	(a)

101

INNOVATOR ETFs TRUST

Expense Example

For the Period Ended October 31, 2023 (Unaudited) (Continued)

			Expenses
	Beginning	Ending	Paid
	Account Value	Account Value	During the Period
Innovator Growth Accelerated Plus ETF - January (NAV)	1,000.00	1,076.50	4.13	(a)
Innovator Growth Accelerated Plus ETF - April (NAV)	1,000.00	1,093.40	4.17	(a)
Innovator Growth Accelerated Plus ETF - July (NAV)	1,000.00	1,008.30	4.00	(a)
Innovator Growth Accelerated Plus ETF - October (NAV)	1,000.00	1,052.40	4.09	(a)
Innovator U.S. Equity Accelerated ETF - Quarterly (NAV)	1,000.00	995.40	3.97	(a)
Innovator Growth Accelerated ETF - Quarterly (NAV)	1,000.00	1,032.90	4.05	(a)
Innovator Equity Defined Protection ETF - 2 Yr to July 2025 (NAV)	1,000.00	976.30	2.27	(c)

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(b)	Expenses are equal to the Fund’s annualized expense ratio (0.85%), multiplied by the average account value over the period, multiplied by 61/365 (to reflect the six month period).
(c)	Expenses are equal to the Fund’s annualized expense ratio (0.79%), multiplied by the average account value over the period, multiplied by 106/365 (to reflect the period since the Fund's inception).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on the purchase and sale of Fund shares with respect to the Funds. Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

102

INNOVATOR ETFs TRUST

Expense Example

For the Period Ended October 31, 2023 (Unaudited) (Continued)

			Expenses
	Beginning	Ending	Paid
	Account Value	Account Value	During the Period
Innovator Emerging Markets Power Buffer ETF - January (NAV)	$1,000.00	$1,020.72	$4.53	(a)
Innovator Emerging Markets Power Buffer ETF - April (NAV)	1,000.00	1,020.72	4.53	(a)
Innovator Emerging Markets Power Buffer ETF - July (NAV)	1,000.00	1,020.72	4.53	(a)
Innovator Emerging Markets Power Buffer ETF - October (NAV)	1,000.00	1,020.72	4.53	(a)
Innovator International Developed Power Buffer ETF - January (NAV)	1,000.00	1,020.92	4.33	(a)
Innovator International Developed Power Buffer ETF - April (NAV)	1,000.00	1,020.92	4.33	(a)
Innovator International Developed Power Buffer ETF - July (NAV)	1,000.00	1,020.92	4.33	(a)
Innovator International Developed Power Buffer ETF - September (NAV)	1,000.00	1,020.92	4.33	(b)
Innovator International Developed Power Buffer ETF - October (NAV)	1,000.00	1,020.72	4.33	(a)
Innovator 20+ Year Treasury Bond 9 Buffer ETF - July (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Defined Wealth Shield ETF (NAV)	1,000.00	1,021.73	3.52	(a)
Innovator Double Stacker ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Triple Stacker ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Double Stacker 9 Buffer ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Growth-100 Power Buffer ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Growth-100 Power Buffer ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Growth-100 Power Buffer ETF - July (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Growth-100 Power Buffer ETF - October (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Small Cap Power Buffer ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Small Cap Power Buffer ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Small Cap Power Buffer ETF - July (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Small Cap Power Buffer ETF - October (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated ETF - July (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated ETF - October (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated Plus ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated Plus ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated Plus ETF - July (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated Plus ETF - October (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - July (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated 9 Buffer ETF - October (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Growth Accelerated Plus ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Growth Accelerated Plus ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Growth Accelerated Plus ETF - July (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Growth Accelerated Plus ETF - October (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Accelerated ETF - Quarterly (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Growth Accelerated ETF - Quarterly (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Equity Defined Protection ETF - 2 Yr to July 2025 (NAV)	1,000.00	1,021.22	4.02	(b)

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(b)	For comparative purposes only as the Fund was not in operation for the full six month period.

103

INNOVATOR EMERGING MARKETS POWER BUFFER ETF – JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.40% (a)(b)
CALL OPTIONS - 95.36%
iShares MSCI Emerging Markets ETF, Expires 12/29/2023, Strike Price $0.38	70,540	$258,881,800	$252,134,649
			252,134,649
PUT OPTIONS - 5.04%
iShares MSCI Emerging Markets ETF, Expires 12/29/2023, Strike Price $37.90	70,540	258,881,800	13,308,782
			13,308,782
TOTAL PURCHASED OPTIONS (Cost $271,448,716)			265,443,431
	Principal Amount
SHORT-TERM INVESTMENTS - 0.18%
Money Market Deposit Account - 0.18%
U.S. Bank Money Market Deposit Account, 5.20% (c)	479,258		479,258
TOTAL SHORT-TERM INVESTMENTS (Cost $479,258)			479,258

Total Investments (Cost $271,927,974) - 100.58%			265,922,689
Liabilities in Excess of Other Assets - (0.58)%			(1,515,417)
TOTAL NET ASSETS - 100.00%			$264,407,272

Asset Type	% of Net Assets
Purchased Options	100.40%
Short Term Investments	0.18
Total Investments	100.58
Liabilities in Excess of Other Assets	(0.58)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

104

INNOVATOR EMERGING MARKETS POWER BUFFER ETF – JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares MSCI Emerging Markets ETF	12/29/2023	$47.21	70,540	$(258,881,800)	$(153,777)
					(153,777)
Put Options
iShares MSCI Emerging Markets ETF	12/29/2023	32.22	70,540	(258,881,800)	(1,187,189)
					(1,187,189)
Total Options Written (Premiums Received $5,046,044)					$(1,340,966)

(a)	Exchange-Traded.

105

INNOVATOR EMERGING MARKETS POWER BUFFER ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.91% (a)(b)
CALL OPTIONS - 93.64%
iShares MSCI Emerging Markets ETF, Expires 3/28/2024, Strike Price $0.39	15,344	$56,312,480	$54,768,413
			54,768,413
PUT OPTIONS - 8.27%
iShares MSCI Emerging Markets ETF, Expires 3/28/2024, Strike Price $39.46	15,344	56,312,480	4,836,276
			4,836,276
TOTAL PURCHASED OPTIONS (Cost $62,797,876)			59,604,689
	Principal Amount
SHORT-TERM INVESTMENTS - 0.20%
Money Market Deposit Account - 0.20%
U.S. Bank Money Market Deposit Account, 5.20% (c)	114,067		114,067
TOTAL SHORT-TERM INVESTMENTS (Cost $114,067)			114,067

Total Investments (Cost $62,911,943) - 102.11%			59,718,756
Liabilities in Excess of Other Assets - (2.11)%			(1,233,839)
TOTAL NET ASSETS - 100.00%			$58,484,917

Asset Type	% of Net Assets
Purchased Options	101.91%
Short Term Investments	0.20
Total Investments	102.11
Liabilities in Excess of Other Assets	(2.11)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

106

INNOVATOR EMERGING MARKETS POWER BUFFER ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares MSCI Emerging Markets ETF	3/28/2024	$46.81	15,344	$(56,312,480)	$(108,789)
					(108,789)
Put Options
iShares MSCI Emerging Markets ETF	3/28/2024	33.54	15,344	(56,312,480)	(1,075,921)
					(1,075,921)
Total Options Written (Premiums Received $2,649,765)					$(1,184,710)

(a)	Exchange-Traded.

107

INNOVATOR EMERGING MARKETS POWER BUFFER ETF – JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.96% (a)(b)
CALL OPTIONS - 93.86%
iShares MSCI Emerging Markets ETF, Expires 6/28/2024, Strike Price $0.40	26,771	$98,249,570	$94,874,550
			94,874,550
PUT OPTIONS - 9.10%
iShares MSCI Emerging Markets ETF, Expires 6/28/2024, Strike Price $39.56	26,771	98,249,570	9,194,500
			9,194,500
TOTAL PURCHASED OPTIONS (Cost $108,256,950)			104,069,050
	Principal Amount
SHORT-TERM INVESTMENTS - 0.19%
Money Market Deposit Account - 0.19%
U.S. Bank Money Market Deposit Account, 5.20% (c)	193,470		193,470
TOTAL SHORT-TERM INVESTMENTS (Cost $193,470)			193,470

Total Investments (Cost $108,450,420) - 103.15%			104,262,520
Liabilities in Excess of Other Assets - (3.15)%			(3,181,422)
TOTAL NET ASSETS - 100.00%			$101,081,098

Asset Type	% of Net Assets
Purchased Options	102.96%
Short Term Investments	0.19
Total Investments	103.15
Liabilities in Excess of Other Assets	(3.15)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

108

INNOVATOR EMERGING MARKETS POWER BUFFER ETF – JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares MSCI Emerging Markets ETF	6/28/2024	$46.80	26,771	$(98,249,570)	$(332,496)
					(332,496)
Put Options
iShares MSCI Emerging Markets ETF	6/28/2024	33.63	26,771	(98,249,570)	(2,770,798)
					(2,770,798)
Total Options Written (Premiums Received $3,422,046)					$(3,103,294)

(a)	Exchange-Traded.

109

INNOVATOR EMERGING MARKETS POWER BUFFER ETF – OCTOBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 103.70% (a)(b)
CALL OPTIONS - 96.10%
iShares MSCI Emerging Markets ETF, Expires 9/30/2024, Strike Price $0.38	11,639	$42,715,130	$41,202,060
			41,202,060
PUT OPTIONS - 7.60%
iShares MSCI Emerging Markets ETF, Expires 9/30/2024, Strike Price $37.95	11,639	42,715,130	3,258,920
			3,258,920
TOTAL PURCHASED OPTIONS (Cost $45,352,271)			44,460,980
	Principal Amount
SHORT-TERM INVESTMENTS - 0.21%
Money Market Deposit Account - 0.21%
U.S. Bank Money Market Deposit Account, 5.20% (c)	88,859		88,859
TOTAL SHORT-TERM INVESTMENTS (Cost $88,859)			88,859

Total Investments (Cost $45,441,130) - 103.91%			44,549,839
Liabilities in Excess of Other Assets - (3.91)%			(1,674,858)
TOTAL NET ASSETS - 100.00%			$42,874,981

Asset Type	% of Net Assets
Purchased Options	103.70%
Short Term Investments	0.21
Total Investments	103.91
Liabilities in Excess of Other Assets	(3.91)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

110

INNOVATOR EMERGING MARKETS POWER BUFFER ETF – OCTOBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares MSCI Emerging Markets ETF	9/30/2024	$45.76	11,639	$(42,715,130)	$(453,921)
					(453,921)
Put Options
iShares MSCI Emerging Markets ETF	9/30/2024	32.26	11,639	(42,715,130)	(1,198,817)
					(1,198,817)
Total Options Written (Premiums Received $1,883,482)					$(1,652,738)

(a)	Exchange-Traded.

111

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.22% (a)(b)
CALL OPTIONS - 98.34%
iShares MSCI EAFE ETF, Expires 12/29/2023, Strike Price $0.66	18,094	$121,085,048	$118,723,057
			118,723,057
PUT OPTIONS - 1.88%
iShares MSCI EAFE ETF, Expires 12/29/2023, Strike Price $65.64	18,094	121,085,048	2,266,092
			2,266,092
TOTAL PURCHASED OPTIONS (Cost $127,355,669)			120,989,149
	Principal Amount
SHORT-TERM INVESTMENTS - 0.22%
Money Market Deposit Account - 0.22%
U.S. Bank Money Market Deposit Account, 5.20% (c)	269,399		269,399
TOTAL SHORT-TERM INVESTMENTS (Cost $269,399)			269,399

Total Investments (Cost $127,625,068) - 100.44%			121,258,548
Liabilities in Excess of Other Assets - (0.44)%			(534,148)
TOTAL NET ASSETS - 100.00%			$120,724,400

Asset Type	% of Net Assets
Purchased Options	100.22%
Short Term Investments	0.22
Total Investments	100.44
Liabilities in Excess of Other Assets	(0.44)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

112

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares MSCI EAFE ETF	12/29/2023	$80.42	18,094	$(121,085,048)	$(204,100)
					(204,100)
Put Options
iShares MSCI EAFE ETF	12/29/2023	55.79	18,094	(121,085,048)	(244,269)
					(244,269)
Total Options Written (Premiums Received $3,843,690)					$(448,369)

(a)	Exchange-Traded.

113

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.17% (a)(b)
CALL OPTIONS - 94.53%
iShares MSCI EAFE ETF, Expires 3/28/2024, Strike Price $0.72	32,011	$214,217,612	$210,056,182
			210,056,182
PUT OPTIONS - 6.64%
iShares MSCI EAFE ETF, Expires 3/28/2024, Strike Price $71.52	32,011	214,217,612	14,757,071
			14,757,071
TOTAL PURCHASED OPTIONS (Cost $236,626,588)			224,813,253
	Principal Amount
SHORT-TERM INVESTMENTS - 0.23%
Money Market Deposit Account - 0.23%
U.S. Bank Money Market Deposit Account, 5.20% (c)	502,750		502,750
TOTAL SHORT-TERM INVESTMENTS (Cost $502,750)			502,750

Total Investments (Cost $237,129,338) - 101.40%			225,316,003
Liabilities in Excess of Other Assets - (1.40)%			(3,090,502)
TOTAL NET ASSETS - 100.00%			$222,225,501

Asset Type	% of Net Assets
Purchased Options	101.17%
Short Term Investments	0.23
Total Investments	101.40
Liabilities in Excess of Other Assets	(1.40)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

114

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares MSCI EAFE ETF	3/28/2024	$82.96	32,011	$(214,217,612)	$(128,044)
					(128,044)
Put Options
iShares MSCI EAFE ETF	3/28/2024	60.79	32,011	(214,217,612)	(2,816,968)
					(2,816,968)
Total Options Written (Premiums Received $7,540,149)					$(2,945,012)

(a)	Exchange-Traded.

115

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.60% (a)(b)
CALL OPTIONS - 93.51%
iShares MSCI EAFE ETF, Expires 6/28/2024, Strike Price $0.73	28,484	$190,614,928	$183,299,098
			183,299,098
PUT OPTIONS - 9.09%
iShares MSCI EAFE ETF, Expires 6/28/2024, Strike Price $72.50	28,484	190,614,928	17,815,317
			17,815,317
TOTAL PURCHASED OPTIONS (Cost $208,331,372)			201,114,415
	Principal Amount
SHORT-TERM INVESTMENTS - 0.23%
Money Market Deposit Account - 0.23%
U.S. Bank Money Market Deposit Account, 5.20% (c)	451,719		451,719
TOTAL SHORT-TERM INVESTMENTS (Cost $451,719)			451,719

Total Investments (Cost $208,783,091) - 102.83%			201,566,134
Liabilities in Excess of Other Assets - (2.83)%			(5,543,203)
TOTAL NET ASSETS - 100.00%			$196,022,931

Asset Type	% of Net Assets
Purchased Options	102.60%
Short Term Investments	0.23
Total Investments	102.83
Liabilities in Excess of Other Assets	(2.83)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

116

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares MSCI EAFE ETF	6/28/2024	$84.57	28,484	$(190,614,928)	$(387,952)
					(387,952)
Put Options
iShares MSCI EAFE ETF	6/28/2024	61.63	28,484	(190,614,928)	(5,013,753)
					(5,013,753)
Total Options Written (Premiums Received $5,540,856)					$(5,401,705)

(a)	Exchange-Traded.

117

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - SEPTEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.61% (a)(b)
CALL OPTIONS - 94.47%
iShares MSCI EAFE ETF, Expires 8/30/2024, Strike Price $0.72	5,278	$35,320,376	$34,053,656
			34,053,656
PUT OPTIONS - 8.14%
iShares MSCI EAFE ETF, Expires 8/30/2024, Strike Price $71.53	5,278	35,320,376	2,934,568
			2,934,568
TOTAL PURCHASED OPTIONS (Cost $37,882,669)			36,988,224
	Principal Amount
SHORT-TERM INVESTMENTS - 0.21%
Money Market Deposit Account - 0.21%
U.S. Bank Money Market Deposit Account, 5.20% (c)	74,404		74,404
TOTAL SHORT-TERM INVESTMENTS (Cost $74,404)			74,404

Total Investments (Cost $37,957,073) - 102.82%			37,062,628
Liabilities in Excess of Other Assets - (2.82)%			(1,016,111)
TOTAL NET ASSETS - 100.00%			$36,046,517

Asset Type	% of Net Assets
Purchased Options	102.61%
Short Term Investments	0.21
Total Investments	102.82
Liabilities in Excess of Other Assets	(2.82)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

118

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - SEPTEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares MSCI EAFE ETF	8/30/2024	$85.34	5,278	$(35,320,376)	$(47,502)
					(47,502)
Put Options
iShares MSCI EAFE ETF	8/30/2024	60.80	5,278	(35,320,376)	(955,318)
					(955,318)
Total Options Written (Premiums Received $899,475)					$(1,002,820)

(a)	Exchange-Traded.

119

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - OCTOBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.88% (a)(b)
CALL OPTIONS - 96.59%
iShares MSCI EAFE ETF, Expires 9/30/2024, Strike Price $0.69	15,715	$105,164,780	$102,053,210
			102,053,210
PUT OPTIONS - 6.29%
iShares MSCI EAFE ETF, Expires 9/30/2024, Strike Price $68.92	15,715	105,164,780	6,647,445
			6,647,445
TOTAL PURCHASED OPTIONS (Cost $110,209,443)			108,700,655
	Principal Amount
SHORT-TERM INVESTMENTS - 0.28%
Money Market Deposit Account - 0.28%
U.S. Bank Money Market Deposit Account, 5.20% (c)	296,073		296,073
TOTAL SHORT-TERM INVESTMENTS (Cost $296,073)			296,073

Total Investments (Cost $110,505,516) - 103.16%			108,996,728
Liabilities in Excess of Other Assets - (3.16)%			(3,343,258)
TOTAL NET ASSETS - 100.00%			$105,653,470

Asset Type	% of Net Assets
Purchased Options	102.88%
Short Term Investments	0.28
Total Investments	103.16
Liabilities in Excess of Other Assets	(3.16)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

120

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - OCTOBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares MSCI EAFE ETF	9/30/2024	$81.53	15,715	$(105,164,780)	$(691,460)
					(691,460)
Put Options
iShares MSCI EAFE ETF	9/30/2024	58.58	15,715	(105,164,780)	(2,545,830)
					(2,545,830)
Total Options Written (Premiums Received $3,291,731)					$(3,237,290)

(a)	Exchange-Traded.

121

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - NOVEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 103.03% (a)(b)
CALL OPTIONS - 97.38%
iShares MSCI EAFE ETF, Expires 10/31/2024, Strike Price $0.67	188	$1,258,096	$1,214,480
			1,214,480
PUT OPTIONS - 5.65%
iShares MSCI EAFE ETF, Expires 10/31/2024, Strike Price $66.92	188	1,258,096	70,500
			70,500
TOTAL PURCHASED OPTIONS (Cost $1,285,156)			1,284,980

Total Investments (Cost $1,285,156) - 103.03%			1,284,980
Liabilities in Excess of Other Assets - (3.03)%			(37,833)
TOTAL NET ASSETS - 100.00%			$1,247,147

Asset Type	% of Net Assets
Purchased Options	103.03%
Total Investments	103.03
Liabilities in Excess of Other Assets	(3.03)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.

122

INNOVATOR INTERNATIONAL DEVELOPED POWER BUFFER ETF - NOVEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares MSCI EAFE ETF	10/31/2024	$80.39	188	$1,258,096	$(12,408)
					(12,408)
Put Options
iShares MSCI EAFE ETF	10/31/2024	56.88	188	1,258,096	(27,260)
					(27,260)
Total Options Written (Premiums Received $39,491)					$(39,668)

(a)	Exchange-Traded.

123

INNOVATOR 20+ YEAR TREASURY BOND 9 BUFFER ETF - JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 112.32% (a)(b)
CALL OPTIONS - 91.60%
iShares 20+Year Treasury Bond ETF, Expires 6/28/2024, Strike Price $1.03	8,771	$73,308,018	$70,930,902
			70,930,902
PUT OPTIONS - 20.72%
iShares 20+Year Treasury Bond ETF, Expires 6/28/2024, Strike Price $103.01	8,771	73,308,018	16,048,737
			16,048,737
TOTAL PURCHASED OPTIONS (Cost $91,484,385)			86,979,639
	Principal Amount
SHORT-TERM INVESTMENTS - 0.31%
Money Market Deposit Account - 0.31%
U.S. Bank Money Market Deposit Account, 5.20% (c)	239,077		239,077
TOTAL SHORT-TERM INVESTMENTS (Cost $239,077)			239,077

Total Investments (Cost $91,723,462) - 112.63%			87,218,716
Liabilities in Excess of Other Assets - (12.63)%			(9,778,507)
TOTAL NET ASSETS - 100.00%			$77,440,209

Asset Type	% of Net Assets
Purchased Options	112.32%
Short Term Investments	0.31
Total Investments	112.63
Liabilities in Excess of Other Assets	(12.63)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

124

INNOVATOR 20+ YEAR TREASURY BOND 9 BUFFER ETF - JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares 20+Year Treasury Bond ETF	6/28/2024	$120.62	8,771	$(73,308,018)	$(226,292)
					(226,292)
Put Options
iShares 20+Year Treasury Bond ETF	6/28/2024	93.74	8,771	(73,308,018)	(9,500,660)
					(9,500,660)
Total Options Written (Premiums Received $3,416,113)					$(9,726,952)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

125

INNOVATOR 20+ YEAR TREASURY BOND 5 FLOOR ETF – QUARTERLY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.15% (a)(b)
CALL OPTIONS - 96.58%
iShares 20+Year Treasury Bond ETF, Expires 12/29/2023, Strike Price $0.22	1,199	$10,021,242	$9,911,246
			9,911,246
PUT OPTIONS - 3.57%
iShares 20+Year Treasury Bond ETF, Expires 12/29/2023, Strike Price $84.24	1,199	10,021,242	366,043
			366,043
TOTAL PURCHASED OPTIONS (Cost $10,655,536)			10,277,289
	Principal Amount
SHORT-TERM INVESTMENTS - 0.13%
Money Market Deposit Account - 0.13%
U.S. Bank Money Market Deposit Account, 5.20% (c)	12,828		12,828
TOTAL SHORT-TERM INVESTMENTS (Cost $12,828)			12,828

Total Investments (Cost $10,668,364) - 100.28%			10,290,117
Liabilities in Excess of Other Assets - (0.28)%			(28,604)
TOTAL NET ASSETS - 100.00%			$10,261,513

Asset Type	% of Net Assets
Purchased Options	100.15%
Short Term Investments	0.13
Total Investments	100.28
Liabilities in Excess of Other Assets	(0.28)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

126

INNOVATOR 20+ YEAR TREASURY BOND 5 FLOOR ETF – QUARTERLY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares 20+Year Treasury Bond ETF	12/29/2023	$98.68	1,199	$(10,021,242)	$(21,103)

Total Options Written (Premiums Received $58,616)					$(21,103)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

127

INNOVATOR DEFINED WEALTH SHIELD ETF

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.68% (a)(b)
CALL OPTIONS - 97.40%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $1.07	11,494	$480,679,080	$477,654,089
			477,654,089
PUT OPTIONS - 3.28%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $427.48	11,494	480,679,080	16,052,290
			16,052,290
TOTAL PURCHASED OPTIONS (Cost $500,932,386)			493,706,379
	Principal Amount
SHORT-TERM INVESTMENTS - 0.15%
Money Market Deposit Account - 0.15%
U.S. Bank Money Market Deposit Account, 5.20% (c)	733,025		733,025
TOTAL SHORT-TERM INVESTMENTS (Cost $733,025)			733,025

Total Investments (Cost $501,665,411) - 100.83%			494,439,404
Liabilities in Excess of Other Assets - (0.83)%			(4,048,238)
TOTAL NET ASSETS - 100.00%			$490,391,166

Asset Type	% of Net Assets
Purchased Options	100.68%
Short Term Investments	0.15
Total Investments	100.83
Liabilities in Excess of Other Assets	(0.83)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

128

INNOVATOR DEFINED WEALTH SHIELD ETF

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	12/29/2023	$439.49	11,494	$(480,679,080)	$(3,090,392)
					(3,090,392)
Put Options
SPDR S&P 500 ETF	12/29/2023	341.98	11,494	(480,679,080)	(685,387)
					(685,387)
Total Options Written (Premiums Received $10,738,337)					$(3,775,779)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

129

INNOVATOR DOUBLE STACKER ETF - JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 118.10% (a)(b)
CALL OPTIONS - 118.10%
Invesco QQQ Trust Series 1, Expires 12/29/2023, Strike Price $266.30	68	$2,385,916	$590,783
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $3.87	47	1,965,540	1,940,132
			2,530,915
TOTAL PURCHASED OPTIONS (Cost $1,994,404)			2,530,915
	Principal Amount
SHORT-TERM INVESTMENTS - 0.81%
Money Market Deposit Account - 0.81%
U.S. Bank Money Market Deposit Account, 5.20% (c)	17,432		17,432
TOTAL SHORT-TERM INVESTMENTS (Cost $17,432)			17,432

Total Investments (Cost $2,011,836) - 118.91%			2,548,347
Liabilities in Excess of Other Assets - (18.91)%			(405,252)
TOTAL NET ASSETS - 100.00%			$2,143,095

Asset Type	% of Net Assets
Purchased Options	118.10%
Short Term Investments	0.81
Total Investments	118.91
Liabilities in Excess of Other Assets	(18.91)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

130

INNOVATOR DOUBLE STACKER ETF - JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	12/29/2023	$299.17	68	$(2,385,916)	$(375,629)
SPDR S&P 500 ETF	12/29/2023	429.66	47	(1,965,540)	(28,371)
					(404,000)
Total Options Written (Premiums Received $214,380)					$(404,000)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

131

INNOVATOR TRIPLE STACKER ETF – JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 126.27% (a)(b)
CALL OPTIONS - 126.27%
Invesco QQQ Trust Series 1, Expires 12/29/2023, Strike Price $266.28	157	$5,508,659	$1,364,321
iShares Russell 2000 ETF, Expires 12/29/2023, Strike Price $174.36	238	3,915,576	43,023
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $3.77	109	4,558,380	4,500,534
			5,907,878
TOTAL PURCHASED OPTIONS (Cost $5,110,114)			5,907,878
	Principal Amount
SHORT-TERM INVESTMENTS - 0.64%
Money Market Deposit Account - 0.64%
U.S. Bank Money Market Deposit Account, 5.20% (c)	29,836		29,836
TOTAL SHORT-TERM INVESTMENTS (Cost $29,836)			29,836

Total Investments (Cost $5,139,950) - 126.91%			5,937,714
Liabilities in Excess of Other Assets - (26.91)%			(1,258,711)
TOTAL NET ASSETS - 100.00%			$4,679,003

Asset Type	% of Net Assets
Purchased Options	126.27%
Short Term Investments	0.64
Total Investments	126.91
Liabilities in Excess of Other Assets	(26.91)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

132

INNOVATOR TRIPLE STACKER ETF – JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	12/29/2023	$286.84	157	$(5,508,659)	$(1,051,111)
iShares Russell 2000 ETF	12/29/2023	187.82	238	(3,915,576)	(3,977)
SPDR S&P 500 ETF	12/29/2023	411.95	109	(4,558,380)	(176,357)
					(1,231,445)
Total Options Written (Premiums Received $987,278)					$(1,231,445)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

133

INNOVATOR DOUBLE STACKER 9 BUFFER ETF - JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 123.57% (a)(b)
CALL OPTIONS - 123.02%
Invesco QQQ Trust Series 1, Expires 12/29/2023, Strike Price $266.27	236	$8,280,532	$2,051,057
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $3.78	164	6,858,480	6,771,284
			8,822,341
PUT OPTIONS - 0.55%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $382.41	164	6,858,480	39,247
			39,247
TOTAL PURCHASED OPTIONS (Cost $7,373,019)			8,861,588
	Principal Amount
SHORT-TERM INVESTMENTS - 0.49%
Money Market Deposit Account - 0.49%
U.S. Bank Money Market Deposit Account, 5.20% (c)	34,893		34,893
TOTAL SHORT-TERM INVESTMENTS (Cost $34,893)			34,893

Total Investments (Cost $7,407,912) - 124.06%			8,896,481
Liabilities in Excess of Other Assets - (24.06)%			(1,725,333)
TOTAL NET ASSETS - 100.00%			$7,171,148

Asset Type	% of Net Assets
Purchased Options	123.57%
Short Term Investments	0.49
Total Investments	124.06
Liabilities in Excess of Other Assets	(24.06)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

134

INNOVATOR DOUBLE STACKER 9 BUFFER ETF - JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	12/29/2023	$290.40	236	$(8,280,532)	$(1,499,582)
SPDR S&P 500 ETF	12/29/2023	417.08	164	(6,858,480)	(209,681)
					(1,709,263)
Put Options
SPDR S&P 500 ETF	12/29/2023	348.02	164	(6,858,480)	(11,477)
					(11,477)
Total Options Written (Premiums Received $1,293,437)					$(1,720,740)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

135

INNOVATOR GROWTH-100 POWER BUFFER ETF – JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 110.42% (a)(b)
CALL OPTIONS - 110.29%
Invesco QQQ Trust Series 1, Expires 12/29/2023, Strike Price $2.66	2,463	$86,419,281	$85,640,258
			85,640,258
PUT OPTIONS - 0.13%
Invesco QQQ Trust Series 1, Expires 12/29/2023, Strike Price $266.28	2,463	86,419,281	99,653
			99,653
TOTAL PURCHASED OPTIONS (Cost $70,323,663)			85,739,911
	Principal Amount
SHORT-TERM INVESTMENTS - 0.23%
Money Market Deposit Account - 0.23%
U.S. Bank Money Market Deposit Account, 5.20% (c)	181,450		181,450
TOTAL SHORT-TERM INVESTMENTS (Cost $181,450)			181,450

Total Investments (Cost $70,505,113) - 110.65%			85,921,361
Liabilities in Excess of Other Assets - (10.65)%			(8,272,473)
TOTAL NET ASSETS - 100.00%			$77,648,888

Asset Type	% of Net Assets
Purchased Options	110.42%
Short Term Investments	0.23
Total Investments	110.65
Liabilities in Excess of Other Assets	(10.65)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

136

INNOVATOR GROWTH-100 POWER BUFFER ETF – JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	12/29/2023	$323.72	2,463	$(86,419,281)	$(8,188,269)
					(8,188,269)
Put Options
Invesco QQQ Trust Series 1	12/29/2023	226.34	2,463	(86,419,281)	(33,201)
					(33,201)
Total Options Written (Premiums Received $5,419,926)					$(8,221,470)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

137

INNOVATOR GROWTH-100 POWER BUFFER ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 103.39% (a)(b)
CALL OPTIONS - 101.04%
Invesco QQQ Trust Series 1, Expires 3/28/2024, Strike Price $3.21	3,861	$135,470,907	$133,830,831
			133,830,831
PUT OPTIONS - 2.35%
Invesco QQQ Trust Series 1, Expires 3/28/2024, Strike Price $320.93	3,861	135,470,907	3,112,777
			3,112,777
TOTAL PURCHASED OPTIONS (Cost $130,782,750)			136,943,608
	Principal Amount
SHORT-TERM INVESTMENTS - 0.26%
Money Market Deposit Account - 0.26%
U.S. Bank Money Market Deposit Account, 5.20% (c)	341,371		341,371
TOTAL SHORT-TERM INVESTMENTS (Cost $341,371)			341,371

Total Investments (Cost $131,124,121) - 103.65%			137,284,979
Liabilities in Excess of Other Assets - (3.65)%			(4,839,299)
TOTAL NET ASSETS - 100.00%			$132,445,680

Asset Type	% of Net Assets
Purchased Options	103.39%
Short Term Investments	0.26
Total Investments	103.65
Liabilities in Excess of Other Assets	(3.65)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

138

INNOVATOR GROWTH-100 POWER BUFFER ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	3/28/2024	$377.61	3,861	$(135,470,907)	$(3,818,258)
					(3,818,258)
Put Options
Invesco QQQ Trust Series 1	3/28/2024	272.79	3,861	(135,470,907)	(928,262)
					(928,262)
Total Options Written (Premiums Received $8,426,618)					$(4,746,520)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

139

INNOVATOR GROWTH-100 POWER BUFFER ETF – JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 103.38% (a)(b)
CALL OPTIONS - 95.60%
Invesco QQQ Trust Series 1, Expires 6/28/2024, Strike Price $3.69	7,386	$259,152,582	$254,713,596
			254,713,596
PUT OPTIONS - 7.78%
Invesco QQQ Trust Series 1, Expires 6/28/2024, Strike Price $369.42	7,386	259,152,582	20,739,888
			20,739,888
TOTAL PURCHASED OPTIONS (Cost $285,717,285)			275,453,484
	Principal Amount
SHORT-TERM INVESTMENTS - 0.28%
Money Market Deposit Account - 0.28%
U.S. Bank Money Market Deposit Account, 5.20% (c)	754,714		754,714
TOTAL SHORT-TERM INVESTMENTS (Cost $754,714)			754,714

Total Investments (Cost $286,471,999) - 103.66%			276,208,198
Liabilities in Excess of Other Assets - (3.66)%			(9,753,726)
TOTAL NET ASSETS - 100.00%			$266,454,472

Asset Type	% of Net Assets
Purchased Options	103.38%
Short Term Investments	0.28
Total Investments	103.66
Liabilities in Excess of Other Assets	(3.66)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

140

INNOVATOR GROWTH-100 POWER BUFFER ETF – JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	6/28/2024	$431.48	7,386	$(259,152,582)	$(2,068,080)
					(2,068,080)
Put Options
Invesco QQQ Trust Series 1	6/28/2024	314.01	7,386	(259,152,582)	(7,511,562)
					(7,511,562)
Total Options Written (Premiums Received $14,746,203)					$(9,579,642)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

141

INNOVATOR GROWTH-100 POWER BUFFER ETF – OCTOBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 105.12% (a)(b)
CALL OPTIONS - 97.81%
Invesco QQQ Trust Series 1, Expires 9/30/2024, Strike Price $3.58	4,205	$147,540,835	$145,031,922
			145,031,922
PUT OPTIONS - 7.31%
Invesco QQQ Trust Series 1, Expires 9/30/2024, Strike Price $358.27	4,205	147,540,835	10,833,636
			10,833,636
TOTAL PURCHASED OPTIONS (Cost $159,496,657)			155,865,558
	Principal Amount
SHORT-TERM INVESTMENTS - 0.29%
Money Market Deposit Account - 0.29%
U.S. Bank Money Market Deposit Account, 5.20% (c)	436,398		436,398
TOTAL SHORT-TERM INVESTMENTS (Cost $436,398)			436,398

Total Investments (Cost $159,933,055) - 105.41%			156,301,956
Liabilities in Excess of Other Assets - (5.41)%			(8,018,020)
TOTAL NET ASSETS - 100.00%			$148,283,936

Asset Type	% of Net Assets
Purchased Options	105.12%
Short Term Investments	0.29
Total Investments	105.41
Liabilities in Excess of Other Assets	(5.41)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

142

INNOVATOR GROWTH-100 POWER BUFFER ETF – OCTOBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	9/30/2024	$423.44	4,205	$(147,540,835)	$(3,364,295)
					(3,364,295)
Put Options
Invesco QQQ Trust Series 1	9/30/2024	304.53	4,205	(147,540,835)	(4,580,380)
					(4,580,380)
Total Options Written (Premiums Received $9,531,582)					$(7,944,675)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

143

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF - JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.50% (a)(b)
CALL OPTIONS - 94.24%
iShares Russell 2000 ETF, Expires 12/29/2023, Strike Price $1.74	8,168	$134,379,936	$132,468,624
			132,468,624
PUT OPTIONS - 6.26%
iShares Russell 2000 ETF, Expires 12/29/2023, Strike Price $174.36	8,168	134,379,936	8,796,936
			8,796,936
TOTAL PURCHASED OPTIONS (Cost $150,646,769)			141,265,560
	Principal Amount
SHORT-TERM INVESTMENTS - 0.26%
Money Market Deposit Account - 0.26%
U.S. Bank Money Market Deposit Account, 5.20% (c)	372,203		372,203
TOTAL SHORT-TERM INVESTMENTS (Cost $372,203)			372,203

Total Investments (Cost $151,018,972) - 100.76%			141,637,763
Liabilities in Excess of Other Assets - (0.76)%			(1,073,159)
TOTAL NET ASSETS - 100.00%			$140,564,604

Asset Type	% of Net Assets
Purchased Options	100.50%
Short Term Investments	0.26
Total Investments	100.76
Liabilities in Excess of Other Assets	(0.76)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

144

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF - JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares Russell 2000 ETF	12/29/2023	$211.92	8,168	$(134,379,936)	$(32,672)
					(32,672)
Put Options
iShares Russell 2000 ETF	12/29/2023	148.21	8,168	(134,379,936)	(980,160)
					(980,160)
Total Options Written (Premiums Received $8,642,466)					$(1,012,832)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

145

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF - APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.02% (a)(b)
CALL OPTIONS - 93.49%
iShares Russell 2000 ETF, Expires 3/28/2024, Strike Price $1.78	8,843	$145,485,036	$142,664,119
			142,664,119
PUT OPTIONS - 8.53%
iShares Russell 2000 ETF, Expires 3/28/2024, Strike Price $178.40	8,843	145,485,036	13,016,896
			13,016,896
TOTAL PURCHASED OPTIONS (Cost $165,870,280)			155,681,015
	Principal Amount
SHORT-TERM INVESTMENTS - 0.28%
U.S. Bank Money Market Deposit Account, 5.20% (c)	431,906		431,906
TOTAL SHORT-TERM INVESTMENTS (Cost $431,906)			431,906

Total Investments (Cost $166,302,186) - 102.30%			156,112,921
Liabilities in Excess of Other Assets - (2.30)%			(3,506,673)
TOTAL NET ASSETS - 100.00%			$152,606,248

Asset Type	% of Net Assets
Purchased Options	102.02%
Short Term Investments	0.28
Total Investments	102.30
Liabilities in Excess of Other Assets	(2.30)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

146

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF - APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares Russell 2000 ETF	3/28/2024	$210.89	8,843	$(145,485,036)	$(123,802)
					(123,802)
Put Options
iShares Russell 2000 ETF	3/28/2024	151.64	8,843	(145,485,036)	(3,289,596)
					(3,289,596)
Total Options Written (Premiums Received $8,396,273)					$(3,413,398)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

147

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF - JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 104.07% (a)(b)
CALL OPTIONS - 91.87%
iShares Russell 2000 ETF, Expires 6/28/2024, Strike Price $1.87	10,471	$172,268,892	$168,426,349
			168,426,349
PUT OPTIONS - 12.20%
iShares Russell 2000 ETF, Expires 6/28/2024, Strike Price $187.27	10,471	172,268,892	22,371,501
			22,371,501
TOTAL PURCHASED OPTIONS (Cost $204,717,128)			190,797,850
	Principal Amount
SHORT-TERM INVESTMENTS - 0.29%
Money Market Deposit Account - 0.29%
U.S. Bank Money Market Deposit Account, 5.20% (c)	539,442		539,442
TOTAL SHORT-TERM INVESTMENTS (Cost $539,442)			539,442

Total Investments (Cost $205,256,570) - 104.36%			191,337,292
Liabilities in Excess of Other Assets - (4.36)%			(7,992,287)
TOTAL NET ASSETS - 100.00%			$183,345,005

Asset Type	% of Net Assets
Purchased Options	104.07%
Short Term Investments	0.29
Total Investments	104.36
Liabilities in Excess of Other Assets	(4.36)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

148

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF - JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares Russell 2000 ETF	6/28/2024	$220.64	10,471	$(172,268,892)	$(298,737)
					(298,737)
Put Options
iShares Russell 2000 ETF	6/28/2024	159.18	10,471	(172,268,892)	(7,568,439)
					(7,568,439)
Total Options Written (Premiums Received $9,159,580)					$(7,867,176)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

149

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF - OCTOBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 104.25% (a)(b)
CALL OPTIONS - 94.95%
iShares Russell 2000 ETF, Expires 9/30/2024, Strike Price $1.77	3,909	$64,310,868	$62,649,230
			62,649,230
PUT OPTIONS - 9.30%
iShares Russell 2000 ETF, Expires 9/30/2024, Strike Price $176.74	3,909	64,310,868	6,132,127
			6,132,127
TOTAL PURCHASED OPTIONS (Cost $71,537,886)			68,781,357
	Principal Amount
SHORT-TERM INVESTMENTS - 0.31%
Money Market Deposit Account - 0.31%
U.S. Bank Money Market Deposit Account, 5.20% (c)	204,256		204,256
TOTAL SHORT-TERM INVESTMENTS (Cost $204,256)			204,256

Total Investments (Cost $71,742,142) - 104.56%			68,985,613
Liabilities in Excess of Other Assets - (4.56)%			(3,006,974)
TOTAL NET ASSETS - 100.00%			$65,978,639

Asset Type	% of Net Assets
Purchased Options	104.25%
Short Term Investments	0.31
Total Investments	104.56
Liabilities in Excess of Other Assets	(4.56)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

150

INNOVATOR U.S. SMALL CAP POWER BUFFER ETF - OCTOBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
iShares Russell 2000 ETF	9/30/2024	$210.50	3,909	$(64,310,868)	$(566,023)
					(566,023)
Put Options
iShares Russell 2000 ETF	9/30/2024	150.23	3,909	(64,310,868)	(2,399,970)
					(2,399,970)
Total Options Written (Premiums Received $3,449,877)					$(2,965,993)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

151

INNOVATOR U.S. EQUITY ACCELERATED ETF – JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.23% (a)(b)
CALL OPTIONS - 102.23%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $382.44	116	$4,851,120	$464,900
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $3.85	116	4,851,120	4,788,640
			5,253,540
TOTAL PURCHASED OPTIONS (Cost $5,277,918)			5,253,540
	Principal Amount
SHORT-TERM INVESTMENTS - 0.46%
Money Market Deposit Account - 0.46%
U.S. Bank Money Market Deposit Account, 5.20% (c)	23,816		23,816
TOTAL SHORT-TERM INVESTMENTS (Cost $23,816)			23,816

Total Investments (Cost $5,301,734) - 102.69%			5,277,356
Liabilities in Excess of Other Assets - (2.69)%			(137,874)
TOTAL NET ASSETS - 100.00%			$5,139,482

Asset Type	% of Net Assets
Purchased Options	102.23%
Short Term Investments	0.46
Total Investments	102.69
Liabilities in Excess of Other Assets	(2.69)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

152

INNOVATOR U.S. EQUITY ACCELERATED ETF – JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	12/29/2023	$430.23	232	$(9,702,240)	$(134,414)

Total Options Written (Premiums Received $386,459)					$(134,414)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

153

INNOVATOR U.S. EQUITY ACCELERATED ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.63% (a)(b)
CALL OPTIONS - 102.63%
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $409.40	130	$5,436,600	$358,037
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $4.12	130	5,436,600	5,346,527
			5,704,564
TOTAL PURCHASED OPTIONS (Cost $5,807,223)			5,704,564
	Principal Amount
SHORT-TERM INVESTMENTS - 0.24%
Money Market Deposit Account - 0.24%
U.S. Bank Money Market Deposit Account, 5.20% (c)	13,509		13,509
TOTAL SHORT-TERM INVESTMENTS (Cost $13,509)			13,509

Total Investments (Cost $5,820,732) - 102.87%			5,718,073
Liabilities in Excess of Other Assets - (2.87)%			(159,637)
TOTAL NET ASSETS - 100.00%			$5,558,436

Asset Type	% of Net Assets
Purchased Options	102.63%
Short Term Investments	0.24
Total Investments	102.87
Liabilities in Excess of Other Assets	(2.87)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

154

INNOVATOR U.S. EQUITY ACCELERATED ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	3/28/2024	$449.88	260	$(10,873,200)	$(155,696)

Total Options Written (Premiums Received $395,760)					$(155,696)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

155

INNOVATOR U.S. EQUITY ACCELERATED ETF – JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.04% (a)(b)
CALL OPTIONS - 101.04%
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $443.28	205	$8,573,100	$315,700
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $4.46	205	8,573,100	8,400,285
			8,715,985
TOTAL PURCHASED OPTIONS (Cost $9,591,733)			8,715,985
	Principal Amount
SHORT-TERM INVESTMENTS - 0.29%
Money Market Deposit Account - 0.29%
U.S. Bank Money Market Deposit Account, 5.20% (c)	25,173		25,173
TOTAL SHORT-TERM INVESTMENTS (Cost $25,173)			25,173

Total Investments (Cost $9,616,906) - 101.33%			8,741,158
Liabilities in Excess of Other Assets - (1.33)%			(114,987)
TOTAL NET ASSETS - 100.00%			$8,626,171

Asset Type	% of Net Assets
Purchased Options	101.04%
Short Term Investments	0.29
Total Investments	101.33
Liabilities in Excess of Other Assets	(1.33)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

156

INNOVATOR U.S. EQUITY ACCELERATED ETF – JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	6/28/2024	$479.50	410	$(17,146,200)	$(146,370)

Total Options Written (Premiums Received $615,436)					$(146,370)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

157

INNOVATOR U.S. EQUITY ACCELERATED ETF – OCTOBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 104.34% (a)(b)
CALL OPTIONS - 104.34%
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $427.48	88	$3,680,160	$272,043
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $4.30	88	3,680,160	3,590,131
			3,862,174
TOTAL PURCHASED OPTIONS (Cost $4,004,724)			3,862,174
	Principal Amount
SHORT-TERM INVESTMENTS - 1.11%
Money Market Deposit Account - 1.11%
U.S. Bank Money Market Deposit Account, 5.20% (c)	41,038		41,038
TOTAL SHORT-TERM INVESTMENTS (Cost $41,038)			41,038

Total Investments (Cost $4,045,762) - 105.45%			3,903,212
Liabilities in Excess of Other Assets - (5.45)%			(201,410)
TOTAL NET ASSETS - 100.00%			$3,701,802

Asset Type	% of Net Assets
Purchased Options	104.34%
Short Term Investments	1.11
Total Investments	105.45
Liabilities in Excess of Other Assets	(5.45)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

158

INNOVATOR U.S. EQUITY ACCELERATED ETF – OCTOBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	9/30/2024	$467.66	176	$(7,360,320)	$(199,350)

Total Options Written (Premiums Received $289,824)					$(199,350)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

159

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF – JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 110.67% (a)(b)
CALL OPTIONS - 110.67%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $382.42	826	$34,543,320	$3,311,888
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $3.79	413	17,271,660	17,051,668
			20,363,556
TOTAL PURCHASED OPTIONS (Cost $20,515,419)			20,363,556
	Principal Amount
SHORT-TERM INVESTMENTS - 0.30%
Money Market Deposit Account - 0.30%
U.S. Bank Money Market Deposit Account, 5.20% (c)	54,425		54,425
TOTAL SHORT-TERM INVESTMENTS (Cost $54,425)			54,425

Total Investments (Cost $20,569,844) - 110.97%			20,417,981
Liabilities in Excess of Other Assets - (10.97)%			(2,018,894)
TOTAL NET ASSETS - 100.00%			$18,399,087

Asset Type	% of Net Assets
Purchased Options	110.67%
Short Term Investments	0.30
Total Investments	110.97
Liabilities in Excess of Other Assets	(10.97)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

160

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF – JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	12/29/2023	$411.92	1,239	$(51,814,980)	$(2,007,205)

Total Options Written (Premiums Received $3,539,465)					$(2,007,205)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

161

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 108.48% (a)(b)
CALL OPTIONS - 108.48%
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $409.38	484	$20,240,880	$1,333,676
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $4.06	242	10,120,440	9,954,174
			11,287,850
TOTAL PURCHASED OPTIONS (Cost $12,168,845)			11,287,850
	Principal Amount
SHORT-TERM INVESTMENTS - 0.12%
Money Market Deposit Account - 0.12%
U.S. Bank Money Market Deposit Account, 5.20% (c)	12,124		12,124
TOTAL SHORT-TERM INVESTMENTS (Cost $12,124)			12,124

Total Investments (Cost $12,180,969) - 108.60%			11,299,974
Liabilities in Excess of Other Assets - (8.60)%			(894,665)
TOTAL NET ASSETS - 100.00%			$10,405,309

Asset Type	% of Net Assets
Purchased Options	108.48%
Short Term Investments	0.12
Total Investments	108.60
Liabilities in Excess of Other Assets	(8.60)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

162

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	3/28/2024	$434.69	726	$(30,361,320)	$(887,891)

Total Options Written (Premiums Received $2,020,304)					$(887,891)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

163

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF – JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 104.75% (a)(b)
CALL OPTIONS - 104.75%
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $443.25	748	$31,281,360	$1,152,324
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $4.39	374	15,640,680	15,305,919
			16,458,243
TOTAL PURCHASED OPTIONS (Cost $19,072,788)			16,458,243
	Principal Amount
SHORT-TERM INVESTMENTS - 0.08%
Money Market Deposit Account - 0.08%
U.S. Bank Money Market Deposit Account, 5.20% (c)	12,069		12,069
TOTAL SHORT-TERM INVESTMENTS (Cost $12,069)			12,069

Total Investments (Cost $19,084,857) - 104.83%			16,470,312
Liabilities in Excess of Other Assets - (4.83)%			(758,252)
TOTAL NET ASSETS - 100.00%			$15,712,060

Asset Type	% of Net Assets
Purchased Options	104.75%
Short Term Investments	0.08
Total Investments	104.83
Liabilities in Excess of Other Assets	(4.83)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

164

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF – JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	6/28/2024	$465.71	1,122	$(46,922,040)	$(747,353)

Total Options Written (Premiums Received $2,610,123)					$(747,353)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

165

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF – OCTOBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 112.63% (a)(b)
CALL OPTIONS - 112.63%
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $427.45	610	$25,510,200	$1,886,834
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $4.24	305	12,755,100	12,444,795
			14,331,629
TOTAL PURCHASED OPTIONS (Cost $15,163,417)			14,331,629
	Principal Amount
SHORT-TERM INVESTMENTS - 0.12%
Money Market Deposit Account - 0.12%
U.S. Bank Money Market Deposit Account, 5.20% (c)	15,421		15,421
TOTAL SHORT-TERM INVESTMENTS (Cost $15,421)			15,421

Total Investments (Cost $15,178,838) - 112.75%			14,347,050
Liabilities in Excess of Other Assets - (12.75)%			(1,622,769)
TOTAL NET ASSETS - 100.00%			$12,724,281

Asset Type	% of Net Assets
Purchased Options	112.63%
Short Term Investments	0.12
Total Investments	112.75
Liabilities in Excess of Other Assets	(12.75)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

166

INNOVATOR U.S. EQUITY ACCELERATED PLUS ETF – OCTOBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	9/30/2024	$452.44	915	$(38,265,300)	$(1,614,508)

Total Options Written (Premiums Received $2,253,921)					$(1,614,508)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

167

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF – JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 105.94% (a)(b)
CALL OPTIONS - 105.38%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $382.43	1,666	$69,672,120	$6,678,428
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $3.80	1,666	69,672,120	68,783,042
			75,461,470
PUT OPTIONS - 0.56%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $382.42	1,666	69,672,120	398,857
			398,857
TOTAL PURCHASED OPTIONS (Cost $77,034,452)			75,860,327
	Principal Amount
SHORT-TERM INVESTMENTS - 0.20%
Money Market Deposit Account - 0.20%
U.S. Bank Money Market Deposit Account, 5.20% (c)	141,512		141,512
TOTAL SHORT-TERM INVESTMENTS (Cost $141,512)			141,512

Total Investments (Cost $77,175,964) - 106.14%			76,001,839
Liabilities in Excess of Other Assets - (6.14)%			(4,392,847)
TOTAL NET ASSETS - 100.00%			$71,608,992

Asset Type	% of Net Assets
Purchased Options	105.94%
Short Term Investments	0.20
Total Investments	106.14
Liabilities in Excess of Other Assets	(6.14)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

168

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF – JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	12/29/2023	$417.23	3,332	$(139,344,240)	$(4,228,641)
					(4,228,641)
Put Options
SPDR S&P 500 ETF	12/29/2023	348.00	1,666	(69,672,120)	(116,537)
					(116,537)
Total Options Written (Premiums Received $10,509,760)					$(4,345,178)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

169

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 105.71% (a)(b)
CALL OPTIONS - 102.85%
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $409.39	1,730	$72,348,600	$4,766,150
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $4.07	1,730	72,348,600	71,156,630
			75,922,780
PUT OPTIONS - 2.86%
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $409.38	1,730	72,348,600	2,112,330
			2,112,330
TOTAL PURCHASED OPTIONS (Cost $81,601,181)			78,035,110
	Principal Amount
SHORT-TERM INVESTMENTS - 0.21%
Money Market Deposit Account - 0.21%
U.S. Bank Money Market Deposit Account, 5.20% (c)	157,244		157,244
TOTAL SHORT-TERM INVESTMENTS (Cost $157,244)			157,244

Total Investments (Cost $81,758,425) - 105.92%			78,192,354
Liabilities in Excess of Other Assets - (5.92)%			(4,367,780)
TOTAL NET ASSETS - 100.00%			$73,824,574

Asset Type	% of Net Assets
Purchased Options	105.71%
Short Term Investments	0.21
Total Investments	105.92
Liabilities in Excess of Other Assets	(5.92)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

170

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	3/28/2024	$439.40	3,460	$(144,697,200)	$(3,460,000)
					(3,460,000)
Put Options
SPDR S&P 500 ETF	3/28/2024	372.53	1,730	(72,348,600)	(899,600)
					(899,600)
Total Options Written (Premiums Received $9,896,642)					$(4,359,600)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

171

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF – JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 105.58% (a)(b)
CALL OPTIONS - 98.87%
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $443.27	1,832	$76,614,240	$2,820,492
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $4.41	1,832	76,614,240	74,970,936
			77,791,428
PUT OPTIONS - 6.71%
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $443.27	1,832	76,614,240	5,279,879
			5,279,879
TOTAL PURCHASED OPTIONS (Cost $89,800,667)			83,071,307
	Principal Amount
SHORT-TERM INVESTMENTS - 0.27%
Money Market Deposit Account - 0.27%
U.S. Bank Money Market Deposit Account, 5.20% (c)	212,874		212,874
TOTAL SHORT-TERM INVESTMENTS (Cost $212,874)			212,874

Total Investments (Cost $90,013,541) - 105.85%			83,284,181
Liabilities in Excess of Other Assets - (5.85)%			(4,603,421)
TOTAL NET ASSETS - 100.00%			$78,680,760

Asset Type	% of Net Assets
Purchased Options	105.58%
Short Term Investments	0.27
Total Investments	105.85
Liabilities in Excess of Other Assets	(5.85)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

172

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF – JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	6/28/2024	$471.21	3,664	$(153,228,480)	$(1,903,484)
					(1,903,484)
Put Options
SPDR S&P 500 ETF	6/28/2024	403.37	1,832	(76,614,240)	(2,646,948)
					(2,646,948)
Total Options Written (Premiums Received $9,331,203)					$(4,550,432)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

173

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF – OCTOBER

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 110.35% (a)(b)
CALL OPTIONS - 104.43%
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $427.47	1,311	$54,826,020	$4,053,599
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $4.25	1,311	54,826,020	53,490,976
			57,544,575
PUT OPTIONS - 5.92%
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $427.47	1,311	54,826,020	3,260,195
			3,260,195
TOTAL PURCHASED OPTIONS (Cost $62,949,239)			60,804,770
	Principal Amount
SHORT-TERM INVESTMENTS - 0.29%
Money Market Deposit Account - 0.29%
U.S. Bank Money Market Deposit Account, 5.20% (c)	159,855		159,855
TOTAL SHORT-TERM INVESTMENTS (Cost $159,855)			159,855

Total Investments (Cost $63,109,094) - 110.64%			60,964,625
Liabilities in Excess of Other Assets - (10.64)%			(5,859,005)
TOTAL NET ASSETS - 100.00%			$55,105,620

Asset Type	% of Net Assets
Purchased Options	110.35%
Short Term Investments	0.29
Total Investments	110.64
Liabilities in Excess of Other Assets	(10.64)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

174

INNOVATOR U.S. EQUITY ACCELERATED 9 BUFFER ETF – OCTOBER

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	9/30/2024	$457.83	2,622	$(109,652,040)	$(3,993,411)
					(3,993,411)
Put Options
SPDR S&P 500 ETF	9/30/2024	388.99	1,311	(54,826,020)	(1,833,027)
					(1,833,027)
Total Options Written (Premiums Received $7,453,546)					$(5,826,438)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

175

INNOVATOR GROWTH ACCELERATED PLUS ETF – JANUARY

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 158.41% (a)(b)
CALL OPTIONS - 158.41%
Invesco QQQ Trust Series 1, Expires 12/29/2023, Strike Price $266.29	1,714	$60,139,118	$14,892,895
Invesco QQQ Trust Series 1, Expires 12/29/2023, Strike Price $2.67	857	30,069,559	29,797,650
			44,690,545
TOTAL PURCHASED OPTIONS (Cost $35,468,917)			44,690,545
	Principal Amount
SHORT-TERM INVESTMENTS - 0.18%
Money Market Deposit Account - 0.18%
U.S. Bank Money Market Deposit Account, 5.20% (c)	52,009		52,009
TOTAL SHORT-TERM INVESTMENTS (Cost $52,009)			52,009

Total Investments (Cost $35,520,926) - 158.59%			44,742,554
Liabilities in Excess of Other Assets - (58.59)%			(16,529,939)
TOTAL NET ASSETS - 100.00%			$28,212,615

Asset Type	% of Net Assets
Purchased Options	158.41%
Short Term Investments	0.18
Total Investments	158.59
Liabilities in Excess of Other Assets	(58.59)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

176

INNOVATOR GROWTH ACCELERATED PLUS ETF – JANUARY

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	12/29/2023	$289.69	2,571	$(90,208,677)	$(16,510,911)

Total Options Written (Premiums Received $7,268,792)					$(16,510,911)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

177

INNOVATOR GROWTH ACCELERATED PLUS ETF – APRIL

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 123.09% (a)(b)
CALL OPTIONS - 123.09%
Invesco QQQ Trust Series 1, Expires 3/28/2024, Strike Price $320.94	1,054	$36,981,698	$4,663,360
Invesco QQQ Trust Series 1, Expires 3/28/2024, Strike Price $3.22	527	18,490,849	18,266,478
			22,929,838
TOTAL PURCHASED OPTIONS (Cost $22,210,109)			22,929,838
	Principal Amount
SHORT-TERM INVESTMENTS - 0.27%
Money Market Deposit Account - 0.27%
U.S. Bank Money Market Deposit Account, 5.20% (c)	49,466		49,466
TOTAL SHORT-TERM INVESTMENTS (Cost $49,466)			49,466

Total Investments (Cost $22,259,575) - 123.36%			22,979,304
Liabilities in Excess of Other Assets - (23.36)%			(4,350,919)
TOTAL NET ASSETS - 100.00%			$18,628,385

Asset Type	% of Net Assets
Purchased Options	123.09%
Short Term Investments	0.27
Total Investments	123.36
Liabilities in Excess of Other Assets	(23.36)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

178

INNOVATOR GROWTH ACCELERATED PLUS ETF – APRIL

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	3/28/2024	$344.23	1,581	$(55,472,547)	$(4,339,213)

Total Options Written (Premiums Received $4,851,884)					$(4,339,213)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

179

INNOVATOR GROWTH ACCELERATED PLUS ETF – JULY

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 108.68% (a)(b)
CALL OPTIONS - 108.68%
Invesco QQQ Trust Series 1, Expires 6/28/2024, Strike Price $369.43	990	$34,736,130	$2,078,119
Invesco QQQ Trust Series 1, Expires 6/28/2024, Strike Price $3.71	495	17,368,065	17,097,835
			19,175,954
TOTAL PURCHASED OPTIONS (Cost $21,748,675)			19,175,954
	Principal Amount
SHORT-TERM INVESTMENTS - 0.16%
Money Market Deposit Account - 0.16%
U.S. Bank Money Market Deposit Account, 5.20% (c)	28,130		28,130
TOTAL SHORT-TERM INVESTMENTS (Cost $28,130)			28,130

Total Investments (Cost $21,776,805) - 108.84%			19,204,084
Liabilities in Excess of Other Assets - (8.84)%			(1,558,577)
TOTAL NET ASSETS - 100.00%			$17,645,507

Asset Type	% of Net Assets
Purchased Options	108.68%
Short Term Investments	0.16
Total Investments	108.84
Liabilities in Excess of Other Assets	(8.84)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

180

INNOVATOR GROWTH ACCELERATED PLUS ETF – JULY

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	6/28/2024	$395.28	1,485	$(52,104,195)	$(1,546,835)

Total Options Written (Premiums Received $3,517,370)					$(1,546,835)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

181

INNOVATOR GROWTH ACCELERATED PLUS ETF – OCTOBER

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 117.67% (a)(b)
CALL OPTIONS - 117.67%
Invesco QQQ Trust Series 1, Expires 9/30/2024, Strike Price $358.27	650	$22,806,550	$2,198,580
Invesco QQQ Trust Series 1, Expires 9/30/2024, Strike Price $3.60	325	11,403,275	11,208,745
			13,407,325
TOTAL PURCHASED OPTIONS (Cost $14,129,673)			13,407,325
	Principal Amount
SHORT-TERM INVESTMENTS - 0.18%
Money Market Deposit Account - 0.18%
U.S. Bank Money Market Deposit Account, 5.20% (c)	20,363		20,363
TOTAL SHORT-TERM INVESTMENTS (Cost $20,363)			20,363

Total Investments (Cost $14,150,036) - 117.85%			13,427,688
Liabilities in Excess of Other Assets - (17.85)%			(2,033,871)
TOTAL NET ASSETS - 100.00%			$11,393,817

Asset Type	% of Net Assets
Purchased Options	117.67%
Short Term Investments	0.18
Total Investments	117.85
Liabilities in Excess of Other Assets	(17.85)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

182

INNOVATOR GROWTH ACCELERATED PLUS ETF – OCTOBER

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	9/30/2024	$384.28	975	$(34,209,825)	$(2,026,557)

Total Options Written (Premiums Received $2,605,766)					$(2,026,557)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

183

INNOVATOR U.S. EQUITY ACCELERATED ETF – QUARTERLY

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.83% (a)(b)
CALL OPTIONS - 100.83%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $427.48	1,826	$76,363,320	$1,281,633
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $1.08	1,826	76,363,320	75,880,927
			77,162,560
TOTAL PURCHASED OPTIONS (Cost $80,194,127)			77,162,560
	Principal Amount
SHORT-TERM INVESTMENTS - 0.13%
Money Market Deposit Account - 0.13%
U.S. Bank Money Market Deposit Account, 5.20% (c)	101,819		101,819
TOTAL SHORT-TERM INVESTMENTS (Cost $101,819)			101,819

Total Investments (Cost $80,295,946) - 100.96%			77,264,379
Liabilities in Excess of Other Assets - (0.96)%			(736,142)
TOTAL NET ASSETS - 100.00%			$76,528,237

Asset Type	% of Net Assets
Purchased Options	100.83%
Short Term Investments	0.13
Total Investments	100.96
Liabilities in Excess of Other Assets	(0.96)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

184

INNOVATOR U.S. EQUITY ACCELERATED ETF – QUARTERLY

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	12/29/2023	$443.25	3,652	$(152,726,640)	$(679,345)

Total Options Written (Premiums Received $2,363,229)					$(679,345)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

185

INNOVATOR GROWTH ACCELERATED ETF – QUARTERLY

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.81% (a)(b)
CALL OPTIONS - 101.81%
Invesco QQQ Trust Series 1, Expires 12/29/2023, Strike Price $358.27	932	$32,701,084	$871,327
Invesco QQQ Trust Series 1, Expires 12/29/2023, Strike Price $0.90	932	32,701,084	32,568,824
			33,440,151
TOTAL PURCHASED OPTIONS (Cost $34,851,912)			33,440,151
	Principal Amount
SHORT-TERM INVESTMENTS - 0.06%
Money Market Deposit Account - 0.06%
U.S. Bank Money Market Deposit Account, 5.20% (c)	21,113		21,113
TOTAL SHORT-TERM INVESTMENTS (Cost $21,113)			21,113

Total Investments (Cost $34,873,025) - 101.87%			33,461,264
Liabilities in Excess of Other Assets - (1.87)%			(614,743)
TOTAL NET ASSETS - 100.00%			$32,846,521

Asset Type	% of Net Assets
Purchased Options	101.81%
Short Term Investments	0.06
Total Investments	101.87
Liabilities in Excess of Other Assets	(1.87)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

186

INNOVATOR GROWTH ACCELERATED ETF – QUARTERLY

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
Invesco QQQ Trust Series 1	12/29/2023	$374.93	1,864	$(65,402,168)	$(592,715)

Total Options Written (Premiums Received $1,473,782)					$(592,715)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

187

INNOVATOR EQUITY DEFINED PROTECTION ETF – 2 YR TO JULY 2025

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.55% (a)(b)
CALL OPTIONS - 92.43%
SPDR S&P 500 ETF, Expires 6/30/2025, Strike Price $8.12	4,560	$190,699,200	$182,834,841
			182,834,841
PUT OPTIONS - 9.12%
SPDR S&P 500 ETF, Expires 6/30/2025, Strike Price $450.84	4,560	190,699,200	18,049,620
			18,049,620
TOTAL PURCHASED OPTIONS (Cost $208,720,848)			200,884,461
	Principal Amount
SHORT-TERM INVESTMENTS - 0.34%
Money Market Deposit Account - 0.34%
U.S. Bank Money Market Deposit Account, 5.20% (c)	667,558		667,558
TOTAL SHORT-TERM INVESTMENTS (Cost $667,558)			667,558

Total Investments (Cost $209,388,406) - 101.89%			201,552,019
Liabilities in Excess of Other Assets - (1.89)%			(3,743,739)
TOTAL NET ASSETS - 100.00%			$197,808,280

Asset Type	% of Net Assets
Purchased Options	101.55%
Short Term Investments	0.34
Total Investments	101.89
Liabilities in Excess of Other Assets	(1.89)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

188

INNOVATOR EQUITY DEFINED PROTECTION ETF – 2 YR TO JULY 2025

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	6/30/2025	$525.81	4,560	$(190,699,200)	$(3,621,324)

Total Options Written (Premiums Received $7,989,599)					$(3,621,324)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

189

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Receivable for fund shares sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

190

INNOVATOR ETFs TRUST

Innovator Emerging Markets Power Buffer ETF - January	Innovator Emerging Markets Power Buffer ETF - April	Innovator Emerging Markets Power Buffer ETF - July	Innovator Emerging Markets Power Buffer ETF - October

$265,922,689	$59,718,756	$104,262,520	$44,549,839
1,672	490	872	353
–	–	–	550
–	598,222	–	41,954
–	–	–	1,099,355
101	154	199	106
265,924,462	60,317,622	104,263,591	45,692,157

1,340,966	1,184,710	3,103,294	1,652,738
–	590,758	–	–
176,224	45,347	79,199	29,679
–	11,890	–	1,134,759
1,517,190	1,832,705	3,182,493	2,817,176
$264,407,272	$58,484,917	$101,081,098	$42,874,981

$283,800,054	$68,197,383	$119,452,117	$44,674,967
(19,392,782)	(9,712,466)	(18,371,019)	(1,799,986)
$264,407,272	$58,484,917	$101,081,098	$42,874,981

$264,407,272	$58,484,917	$101,081,098	$42,874,981
9,825,000	2,475,000	4,575,000	1,950,000
$26.91	$23.63	$22.09	$21.99

$271,927,974	$62,911,943	$108,450,420	$45,441,130
5,046,044	2,649,765	3,422,046	1,883,482

The accompanying notes are an integral part of these financial statements.

191

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Receivable for fund shares sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

192

INNOVATOR ETFs TRUST

Innovator International Developed Power Buffer ETF - January	Innovator International Developed Power Buffer ETF - April	Innovator International Developed Power Buffer ETF - July	Innovator International Developed Power Buffer ETF - September

$121,258,548	$225,316,003	$201,566,134	$37,062,628
1,079	2,174	1,988	290
–	596	–	901
–	3,033,760	–	49,723
–	–	–	1,802,303
145	209	226	938
121,259,772	228,352,742	201,568,348	38,916,783

448,369	2,945,012	5,401,705	1,002,820
–	2,978,887	–	–
87,003	163,432	143,712	24,095
–	39,910	–	1,843,351
535,372	6,127,241	5,545,417	2,870,266
$120,724,400	$222,225,501	$196,022,931	$36,046,517

$136,395,578	$241,791,624	$205,958,977	$37,080,895
(15,671,178)	(19,566,123)	(9,936,046)	(1,034,378)
$120,724,400	$222,225,501	$196,022,931	$36,046,517

$120,724,400	$222,225,501	$196,022,931	$36,046,517
4,450,000	9,325,000	7,825,000	1,500,000
$27.13	$23.83	$25.05	$24.03

$127,625,068	$237,129,338	$208,783,091	$37,957,073
3,843,690	7,540,149	5,540,856	899,475

The accompanying notes are an integral part of these financial statements.

193

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Receivable for fund shares sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Due to Broker for Options
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

194

INNOVATOR ETFs TRUST

Innovator International Developed Power Buffer ETF - October	Innovator International Developed Power Buffer ETF - November	Innovator 20+ Year Treasury Bond 9 Buffer ETF - July	Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly

$108,996,728	$1,284,980	$87,218,716	$10,290,117
1,223	–	1,035	76
3,221	–	–	–
17,236,198	39,491	–	–
–	1,247,500	–	–
–	–	96	206
126,237,370	2,571,971	87,219,847	10,290,399

3,237,290	39,668	9,726,952	21,103
16,749,720	–	–	–
82,006	–	52,686	7,783
621	–	–	–
514,263	1,285,156	–	–
20,583,900	1,324,824	9,779,638	28,886
$105,653,470	$1,247,147	$77,440,209	$10,261,513

$116,897,512	$1,247,500	$91,892,415	$14,409,223
(11,244,042)	(353)	(14,452,206)	(4,147,710)
$105,653,470	$1,247,147	$77,440,209	$10,261,513

$105,653,470	$1,247,147	$77,440,209	$10,261,513
4,100,000	50,000	4,350,000	550,000
$25.77	$24.94	$17.80	$18.66

$110,505,516	$1,285,156	$91,723,462	$10,668,364
3,291,731	39,491	3,416,113	58,616

The accompanying notes are an integral part of these financial statements.

195

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Receivable for investments sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

196

INNOVATOR ETFs TRUST

Innovator Defined Wealth Shield ETF	Innovator Double Stacker ETF - January	Innovator Triple Stacker ETF - January	Innovator Double Stacker 9 Buffer ETF - January

$494,439,404	$2,548,347	$5,937,714	$8,896,481
3,442	81	139	164
–	–	816,665	–
200	107	108	49
494,443,046	2,548,535	6,754,626	8,896,694

3,775,779	404,000	1,231,445	1,720,740
–	–	668,428	–
276,101	1,440	3,623	4,806
–	–	172,127	–
4,051,880	405,440	2,075,623	1,725,546
$490,391,166	$2,143,095	$4,679,003	$7,171,148

$503,785,373	$3,631,072	$16,788,938	$11,819,802
(13,394,207)	(1,487,977)	(12,109,935)	(4,648,654)
$490,391,166	$2,143,095	$4,679,003	$7,171,148

$490,391,166	$2,143,095	$4,679,003	$7,171,148
17,650,000	75,000	175,000	250,000
$27.78	$28.57	$26.74	$28.68

$501,665,411	$2,011,836	$5,139,950	$7,407,912
10,738,337	214,380	987,278	1,293,437

The accompanying notes are an integral part of these financial statements.

197

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Receivable for investments sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

198

INNOVATOR ETFs TRUST

Innovator Growth- 100 Power Buffer ETF - January	Innovator Growth- 100 Power Buffer ETF - April	Innovator Growth- 100 Power Buffer ETF - July	Innovator Growth- 100 Power Buffer ETF - October

$85,921,361	$137,284,979	$276,208,198	$156,301,956
758	1,520	3,272	1,479
–	–	1,305,286	–
187	203	269	99
85,922,306	137,286,702	277,517,025	156,303,534

8,221,470	4,746,520	9,579,642	7,944,675
–	–	1,256,860	–
51,948	94,502	180,652	74,923
–	–	45,399	–
8,273,418	4,841,022	11,062,553	8,019,598
$77,648,888	$132,445,680	$266,454,472	$148,283,936

$111,514,605	$130,955,805	$285,705,665	$150,761,157
(33,865,717)	1,489,875	(19,251,193)	(2,477,221)
$77,648,888	$132,445,680	$266,454,472	$148,283,936

$77,648,888	$132,445,680	$266,454,472	$148,283,936
1,900,000	3,175,000	5,300,000	3,520,000
$40.87	$41.72	$50.27	$42.13

$70,505,113	$131,124,121	$286,471,999	$159,933,055
5,419,926	8,426,618	14,746,203	9,531,582

The accompanying notes are an integral part of these financial statements.

199

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Receivable for fund shares sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

200

INNOVATOR ETFs TRUST

Innovator U.S. Small Cap Power Buffer ETF - January	Innovator U.S. Small Cap Power Buffer ETF - April	Innovator U.S. Small Cap Power Buffer ETF - July	Innovator U.S. Small Cap Power Buffer ETF - October

$141,637,763	$156,112,921	$191,337,292	$68,985,613
1,594	1,954	2,438	851
2,959	–	–	–
41,545	668,987	–	–
5,918,460	–	–	–
177	209	200	104
147,602,498	156,784,071	191,339,930	68,986,568

1,012,832	3,413,398	7,867,176	2,965,993
–	643,908	–	–
91,889	105,846	127,749	41,936
5,933,173	14,671	–	–
7,037,894	4,177,823	7,994,925	3,007,929
$140,564,604	$152,606,248	$183,345,005	$65,978,639

$171,033,944	$169,503,140	$210,280,506	$72,026,591
(30,469,340)	(16,896,892)	(26,935,501)	(6,047,952)
$140,564,604	$152,606,248	$183,345,005	$65,978,639

$140,564,604	$152,606,248	$183,345,005	$65,978,639
4,750,000	5,925,000	7,600,000	2,675,000
$29.59	$25.76	$24.12	$24.66

$151,018,972	$166,302,186	$205,256,570	$71,742,142
8,642,466	8,396,273	9,159,580	3,449,877

The accompanying notes are an integral part of these financial statements.

201

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Receivable for fund shares sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

202

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated ETF - January	Innovator U.S. Equity Accelerated ETF - April	Innovator U.S. Equity Accelerated ETF - July	Innovator U.S. Equity Accelerated ETF - October

$5,277,356	$5,718,073	$8,741,158	$3,903,212
103	123	123	80
–	–	332	–
–	–	10,645	–
–	–	663,535	–
202	206	2	101
5,277,661	5,718,402	9,415,795	3,903,393

134,414	155,696	146,370	199,350
3,765	4,270	5,435	2,241
–	–	637,819	–
138,179	159,966	789,624	201,591
$5,139,482	$5,558,436	$8,626,171	$3,701,802

$5,735,251	$5,977,929	$9,971,239	$10,367,668
(595,769)	(419,493)	(1,345,068)	(6,665,866)
$5,139,482	$5,558,436	$8,626,171	$3,701,802

$5,139,482	$5,558,436	$8,626,171	$3,701,802
225,000	200,000	325,000	150,000
$22.84	$27.79	$26.54	$24.68

$5,301,734	$5,820,732	$9,616,906	$4,045,762
386,459	395,760	615,436	289,824

The accompanying notes are an integral part of these financial statements.

203

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

204

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated Plus ETF - January	Innovator U.S. Equity Accelerated Plus ETF - April	Innovator U.S. Equity Accelerated Plus ETF - July	Innovator U.S. Equity Accelerated Plus ETF - October

$20,417,981	$11,299,974	$16,470,312	$14,347,050
87	66	140	200
202	208	13	99
20,418,270	11,300,248	16,470,465	14,347,349

2,007,205	887,891	747,353	1,614,508
11,978	7,048	11,052	8,560
2,019,183	894,939	758,405	1,623,068
$18,399,087	$10,405,309	$15,712,060	$12,724,281

$18,437,199	$11,701,029	$19,672,643	$13,876,584
(38,112)	(1,295,720)	(3,960,583)	(1,152,303)
$18,399,087	$10,405,309	$15,712,060	$12,724,281

$18,399,087	$10,405,309	$15,712,060	$12,724,281
800,000	375,000	600,000	525,000
$23.00	$27.75	$26.19	$24.24

$20,569,844	$12,180,969	$19,084,857	$15,178,838
3,539,465	2,020,304	2,610,123	2,253,921

The accompanying notes are an integral part of these financial statements.

205

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Receivable for investments sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

206

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated 9 Buffer ETF - January	Innovator U.S. Equity Accelerated 9 Buffer ETF - April	Innovator U.S. Equity Accelerated 9 Buffer ETF - July	Innovator U.S. Equity Accelerated 9 Buffer ETF - October

$76,001,839	$78,192,354	$83,284,181	$60,964,625
704	837	911	683
–	45,100	–	–
198	208	19	200
76,002,741	78,238,499	83,285,111	60,965,508

4,345,178	4,359,600	4,550,432	5,826,438
48,571	51,799	53,919	33,450
–	2,526	–	–
4,393,749	4,413,925	4,604,351	5,859,888
$71,608,992	$73,824,574	$78,680,760	$55,105,620

$70,395,975	$75,513,380	$82,947,646	$57,476,783
1,213,017	(1,688,806)	(4,266,886)	(2,371,163)
$71,608,992	$73,824,574	$78,680,760	$55,105,620

$71,608,992	$73,824,574	$78,680,760	$55,105,620
2,900,000	2,575,000	2,800,000	2,125,000
$24.69	$28.67	$28.10	$25.93

$77,175,964	$81,758,425	$90,013,541	$63,109,094
10,509,760	9,896,642	9,331,203	7,453,546

The accompanying notes are an integral part of these financial statements.

207

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

208

INNOVATOR ETFs TRUST

Innovator Growth Accelerated Plus ETF - January	Innovator Growth Accelerated Plus ETF - April	Innovator Growth Accelerated Plus ETF - July	Innovator Growth Accelerated Plus ETF - October

$44,742,554	$22,979,304	$19,204,084	$13,427,688
242	223	150	138
201	205	205	200
44,742,997	22,979,732	19,204,439	13,428,026

16,510,911	4,339,213	1,546,835	2,026,557
19,471	12,134	12,097	7,652
16,530,382	4,351,347	1,558,932	2,034,209
$28,212,615	$18,628,385	$17,645,507	$11,393,817

$31,373,631	$23,135,723	$25,159,640	$14,166,219
(3,161,016)	(4,507,338)	(7,514,133)	(2,772,402)
$28,212,615	$18,628,385	$17,645,507	$11,393,817

$28,212,615	$18,628,385	$17,645,507	$11,393,817
1,350,000	625,000	725,000	500,000
$20.90	$29.81	$24.34	$22.79

$35,520,926	$22,259,575	$21,776,805	$14,150,036
7,268,792	4,851,884	3,517,370	2,605,766

The accompanying notes are an integral part of these financial statements.

209

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Receivable for investments sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

210

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated ETF - Quarterly	Innovator Growth Accelerated ETF - Quarterly	Innovator Equity Defined Protection ETF - 2 Yr to July 2025

$77,264,379	$33,461,264	$201,552,019
611	219	2,750
676,123	–	–
200	45	200
77,941,313	33,461,528	201,554,969

679,345	592,715	3,621,324
677,240	–	–
50,539	22,292	125,365
5,952	–	–
1,413,076	615,007	3,746,689
$76,528,237	$32,846,521	$197,808,280

$81,066,858	$39,481,256	$201,580,662
(4,538,621)	(6,634,735)	(3,772,382)
$76,528,237	$32,846,521	$197,808,280

$76,528,237	$32,846,521	$197,808,280
2,825,000	1,375,000	8,150,000
$27.09	$23.89	$24.27

$80,295,946	$34,873,025	$209,388,406
2,363,229	1,473,782	7,989,599

The accompanying notes are an integral part of these financial statements.

211

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

212

INNOVATOR ETFs TRUST

Innovator Emerging Markets Power Buffer ETF - January	Innovator Emerging Markets Power Buffer ETF - April	Innovator Emerging Markets Power Buffer ETF - July	Innovator Emerging Markets Power Buffer ETF - October

$10,254	$4,646	$7,573	$2,332
10,254	4,646	7,573	2,332

897,147	452,317	807,084	281,764
897,147	452,317	807,084	281,764
(886,893)	(447,671)	(799,511)	(279,432)

(11,667,099)	(3,642,115)	(4,572,702)	(512,687)
5,669,571	1,151,748	1,779,662	1,354,545
1,720,689	1,557,518	1,020,150	676,674
(1,219,588)	949,893	3,772,193	1,047,632

(571,337)	(379,536)	(1,162,651)	(464,922)
9,312,510	3,177,285	751,937	325,688
3,244,746	2,814,793	1,588,589	2,426,930
$2,357,853	$2,367,122	$789,078	$2,147,498

The accompanying notes are an integral part of these financial statements.

213

INNOVATOR ETFs TRUST

Statements of Operations

For the Year or Period Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

(a)	Since Commencement of Operations on August 31, 2023.

The accompanying notes are an integral part of these financial statements.

214

INNOVATOR ETFs TRUST

Innovator International Developed Power Buffer ETF - January	Innovator International Developed Power Buffer ETF - April	Innovator International Developed Power Buffer ETF - July	Innovator International Developed Power Buffer ETF – September (a)

$15,538	$19,627	$18,511	$1,169
15,538	19,627	18,511	1,169

1,231,238	1,456,823	1,406,460	37,756
1,231,238	1,456,823	1,406,460	37,756
(1,215,700)	(1,437,196)	(1,387,949)	(36,587)

(8,432,159)	(4,099,347)	9,304,548	–
8,730,439	5,001,595	13,246,245	–
4,087,257	3,924,340	3,025,247	–
1,557,032	205,380	3,679,113	–

(2,407,077)	(11,199,626)	(4,330,753)	(894,445)
7,565,960	5,202,132	(963,353)	(103,345)
11,101,452	(965,526)	23,961,047	(997,790)
$9,885,752	$(2,402,722)	$22,573,098	$(1,034,377)

The accompanying notes are an integral part of these financial statements.

215

INNOVATOR ETFs TRUST

Statements of Operations

For the Year or Period Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

(a)	Since Commencement of Operations on October 31, 2023.

The accompanying notes are an integral part of these financial statements.

216

INNOVATOR ETFs TRUST

Innovator International Developed Power Buffer ETF - October	Innovator International Developed Power Buffer ETF – November (a)	Innovator 20+ Year Treasury Bond 9 Buffer ETF - July	Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly

$9,205	$–	$7,356	$641
9,205	–	7,356	641

881,362	–	447,165	93,036
881,362	–	447,165	93,036
(872,157)	–	(439,809)	(92,395)

(6,284,084)	–	(2,110,886)	(1,824,878)
22,592,264	–	1,916,206	533,899
4,020,616	–	2,428,034	147,848
(418,128)	–	782,655	273,204

(4,162,253)	(176)	(3,898,652)	150,069
136,174	(177)	(5,486,424)	(170,454)
15,884,589	(353)	(6,369,067)	(890,312)
$15,012,432	$(353)	$(6,808,876)	$(982,707)

The accompanying notes are an integral part of these financial statements.

217

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

218

INNOVATOR ETFs TRUST

Innovator Defined Wealth Shield ETF	Innovator Double Stacker ETF - January	Innovator Triple Stacker ETF - January	Innovator Double Stacker 9 Buffer ETF - January

$25,096	$874	$1,403	$914
25,096	874	1,403	914

2,534,672	20,789	42,407	56,634
2,534,672	20,789	42,407	56,634
(2,509,576)	(19,915)	(41,004)	(55,720)

20,738,654	(699,505)	(2,375,932)	(900,685)
8,592,943	–	(97,169)	100,499
4,251,077	–	167,855	94,021
(7,180,514)	147,023	1,022,067	354,233

(18,100,069)	1,545,302	3,476,743	2,353,359
13,913,436	(501,487)	(1,543,141)	(1,018,158)
22,215,527	491,333	650,423	983,269
$19,705,951	$471,418	$609,419	$927,549

The accompanying notes are an integral part of these financial statements.

219

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

220

INNOVATOR ETFs TRUST

Innovator Growth- 100 Power Buffer ETF - January	Innovator Growth- 100 Power Buffer ETF - April	Innovator Growth- 100 Power Buffer ETF - July	Innovator Growth- 100 Power Buffer ETF - October

$8,856	$12,324	$20,003	$9,663
8,856	12,324	20,003	9,663

682,264	802,498	1,151,856	689,583
682,264	802,498	1,151,856	689,583
(673,408)	(790,174)	(1,131,853)	(679,920)

(15,765,249)	(4,991,418)	2,704,552	9,122,113
15,349,905	3,452,728	12,152,176	10,425,414
533,108	3,173,714	4,560,062	(108,715)
(11,936,583)	1,711,675	(1,597,578)	(1,156,873)

22,978,956	9,851,391	(6,390,780)	(4,629,344)
2,867,392	3,778,120	598,976	1,401,328
14,027,529	16,976,210	12,027,408	15,053,923
$13,354,121	$16,186,036	$10,895,555	$14,374,003

The accompanying notes are an integral part of these financial statements.

221

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

222

INNOVATOR ETFs TRUST

Innovator U.S. Small Cap Power Buffer ETF - January	Innovator U.S. Small Cap Power Buffer ETF - April	Innovator U.S. Small Cap Power Buffer ETF - July	Innovator U.S. Small Cap Power Buffer ETF - October

$18,676	$15,394	$16,050	$8,535
18,676	15,394	16,050	8,535

1,135,203	997,107	867,487	590,029
1,135,203	997,107	867,487	590,029
(1,116,527)	(981,713)	(851,437)	(581,494)

(15,352,079)	(7,390,011)	81,023	(2,578,770)
8,192,335	1,610,133	795,815	2,383,736
4,094,584	3,501,368	1,093,382	2,153,137
(275,283)	3,582,232	5,170,699	4,273,464

(3,339,909)	(3,718,637)	(17,200,735)	(6,345,413)
5,001,348	2,335,027	1,083,643	1,513,264
(1,679,004)	(79,888)	(8,976,173)	1,399,418
$(2,795,531)	$(1,061,601)	$(9,827,610)	$817,924

The accompanying notes are an integral part of these financial statements.

223

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

224

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated ETF - January	Innovator U.S. Equity Accelerated ETF - April	Innovator U.S. Equity Accelerated ETF - July	Innovator U.S. Equity Accelerated ETF - October

$1,271	$930	$1,472	$3,336
1,271	930	1,472	3,336

75,279	39,752	30,383	238,380
75,279	39,752	30,383	238,380
(74,008)	(38,822)	(28,911)	(235,044)

(756,611)	(635,622)	478,517	1,668,057
1,599,692	(55,015)	45,577	13,473,841
(119,024)	273,654	4,969	(5,905,557)
2,165	112,618	(20,227)	(488,989)

850,883	871,007	(864,203)	(4,604,232)
99,539	(83,180)	456,453	2,619,551
1,676,644	483,462	101,086	6,762,671
$1,602,636	$444,640	$72,175	$6,527,627

The accompanying notes are an integral part of these financial statements.

225

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

226

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated Plus ETF - January	Innovator U.S. Equity Accelerated Plus ETF - April	Innovator U.S. Equity Accelerated Plus ETF - July	Innovator U.S. Equity Accelerated Plus ETF - October

$1,018	$869	$1,502	$2,102
1,018	869	1,502	2,102

98,348	48,574	107,717	146,817
98,348	48,574	107,717	146,817
(97,330)	(47,705)	(106,215)	(144,715)

(1,687,637)	(751,765)	2,867,996	2,114,118
695,872	(438,819)	(46,059)	4,676,607
(172,200)	230,989	418,948	(1,451,603)
359,920	476,178	(937,897)	(1,321,793)

1,515,816	430,323	(2,490,028)	(3,107,625)
1,136,645	453,567	1,621,233	2,234,944
1,848,416	400,473	1,434,193	3,144,648
$1,751,086	$352,768	$1,327,978	$2,999,933

The accompanying notes are an integral part of these financial statements.

227

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

228

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated 9 Buffer ETF - January	Innovator U.S. Equity Accelerated 9 Buffer ETF - April	Innovator U.S. Equity Accelerated 9 Buffer ETF - July	Innovator U.S. Equity Accelerated 9 Buffer ETF - October

$6,324	$6,603	$6,111	$5,462
6,324	6,603	6,111	5,462

421,238	366,020	382,756	380,551
421,238	366,020	382,756	380,551
(414,914)	(359,417)	(376,645)	(375,089)

(2,764,838)	(3,169,275)	2,182,987	1,858,810
1,849,575	(64,162)	21,794	5,979,097
1,061,114	2,081,159	1,112,390	789,553
(615,448)	1,058,644	(387,938)	(623,478)

775,009	(87,699)	(4,028,477)	(4,715,060)
6,141,544	4,353,549	3,841,582	3,150,678
6,446,956	4,172,216	2,742,338	6,439,600
$6,032,042	$3,812,799	$2,365,693	$6,064,511

The accompanying notes are an integral part of these financial statements.

229

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

230

INNOVATOR ETFs TRUST

Innovator Growth Accelerated Plus ETF - January	Innovator Growth Accelerated Plus ETF - April	Innovator Growth Accelerated Plus ETF - July	Innovator Growth Accelerated Plus ETF - October

$3,089	$1,893	$1,552	$1,281
3,089	1,893	1,552	1,281

199,893	79,435	96,287	97,535
199,893	79,435	96,287	97,535
(196,804)	(77,542)	(94,735)	(96,254)

(2,841,513)	(2,977,730)	2,324,990	3,315,003
9,380,271	(673,712)	(281,440)	5,811,793
(3,499,910)	320,052	1,873,691	(2,058,109)
(107,470)	1,611,323	(2,722,271)	(4,183,790)

11,905,741	4,776,171	305,794	(1,169,267)
(9,596,268)	(1,387,953)	339,472	857,514
5,240,851	1,668,151	1,840,236	2,573,144
$5,044,047	$1,590,609	$1,745,501	$2,476,890

The accompanying notes are an integral part of these financial statements.

231

INNOVATOR ETFs TRUST

Statements of Operations

For the Year or Period Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

(a)	Since Commencement of Operations on July 17, 2023.

The accompanying notes are an integral part of these financial statements.

232

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated ETF - Quarterly	Innovator Growth Accelerated ETF - Quarterly	Innovator Equity Defined Protection ETF - 2 Yr to July 2025 (a)

$2,551	$1,303	$6,701
2,551	1,303	6,701

243,716	147,603	285,824
243,716	147,603	285,824
(241,165)	(146,300)	(279,123)

1,435,376	2,623,021	(21,881)
156,489	539,554	144,494
34,574	(155,562)	108,610
494,491	(1,757,019)	(3,266)

(4,352,894)	(2,255,092)	(7,836,387)
2,355,467	1,045,523	4,368,275
123,503	40,425	(3,240,155)
$(117,662)	$(105,875)	$(3,519,278)

The accompanying notes are an integral part of these financial statements.

233

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator Emerging Markets Power Buffer ETF - January
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(886,893)	$(756,314)
Net realized gain/(loss)	(5,496,427)	(3,988,284)
Net change in unrealized appreciation/(depreciation)	8,741,173	(10,922,022)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,357,853	(15,666,620)

Capital Share Transactions:
Proceeds from shares sold	300,965,870	18,399,455
Cost of shares redeemed	(94,981,964)	(53,166,152)
Transaction fees (see Note 5)	150,952	28,194
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	206,134,858	(34,738,503)
Total Increase/(Decrease) in Net Assets	$208,492,711	$(50,405,123)

Net Assets:
Beginning of the period	$55,914,561	$106,319,684
End of the period	$264,407,272	$55,914,561

Change in Shares Outstanding:
Shares sold	11,000,000	625,000
Shares redeemed	(3,450,000)	(1,900,000)
Net Increase/(Decrease)	7,550,000	(1,275,000)

The accompanying notes are an integral part of these financial statements.

234

INNOVATOR ETFs TRUST

Innovator Emerging Markets Power Buffer ETF - April		Innovator Emerging Markets Power Buffer ETF - July		Innovator Emerging Markets Power Buffer ETF - October
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(447,671)	$(341,704)	$(799,511)	$(337,472)	$(279,432)	$(79,299)
17,044	(1,182,633)	1,999,303	(4,330,940)	2,566,164	(1,332,181)
2,797,749	(4,241,626)	(410,714)	(2,503,144)	(139,234)	(556,334)
2,367,122	(5,765,963)	789,078	(7,171,556)	2,147,498	(1,967,814)

63,568,789	59,000,490	102,078,535	62,185,197	32,179,710	23,128,578
(38,132,882)	(56,630,658)	(56,494,510)	(41,632,505)	(17,095,835)	(590,100)
26,057	20,970	65,196	24,537	15,263	10,934
25,461,964	2,390,802	45,649,221	20,577,229	15,099,138	22,549,412
$27,829,086	$(3,375,161)	$46,438,299	$13,405,673	$17,246,636	$20,581,598

$30,655,831	$34,030,992	$54,642,799	$41,237,126	$25,628,345	$5,046,747
$58,484,917	$30,655,831	$101,081,098	$54,642,799	$42,874,981	$25,628,345

2,625,000	2,475,000	4,425,000	2,750,000	1,450,000	1,075,000
(1,575,000)	(2,425,000)	(2,425,000)	(1,775,000)	(750,000)	(25,000)
1,050,000	50,000	2,000,000	975,000	700,000	1,050,000

The accompanying notes are an integral part of these financial statements.

235

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator International Developed Power Buffer ETF - January
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(1,215,700)	$(634,417)
Net realized gain/(loss)	5,942,569	2,233,725
Net change in unrealized appreciation/(depreciation)	5,158,883	(11,602,654)
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,885,752	(10,003,346)

Capital Share Transactions:
Proceeds from shares sold	177,840,408	99,555,597
Cost of shares redeemed	(132,777,218)	(81,343,988)
Transaction fees (see Note 5)	87,892	29,709
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	45,151,082	18,241,318
Total Increase/(Decrease) in Net Assets	$55,036,834	$8,237,972

Net Assets:
Beginning of the period	$65,687,566	$57,449,594
End of the period	$120,724,400	$65,687,566

Change in Shares Outstanding:
Shares sold	6,450,000	3,725,000
Shares redeemed	(4,725,000)	(3,125,000)
Net Increase/(Decrease)	1,725,000	600,000

(a)	Since Commencement of Operations on August 31, 2023.

The accompanying notes are an integral part of these financial statements.

236

INNOVATOR ETFs TRUST

Innovator International Developed Power Buffer ETF - April		Innovator International Developed Power Buffer ETF - July		Innovator International Developed Power Buffer ETF - September
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2023 (a)

$(1,437,196)	$(400,200)	$(1,387,949)	$(679,225)	$(36,587)
5,031,968	(5,217,339)	29,255,153	(3,568,900)	–
(5,997,494)	(1,889,271)	(5,294,106)	(2,692,646)	(997,790)
(2,402,722)	(7,506,810)	22,573,098	(6,940,771)	(1,034,377)

404,706,178	116,462,668	169,548,203	222,082,910	37,062,987
(223,472,035)	(85,837,085)	(184,985,482)	(82,609,017)	–
157,613	70,891	130,543	82,748	17,907
181,391,756	30,696,474	(15,306,736)	139,556,641	37,080,894
$178,989,034	$23,189,664	$7,266,362	$132,615,870	$36,046,517

$43,236,467	$20,046,803	$188,756,569	$56,140,699	$–
$222,225,501	$43,236,467	$196,022,931	$188,756,569	$36,046,517

16,475,000	4,825,000	6,625,000	9,925,000	1,500,000
(9,075,000)	(3,675,000)	(7,350,000)	(3,650,000)	–
7,400,000	1,150,000	(725,000)	6,275,000	1,500,000

The accompanying notes are an integral part of these financial statements.

237

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator International Developed Power Buffer ETF - October
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(872,157)	$(165,842)
Net realized gain/(loss)	19,910,668	(2,165,524)
Net change in unrealized appreciation/(depreciation)	(4,026,079)	2,402,687
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,012,432	71,321

Capital Share Transactions:
Proceeds from shares sold	137,065,152	88,356,625
Cost of shares redeemed	(140,812,292)	(3,641,725)
Transaction fees (see Note 5)	33,620	43,222
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(3,713,520)	84,758,122
Total Increase/(Decrease) in Net Assets	$11,298,912	$84,829,443

Net Assets:
Beginning of the period	$94,354,558	$9,525,115
End of the period	$105,653,470	$94,354,558

Change in Shares Outstanding:
Shares sold	5,275,000	4,025,000
Shares redeemed	(5,425,000)	(150,000)
Net Increase/(Decrease)	(150,000)	3,875,000

(a)	Since Commencement of Operations on October 31, 2023.

The accompanying notes are an integral part of these financial statements.

238

INNOVATOR ETFs TRUST

Innovator International Developed Power Buffer ETF - November	Innovator 20+ Year Treasury Bond 9 Buffer ETF - July		Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly
Period Ended October 31, 2023 (a)	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$–	$(439,809)	$(58,931)	$(92,395)	$(67,529)
–	3,016,009	(889,093)	(869,927)	(1,181,531)
(353)	(9,385,076)	(1,423,078)	(20,385)	(462,702)
(353)	(6,808,876)	(2,371,102)	(982,707)	(1,711,762)

1,247,500	89,014,247	36,476,380	34,809,129	32,030,360
–	(36,991,180)	(6,808,675)	(43,941,852)	(19,476,665)
–	21,791	15,893	29,559	16,141
1,247,500	52,044,858	29,683,598	(9,103,164)	12,569,836
$1,247,147	$45,235,982	$27,312,496	$(10,085,871)	$10,858,074

$–	$32,204,227	$4,891,731	$20,347,384	$9,489,310
$1,247,147	$77,440,209	$32,204,227	$10,261,513	$20,347,384

50,000	4,425,000	1,850,000	1,725,000	1,500,000
–	(1,800,000)	(325,000)	(2,200,000)	(875,000)
50,000	2,625,000	1,525,000	(475,000)	625,000

The accompanying notes are an integral part of these financial statements.

239

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator Defined Wealth Shield ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(2,509,576)	$(795,181)
Net realized gain/(loss)	26,402,160	217,238
Net change in unrealized appreciation/(depreciation)	(4,186,633)	3,775,588
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,705,951	3,197,645

Capital Share Transactions:
Proceeds from shares sold	447,339,069	523,189,050
Cost of shares redeemed	(233,268,530)	(299,145,558)
Transaction fees (see Note 5)	152,608	133,414
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	214,223,147	224,176,906
Total Increase/(Decrease) in Net Assets	$233,929,098	$227,374,551

Net Assets:
Beginning of the period	$256,462,068	$29,087,517
End of the period	$490,391,166	$256,462,068

Change in Shares Outstanding:
Shares sold	16,450,000	20,250,000
Shares redeemed	(8,600,000)	(11,575,000)
Net Increase/(Decrease)	7,850,000	8,675,000

The accompanying notes are an integral part of these financial statements.

240

INNOVATOR ETFs TRUST

Innovator Double Stacker ETF - January		Innovator Triple Stacker ETF - January		Innovator Double Stacker 9 Buffer ETF - January
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(19,915)	$(39,144)	$(41,004)	$(146,226)	$(55,720)	$(91,349)
(552,482)	463,881	(1,283,179)	2,041,588	(351,932)	(203,199)
1,043,815	(1,440,830)	1,933,602	(5,519,533)	1,335,201	(1,257,874)
471,418	(1,016,093)	609,419	(3,624,171)	927,549	(1,552,422)

616,548	7,264,468	1,231,797	48,692,803	1,320,065	18,636,238
(1,976,105)	(9,916,322)	(3,153,009)	(83,205,767)	(3,268,053)	(22,243,630)
1,297	1,248	1,562	19,488	1,982	7,400
(1,358,260)	(2,650,606)	(1,919,650)	(34,493,476)	(1,946,006)	(3,599,992)
$(886,842)	$(3,666,699)	$(1,310,231)	$(38,117,647)	$(1,018,457)	$(5,152,414)

$3,029,937	$6,696,636	$5,989,234	$44,106,881	$8,189,605	$13,342,019
$2,143,095	$3,029,937	$4,679,003	$5,989,234	$7,171,148	$8,189,605

25,000	250,000	50,000	1,650,000	50,000	675,000
(75,000)	(350,000)	(125,000)	(2,900,000)	(125,000)	(825,000)
(50,000)	(100,000)	(75,000)	(1,250,000)	(75,000)	(150,000)

The accompanying notes are an integral part of these financial statements.

241

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator Growth-100 Power Buffer ETF - January
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(673,408)	$(829,576)
Net realized gain/(loss)	(11,818,819)	4,528,019
Net change in unrealized appreciation/(depreciation)	25,846,348	(23,498,625)
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,354,121	(19,800,182)

Capital Share Transactions:
Proceeds from shares sold	67,324,242	150,131,645
Cost of shares redeemed	(85,835,048)	(134,907,370)
Transaction fees (see Note 5)	28,089	56,240
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(18,482,717)	15,280,515
Total Increase/(Decrease) in Net Assets	$(5,128,596)	$(4,519,667)

Net Assets:
Beginning of the period	$82,777,484	$87,297,151
End of the period	$77,648,888	$82,777,484

Change in Shares Outstanding:
Shares sold	1,925,000	3,600,000
Shares redeemed	(2,350,000)	(3,350,000)
Net Increase/(Decrease)	(425,000)	250,000

The accompanying notes are an integral part of these financial statements.

242

INNOVATOR ETFs TRUST

Innovator Growth-100 Power Buffer ETF - April		Innovator Growth-100 Power Buffer ETF - July		Innovator Growth-100 Power Buffer ETF - October
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(790,174)	$(399,515)	$(1,131,853)	$(562,754)	$(679,920)	$(520,061)
3,346,699	1,043,406	17,819,212	(5,142,236)	18,281,939	(6,430,346)
13,629,511	(6,768,741)	(5,791,804)	(1,136,637)	(3,228,016)	(867,160)
16,186,036	(6,124,850)	10,895,555	(6,841,627)	14,374,003	(7,817,567)

132,480,475	80,087,048	267,636,275	156,075,852	116,353,832	43,011,748
(69,153,243)	(62,385,170)	(130,624,384)	(86,882,000)	(63,468,136)	(32,185,163)
66,487	35,216	143,174	65,452	59,379	27,345
63,393,719	17,737,094	137,155,065	69,259,304	52,945,075	10,853,930
$79,579,755	$11,612,244	$148,050,620	$62,417,677	$67,319,078	$3,036,363

$52,865,925	$41,253,681	$118,403,852	$55,986,175	$80,964,858	$77,928,495
$132,445,680	$52,865,925	$266,454,472	$118,403,852	$148,283,936	$80,964,858

3,400,000	2,125,000	5,250,000	3,550,000	2,800,000	1,190,000
(1,750,000)	(1,675,000)	(2,700,000)	(1,975,000)	(1,575,000)	(840,000)
1,650,000	450,000	2,550,000	1,575,000	1,225,000	350,000

The accompanying notes are an integral part of these financial statements.

243

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Small Cap Power Buffer ETF - January
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(1,116,527)	$(855,952)
Net realized gain/(loss)	(3,340,443)	6,533,452
Net change in unrealized appreciation/(depreciation)	1,661,439	(14,706,352)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,795,531)	(9,028,852)

Capital Share Transactions:
Proceeds from shares sold	185,814,923	147,439,086
Cost of shares redeemed	(122,043,055)	(143,934,103)
Transaction fees (see Note 5)	97,328	56,466
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	63,869,196	3,561,449
Total Increase/(Decrease) in Net Assets	$61,073,665	$(5,467,403)

Net Assets:
Beginning of the period	$79,490,939	$84,958,342
End of the period	$140,564,604	$79,490,939

Change in Shares Outstanding:
Shares sold	6,075,000	4,650,000
Shares redeemed	(3,950,000)	(4,700,000)
Net Increase/(Decrease)	2,125,000	(50,000)

The accompanying notes are an integral part of these financial statements.

244

INNOVATOR ETFs TRUST

Innovator U.S. Small Cap Power Buffer ETF - April		Innovator U.S. Small Cap Power Buffer ETF - July		Innovator U.S. Small Cap Power Buffer ETF - October
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(981,713)	$(680,673)	$(851,437)	$(514,804)	$(581,494)	$(320,078)
1,303,722	1,048,164	7,140,919	(6,861,135)	6,231,567	(4,584,175)
(1,383,610)	(6,996,703)	(16,117,092)	2,510,018	(4,832,149)	1,633,545
(1,061,601)	(6,629,212)	(9,827,610)	(4,865,921)	817,924	(3,270,708)

146,511,900	124,453,680	157,073,437	95,308,208	37,374,918	57,505,679
(77,758,249)	(117,880,038)	(42,324,790)	(86,223,780)	(45,181,015)	(17,965,585)
59,475	34,641	89,092	32,925	29,317	36,450
68,813,126	6,608,283	114,837,739	9,117,353	(7,776,780)	39,576,544
$67,751,525	$(20,929)	$105,010,129	$4,251,432	$(6,958,856)	$36,305,836

$84,854,723	$84,875,652	$78,334,876	$74,083,444	$72,937,495	$36,631,659
$152,606,248	$84,854,723	$183,345,005	$78,334,876	$65,978,639	$72,937,495

5,550,000	4,750,000	6,100,000	4,025,000	1,475,000	2,275,000
(2,950,000)	(4,475,000)	(1,700,000)	(3,600,000)	(1,675,000)	(725,000)
2,600,000	275,000	4,400,000	425,000	(200,000)	1,550,000

The accompanying notes are an integral part of these financial statements.

245

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Accelerated ETF - January
	Year Ended October 31, 2023	Period Ended October 31, 2022 (a)
Operations:
Net Investment income/(loss)	$(74,008)	$(24,162)
Net realized gain/(loss)	726,222	–
Net change in unrealized appreciation/(depreciation)	950,422	(722,755)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,602,636	(746,917)

Capital Share Transactions:
Proceeds from shares sold	13,024,527	4,718,782
Cost of shares redeemed	(13,466,820)	–
Transaction fees (see Note 5)	5,532	1,742
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(436,761)	4,720,524
Total Increase/(Decrease) in Net Assets	$1,165,875	$3,973,607

Net Assets:
Beginning of the period	$3,973,607	$–
End of the period	$5,139,482	$3,973,607

Change in Shares Outstanding:
Shares sold	625,000	200,000
Shares redeemed	(600,000)	–
Net Increase/(Decrease)	25,000	200,000

(a)	Since Commencement of Operations on December 31, 2021.

The accompanying notes are an integral part of these financial statements.

246

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated ETF - April		Innovator U.S. Equity Accelerated ETF - July		Innovator U.S. Equity Accelerated ETF - October
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(38,822)	$(51,876)	$(28,911)	$(36,787)	$(235,044)	$(71,738)
(304,365)	851,394	508,836	(750,214)	8,747,352	(7,607,506)
787,827	(1,357,794)	(407,750)	(191,707)	(1,984,681)	1,848,336
444,640	(558,276)	72,175	(978,708)	6,527,627	(5,830,908)

5,322,075	6,852,325	6,253,075	7,340,348	2,842,197	40,034,238
(3,965,260)	(10,342,673)	(1,174,653)	(6,293,922)	(41,296,048)	(492,623)
1,698	–	3,127	1,357	1,421	20,017
1,358,513	(3,490,348)	5,081,549	1,047,783	(38,452,430)	39,561,632
$1,803,153	$(4,048,624)	$5,153,724	$69,075	$(31,924,803)	$33,730,724

$3,755,283	$7,803,907	$3,472,447	$3,403,372	$35,626,605	$1,895,881
$5,558,436	$3,755,283	$8,626,171	$3,472,447	$3,701,802	$35,626,605

200,000	250,000	225,000	300,000	125,000	1,650,000
(150,000)	(375,000)	(50,000)	(275,000)	(1,675,000)	(25,000)
50,000	(125,000)	175,000	25,000	(1,550,000)	1,625,000

The accompanying notes are an integral part of these financial statements.

247

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Accelerated Plus ETF - January
	Year Ended October 31, 2023	Period Ended October 31, 2022 (a)
Operations:
Net Investment income/(loss)	$(97,330)	$(38,272)
Net realized gain/(loss)	(804,045)	(5,447)
Net change in unrealized appreciation/(depreciation)	2,652,461	(1,272,065)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,751,086	(1,315,784)

Capital Share Transactions:
Proceeds from shares sold	14,508,453	10,027,000
Cost of shares redeemed	(2,835,024)	(3,748,603)
Transaction fees (see Note 5)	7,254	4,705
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	11,680,683	6,283,102
Total Increase/(Decrease) in Net Assets	$13,431,769	$4,967,318

Net Assets:
Beginning of the period	$4,967,318	$–
End of the period	$18,399,087	$4,967,318

Change in Shares Outstanding:
Shares sold	675,000	425,000
Shares redeemed	(125,000)	(175,000)
Net Increase/(Decrease)	550,000	250,000

(a)	Since Commencement of Operations on December 31, 2021.

The accompanying notes are an integral part of these financial statements.

248

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated Plus ETF - April		Innovator U.S. Equity Accelerated Plus ETF - July		Innovator U.S. Equity Accelerated Plus ETF - October
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(47,705)	$(75,302)	$(106,215)	$(105,222)	$(144,715)	$(50,668)
(483,417)	1,255,459	2,302,988	(2,699,087)	4,017,329	(1,565,745)
883,890	(1,159,296)	(868,795)	(269,252)	(872,681)	622,764
352,768	20,861	1,327,978	(3,073,561)	2,999,933	(993,649)

7,557,672	41,673,345	8,926,552	30,897,257	7,815,832	17,446,092
(1,243,795)	(46,427,730)	(7,249,517)	(24,618,888)	(13,203,575)	(3,882,815)
3,778	11,466	4,463	10,156	3,908	8,721
6,317,655	(4,742,919)	1,681,498	6,288,525	(5,383,835)	13,571,998
$6,670,423	$(4,722,058)	$3,009,476	$3,214,964	$(2,383,902)	$12,578,349

$3,734,886	$8,456,944	$12,702,584	$9,487,620	$15,108,183	$2,529,834
$10,405,309	$3,734,886	$15,712,060	$12,702,584	$12,724,281	$15,108,183

275,000	1,500,000	325,000	1,300,000	350,000	800,000
(50,000)	(1,650,000)	(275,000)	(1,100,000)	(550,000)	(175,000)
225,000	(150,000)	50,000	200,000	(200,000)	625,000

The accompanying notes are an integral part of these financial statements.

249

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Accelerated 9 Buffer ETF - January
	Year Ended October 31, 2023	Period Ended October 31, 2022 (a)
Operations:
Net Investment income/(loss)	$(414,914)	$(85,724)
Net realized gain/(loss)	(469,597)	803,359
Net change in unrealized appreciation/(depreciation)	6,916,553	(1,926,094)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,032,042	(1,208,459)

Capital Share Transactions:
Proceeds from shares sold	64,932,927	20,627,440
Cost of shares redeemed	(13,685,163)	(5,128,687)
Transaction fees (see Note 5)	29,196	9,696
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	51,276,960	15,508,449
Total Increase/(Decrease) in Net Assets	$57,309,002	$14,299,990

Net Assets:
Beginning of the period	$14,299,990	$–
End of the period	$71,608,992	$14,299,990

Change in Shares Outstanding:
Shares sold	2,850,000	875,000
Shares redeemed	(600,000)	(225,000)
Net Increase/(Decrease)	2,250,000	650,000

(a)	Since Commencement of Operations on December 31, 2021.

The accompanying notes are an integral part of these financial statements.

250

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated 9 Buffer ETF - April		Innovator U.S. Equity Accelerated 9 Buffer ETF - July		Innovator U.S. Equity Accelerated 9 Buffer ETF - October
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(359,417)	$(183,627)	$(376,645)	$(157,823)	$(375,089)	$(68,471)
(93,634)	1,240,538	2,929,233	293,685	8,003,982	(1,049,140)
4,265,850	(2,925,265)	(186,895)	(2,068,870)	(1,564,382)	959,099
3,812,799	(1,868,354)	2,365,693	(1,933,008)	6,064,511	(158,512)

68,621,898	38,821,274	52,851,067	54,270,900	37,047,377	40,696,985
(18,246,527)	(36,994,890)	(8,799,380)	(30,717,853)	(23,967,542)	(8,941,070)
29,986	9,471	26,426	20,163	13,292	16,088
50,405,357	1,835,855	44,078,113	23,573,210	13,093,127	31,772,003
$54,218,156	$(32,499)	$46,443,806	$21,640,202	$19,157,638	$31,613,491

$19,606,418	$19,638,917	$32,236,954	$10,596,752	$35,947,982	$4,334,491
$73,824,574	$19,606,418	$78,680,760	$32,236,954	$55,105,620	$35,947,982

2,475,000	1,425,000	1,850,000	2,125,000	1,475,000	1,800,000
(675,000)	(1,375,000)	(325,000)	(1,250,000)	(925,000)	(400,000)
1,800,000	50,000	1,525,000	875,000	550,000	1,400,000

The accompanying notes are an integral part of these financial statements.

251

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator Growth Accelerated Plus ETF - January
	Year Ended October 31, 2023	Period Ended October 31, 2022 (a)
Operations:
Net Investment income/(loss)	$(196,804)	$(44,573)
Net realized gain/(loss)	2,931,378	(56,791)
Net change in unrealized appreciation/(depreciation)	2,309,473	(2,329,964)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,044,047	(2,431,328)

Capital Share Transactions:
Proceeds from shares sold	33,534,865	11,747,653
Cost of shares redeemed	(14,784,947)	(4,920,453)
Transaction fees (see Note 5)	17,222	5,556
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	18,767,140	6,832,756
Total Increase/(Decrease) in Net Assets	$23,811,187	$4,401,428

Net Assets:
Beginning of the period	$4,401,428	$–
End of the period	$28,212,615	$4,401,428

Change in Shares Outstanding:
Shares sold	1,825,000	500,000
Shares redeemed	(725,000)	(250,000)
Net Increase/(Decrease)	1,100,000	250,000

(a)	Since Commencement of Operations on December 31, 2021.

The accompanying notes are an integral part of these financial statements.

252

INNOVATOR ETFs TRUST

Innovator Growth Accelerated Plus ETF - April		Innovator Growth Accelerated Plus ETF - July		Innovator Growth Accelerated Plus ETF - October
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(77,542)	$(102,815)	$(94,735)	$(104,072)	$(96,254)	$(36,351)
(1,720,067)	298,970	1,194,970	(3,664,162)	2,884,897	(1,637,201)
3,388,218	(1,513,816)	645,266	(1,680,499)	(311,753)	49,224
1,590,609	(1,317,661)	1,745,501	(5,448,733)	2,476,890	(1,624,328)

13,406,842	19,390,637	11,338,322	38,276,508	11,422,370	6,543,125
(3,399,778)	(29,506,305)	(13,436,708)	(23,097,298)	(8,530,468)	(1,472,862)
7,818	1,853	6,192	12,013	5,711	2,946
10,014,882	(10,113,815)	(2,092,194)	15,191,223	2,897,613	5,073,209
$11,605,491	$(11,431,476)	$(346,693)	$9,742,490	$5,374,503	$3,448,881

$7,022,894	$18,454,370	$17,992,200	$8,249,710	$6,019,314	$2,570,433
$18,628,385	$7,022,894	$17,645,507	$17,992,200	$11,393,817	$6,019,314

475,000	725,000	450,000	1,750,000	550,000	300,000
(150,000)	(1,050,000)	(625,000)	(1,150,000)	(375,000)	(75,000)
325,000	(325,000)	(175,000)	600,000	175,000	225,000

The accompanying notes are an integral part of these financial statements.

253

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

Operations:
Net Investment income/(loss)
Net realized gain/(loss)
Net change in unrealized appreciation/(depreciation)
Net Increase/(Decrease) in Net Assets Resulting from Operations

Capital Share Transactions:
Proceeds from shares sold
Cost of shares redeemed
Transaction fees (see Note 5)
Net Increase/(Decrease) in Net Assets from Capital Share Transactions
Total Increase/(Decrease) in Net Assets

Net Assets:
Beginning of the period
End of the period

Change in Shares Outstanding:
Shares sold
Shares redeemed
Net Increase/(Decrease)

(a)	Since Commencement of Operations on July 17, 2023.

The accompanying notes are an integral part of these financial statements.

254

INNOVATOR ETFs TRUST

Innovator U.S. Equity Accelerated ETF - Quarterly		Innovator Growth Accelerated ETF - Quarterly		Innovator Equity Defined Protection ETF - 2 Yr to July 2025
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2023 (a)

$(241,165)	$(91,751)	$(146,300)	$(116,153)	$(279,123)
2,120,930	(2,162,238)	1,249,994	(4,479,231)	227,957
(1,997,427)	79,918	(1,209,569)	(132,088)	(3,468,112)
(117,662)	(2,174,071)	(105,875)	(4,727,472)	(3,519,278)

71,891,918	32,813,970	27,125,565	39,819,130	212,904,858
(6,722,050)	(32,627,833)	(12,253,625)	(32,716,332)	(11,686,838)
35,946	6,952	13,563	6,810	109,538
65,205,814	193,089	14,885,503	7,109,608	201,327,558
$65,088,152	$(1,980,982)	$14,779,628	$2,382,136	$197,808,280

$11,440,085	$13,421,067	$18,066,893	$15,684,757	$–
$76,528,237	$11,440,085	$32,846,521	$18,066,893	$197,808,280

2,575,000	1,275,000	1,100,000	1,600,000	8,625,000
(250,000)	(1,250,000)	(575,000)	(1,275,000)	(475,000)
2,325,000	25,000	525,000	325,000	8,150,000

The accompanying notes are an integral part of these financial statements.

255

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)		Distributions Paid to Shareholders: Paid from realized gains
Innovator Emerging Markets Power Buffer ETF - January
For the year ended 10/31/2023	$24.58	(0.24)	2.53		2.29	0.04		–
For the year ended 10/31/2022	$29.95	(0.25)	(5.13)		(5.38)	0.01		–
For the year ended 10/31/2021	$27.26	(0.27)	2.94	(f)	2.67	0.02		–
For the period 12/31/2019 (d) - 10/31/2020	$26.80	(0.19)	0.62	(f)	0.43	0.03		–
Innovator Emerging Markets Power Buffer ETF - April
For the year ended 10/31/2023	$21.51	(0.21)	2.32		2.11	0.01		–
For the year ended 10/31/2022	$24.75	(0.21)	(3.04)		(3.25)	0.01		–
For the period 3/31/2021 (d) - 10/31/2021	$24.96	(0.13)	(0.10	) (f)	(0.23)	0.02		–
Innovator Emerging Markets Power Buffer ETF - July
For the year ended 10/31/2023	$21.22	(0.20)	1.05		0.85	0.02		–
For the year ended 10/31/2022	$25.77	(0.21)	(4.36)		(4.57)	0.02		–
For the year ended 10/31/2021	$25.60	(0.23)	0.39		0.16	0.01		–
For the year ended 10/31/2020	$25.25	(0.22)	0.71	(f)	0.49	0.03		(0.17)
For the period 6/28/2019 (d) - 10/31/2019	$25.28	(0.07)	0.02	(f)	(0.05)	0.02		–
Innovator Emerging Markets Power Buffer ETF - October
For the year ended 10/31/2023	$20.50	(0.20)	1.68		1.48	0.01		–
For the year ended 10/31/2022	$25.23	(0.20)	(4.56)		(4.76)	0.03		–
For the period 9/30/2021 (d) - 10/31/2021	$24.99	(0.02)	(0.26)		0.24	–	(e)	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Amount represents less than $0.01 per share.
(f)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

(g)	Includes broker interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

256

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses		Net investment income/(loss)	Portfolio turnover rate (c)

2.33	$26.91	9.50%	$264,407	0.89%		(0.87)%	0%
(5.37)	$24.58	(17.93)%	$55,915	0.89%		(0.89)%	0%
2.69	$29.95	9.87%	$106,320	0.89%		(0.89)%	0%
0.46	$27.26	1.71%	$27,940	0.89%		(0.89)%	0%

2.12	$23.63	9.84%	$58,485	0.89%		(0.88)%	0%
(3.24)	$21.51	(13.08)%	$30,656	0.89%		(0.89)%	0%
(0.21)	$24.75	(0.84)%	$34,031	0.89%		(0.89)%	0%

0.87	$22.09	4.12%	$101,081	0.89%		(0.88)%	0%
(4.55)	$21.22	(17.66)%	$54,643	0.89%		(0.89)%	0%
0.17	$25.77	0.68%	$41,237	0.89%		(0.89)%	0%
0.35	$25.60	2.04%	$35,197	0.90	%(g)	(0.90)%	0%
(0.03)	$25.25	(0.11)%	$43,559	0.89%		(0.89)%	31%

1.49	$21.99	7.24%	$42,875	0.89%		(0.88)%	0%
(4.73)	$20.50	(18.75)%	$25,628	0.89%		(0.89)%	0%
0.24	$25.23	0.98%	$5,047	0.89%		(0.89)%	0%

The accompanying notes are an integral part of these financial statements.

257

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator International Developed Power Buffer ETF - January
For the year ended 10/31/2023	$24.11	(0.24)	3.24	3.00	0.02	–
For the year ended 10/31/2022	$27.04	(0.22)	(2.72)	(2.94)	0.01	–
For the year ended 10/31/2021	$23.82	(0.22)	3.43	3.21	0.01	–
For the period 12/31/2019 (d) - 10/31/2020	$24.44	(0.17)	(0.47)	(0.64)	0.02	–
Innovator International Developed Power Buffer ETF – April
For the year ended 10/31/2023	$22.46	(0.21)	1.56 (f)	1.35	0.02	–
For the year ended 10/31/2022	$25.87	(0.20)	(3.25)	(3.45)	0.04	–
For the period 3/31/2021 (d) - 10/31/2021	$24.90	(0.13)	1.08	0.95	0.02	–
Innovator International Developed Power Buffer ETF - July
For the year ended 10/31/2023	$22.08	(0.21)	3.16	2.95	0.02	–
For the year ended 10/31/2022	$24.68	(0.20)	(2.42)	(2.62)	0.02	–
For the year ended 10/31/2021	$22.73	(0.21)	2.15	1.94	0.01	–
For the year ended 10/31/2020	$23.43	(0.19)	(0.30)	(0.49)	0.02	(0.23)
For the period 6/28/2019 (d) - 10/31/2019	$23.04	(0.06)	0.43	0.37	0.02	–
Innovator International Developed Power Buffer ETF - September
For the period 8/31/2023 (d) - 10/31/2023	$24.97	(0.03)	(0.93)	(0.96)	0.02	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Includes broker interest expense of 0.01%.
(f)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

258

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses		Net investment income/(loss)	Portfolio turnover rate (c)

3.02	$27.13	12.54%	$120,724	0.85%		(0.84)%	0%
(2.93)	$24.11	(10.84)%	$65,688	0.85%		(0.85)%	0%
3.22	$27.04	13.47%	$57,450	0.85%		(0.85)%	0%
(0.62)	$23.82	(2.52)%	$52,415	0.85%		(0.85)%	0%

1.37	$23.83	6.10%	$222,226	0.85%		(0.84)%	0%
(3.41)	$22.46	(13.17)%	$43,236	0.85%		(0.84)%	0%
0.97	$25.87	3.88%	$20,047	0.85%		(0.85)%	0%

2.97	$25.05	13.47%	$196,023	0.85%		(0.84)%	0%
(2.60)	$22.08	(10.54)%	$188,757	0.85%		(0.85)%	0%
1.95	$24.68	8.58%	$56,141	0.85%		(0.85)%	0%
(0.70)	$22.73	(2.04)%	$69,883	0.86	%(e)	(0.86)%	0%
0.39	$23.43	1.70%	$63,851	0.85%		(0.85)%	99%

(0.94)	$24.03	(3.76)%	$36,047	0.85%		(0.85)%	0%

The accompanying notes are an integral part of these financial statements.

259

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)
Innovator International Developed Power Buffer ETF - October
For the year ended 10/31/2023	$22.20	(0.21)	3.77		3.56	0.01
For the year ended 10/31/2022	$25.40	(0.20)	(3.05)		(3.25)	0.05
For the period 9/30/2021 (d) - 10/31/2021	$24.97	(0.02)	0.45		0.43	–	(e)
Innovator International Developed Power Buffer ETF - November
For the period 10/31/2023 (d) - 10/31/2023	$24.95	–	(0.01)		(0.01)	–
Innovator 20+ Year Treasury Bond 9 Buffer ETF - July
For the year ended 10/31/2023	$18.67	(0.15)	(0.73	)(g)	(0.88)	0.01
For the year ended 10/31/2022	$24.46	(0.17)	(5.67)		(5.84)	0.05
For the year ended 10/31/2021	$24.32	(0.17)	0.30		0.13	0.01
For the period 8/17/2020 (d) - 10/31/2020	$24.87	(0.04)	(0.52)		(0.56)	0.01
Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly
For the year ended 10/31/2023	$19.85	(0.16)	(1.08)		(1.24)	0.05
For the year ended 10/31/2022	$23.72	(0.17)	(3.74)		(3.91)	0.04
For the year ended 10/31/2021	$24.43	(0.19)	(0.56	)(g)	(0.75)	0.04
For the period 8/17/2020 (d) - 10/31/2020	$24.87	(0.04)	(0.42)		(0.46)	0.02

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Amount represents less than $0.01 per share.
(f)	Includes broker interest expense of 0.01%.
(g)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

260

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses		Net investment income/(loss)	Portfolio turnover rate (c)

3.57	$25.77	16.07%	$105,653	0.85%		(0.84)%	0%
(3.20)	$22.20	(12.60)%	$94,355	0.85%		(0.85)%	0%
0.43	$25.40	1.72%	$9,525	0.85%		(0.85)%	0%

(0.01)	$24.94	–	$1,247	–		–	–
(0.87)	$17.80	(4.64)%	$77,440	0.79%		(0.78)%	0%
(5.79)	$18.67	(23.67)%	$32,204	0.79%		(0.79)%	0%
0.14	$24.46	0.55%	$4,892	0.79%		(0.72)%	0%
(0.55)	$24.32	(2.19)%	$5,473	0.79%		(0.79)%	0%

(1.19)	$18.66	(6.01)%	$10,262	0.79%		(0.79)%	0%
(3.87)	$19.85	(16.32)%	$20,347	0.79%		(0.79)%	0%
0.71	$23.72	(2.87)%	$9,489	0.79%		(0.79)%	0%
(0.44)	$24.43	(1.79)%	$3,053	0.80	%(f)	(0.80)%	0%

The accompanying notes are an integral part of these financial statements.

261

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)
Innovator Defined Wealth Shield ETF
For the year ended 10/31/2023	$26.17	(0.19)	1.79	1.60	0.01
For the year ended 10/31/2022	$25.86	(0.18)	0.46	0.28	0.03
For the period 6/30/2021 (d) - 10/31/2021	$25.69	(0.06)	0.20 (e)	0.14	0.03
Innovator Double Stacker ETF – January
For the year ended 10/31/2023	$24.24	(0.20)	4.52	4.32	0.01
For the year ended 10/31/2022	$29.76	(0.21)	(5.32)	(5.53)	0.01
For the period 12/31/2020 (d) - 10/31/2021	$25.43	(0.18)	4.50	4.32	0.01
Innovator Triple Stacker ETF – January
For the year ended 10/31/2023	$23.96	(0.20)	2.97	2.77	0.01
For the year ended 10/31/2022	$29.40	(0.22)	(5.25)	(5.47)	0.03
For the period 12/31/2020 (d) - 10/31/2021	$25.42	(0.18)	4.14	3.96	0.02
Innovator Double Stacker 9 Buffer ETF – January
For the year ended 10/31/2023	$25.20	(0.21)	3.68	3.47	0.01
For the year ended 10/31/2022	$28.09	(0.21)	(2.70)	(2.91)	0.02
For the period 12/31/2020 (d) - 10/31/2021	$25.42	(0.18)	2.83	2.65	0.02

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

262

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)

1.61	$27.78	6.17%	$490,391	0.69%	(0.68)%	0%
0.31	$26.17	1.21%	$256,462	0.69%	(0.69)%	0%
0.17	$25.86	0.65%	$29,088	0.69%	(0.69)%	0%

4.33	$28.57	17.88%	$2,143	0.79%	(0.76)%	0%
(5.52)	$24.24	(18.56)%	$3,030	0.79%	(0.79)%	0%
4.33	$29.76	17.04%	$6,697	0.79%	(0.79)%	0%

2.78	$26.74	11.60%	$4,679	0.79%	(0.76)%	0%
(5.44)	$23.96	(18.53)%	$5,989	0.79%	(0.79)%	0%
3.98	$29.40	15.68%	$44,107	0.79%	(0.79)%	0%

3.48	$28.68	13.83%	$7,171	0.79%	(0.78)%	0%
(2.89)	$25.20	(10.29)%	$8,190	0.79%	(0.79)%	0%
2.67	$28.09	10.50%	$13,342	0.79%	(0.79)%	0%

The accompanying notes are an integral part of these financial statements.

263

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator Growth-100 Power Buffer ETF - January
For the year ended 10/31/2023	$35.60	(0.30)	5.56	5.26	0.01	–
For the year ended 10/31/2022	$42.07	(0.30)	(6.19)	(6.49)	0.02	–
For the year ended 10/31/2021	$37.44	(0.31)	4.91	4.60	0.03	–
For the period 12/31/2019 (d) - 10/31/2020	$34.94	(0.24)	2.69	2.45	0.05	–
Innovator Growth-100 Power Buffer ETF - April
For the year ended 10/31/2023	$34.67	(0.31)	7.33	7.02	0.03	–
For the year ended 10/31/2022	$38.38	(0.29)	(3.45)	(3.74)	0.03	–
For the year ended 10/31/2021	$34.93	(0.29)	3.71	3.42	0.03	–
For the period 3/31/2020 (d) - 10/31/2020	$31.27	(0.16)	3.77	3.61	0.05	–
Innovator Growth-100 Power Buffer ETF - July
For the year ended 10/31/2023	$43.06	(0.38)	7.54	7.16	0.05	–
For the year ended 10/31/2022	$47.65	(0.35)	(4.28)	(4.63)	0.04	–
For the year ended 10/31/2021	$42.23	(0.36)	5.74	5.38	0.04	–
For the period 6/30/2020 (d) - 10/31/2020	$40.64	(0.11)	1.67	1.56	0.03	–
Innovator Growth-100 Power Buffer ETF - October
For the year ended 10/31/2023	$35.28	(0.30)	7.12	6.82	0.03	–
For the year ended 10/31/2022	$40.07	(0.30)	(4.51)	(4.81)	0.02	–
For the year ended 10/31/2021	$33.53	(0.30)	6.82	6.52	0.02	–
For the year ended 10/31/2020	$31.70	(0.26)	2.39	2.13	0.05	(0.35)
For the period 9/30/2019 (d) - 10/31/2019	$31.01	(0.02)	0.70	0.68	0.01	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Includes broker interest expense of 0.02%.

The accompanying notes are an integral part of these financial statements.

264

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses		Net investment income/(loss)	Portfolio turnover rate (c)

5.27	$40.87	14.79%	$77,649	0.79%		(0.78)%	0%
(6.47)	$35.60	(15.37)%	$82,777	0.79%		(0.79)%	0%
4.63	$42.07	12.36%	$87,297	0.79%		(0.79)%	0%
2.50	$37.44	7.16%	$39,315	0.79%		(0.79)%	0%

7.05	$41.72	20.33%	$132,446	0.79%		(0.78)%	0%
(3.71)	$34.67	(9.67)%	$52,866	0.79%		(0.79)%	0%
3.45	$38.38	9.87%	$41,254	0.79%		(0.79)%	0%
3.66	$34.93	11.69%	$15,717	0.79%		(0.79)%	0%

7.21	$50.27	16.77%	$266,454	0.79%		(0.77)%	0%
(4.59)	$43.06	(9.64)%	$118,404	0.79%		(0.79)%	0%
5.42	$47.65	12.83%	$55,986	0.79%		(0.79)%	0%
1.59	$42.23	3.91%	$57,011	0.79%		(0.79)%	0%

6.85	$42.13	19.41%	$148,284	0.79%		(0.78)%	0%
(4.79)	$35.28	(11.95)%	$80,965	0.79%		(0.79)%	0%
6.54	$40.07	19.51%	$77,928	0.79%		(0.79)%	0%
1.83	$33.53	6.92%	$40,566	0.81	%(e)	(0.81)%	0%
0.69	$31.70	2.21%	$26,149	0.79%		(0.79)%	0%

The accompanying notes are an integral part of these financial statements.

265

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator U.S. Small Cap Power Buffer ETF - January	0	0	0		0	0	0
For the year ended 10/31/2023	$30.28	(0.24)	(0.47)		(0.71)	0.02	–
For the year ended 10/31/2022	$31.76	(0.24)	(1.26)		(1.50)	0.02	–
For the year ended 10/31/2021	$26.18	(0.24)	5.78		5.54	0.04	–
For the period 12/31/2019 (d) - 10/31/2020	$26.70	(0.17)	(0.40)		(0.57)	0.05	–
Innovator U.S. Small Cap Power Buffer ETF - April
For the year ended 10/31/2023	$25.52	(0.21)	0.44	(e)	0.23	0.01	–
For the year ended 10/31/2022	$27.83	(0.20)	(2.12)		(2.32)	0.01	–
For the year ended 10/31/2021	$26.00	(0.22)	2.03		1.81	0.02	–
For the period 3/31/2020 (d) - 10/31/2020	$23.05	(0.12)	3.05		2.93	0.02	–
Innovator U.S. Small Cap Power Buffer ETF – July
For the year ended 10/31/2023	$24.48	(0.19)	(0.19	)(e)	(0.38)	0.02	–
For the year ended 10/31/2022	$26.70	(0.20)	(2.03)		(2.23)	0.01	–
For the year ended 10/31/2021	$23.91	(0.21)	2.99		2.78	0.01	–
For the period 6/30/2020 (d) - 10/31/2020	$23.07	(0.06)	0.89		0.83	0.01	–
Innovator U.S. Small Cap Power Buffer ETF - October
For the year ended 10/31/2023	$25.37	(0.20)	(0.52	)(e)	(0.72)	0.01	–
For the year ended 10/31/2022	$27.65	(0.20)	(2.10)		(2.30)	0.02	–
For the year ended 10/31/2021	$24.08	(0.21)	3.77		3.56	0.01	–
For the year ended 10/31/2020	$24.71	(0.19)	(0.26)		(0.45)	0.02	(0.20)
For the period 9/30/2019 (d) - 10/31/2019	$24.38	(0.01)	0.33		0.32	0.01	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

266

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)

(0.69)	$29.59	(2.28)%	$140,565	0.79%	(0.78)%	0%
(1.48)	$30.28	(4.65)%	$79,491	0.79%	(0.79)%	0%
5.58	$31.76	21.31%	$84,958	0.79%	(0.79)%	0%
(0.52)	$26.18	(1.95)%	$165,588	0.79%	(0.79)%	0%

0.24	$25.76	0.93%	$152,606	0.79%	(0.78)%	0%
(2.31)	$25.52	(8.29)%	$84,855	0.79%	(0.79)%	0%
1.83	$27.83	7.04%	$84,876	0.79%	(0.79)%	0%
2.95	$26.00	12.79%	$33,147	0.79%	(0.79)%	0%

(0.36)	$24.12	(1.45)%	$183,345	0.79%	(0.77)%	0%
(2.22)	$24.48	(8.30)%	$78,335	0.79%	(0.79)%	0%
2.79	$26.70	11.64%	$74,083	0.79%	(0.79)%	0%
0.84	$23.91	3.66%	$23,316	0.79%	(0.79)%	0%

(0.71)	$24.66	(2.77)%	$65,979	0.79%	(0.78)%	0%
(2.28)	$25.37	(8.24)%	$72,937	0.79%	(0.79)%	0%
3.57	$27.65	14.79%	$36,632	0.79%	(0.79)%	0%
(0.63)	$24.08	(1.73)%	$48,170	0.79%	(0.79)%	0%
0.33	$24.71	1.35%	$27,179	0.79%	(0.74)%	0%

The accompanying notes are an integral part of these financial statements.

267

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)
Innovator U.S. Equity Accelerated ETF - January
For the year ended 10/31/2023	$19.87	(0.17)	3.13	2.96	0.01
For the period 12/31/2021 (d) - 10/31/2022	$24.71	(0.14)	(4.71)	(4.85)	0.01
Innovator U.S. Equity Accelerated ETF - April
For the year ended 10/31/2023	$25.04	(0.21)	2.95	2.74	0.01
For the year ended 10/31/2022	$28.38	(0.21)	(3.13)	(3.34)	-	(e)
For the period 3/31/2021 (d) - 10/31/2021	$25.37	(0.13)	3.13	3.00	0.01
Innovator U.S. Equity Accelerated ETF - July
For the year ended 10/31/2023	$23.15	(0.20)	3.57	3.37	0.02
For the year ended 10/31/2022	$27.23	(0.20)	(3.89)	(4.09)	0.01
For the period 6/30/2021 (d) - 10/31/2021	$25.69	(0.07)	1.61	1.54	-	(e)
Innovator U.S. Equity Accelerated ETF - October
For the year ended 10/31/2023	$20.96	(0.18)	3.90	3.72	-	(e)
For the year ended 10/31/2022	$25.28	(0.17)	(4.20)	(4.37)	0.05
For the period 9/30/2021 (d) - 10/31/2021	$24.05	(0.02)	1.25	1.23	-	(e)

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

268

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)

2.97	$22.84	14.97%	$5,139	0.79%	(0.78)%	0%
(4.84)	$19.87	(19.60)%	$3,974	0.79%	(0.79)%	0%

2.75	$27.79	11.01%	$5,558	0.79%	(0.77)%	0%
(3.34)	$25.04	(11.78)%	$3,755	0.79%	(0.79)%	0%
3.01	$28.38	11.86%	$7,804	0.79%	(0.79)%	0%

3.39	$26.54	14.65%	$8,626	0.79%	(0.74)%	0%
(4.08)	$23.15	(14.97)%	$3,472	0.79%	(0.78)%	0%
1.54	$27.23	5.98%	$3,403	0.79%	(0.79)%	0%

3.72	$24.68	17.76%	$3,702	0.79%	(0.78)%	0%
(4.32)	$20.96	(17.10)%	$35,627	0.79%	(0.79)%	0%
1.23	$25.28	5.11%	$1,896	0.79%	(0.85)%	0%

The accompanying notes are an integral part of these financial statements.

269

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)
Innovator U.S. Equity Accelerated Plus ETF - January
For the year ended 10/31/2023	$19.87	(0.17)	3.29		3.12	0.01
For the period 12/31/2021 (d) - 10/31/2022	$24.71	(0.14)	(4.72)		(4.86)	0.02
Innovator U.S. Equity Accelerated Plus ETF - April
For the year ended 10/31/2023	$24.90	(0.21)	3.04		2.83	0.02
For the year ended 10/31/2022	$28.19	(0.22)	(3.10	)(f)	(3.32)	0.03
For the period 3/31/2021 (d) - 10/31/2021	$25.37	(0.13)	2.94		2.81	0.01
Innovator U.S. Equity Accelerated Plus ETF - July
For the year ended 10/31/2023	$23.10	(0.20)	3.28		3.08	0.01
For the year ended 10/31/2022	$27.11	(0.19)	(3.84)		(4.03)	0.02
For the period 6/30/2021 (d) - 10/31/2021	$25.68	(0.07)	1.49		1.42	0.01
Innovator U.S. Equity Accelerated Plus ETF - October
For the year ended 10/31/2023	$20.84	(0.18)	3.58		3.40	–	(e)
For the year ended 10/31/2022	$25.30	(0.18)	(4.31)		(4.49)	0.03
For the period 9/30/2021 (d) - 10/31/2021	$24.05	(0.02)	1.27		1.25	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Amount represents less than $0.01 per share.
(f)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

270

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)

3.13	$23.00	15.75%	$18,399	0.79%	(0.78)%	0%
(4.84)	$19.87	(19.59)%	$4,967	0.79%	(0.79)%	0%

2.85	$27.75	11.44%	$10,405	0.79%	(0.77)%	0%
(3.29)	$24.90	(11.67)%	$3,735	0.79%	(0.79)%	0%
2.82	$28.19	11.11%	$8,457	0.79%	(0.79)%	0%

3.09	$26.19	13.38%	$15,712	0.79%	(0.78)%	0%
(4.01)	$23.10	(14.80)%	$12,703	0.79%	(0.79)%	0%
1.43	$27.11	5.56%	$9,488	0.79%	(0.79)%	0%

3.40	$24.24	16.31%	$12,724	0.79%	(0.78)%	0%
(4.46)	$20.84	(17.63)%	$15,108	0.79%	(0.79)%	0%
1.25	$25.30	5.20%	$2,530	0.79%	(0.83)%	0%

The accompanying notes are an integral part of these financial statements.

271

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)
Innovator U.S. Equity Accelerated 9 Buffer ETF - January
For the year ended 10/31/2023	$22.00	(0.19)	2.87		2.68	0.01
For the period 12/31/2021 (d) - 10/31/2022	$24.70	(0.15)	(2.57)		(2.72)	0.02
Innovator U.S. Equity Accelerated 9 Buffer ETF - April
For the year ended 10/31/2023	$25.30	(0.22)	3.57		3.35	0.02
For the year ended 10/31/2022	$27.09	(0.21)	(1.59)		(1.80)	0.01
For the period 3/31/2021 (d) - 10/31/2021	$25.37	(0.12)	1.83		1.71	0.01
Innovator U.S. Equity Accelerated 9 Buffer ETF - July
For the year ended 10/31/2023	$25.28	(0.22)	3.02		2.80	0.02
For the year ended 10/31/2022	$26.49	(0.20)	(1.04)		(1.24)	0.03
For the period 6/30/2021 (d) - 10/31/2021	$25.68	(0.07)	0.87		0.80	0.01
Innovator U.S. Equity Accelerated 9 Buffer ETF - October
For the year ended 10/31/2023	$22.82	(0.19)	3.29		3.10	0.01
For the year ended 10/31/2022	$24.77	(0.19)	(1.80	)(e)	(1.99)	0.04
For the period 9/30/2021 (d) - 10/31/2021	$24.04	(0.02)	0.74		0.72	0.01

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

272

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)

2.69	$24.69	12.24%	$71,609	0.79%	(0.77)%	0%
(2.70)	$22.00	(10.93)%	$14,300	0.79%	(0.79)%	0%

3.37	$28.67	13.33%	$73,825	0.79%	(0.77)%	0%
(1.79)	$25.30	(6.61)%	$19,606	0.79%	(0.79)%	0%
1.72	$27.09	6.77%	$19,639	0.79%	(0.79)%	0%

2.82	$28.10	11.14%	$78,681	0.79%	(0.78)%	0%
(1.21)	$25.28	(4.56)%	$32,237	0.79%	(0.79)%	0%
0.81	$26.49	3.16%	$10,597	0.79%	(0.79)%	0%

3.11	$25.93	13.62%	$55,106	0.79%	(0.78)%	0%
(1.95)	$22.82	(7.85)%	$35,948	0.79%	(0.79)%	0%
0.73	$24.77	3.03%	$4,334	0.79%	(0.82)%	0%

The accompanying notes are an integral part of these financial statements.

273

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)
Innovator Growth Accelerated Plus ETF - January
For the year ended 10/31/2023	$17.61	(0.15)	3.43	3.28	0.01
For the period 12/31/2021 (d) - 10/31/2022	$25.46	(0.13)	(7.74)	(7.87)	0.02
Innovator Growth Accelerated Plus ETF - April
For the year ended 10/31/2023	$23.41	(0.22)	6.60	6.38	0.02
For the year ended 10/31/2022	$29.53	(0.22)	(5.90)	(6.12)	–	(e)
For the period 3/31/2021 (d) - 10/31/2021	$25.53	(0.13)	4.11	3.98	0.02
Innovator Growth Accelerated Plus ETF - July
For the year ended 10/31/2023	$19.99	(0.18)	4.52	4.34	0.01
For the year ended 10/31/2022	$27.50	(0.18)	(7.35)	(7.53)	0.02
For the period 6/30/2021 (d) - 10/31/2021	$25.52	(0.07)	2.05	1.98	–	(e)
Innovator Growth Accelerated Plus ETF - October
For the year ended 10/31/2023	$18.52	(0.17)	4.43	4.26	0.01
For the year ended 10/31/2022	$25.70	(0.18)	(7.01)	(7.19)	0.01
For the period 9/30/2021 (d) - 10/31/2021	$24.32	(0.02)	1.40	1.38	–	(e)

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

274

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)

3.29	$20.90	18.70%	$28,213	0.79%	(0.78)%	0%
(7.85)	$17.61	(30.85)%	$4,401	0.79%	(0.79)%	0%

6.40	$29.81	27.32%	$18,628	0.79%	(0.76)%	0%
(6.12)	$23.41	(20.72)%	$7,023	0.79%	(0.79)%	0%
4.00	$29.53	15.66%	$18,454	0.79%	(0.79)%	0%

4.35	$24.34	21.75%	$17,646	0.79%	(0.78)%	0%
(7.51)	$19.99	(27.30)%	$17,992	0.79%	(0.79)%	0%
1.98	$27.50	7.75%	$8,250	0.79%	(0.79)%	0%

4.27	$22.79	23.04%	$11,394	0.79%	(0.78)%	0%
(7.18)	$18.52	(27.95)%	$6,019	0.79%	(0.79)%	0%
1.38	$25.70	5.69%	$2,570	0.79%	(0.82)%	0%

The accompanying notes are an integral part of these financial statements.

275

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)
Innovator U.S. Equity Accelerated ETF - Quarterly
For the year ended 10/31/2023	$22.88	(0.21)	4.39	4.18	0.03
For the year ended 10/31/2022	$28.25	(0.20)	(5.19)	(5.39)	0.02
For the period 3/31/2021 (d) - 10/31/2021	$25.37	(0.13)	3.00	2.87	0.01
Innovator Growth Accelerated ETF - Quarterly
For the year ended 10/31/2023	$21.26	(0.18)	2.79	2.61	0.02
For the year ended 10/31/2022	$29.88	(0.20)	(8.43)	(8.63)	0.01
For the period 3/31/2021 (d) - 10/31/2021	$25.53	(0.13)	4.47	4.34	0.01
Innovator Equity Defined Protection ETF - 2 Yr to July 2025
For the period 7/17/2023 (d) - 10/31/2023	$24.86	(0.05)	(0.56)	(0.61)	0.02

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Excludes in-kind transactions associated with creations and redemptions of the Funds.
(f)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

276

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)(e)

4.21	$27.09	18.40%	$76,528	0.79%	(0.77)%	0%
(5.37)	$22.88	(19.02)%	$11,440	0.79%	(0.79)%	0%
2.88	$28.25	11.37%	$13,421	0.79%	(0.79)%	0%

2.63	$23.89	12.39%	$32,847	0.79%	(0.78)%	0%
(8.62)	$21.26	(28.85)%	$18,067	0.79%	(0.79)%	0%
4.35	$29.88	17.02%	$15,685	0.79%	(0.79)%	0%
(0.59)	$24.27	(2.37)%	$197,808	0.79%	(0.79)%	7%

The accompanying notes are an integral part of these financial statements.

277

INNOVATOR ETFs TRUST

Notes to Financial Statements

1.	ORGANIZATION

Innovator ETFs Trust (the “Trust”) was organized under Delaware law as a Delaware statutory trust on October 17, 2007, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Trust currently consists of multiple operational series, of which forty-three are covered in this report, collectively the (“Funds”):

Name	Ticker	Commencement of Operations	Tracking Fund
Innovator Emerging Markets Power Buffer ETF - January	EJAN	December 31, 2019	iShares MSCI Emerging Markets ETF
Innovator Emerging Markets Power Buffer ETF - April	EAPR	March 31, 2021	iShares MSCI Emerging Markets ETF
Innovator Emerging Markets Power Buffer ETF - July	EJUL	June 28, 2019	iShares MSCI Emerging Markets ETF
Innovator Emerging Markets Power Buffer ETF - October	EOCT	September 30, 2021	iShares MSCI Emerging Markets ETF
Innovator International Developed Power Buffer ETF - January	IJAN	December 31, 2019	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - April	IAPR	March 31, 2021	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - July	IJUL	June 28, 2019	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - September	ISEP	August 31, 2023	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - October	IOCT	September 30, 2021	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - November	INOV	October 31, 2023	iShares MSCI EAFE ETF
Innovator 20+ Year Treasury Bond 9 Buffer ETF - July	TBJL	August 17, 2020	iShares 20+ Year Treasury Bond ETF
Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly	TFJL	August 17, 2020	iShares 20+ Year Treasury Bond ETF
Innovator Defined Wealth Shield ETF	BALT	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator Double Stacker ETF - January	DSJA	December 31, 2020	SPDR S&P 500® ETF Trust and Invesco QQQ Trust
Innovator Triple Stacker ETF - January	TSJA	December 31, 2020	SPDR S&P 500® ETF Trust, Invesco QQQ Trust and iShares Russell 2000 ETF
Innovator Double Stacker 9 Buffer ETF - January	DBJA	December 31, 2020	SPDR S&P 500® ETF Trust and Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - January	NJAN	December 31, 2019	Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - April	NAPR	March 31, 2020	Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - July	NJUL	June 30, 2020	Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - October	NOCT	September 30, 2019	Invesco QQQ Trust
Innovator U.S. Small Cap Power Buffer ETF - January	KJAN	December 31, 2019	iShares Russell 2000 ETF
Innovator U.S. Small Cap Power Buffer ETF - April	KAPR	March 31, 2020	iShares Russell 2000 ETF
Innovator U.S. Small Cap Power Buffer ETF - July	KJUL	June 30, 2020	iShares Russell 2000 ETF
Innovator U.S. Small Cap Power Buffer ETF - October	KOCT	September 30, 2019	iShares Russell 2000 ETF
Innovator U.S. Equity Accelerated ETF - January	XDJA	December 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated ETF - April	XDAP	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated ETF - July	XDJL	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated ETF - October	XDOC	September 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - January	XTJA	December 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - April	XTAP	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - July	XTJL	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - October	XTOC	September 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - January	XBJA	December 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - April	XBAP	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - July	XBJL	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - October	XBOC	September 30, 2021	SPDR S&P 500® ETF Trust
Innovator Growth Accelerated Plus ETF - January	QTJA	December 31, 2021	Invesco QQQ Trust
Innovator Growth Accelerated Plus ETF - April	QTAP	March 31, 2021	Invesco QQQ Trust
Innovator Growth Accelerated Plus ETF - July	QTJL	June 30, 2021	Invesco QQQ Trust
Innovator Growth Accelerated Plus ETF - October	QTOC	September 30, 2021	Invesco QQQ Trust
Innovator U.S. Equity Accelerated ETF - Quarterly	XDSQ	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator Growth Accelerated ETF - Quarterly	XDQQ	March 31, 2021	Invesco QQQ Trust
Innovator Equity Defined Protection ETF - 2 Yr to July 2025	TJUL	July 17, 2023	S&P 500® Index

278

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

The operational series of the Trust covered outside of this report consist of:

Name	Ticker	Commencement of Operations	Tracking Index/Fund
Innovator IBD® 50 ETF	FFTY	April 8, 2015	IBD® 50 Index
Innovator IBD® Breakout Opportunities ETF	BOUT	September 12, 2018	IBD® Breakout Stocks Index
Innovator Deepwater Frontier Tech ETF	LOUP	July 24, 2018	Loup Frontier Tech Index
Innovator S&P Investment Grade Preferred ETF	EPRF	May 23, 2016	S&P U.S. High Quality Preferred Stock Index
Innovator Laddered Allocation Power Buffer ETF (b)	BUFF	October 19, 2016	Refinitiv Laddered Power Buffer Strategy Index
Innovator Laddered Allocation Buffer ETF (c)	BUFB	February 8, 2022	MerQube U.S. Large Cap Equity Buffer Laddered Index
Innovator Buffer Step-Up Strategy ETF	BSTP	March 7, 2022	SPDR S&P 500® ETF Trust
Innovator Power Buffer Step-Up Strategy ETF	PSTP	March 7, 2022	SPDR S&P 500® ETF Trust
Innovator Hedged TSLA Strategy ETF	TSLH	July 25, 2022	Tesla, Inc.
Innovator Uncapped Accelerated U.S. Equity ETF	XUSP	August 10, 2022	SPDR S&P 500® ETF Trust
Innovator Equity Managed Floor ETF	SFLR	November 8, 2022	SPDR S&P 500® ETF Trust
Innovator Gradient Tactical Rotation Strategy ETF	IGTR	November 16, 2022	S&P Global Broad Market Index
Innovator U.S. Equity Buffer ETF – January	BJAN	December 31, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – February	BFEB	January 31, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – March	BMAR	February 28, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – April	BAPR	March 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – May	BMAY	April 30, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – June	BJUN	May 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – July	BJUL	August 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – August	BAUG	July 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – September	BSEP	August 30, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – October	BOCT	September 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – November	BNOV	October 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – December	BDEC	November 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – January	PJAN	December 31, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – February	PFEB	January 31, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – March	PMAR	February 28, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – April	PAPR	March 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – May	PMAY	April 30, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – June	PJUN	May 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – July	PJUL	August 7, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – August	PAUG	July 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – September	PSEP	August 30, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – October	POCT	September 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – November	PNOV	October 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – December	PDEC	November 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – January	UJAN	December 31, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – February	UFEB	January 31, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – March	UMAR	February 28, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – April	UAPR	March 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – May	UMAY	April 30, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – June	UJUN	May 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – July	UJUL	August 7, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – August	UAUG	July 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – September	USEP	August 30, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – October	UOCT	September 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – November	UNOV	October 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – December	UDEC	November 29, 2019	SPDR S&P 500® ETF Trust
Innovator Premium Income 10 Barrier ETF - April	APRD	March 31, 2023	S&P 500® Index
Innovator Premium Income 20 Barrier ETF - April	APRH	March 31, 2023	S&P 500® Index
Innovator Premium Income 30 Barrier ETF - April	APRJ	March 31, 2023	S&P 500® Index
Innovator Premium Income 40 Barrier ETF - April	APRQ	March 31, 2023	S&P 500® Index
Innovator Premium Income 10 Barrier ETF - July	JULD	June 30, 2023	S&P 500® Index
Innovator Premium Income 20 Barrier ETF - July	JULH	June 30, 2023	S&P 500® Index
Innovator Premium Income 30 Barrier ETF - July	JULJ	June 30, 2023	S&P 500® Index
Innovator Premium Income 40 Barrier ETF - July	JULQ	June 30, 2023	S&P 500® Index
Innovator Premium Income 10 Barrier ETF - October	OCTD	September 29, 2023	S&P 500® Index
Innovator Premium Income 20 Barrier ETF - October	OCTH	September 29, 2023	S&P 500® Index
Innovator Premium Income 30 Barrier ETF - October	OCTJ	September 29, 2023	S&P 500® Index
Innovator Premium Income 40 Barrier ETF - October	OCTQ	September 29, 2023	S&P 500® Index
Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly	EALT	September 29, 2023	SPDR S&P 500® ETF Trust
Innovator U.S. Equity 10 Buffer ETF - Quarterly	ZALT	September 29, 2023	SPDR S&P 500® ETF Trust
Innovator Premium Income 9 Buffer ETF - October	HOCT	September 29, 2023	SPDR S&P 500® ETF Trust
Innovator Premium Income 15 Buffer ETF - October	LOCT	September 29, 2023	SPDR S&P 500® ETF Trust

279

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

The Funds are exchange traded funds that offer one class of shares, do not charge a sales load, do not have a redemption fee and currently do not charge a 12b-1 fee to their shareholders. The Innovator International Developed and Emerging Markets ETFs list and principally trade their shares on NYSE Arca (“NYSE”). All other Innovator ETFs included in this report each, respectively, list and principally trade their shares on Cboe BZX Exchange, Inc. (“Cboe BZX”).

Each Fund employs a specific “defined outcome strategy.” Defined outcome strategies generally seek to produce pre-determined investment outcomes based upon the performance of an index or one or more underlying securities. The Funds’ pre-determined outcomes (“Outcomes”) are based upon the price performance of a benchmark index or one or more underlying exchange-traded fund (the “Benchmark”) over a period of approximately one year or another predetermined period (“Outcome Period”). The Funds’ investment strategy provides shareholders with participation in any gains experienced by the applicable Benchmark over the course of the Outcome Period, subject to a cap on upside returns (a “Cap”), and, if applicable, a predetermined buffer (a “Buffer”) against Benchmark losses for the Outcome Period. These defined outcomes are managed by purchasing and selling call and put FLexible EXchange Options (“FLEX Options”) to create layers within a Fund’s portfolio. Each Fund’s FLEX Option has the same reference asset and expiration date, with uniquely selected strike prices for the Fund’s Outcome Period. Due to the customizable nature of FLEX Options that allows for specific strike prices to be selected for the same reference asset and expiration date, when each of the FLEX Options expire on the last day of the Outcome Period, the Funds are expected to achieve a Benchmark investment return with the applicable Buffer and Cap investment parameters.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”.

280

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Notes to Financial Statements (Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation:

The net asset values (“NAV”) of the Funds are determined as of the close of regular trading on the NYSE (normally 4:00 p.m. ET). If the NYSE closes early on a valuation day, the Funds shall determine NAV as of that time.

Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Adviser, as the Trust’s Valuation Designee (“Valuation Designee”) is responsible for establishing valuation of portfolio securities and other instruments held by the Funds in accordance with the Trust’s valuation procedures.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are generally valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a pricing service. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Valuation Designee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Deposit accounts are valued at acquisition cost. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by the Valuation Designee.

281

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Exchange-traded option contracts (other than FLEX Option contracts) will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Options will be valued at a model-based price provided by the exchange on which the option is traded at the official close of that exchange’s trading date. If the exchange on which the option is traded is unable to provide a model price, FLEX Options prices will be provided by backup provider Super Derivatives. Otherwise, the value of a FLEX Option will be determined by the Valuation Designee in accordance with the Trust’s valuation procedures.

If no quotation can be obtained from a pricing service, then the Valuation Designee will then attempt to obtain one or more broker quotes for the security. If no quotation is available from either a pricing service or one or more brokers or if the Valuation Designee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Funds for which reliable market quotations are not readily available will be determined by the Valuation Designee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

282

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Notes to Financial Statements (Continued)

Fair Valuation Measurement:

FASB established a framework for measuring fair value in accordance with U.S. GAAP. Under ASC Topic 820, “Fair Value Measurement” (“ASC 820”), various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

•	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

283

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Notes to Financial Statements (Continued)

The following table summarizes valuation of the Funds’ investments under the fair value hierarchy levels as of October 31, 2023:

EJAN
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$265,443,431	$–	$265,443,431
Short Term Investments	479,258	–	–	479,258
Total Assets	$479,258	$265,443,431	$–	$265,922,689

Liabilities
Options Written	$–	$1,340,966	$–	$1,340,966
Total Liabilities	$–	$1,340,966	$–	$1,340,966

EAPR
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$59,604,689	$–	$59,604,689
Short Term Investments	114,067	–	–	114,067
Total Assets	$114,067	$59,604,689	$–	$59,718,756

Liabilities
Options Written	$–	$1,184,710	$–	$1,184,710
Total Liabilities	$–	$1,184,710	$–	$1,184,710

EJUL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$104,069,050	$–	$104,069,050
Short Term Investments	193,470	–	–	193,470
Total Assets	$193,470	$104,069,050	$–	$104,262,520

Liabilities
Options Written	$–	$3,103,294	$–	$3,103,294
Total Liabilities	$–	$3,103,294	$–	$3,103,294

EOCT
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$44,460,980	$–	$44,460,980
Short Term Investments	88,859	–	–	88,859
Total Assets	$88,859	$44,460,980	$–	$44,549,839

Liabilities
Options Written	$–	$1,652,738	$–	$1,652,738
Total Liabilities	$–	$1,652,738	$–	$1,652,738

284

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Notes to Financial Statements (Continued)

IJAN
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$120,989,149	$–	$120,989,149
Short Term Investments	269,399	–	–	269,399
Total Assets	$269,399	$120,989,149	$–	$121,258,548

Liabilities
Options Written	$–	$448,369	$–	$448,369
Total Liabilities	$–	$448,369	$–	$448,369

IAPR
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$224,813,253	$–	$224,813,253
Short Term Investments	502,750	–	–	502,750
Total Assets	$502,750	$224,813,253	$–	$225,316,003

Liabilities
Options Written	$–	$2,945,012	$–	$2,945,012
Total Liabilities	$–	$2,945,012	$–	$2,945,012

IJUL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$201,114,415	$–	$201,114,415
Short Term Investments	451,719	–	–	451,719
Total Assets	$451,719	$201,114,415	$–	$201,566,134

Liabilities
Options Written	$–	$5,401,705	$–	$5,401,705
Total Liabilities	$–	$5,401,705	$–	$5,401,705

ISEP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$36,988,224	$–	$36,988,224
Short Term Investments	74,404	–	–	74,404
Total Assets	$74,404	$36,988,224	$–	$37,062,628

Liabilities
Options Written	$–	$1,002,820	$–	$1,002,820
Total Liabilities	$–	$1,002,820	$–	$1,002,820

285

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Notes to Financial Statements (Continued)

IOCT
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$108,700,655	$–	$108,700,655
Short Term Investments	296,073	–	–	296,073
Total Assets	$296,073	$108,700,655	$–	$108,996,728

Liabilities
Options Written	$–	$3,237,290	$–	$3,237,290
Total Liabilities	$–	$3,237,290	$–	$3,237,290

INOV
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$1,284,980	$–	$1,284,980
Total Assets	$–	$1,284,980	$–	$1,284,980

Liabilities
Options Written	$–	$39,668	$–	$39,668
Total Liabilities	$–	$39,668	$–	$39,668

TBJL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$86,979,639	$–	$86,979,639
Short Term Investments	239,077	–	–	239,077
Total Assets	$239,077	$86,979,639	$–	$87,218,716

Liabilities
Options Written	$–	$9,726,952	$–	$9,726,952
Total Liabilities	$–	$9,726,952	$–	$9,726,952

TFJL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$10,277,289	$–	$10,277,289
Short Term Investments	12,828	–	–	12,828
Total Assets	$12,828	$10,277,289	$–	$10,290,117

Liabilities
Options Written	$–	$21,103	$–	$21,103
Total Liabilities	$–	$21,103	$–	$21,103

BALT
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$493,706,379	$–	$493,706,379
Short Term Investments	733,025	–	–	733,025
Total Assets	$733,025	$493,706,379	$–	$494,439,404

Liabilities
Options Written	$–	$3,775,779	$–	$3,775,779
Total Liabilities	$–	$3,775,779	$–	$3,775,779

286

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Notes to Financial Statements (Continued)

DSJA
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$2,530,915	$–	$2,530,915
Short Term Investments	17,432	–	–	17,432
Total Assets	$17,432	$2,530,915	$–	$2,548,347

Liabilities
Options Written	$–	$404,000	$–	$404,000
Total Liabilities	$–	$404,000	$–	$404,000

TSJA
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$5,907,878	$–	$5,907,878
Short Term Investments	29,836	–	–	29,836
Total Assets	$29,836	$5,907,878	$–	$5,937,714

Liabilities
Options Written	$–	$1,231,445	$–	$1,231,445
Total Liabilities	$–	$1,231,445	$–	$1,231,445

DBJA
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$8,861,588	$–	$8,861,588
Short Term Investments	34,893	–	–	34,893
Total Assets	$34,893	$8,861,588	$–	$8,896,481

Liabilities
Options Written	$–	$1,720,740	$–	$1,720,740
Total Liabilities	$–	$1,720,740	$–	$1,720,740

NJAN
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$85,739,911	$–	$85,739,911
Short Term Investments	181,450	–	–	181,450
Total Assets	$181,450	$85,739,911	$–	$85,921,361

Liabilities
Options Written	$–	$8,221,470	$–	$8,221,470
Total Liabilities	$–	$8,221,470	$–	$8,221,470

NAPR
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$136,943,608	$–	$136,943,608
Short Term Investments	341,371	–	–	341,371
Total Assets	$341,371	$136,943,608	$–	$137,284,979

Liabilities
Options Written	$–	$4,746,520	$–	$4,746,520
Total Liabilities	$–	$4,746,520	$–	$4,746,520

287

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Notes to Financial Statements (Continued)

NJUL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$275,453,484	$–	$275,453,484
Short Term Investments	754,714	–	–	754,714
Total Assets	$754,714	$275,453,484	$–	$276,208,198

Liabilities
Options Written	$–	$9,579,642	$–	$9,579,642
Total Liabilities	$–	$9,579,642	$–	$9,579,642

NOCT
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$155,865,558	$–	$155,865,558
Short Term Investments	436,398	–	–	436,398
Total Assets	$436,398	$155,865,558	$–	$156,301,956

Liabilities
Options Written	$–	$7,944,675	$–	$7,944,675
Total Liabilities	$–	$7,944,675	$–	$7,944,675

KJAN
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$141,265,560	$–	$141,265,560
Short Term Investments	372,203	–	–	372,203
Total Assets	$372,203	$141,265,560	$–	$141,637,763

Liabilities
Options Written	$–	$1,012,832	$–	$1,012,832
Total Liabilities	$–	$1,012,832	$–	$1,012,832

KAPR
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$155,681,015	$–	$155,681,015
Short Term Investments	431,906	–	–	431,906
Total Assets	$431,906	$155,681,015	$–	$156,112,921

Liabilities
Options Written	$–	$3,413,398	$–	$3,413,398
Total Liabilities	$–	$3,413,398	$–	$3,413,398

KJUL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$190,797,850	$–	$190,797,850
Short Term Investments	539,442	–	–	539,442
Total Assets	$539,442	$190,797,850	$–	$191,337,292

Liabilities
Options Written	$–	$7,867,176	$–	$7,867,176
Total Liabilities	$–	$7,867,176	$–	$7,867,176

288

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Notes to Financial Statements (Continued)

KOCT
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$68,781,357	$–	$68,781,357
Short Term Investments	204,256	–	–	204,256
Total Assets	$204,256	$68,781,357	$–	$68,985,613

Liabilities
Options Written	$–	$2,965,993	$–	$2,965,993
Total Liabilities	$–	$2,965,993	$–	$2,965,993

XDJA
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$5,253,540	$–	$5,253,540
Short Term Investments	23,816	–	–	23,816
Total Assets	$23,816	$5,253,540	$–	$5,277,356

Liabilities
Options Written	$–	$134,414	$–	$134,414
Total Liabilities	$–	$134,414	$–	$134,414

XDAP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$5,704,564	$–	$5,704,564
Short Term Investments	13,509	–	–	13,509
Total Assets	$13,509	$5,704,564	$–	$5,718,073

Liabilities
Options Written	$–	$155,696	$–	$155,696
Total Liabilities	$–	$155,696	$–	$155,696

XDJL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$8,715,985	$–	$8,715,985
Short Term Investments	25,173	–	–	25,173
Total Assets	$25,173	$8,715,985	$–	$8,741,158

Liabilities
Options Written	$–	$146,370	$–	$146,370
Total Liabilities	$–	$146,370	$–	$146,370

XDOC
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$3,862,174	$–	$3,862,174
Short Term Investments	41,038	–	–	41,038
Total Assets	$41,038	$3,862,174	$–	$3,903,212

Liabilities
Options Written	$–	$199,350	$–	$199,350
Total Liabilities	$–	$199,350	$–	$199,350

289

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Notes to Financial Statements (Continued)

XTJA
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$20,363,556	$–	$20,363,556
Short Term Investments	54,425	–	–	54,425
Total Assets	$54,425	$20,363,556	$–	$20,417,981

Liabilities
Options Written	$–	$2,007,205	$–	$2,007,205
Total Liabilities	$–	$2,007,205	$–	$2,007,205

XTAP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$11,287,850	$–	$11,287,850
Short Term Investments	12,124	–	–	12,124
Total Assets	$12,124	$11,287,850	$–	$11,299,974

Liabilities
Options Written	$–	$887,891	$–	$887,891
Total Liabilities	$–	$887,891	$–	$887,891

XTJL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$16,458,243	$–	$16,458,243
Short Term Investments	12,069	–	–	12,069
Total Assets	$12,069	$16,458,243	$–	$16,470,312

Liabilities
Options Written	$–	$747,353	$–	$747,353
Total Liabilities	$–	$747,353	$–	$747,353

XTOC
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$14,331,629	$–	$14,331,629
Short Term Investments	15,421	–	–	15,421
Total Assets	$15,421	$14,331,629	$–	$14,347,050

Liabilities
Options Written	$–	$1,614,508	$–	$1,614,508
Total Liabilities	$–	$1,614,508	$–	$1,614,508

XBJA
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$75,860,327	$–	$75,860,327
Short Term Investments	141,512	–	–	141,512
Total Assets	$141,512	$75,860,327	$–	$76,001,839

Liabilities
Options Written	$–	$4,345,178	$–	$4,345,178
Total Liabilities	$–	$4,345,178	$–	$4,345,178

290

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Notes to Financial Statements (Continued)

XBAP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$78,035,110	$–	$78,035,110
Short Term Investments	157,244	–	–	157,244
Total Assets	$157,244	$78,035,110	$–	$78,192,354

Liabilities
Options Written	$–	$4,359,600	$–	$4,359,600
Total Liabilities	$–	$4,359,600	$–	$4,359,600

XBJL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$83,071,307	$–	$83,071,307
Short Term Investments	212,874	–	–	212,874
Total Assets	$212,874	$83,071,307	$–	$83,284,181

Liabilities
Options Written	$–	$4,550,432	$–	$4,550,432
Total Liabilities	$–	$4,550,432	$–	$4,550,432

XBOC
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$60,804,770	$–	$60,804,770
Short Term Investments	159,855	–	–	159,855
Total Assets	$159,855	$60,804,770	$–	$60,964,625

Liabilities
Options Written	$–	$5,826,438	$–	$5,826,438
Total Liabilities	$–	$5,826,438	$–	$5,826,438

QTJA
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$44,690,545	$–	$44,690,545
Short Term Investments	52,009	–	–	52,009
Total Assets	$52,009	$44,690,545	$–	$44,742,554

Liabilities
Options Written	$–	$16,510,911	$–	$16,510,911
Total Liabilities	$–	$16,510,911	$–	$16,510,911

QTAP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$22,929,838	$–	$22,929,838
Short Term Investments	49,466	–	–	49,466
Total Assets	$49,466	$22,929,838	$–	$22,979,304

Liabilities
Options Written	$–	$4,339,213	$–	$4,339,213
Total Liabilities	$–	$4,339,213	$–	$4,339,213

291

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Notes to Financial Statements (Continued)

QTJL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$19,175,954	$–	$19,175,954
Short Term Investments	28,130	–	–	28,130
Total Assets	$28,130	$19,175,954	$–	$19,204,084

Liabilities
Options Written	$–	$1,546,835	$–	$1,546,835
Total Liabilities	$–	$1,546,835	$–	$1,546,835

QTOC
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$13,407,325	$–	$13,407,325
Short Term Investments	20,363	–	–	20,363
Total Assets	$20,363	$13,407,325	$–	$13,427,688

Liabilities
Options Written	$–	$2,026,557	$–	$2,026,557
Total Liabilities	$–	$2,026,557	$–	$2,026,557

XDSQ
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$77,162,560	$–	$77,162,560
Short Term Investments	101,819	–	–	101,819
Total Assets	$101,819	$77,162,560	$–	$77,264,379

Liabilities
Options Written	$–	$679,345	$–	$679,345
Total Liabilities	$–	$679,345	$–	$679,345

XDQQ
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$33,440,151	$–	$33,440,151
Short Term Investments	21,113	–	–	21,113
Total Assets	$21,113	$33,440,151	$–	$33,461,264

Liabilities
Options Written	$–	$592,715	$–	$592,715
Total Liabilities	$–	$592,715	$–	$592,715

TJUL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$200,884,461	$–	$200,884,461
Short Term Investments	667,558	–	–	667,558
Total Assets	$667,558	$200,884,461	$–	$201,552,019

Liabilities
Options Written	$–	$3,621,324	$–	$3,621,324
Total Liabilities	$–	$3,621,324	$–	$3,621,324

292

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

There were no Level 3 investments for the Funds during the year or period ended October 31, 2023.

Option Contracts:

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”).

The Funds invest primarily in FLEX Option contracts. FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options in which the Funds will invest are all European style options (options that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Funds will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the index, in case of an index put option) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the index, in case of an index put option) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the index, in case of an index call option) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the index, in case of an index call option) at a certain defined price.

293

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

When the Funds write an option, an amount equal to the premium received by the Funds are recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

All of the FLEX Option contracts held by the Funds are fully funded and cash settled, therefore balance sheet offsetting under U.S. GAAP does not apply.

The Funds bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Funds could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX Options, the Funds may have difficulty closing out certain FLEX Options positions at desired times and prices. The Funds may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time to until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). However, as a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Index.

294

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

The value of derivative instruments on the Statements of Assets and Liabilities for the Funds as of October 31, 2023 are as follows:

	Equity Risk - Call and Put Options not Accounted for as Hedging Instruments
	Asset Derivatives	Liability Derivatives
	Investments, at value	Options written, at value
EJAN	$265,443,431	$1,340,966
EAPR	59,604,689	1,184,710
EJUL	104,069,050	3,103,294
EOCT	44,460,980	1,652,738
IJAN	120,989,149	448,369
IAPR	224,813,253	2,945,012
IJUL	201,114,415	5,401,705
ISEP	36,988,224	1,002,820
IOCT	108,700,655	3,237,290
INOV	1,284,980	39,668
BALT	493,706,379	3,775,779
DSJA	2,530,915	404,000
TSJA	5,907,878	1,231,445
DBJA	8,861,588	1,720,740
NJAN	85,739,911	8,221,470
NAPR	136,943,608	4,746,520
NJUL	275,453,484	9,579,642
NOCT	155,865,558	7,944,675
KJAN	141,265,560	1,012,832
KAPR	155,681,015	3,413,398
KJUL	190,797,850	7,867,176
KOCT	68,781,357	2,965,993
XDJA	5,253,540	134,414
XDAP	5,704,564	155,696
XDJL	8,715,985	146,370
XDOC	3,862,174	199,350
XTJA	20,363,556	2,007,205
XTAP	11,287,850	887,891
XTJL	16,458,243	747,353
XTOC	14,331,629	1,614,508
XBJA	75,860,327	4,345,178
XBAP	78,035,110	4,359,600
XBJL	83,071,307	4,550,432
XBOC	60,804,770	5,826,438
QTJA	44,690,545	16,510,911
QTAP	22,929,838	4,339,213
QTJL	19,175,954	1,546,835
QTOC	13,407,325	2,026,557
XDSQ	77,162,560	679,345
XDQQ	33,440,151	592,715
TJUL	200,884,461	-

	Interest Rate Risk - Call and Put Options not Accounted for as Hedging Instruments
	Asset Derivatives	Liability Derivatives
	Investments, at value	Options written, at value
TBJL	$86,979,639	$9,726,952
TFJL	10,277,289	21,103

295

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Notes to Financial Statements (Continued)

The effect of derivative instruments on the Statements of Operations for the year or period ended October 31, 2023:

	Equity Risk - Call and Put Options not Accounted for as Hedging Instruments
	Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments	Investments in-kind	Options written	Options written in-kind
EJAN	$(11,667,099)	$5,669,571	$(1,219,588)	$1,720,689
EAPR	(3,642,115)	1,151,748	949,893	1,557,518
EJUL	(4,572,702)	1,779,662	3,772,193	1,020,150
EOCT	(512,687)	1,354,545	1,047,632	676,674
IJAN	(8,432,159)	8,730,439	1,557,032	4,087,257
IAPR	(4,099,347)	5,001,595	205,380	3,924,340
IJUL	9,304,548	13,246,245	3,679,113	3,025,247
ISEP	-	-	-	-
IOCT	(6,284,084)	22,592,264	(418,128)	4,020,616
INOV	-	-	-	-
BALT	20,738,654	8,592,943	(7,180,514)	4,251,077
DSJA	(699,505)	-	147,023	-
TSJA	(2,375,932)	(97,169)	1,022,067	167,855
DBJA	(900,685)	100,499	354,233	94,021
NJAN	(15,765,249)	15,349,905	(11,936,583)	533,108
NAPR	(4,991,418)	3,452,728	1,711,675	3,173,714
NJUL	2,704,552	12,152,176	(1,597,578)	4,560,062
NOCT	9,122,113	10,425,414	(1,156,873)	(108,715)
KJAN	(15,352,079)	8,192,335	(275,283)	4,094,584
KAPR	(7,390,011)	1,610,133	3,582,232	3,501,368
KJUL	81,023	795,815	5,170,699	1,093,382
KOCT	(2,578,770)	2,383,736	4,273,464	2,153,137
XDJA	(756,611)	1,599,692	2,165	(119,024)
XDAP	(635,622)	(55,015)	112,618	273,654
XDJL	478,517	45,577	(20,227)	4,969
XDOC	1,668,057	13,473,841	(488,989)	(5,905,557)
XTJA	(1,687,637)	695,872	359,920	(172,200)
XTAP	(751,765)	(438,819)	476,178	230,989
XTJL	2,867,996	(46,059)	(937,897)	418,948
XTOC	2,114,118	4,676,607	(1,321,793)	(1,451,603)
XBJA	(2,764,838)	1,849,575	(615,448)	1,061,114
XBAP	(3,169,275)	(64,162)	1,058,644	2,081,159
XBJL	2,182,987	21,794	(387,938)	1,112,390
XBOC	1,858,810	5,979,097	(623,478)	789,553
QTJA	(2,841,513)	9,380,271	(107,470)	(3,499,910)
QTAP	(2,977,730)	(673,712)	1,611,323	320,052
QTJL	2,324,990	(281,440)	(2,722,271)	1,873,691
QTOC	3,315,003	5,811,793	(4,183,790)	(2,058,109)
XDSQ	1,435,376	156,489	494,491	34,574
XDQQ	2,623,021	539,554	(1,757,019)	(155,562)
TJUL	(21,881)	144,494	(3,266)	108,610

	Interest Rate Risk - Call and Put Options not Accounted for as Hedging Instruments
	Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments	Investments in-kind	Options written	Options written in-kind
TBJL	$(2,110,886)	$1,916,206	$782,655	$2,428,034
TFJL	(1,824,878)	533,899	273,204	147,848

296

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

	Equity Risk - Call and Put Options not Accounted for as Hedging Instruments
	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments	Options written
EJAN	$(571,337)	9,312,510
EAPR	(379,536)	3,177,285
EJUL	(1,162,651)	751,937
EOCT	(464,922)	325,688
IJAN	(2,407,077)	7,565,960
IAPR	(11,199,626)	5,202,132
IJUL	(4,330,753)	(963,353)
ISEP	(894,445)	(103,345)
IOCT	(4,162,253)	136,174
INOV	(176)	(177)
BALT	(18,100,069)	13,913,436
DSJA	1,545,302	(501,487)
TSJA	3,476,743	(1,543,141)
DBJA	2,353,359	(1,018,158)
NJAN	22,978,956	2,867,392
NAPR	9,851,391	3,778,120
NJUL	(6,390,780)	598,976
NOCT	(4,629,344)	1,401,328
KJAN	(3,339,909)	5,001,348
KAPR	(3,718,637)	2,335,027
KJUL	(17,200,735)	1,083,643
KOCT	(6,345,413)	1,513,264
XDJA	850,883	99,539
XDAP	871,007	(83,180)
XDJL	(864,203)	456,453
XDOC	(4,604,232)	2,619,551
XTJA	1,515,816	1,136,645
XTAP	430,323	453,567
XTJL	(2,490,028)	1,621,233
XTOC	(3,107,625)	2,234,944
XBJA	775,009	6,141,544
XBAP	(87,699)	4,353,549
XBJL	(4,028,477)	3,841,582
XBOC	(4,715,060)	3,150,678
QTJA	11,905,741	(9,596,268)
QTAP	4,776,171	(1,387,953)
QTJL	305,794	339,472
QTOC	(1,169,267)	857,514
XDSQ	(4,352,894)	2,355,467
XDQQ	(2,255,092)	1,045,523
TJUL	(3,468,112)	-

	Interest Rate Risk - Call and Put Options not Accounted for as Hedging Instruments
	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments	Options written
TBJL	$(3,898,652)	(5,486,424)
TFJL	150,069	(170,454)

297

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

The average volume of derivative activity during the year or period ended October 31, 2023, is as follows:

	Purchased Options	Options Written
	Average Monthly Market Value	Average Monthly Market Value
EJAN	$106,074,950	$(2,169,701)
EAPR	53,455,304	(1,612,333)
EJUL	94,000,337	(2,203,311)
EOCT	32,978,109	(1,040,541)
IJAN	148,782,647	(2,991,157)
IAPR	180,049,987	(3,538,105)
IJUL	169,996,313	(4,107,808)
ISEP	24,204,856	(652,957)
IOCT	109,114,076	(6,499,442)
INOV	1,284,980	(39,668)
TBJL	61,838,998	(3,240,516)
TFJL	10,666,899	(41,621)
BALT	386,027,494	(10,661,531)
DSJA	3,183,508	(561,242)
TSJA	6,981,697	(1,716,718)
DBJA	9,206,770	(1,993,115)
NJAN	97,306,858	(11,448,908)
NAPR	112,261,880	(7,849,948)
NJUL	156,424,238	(6,316,893)
NOCT	96,897,952	(7,490,911)
KJAN	150,353,207	(4,388,141)
KAPR	133,389,449	(4,383,708)
KJUL	118,406,070	(4,120,547)
KOCT	76,893,163	(2,684,253)
XDJA	10,580,574	(1,027,970)
XDAP	5,403,905	(359,163)
XDJL	4,198,584	(188,537)
XDOC	31,429,635	(4,008,420)
XTJA	16,287,373	(3,065,086)
XTAP	7,424,410	(1,052,308)
XTJL	15,521,878	(1,823,581)
XTOC	24,224,034	(5,920,426)
XBJA	63,997,740	(8,637,528)
XBAP	53,542,973	(5,978,548)
XBJL	54,288,927	(4,802,964)
XBOC	59,125,824	(10,250,301)
QTJA	43,361,333	(17,153,647)
QTAP	14,007,904	(3,251,305)
QTJL	14,087,101	(2,109,811)
QTOC	18,061,116	(5,810,526)
XDSQ	34,382,648	(1,012,387)
XDQQ	20,500,203	(1,056,287)
TJUL	138,539,217	(3,998,062)

298

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Use of Estimates:

In preparing financial statements in conformity with U.S. GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

Guarantees and Indemnifications:

In the normal course of business, the Trust may enter into a contract with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims against the Trust that have not yet occurred. Based on experience, the Trust expects the risk of loss to be remote.

Tax Information:

The Funds are treated as separate entities for federal income tax purposes. The Funds intend to qualify as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Funds must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Funds will not be subject to federal income tax to the extent the Funds distribute substantially all of their net investment income and capital gains to shareholders.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Tax benefits associated with an uncertain tax position can be recognized only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as tax expense in the Statements of Operations. During the year or period ended October 31, 2023, the Funds did not incur any interest or penalties. The Funds’ federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. As of October 31, 2023, the Funds have no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months. The Funds are subject to examination by U.S. Federal tax authorities for all tax years since inception.

299

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

U.S. GAAP requires that certain components of net assets be reclassified between distributable earnings/(accumulated deficit) and additional paid-in capital. These reclassifications have no effect on net assets or net asset value per share.  For the year or period ended October 31, 2023, the Funds made the following permanent book-to-tax reclassifications due to net operating losses and redemption in-kind transactions:

	Distributable Earnings/ (Accumulated Deficit)	Paid-In Capital
EJAN	$(6,712,336)	$6,712,336
EAPR	(2,371,901)	2,371,901
EJUL	(2,420,216)	2,420,216
EOCT	(1,915,341)	1,915,341
IJAN	(12,166,720)	12,166,720
IAPR	(8,490,754)	8,490,754
IJUL	(15,388,218)	15,388,218
ISEP	-	-
IOCT	(26,317,647)	26,317,647
INOV	-	-
TBJL	(4,242,315)	4,242,315
TFJL	(603,279)	603,279
BALT	(11,772,300)	11,772,300
DSJA	33,291	(33,291)
TSJA	23,433	(23,433)
DBJA	(111,796)	111,796
NJAN	(15,056,779)	15,056,779
NAPR	(6,213,786)	6,213,786
NJUL	(16,067,020)	16,067,020
NOCT	(10,316,699)	10,316,699
KJAN	(11,435,063)	11,435,063
KAPR	(4,440,683)	4,440,683
KJUL	(1,369,412)	1,369,412
KOCT	(4,166,876)	4,166,876
XDJA	(1,451,488)	1,451,488
XDAP	(213,711)	213,711
XDJL	(14,960)	14,960
XDOC	(7,452,199)	7,452,199
XTJA	(478,862)	478,862
XTAP	276,096	(276,096)
XTJL	(263,446)	263,446
XTOC	(3,156,775)	3,156,775
XBJA	(2,807,205)	2,807,205
XBAP	(1,836,364)	1,836,364
XBJL	(944,637)	944,637
XBOC	(6,652,424)	6,652,424
QTJA	(5,830,526)	5,830,526
QTAP	438,133	(438,133)
QTJL	(1,477,560)	1,477,560
QTOC	(3,711,064)	3,711,064
XDSQ	(101,872)	101,872
XDQQ	(264,631)	264,631
TJUL	(253,104)	253,104

300

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date.  The Funds intend to pay out dividends from their net investment income, if any, annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually by the Funds.  The Funds may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. Distributions that exceed earnings and profits for tax purposes are reported as return of capital.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date.  The Trust determines the gain or loss realized from investment transactions on the basis of identified cost.  Dividend income, if any, is recognized on the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums is recognized on an accrual basis using the effective yield method.

3.	INVESTMENT ADVISOR AND OTHER AFFILIATES

Innovator Capital Management, LLC (the “Adviser”) acts as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day management of the Funds.

Pursuant to the Advisory Agreement, IJAN, IAPR, IJUL, ISEP, IOCT, and INOV each pay monthly the Adviser a unitary fee calculated daily based on the average daily net assets of the Fund at the annual rate of 0.85%, EJAN, EAPR, EJUL and EOCT each pay monthly the Adviser a unitary fee calculated daily based on the average daily net assets of the Fund at the annual rate of 0.89%, BALT pays monthly the Adviser a unitary fee calculated daily based on the average daily net assets of the Fund at the annual rate of 0.69%. All other Innovator ETFs included in this report each, respectively, pay monthly the Adviser a unitary fee calculated daily based on the average daily net assets of each Fund at the annual rate of 0.79%. During the term of the Advisory Agreement, the Adviser pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, and other services and license fees, except for the fees paid under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

301

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Milliman Financial Risk Management LLC (the “Sub-Adviser”) acts as sub-adviser to the Funds pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for execution of the Sub-Adviser’s strategy for each of the Funds. The Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolios. Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee, based on the Funds’ average daily net assets, for the services and facilities it provides payable on a monthly basis.

Certain trustees and officers of the Trust are affiliated with the Adviser. Trustee compensation is paid for by the Adviser.

302

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

4.	INVESTMENT TRANSACTIONS

For the year or period ended October 31, 2023, TJUL had $213,651,375 and $8,875,967 of long-term purchases or proceeds of investment securities, respectively. All other Funds had no purchases or proceeds from long-term sales of investment securities.

For the year or period ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind	In-Kind
	Creations	Redemptions
EJAN	$-	$52,474,736
EAPR	-	14,265,202
EJUL	-	29,515,056
EOCT	-	12,112,056
IJAN	-	73,428,491
IAPR	-	95,007,732
IJUL	-	66,178,449
ISEP	-	-
IOCT	-	123,231,307
INOV	-	-
TBJL	29,181,600	32,331,513
TFJL	-	10,231,928
BALT	-	216,808,212
DSJA	-	-
TSJA	-	1,553,843
DBJA	-	729,756
NJAN	-	44,310,767
NAPR	-	23,147,553
NJUL	-	79,868,510
NOCT	-	52,251,410
KJAN	-	49,025,627
KAPR	-	24,977,696
KJUL	-	22,148,150
KOCT	-	24,053,509
XDJA	-	12,841,685
XDAP	-	2,173,584
XDJL	-	1,274,650
XDOC	-	56,644,457
XTJA	-	4,210,676
XTAP	-	1,233,199
XTJL	-	8,669,136
XTOC	-	21,937,955
XBJA	-	11,291,228
XBAP	-	11,933,151
XBJL	-	9,875,163
XBOC	-	33,213,979
QTJA	-	33,493,338
QTAP	-	1,157,517
QTJL	-	14,900,820
QTOC	-	19,542,100
XDSQ	-	7,099,967
XDQQ	-	13,802,118
TJUL	-	4,499,026

303

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

5.	CREATION AND REDEMPTION TRANSACTIONS

There are an unlimited number of shares of beneficial interest (without par value) authorized by the Trust. Individual shares of the Funds may only be purchased and sold at market prices on the applicable Exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for the Funds’ shares may be at, above or below its NAV depending on the premium or discount at which the Funds’ shares trade.

The Funds issue and redeem shares on a continuous basis at NAV only in blocks of shares called “Creation Units.” Creation Units are issued and redeemed principally for cash. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. A transaction fee is applicable to each transaction regardless of the number of units purchased or sold in the transaction. Each Fund, subject to approval by the Board of Trustees, may adjust transaction fees from time to time based upon actual experience. Additional charges received by the Funds, if any, are disclosed as Transaction Fees on the Statements of Changes in Net Assets. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

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Notes to Financial Statements (Continued)

6.	FEDERAL INCOME TAX INFORMATION

At October 31, 2023, the cost of investments including options written and net unrealized appreciation/(depreciation) for federal income tax purposes were as follows:

	Cost of Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
EJAN	$266,881,930	$3,705,079	$(6,005,284)	$(2,300,205)
EAPR	60,262,178	2,239,937	(3,968,069)	(1,728,132)
EJUL	105,028,374	4,039,049	(7,908,197)	(3,869,148)
EOCT	43,557,648	657,220	(1,317,767)	(660,547)
IJAN	123,781,378	3,395,321	(6,366,519)	(2,971,198)
IAPR	229,589,189	6,793,804	(14,012,002)	(7,218,198)
IJUL	203,242,235	9,257,441	(16,335,247)	(7,077,806)
ISEP	37,057,598	973,940	(1,971,730)	(997,790)
IOCT	107,213,785	929,468	(2,383,815)	(1,454,347)
INOV	1,245,665	-	(353)	(353)
TBJL	88,307,349	12,184,681	(23,000,265)	(10,815,584)
TFJL	10,609,748	213,603	(554,337)	(340,734)
BALT	490,927,074	9,941,556	(10,205,005)	(263,449)
DSJA	1,797,456	592,779	(245,887)	346,892
TSJA	4,152,672	1,669,553	(1,115,956)	553,597
DBJA	6,114,474	2,362,604	(1,301,338)	1,061,266
NJAN	65,085,187	24,114,966	(11,500,262)	12,614,704
NAPR	122,697,504	15,879,413	(6,038,458)	9,840,955
NJUL	271,725,796	10,772,214	(15,869,454)	(5,097,240)
NOCT	150,401,473	3,175,597	(5,219,789)	(2,044,192)
KJAN	142,376,506	7,629,634	(9,381,209)	(1,751,575)
KAPR	157,905,913	6,251,971	(11,458,360)	(5,206,389)
KJUL	196,096,990	15,540,324	(28,167,199)	(12,626,875)
KOCT	68,292,265	2,421,163	(4,693,808)	(2,272,645)
XDJA	4,915,275	354,941	(127,274)	227,667
XDAP	5,424,972	350,623	(213,218)	137,405
XDJL	9,001,470	469,066	(875,748)	(406,682)
XDOC	3,755,938	90,474	(142,550)	(52,076)
XTJA	17,030,379	2,184,041	(803,644)	1,380,397
XTAP	10,160,665	1,132,413	(880,995)	251,418
XTJL	16,474,734	1,862,770	(2,614,545)	(751,775)
XTOC	12,924,918	639,412	(831,788)	(192,376)
XBJA	66,666,204	9,757,395	(4,766,937)	4,990,458
XBAP	71,861,783	6,164,315	(4,193,344)	1,970,971
XBJL	80,682,338	6,857,418	(8,806,007)	(1,948,589)
XBOC	55,655,548	2,082,152	(2,599,513)	(517,361)
QTJA	28,252,134	9,221,628	(9,242,119)	(20,491)
QTAP	17,407,691	1,339,032	(106,631)	1,232,401
QTJL	18,259,435	1,970,535	(2,572,721)	(602,186)
QTOC	11,544,270	579,209	(722,348)	(143,139)
XDSQ	77,932,717	1,683,884	(3,031,567)	(1,347,683)
XDQQ	33,399,243	881,067	(1,411,761)	(530,694)
TJUL	201,398,807	7,884,437	(11,352,549)	(3,468,112)

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Notes to Financial Statements (Continued)

At October 31, 2023, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

	Accumulated Capital and Other Losses	Undistributed Capital Gains	Undistributed Net Ordinary Income	Unrealized Appreciation / (Depreciation) on Investments	Total Distributable Earnings /(Accumulated Deficit)
EJAN	$(17,092,577)	$-	$-	$(2,300,205)	$(19,392,782)
EAPR	(7,984,334)	-	-	(1,728,132)	(9,712,466)
EJUL	(14,501,871)	-	-	(3,869,148)	(18,371,019)
EOCT	(1,139,439)	-	-	(660,547)	(1,799,986)
IJAN	(12,699,980)	-	-	(2,971,198)	(15,671,178)
IAPR	(12,347,925)	-	-	(7,218,198)	(19,566,123)
IJUL	(2,858,240)	-	-	(7,077,806)	(9,936,046)
ISEP	(36,588)	-	-	(997,790)	(1,034,378)
IOCT	(9,789,695)	-	-	(1,454,347)	(11,244,042)
INOV	-	-	-	(353)	(353)
TBJL	(3,636,622)	-	-	(10,815,584)	(14,452,206)
TFJL	(3,806,976)	-	-	(340,734)	(4,147,710)
BALT	(13,130,758)	-	-	(263,449)	(13,394,207)
DSJA	(1,834,869)	-	-	346,892	(1,487,977)
TSJA	(12,663,532)	-	-	553,597	(12,109,935)
DBJA	(5,709,920)	-	-	1,061,266	(4,648,654)
NJAN	(46,480,421)	-	-	12,614,704	(33,865,717)
NAPR	(8,351,080)	-	-	9,840,955	1,489,875
NJUL	(14,153,953)	-	-	(5,097,240)	(19,251,193)
NOCT	(433,029)	-	-	(2,044,192)	(2,477,221)
KJAN	(28,717,765)	-	-	(1,751,575)	(30,469,340)
KAPR	(11,690,503)	-	-	(5,206,389)	(16,896,892)
KJUL	(14,308,626)	-	-	(12,626,875)	(26,935,501)
KOCT	(3,775,307)	-	-	(2,272,645)	(6,047,952)
XDJA	(823,436)	-	-	227,667	(595,769)
XDAP	(556,898)	-	-	137,405	(419,493)
XDJL	(938,386)	-	-	(406,682)	(1,345,068)
XDOC	(6,613,790)	-	-	(52,076)	(6,665,866)
XTJA	(1,418,509)	-	-	1,380,397	(38,112)
XTAP	(1,547,138)	-	-	251,418	(1,295,720)
XTJL	(3,208,808)	-	-	(751,775)	(3,960,583)
XTOC	(959,927)	-	-	(192,376)	(1,152,303)
XBJA	(3,777,441)	-	-	4,990,458	1,213,017
XBAP	(3,659,777)	-	-	1,970,971	(1,688,806)
XBJL	(2,318,297)	-	-	(1,948,589)	(4,266,886)
XBOC	(1,853,802)	-	-	(517,361)	(2,371,163)
QTJA	(3,140,525)	-	-	(20,491)	(3,161,016)
QTAP	(5,739,739)	-	-	1,232,401	(4,507,338)
QTJL	(6,911,947)	-	-	(602,186)	(7,514,133)
QTOC	(2,629,263)	-	-	(143,139)	(2,772,402)
XDSQ	(3,190,938)	-	-	(1,347,683)	(4,538,621)
XDQQ	(6,104,041)	-	-	(530,694)	(6,634,735)
TJUL	(304,270)	-	-	(3,468,112)	(3,772,382)

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Notes to Financial Statements (Continued)

Certain qualified late year ordinary losses incurred after December 31, and within the current taxable year, are deemed to arise on the first business day of the next taxable year. At October 31, 2023, the Funds deferred the following qualified late year ordinary losses:

Late Year Ordinary Losses
EJAN	$806,559
EAPR	400,954
EJUL	695,547
EOCT	233,480
IJAN	1,118,811
IAPR	1,373,814
IJUL	1,105,056
ISEP	36,587
IOCT	724,650
INOV	-
TBJL	390,339
TFJL	68,950
BALT	2,194,682
DSJA	16,425
TSJA	34,009
DBJA	46,256
NJAN	569,896
NAPR	723,979
NJUL	976,096
NOCT	433,028
KJAN	1,006,734
KAPR	873,702
KJUL	746,582
KOCT	476,587
XDJA	68,990
XDAP	33,894
XDJL	25,541
XDOC	188,181
XTJA	90,792
XTAP	43,502
XTJL	89,384
XTOC	122,745
XBJA	397,154
XBAP	335,865
XBJL	330,585
XBOC	320,376
QTJA	191,542
QTAP	71,426
QTJL	72,271
QTOC	84,963
XDSQ	225,294
XDQQ	122,217
TJUL	279,123

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Notes to Financial Statements (Continued)

At October 31, 2023, for federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains for an unlimited period as indicated below:

	Indefinite Short-Term	Indefinite Long-Term
EJAN	$16,286,018	$-
EAPR	7,583,380	-
EJUL	12,728,786	1,077,537
EOCT	905,959	-
IJAN	11,581,168	-
IAPR	10,974,113	-
IJUL	1,753,185	-
ISEP	-	-
IOCT	9,065,045	-
INOV	-	-
TBJL	3,246,281	-
TFJL	3,738,026	-
BALT	10,936,076	-
DSJA	1,818,444	-
TSJA	12,629,525	-
DBJA	5,663,666	-
NJAN	45,910,528	-
NAPR	7,627,100	-
NJUL	13,177,856	-
NOCT	-	-
KJAN	27,711,029	-
KAPR	10,816,800	-
KJUL	13,562,045	-
KOCT	3,298,720	-
XDJA	754,446	-
XDAP	523,004	-
XDJL	912,846	-
XDOC	6,425,609	-
XTJA	1,327,717	-
XTAP	1,503,635	-
XTJL	3,119,422	-
XTOC	837,182	-
XBJA	3,380,286	-
XBAP	3,323,913	-
XBJL	1,987,712	-
XBOC	1,533,426	-
QTJA	2,948,983	-
QTAP	5,668,312	-
QTJL	6,839,674	-
QTOC	2,544,301	-
XDSQ	2,965,644	-
XDQQ	5,981,825	-
TJUL	25,147	-

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Notes to Financial Statements (Continued)

To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders. During the current tax year ended October 31, 2023, the following capital loss carryforwards available were utilized:

Capital Loss Carryforwards Utilized
EOCT	$534,945
IJUL	12,983,661
BALT	13,558,140
NJUL	1,106,974
NOCT	7,304,638
KJUL	5,251,722
KOCT	1,694,694
XDJL	458,290
XDOC	1,179,068
XTJL	1,930,099
XTOC	792,325
XBJL	1,795,049
XBOC	1,235,332
XDSQ	1,929,867
XDQQ	866,002

All other Funds did not utilize any capital loss carryforwards during the fiscal year or period ended October 31, 2023.

The Funds did not pay any distributions during the fiscal years or periods ended October 31, 2023 and October 31, 2022, respectively.

7.	SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events of the Funds through the date of the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Innovator ETFs Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and options written, of Innovator International Developed Power Buffer ETF - January, Innovator International Developed Power Buffer ETF - April, Innovator International Developed Power Buffer ETF - July, Innovator International Developed Power Buffer ETF - October, Innovator Emerging Markets Power Buffer ETF - January, Innovator Emerging Markets Power Buffer ETF - April, Innovator Emerging Markets Power Buffer ETF - July, Innovator Emerging Markets Power Buffer ETF - October, Innovator Growth-100 Power Buffer ETF - January, Innovator Growth-100 Power Buffer ETF - April, Innovator Growth-100 Power Buffer ETF - July, Innovator Growth-100 Power Buffer ETF - October, Innovator U.S. Small Cap Power Buffer ETF - January, Innovator U.S. Small Cap Power Buffer ETF - April, Innovator U.S. Small Cap Power Buffer ETF - July, Innovator U.S. Small Cap Power Buffer ETF - October, Innovator Double Stacker ETF - January, Innovator International Developed Power Buffer ETF – November, Innovator Triple Stacker ETF - January, Innovator Double Stacker 9 Buffer ETF - January, Innovator International Developed Power Buffer ETF - September, Innovator U.S. Equity Accelerated ETF - April, Innovator U.S. Equity Accelerated ETF - July, Innovator U.S. Equity Accelerated ETF - October, Innovator U.S. Equity Accelerated Plus ETF - April, Innovator U.S. Equity Accelerated Plus ETF - July, Innovator U.S. Equity Accelerated Plus ETF - October, Innovator U.S. Equity Accelerated 9 Buffer ETF - April, Innovator U.S. Equity Accelerated 9 Buffer ETF - July, Innovator U.S. Equity Accelerated 9 Buffer ETF - October, Innovator Growth Accelerated Plus ETF - April, Innovator Growth Accelerated Plus ETF - July, Innovator Growth Accelerated Plus ETF - October, Innovator 20+ Year Treasury Bond 9 Buffer ETF - July, Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly, Innovator Defined Wealth Shield ETF, Innovator U.S. Equity Accelerated ETF - Quarterly, Innovator Growth Accelerated ETF – Quarterly, Innovator U.S. Equity Accelerated ETF – January, Innovator U.S. Equity Accelerated Plus ETF – January, Innovator U.S. Equity Accelerated 9 Buffer ETF – January, Innovator Growth Accelerated Plus ETF - January, and Innovator Equity Defined Protection ETF – 2 Yr to July 2025 (the “Funds”), each a series of Innovator ETFs Trust, as of October 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

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INNOVATOR ETFs TRUST

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Innovator International Developed Power Buffer ETF - July and Innovator Emerging Markets Power Buffer ETF - July	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021 and 2020 and for the period from June 28, 2019 (commencement of operations) through October 31, 2019

Innovator Growth-100 Power Buffer ETF - October and Innovator U.S. Small Cap Power Buffer ETF - October	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021 and 2020 and for the period from September 30, 2019 (commencement of operations) through October 31, 2019

Innovator Growth-100 Power Buffer ETF - January, Innovator U.S. Small Cap Power Buffer ETF - January, Innovator International Developed Power Buffer ETF - January, and Innovator Emerging Markets Power Buffer ETF – January

	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022 and 2021 and for the period from December 31, 2019 (commencement of operations) through October 31, 2020

Innovator Growth-100 Power Buffer ETF - April and Innovator U.S. Small Cap Power Buffer ETF - April	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022 and 2021 and for the period from March 31, 2020 (commencement of operations) through October 31, 2020

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INNOVATOR ETFs TRUST

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Innovator Growth-100 Power Buffer ETF - July and Innovator U.S. Small Cap Power Buffer ETF - July	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022 and 2021 and for the period from June 30, 2020 (commencement of operations) through October 31, 2020

Innovator 20+ Year Treasury Bond 9 Buffer ETF - July and Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022 and 2021 and for the period from August 17, 2020 (commencement of operations) through October 31, 2020

Innovator Double Stacker ETF - January, Innovator Triple Stacker ETF - January, and Innovator Double Stacker 9 Buffer ETF – January	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, and 2022, and for the period from December 31, 2020 (commencement of operations) through October 31, 2021

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Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights

Innovator International Developed Power Buffer ETF - April, Innovator Emerging Markets Power Buffer ETF - April, Innovator U.S. Equity Accelerated ETF - April, Innovator U.S. Equity Accelerated Plus ETF - April, Innovator U.S. Equity Accelerated 9 Buffer ETF - April, Innovator Growth Accelerated Plus ETF - April, Innovator U.S. Equity Accelerated ETF - Quarterly, and Innovator Growth Accelerated ETF – Quarterly

	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, and 2022, and for the period from March 31, 2021 (commencement of operations) through October 31, 2021

Innovator U.S. Equity Accelerated ETF - July, Innovator U.S. Equity Accelerated Plus ETF - July, Innovator U.S. Equity Accelerated 9 Buffer ETF - July, Innovator Growth Accelerated Plus ETF - July, and Innovator Defined Wealth Shield ETF

	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, and 2022, and for the period from June 30, 2021 (commencement of operations) through October 31, 2021

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INNOVATOR ETFs TRUST

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights

Innovator International Developed Power Buffer ETF - October, Innovator Emerging Markets Power Buffer ETF - October, Innovator U.S. Equity Accelerated ETF - October, Innovator U.S. Equity Accelerated Plus ETF - October, Innovator U.S. Equity Accelerated 9 Buffer ETF - October, and Innovator Growth Accelerated Plus ETF – October

	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, and 2022, and for the period from September 30, 2021 (commencement of operations) through October 31, 2021

Innovator U.S. Equity Accelerated ETF – January, Innovator U.S. Equity Accelerated Plus ETF – January,

Innovator U.S. Equity Accelerated 9 Buffer ETF – January, and Innovator Growth Accelerated Plus ETF – January

	For the year ended October 31, 2023	For the year ended October 31, 2023, and for the period from December 31, 2021 (commencement of operations) through October 31, 2022

Innovator Equity Defined Protection ETF – 2 Yr to July 2025	For the period from July 17, 2023 (commencement of operations) through October 31, 2023

Innovator International Developed Power Buffer ETF - September	For the period from August 31, 2023 (commencement of operations) through October 31, 2023

Innovator International Developed Power Buffer ETF - November	For the period from October 31, 2023 (commencement of operations) through October 31, 2023

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Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Innovator Capital Management, LLC’s investment companies since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

December 22, 2023

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Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(a) Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Mark Berg 109 N. Hale Street, Wheaton, IL 60187 Year of Birth: 1971	Trustee	Since 2017	Founding Principal (2001-present), Chief Executive Officer (2019-present), President (2001-2019), Timothy Financial Counsel, Inc.	107	Tortazo, LLC (2018-present)
Joe Stowell 109 N. Hale Street, Wheaton, IL 60187 Year of Birth: 1968	Trustee	Since 2017	Chief Operating Officer, Woodmen Valley Chapel (2015-present).	107	Board of Advisors, Westmont College (2016-2021).
Brian J. Wildman 109 N. Hale Street, Wheaton, IL 60187 Year of Birth: 1963	Trustee	Since 2017	President, Timothy Financial Counsel, Inc. (2019-present); Executive Vice President, Consumer Banking (2016-2019), Chief Risk Officer (2013-2016), MB Financial Bank.	107	Missionary Furlough Homes, Inc. (2008-2022); MB Financial Bank (2003-2019).

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Trustees and Officers (Unaudited) (Continued)

Interested Trustee & Officer
H. Bruce Bond (b) 109 N. Hale Street, Wheaton, IL 60187 Year of Birth: 1963	Interested Trustee, President and Principal Executive Officer	Since 2017	Chief Executive Officer, Innovator Capital Management, LLC (2017-present).	107	None
Officers
John W. Southard, Jr. 109 N. Hale Street, Wheaton, IL 60187 Year of Birth: 1969	Vice President, Secretary and Assistant Treasurer	Since 2017	Chief Investment Officer, Innovator Capital Management, LLC (2017-present); Director and Co-Founder, T2 Capital Management, LLC (2010-present).	107	Independent Trustee, ETF Managers Group, LLC (2012-2018)
Kathleen Meyer 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1964	Vice President, Treasurer and Principal Financial Accounting Officer	Since 2022	Chief Financial Officer, Innovator Capital Management, LLC (2018–present).	107	None
Kevin P. Hourihan 3 Canal Plaza 3rd Floor Portland, ME 04101 Year of Birth: 1978	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2023	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).	107	None

*	The Funds’ Trustees serve for an indefinite term until their resignation, death or removal. The Funds’ officers are elected annually by the Board and serve at the Board’s pleasure.

(a)	The Fund Complex includes the Funds, each series of Innovator ETFs Trust.
(b)	H. Bruce Bond is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-877-386-3890.

317

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited)

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FOLLOWING INNOVATOR FUNDS:

Innovator International Developed Power Buffer ETF – January, April, July, October

Innovator Emerging Markets Power Buffer ETF – January, April, July, October

Innovator Growth-100 Power Buffer ETF – January, April, July, October

Innovator U.S. Small Cap Power Buffer ETF – January, April, July, October

Innovator Double Stacker ETF - January

Innovator Triple Stacker ETF - January

Innovator Double Stacker 9 Buffer ETF - January

Innovator 20+ Year Treasury Bond 9 Buffer ETF – July

Innovator 20+ Year Treasury Bond 5 Floor ETF – Quarterly

Innovator U.S. Equity Accelerated ETF – January, April, July, October

Innovator U.S. Equity Accelerated Plus ETF – January, April, July, October

Innovator U.S. Equity Accelerated 9 Buffer ETF – January, April, July, October

Innovator Growth Accelerated Plus ETF – January, April, July, October

Innovator Defined Wealth Shield ETF

Innovator U.S. Equity Accelerated ETF – Quarterly

Innovator Growth Accelerated ETF – Quarterly

At a quarterly Board meeting held on June 16, 2023, the Trust’s Board considered approval of the Advisory Agreement with Innovator Capital Management, LLC (the “Adviser”), on behalf of the Innovator International Developed Power Buffer ETF - January, April, July, October, Innovator Emerging Markets Power Buffer ETF - January, April, July, October, Innovator Growth-100 Power Buffer ETF - January, April, July, October, Innovator U.S. Small Cap Power Buffer ETF - January, April, July, October, Innovator Double Stacker ETF - January, Innovator Triple Stacker ETF - January, Innovator Double Stacker 9 Buffer ETF - January, Innovator 20+ Year Treasury Bond 9 Buffer ETF – July, Innovator 20+ Year Treasury Bond 5 Floor ETF – Quarterly, Innovator U.S. Equity Accelerated ETF - January, April, July, October, Innovator U.S. Equity Accelerated Plus ETF - January, April, July, October, Innovator U.S. Equity Accelerated 9 Buffer ETF - January, April, July, October, Innovator Growth Accelerated Plus ETF - January, April, July, October, Innovator Defined Wealth Shield ETF, Innovator U.S. Equity Accelerated ETF – Quarterly, and Innovator Growth Accelerated ETF – Quarterly (the “Funds”), and the Sub– Advisory Agreement among the Trust, on behalf of the Funds, the Adviser and Milliman Financial Risk Management LLC (“Milliman” or the “Sub–Adviser”), for an additional year term. The Board determined that the agreements were in the best interests of the Funds in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

318

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited)

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub–Adviser in advance of the Meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser and the Sub–Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to peer groups of the Funds and as compared to fees charged to other clients of the Adviser and the Sub–Adviser, including other ETFs managed by the Adviser and the Sub–Adviser; the expenses of the Funds as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on the Adviser and the Sub–Adviser; any fall–out benefits accruing to the Adviser or the Sub–Adviser; and information on the Adviser’s and the Sub–Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Counsel to discuss the information provided by the Adviser and the Sub–Adviser. The Board applied its business judgment to determine whether the arrangements between the Trust and the Adviser and among the Trust, the Adviser and the Sub–Adviser are reasonable business arrangements from each Fund’s perspective as well as from the perspective of each Fund’s shareholders.

In evaluating whether to approve the agreements, the Board applied its business judgment and considered the nature, extent and quality of the services provided by the Adviser and Milliman pursuant to the agreements. With respect to the investment management agreement, the Board considered that the Adviser is responsible for the overall management and administration of the Funds and reviewed all of the services provided by the Adviser to the Funds, including oversight of Milliman, as well as the background and experience of the persons responsible for such services. The Board noted that the Adviser oversees Milliman’s day–to–day management of each of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Adviser included an adequate program for monitoring the Adviser’s, Milliman’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective and policies. With respect to the sub– advisory agreement, the Board reviewed the materials provided by Milliman and noted the background and experience of Milliman’s portfolio management team and Milliman’s investment style. In light of the information presented and the considerations made, the Board concluded that the nature, extent, and quality of the services provided to the Funds by the Adviser and Milliman under the agreements were expected to be satisfactory.

319

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited)

The Board considered the historical investment performance of each of the Funds (where applicable) for the respective one, three and five-year periods ended March 31, 2023 including NAV, market, and respective index returns.

The Board considered the unitary fee rate or management fee rate, as applicable, currently paid by each Fund under the investment management agreement for the services provided.

The Board noted that the Adviser is responsible for the Funds’ expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the investment management agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, and extraordinary expenses. The Board received and reviewed information for the Funds showing the advisory fee rates and expense ratios of the funds comprising of each Fund’s peer group, as well as advisory fee rates charged by the Adviser and Milliman to other funds (including ETFs) and non–fund clients, as applicable.

In light of the information considered and the nature, extent and quality of the services provided to the Funds under the agreements, the Board determined that the unitary fee for each of the Funds, including the fee rate to be paid by the Adviser to Milliman from the unitary fee, was fair.

The Board noted that the unitary fee for each of the Funds were structured to pass the benefits of any economies of scale on to shareholders as the respective Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the respective Fund would benefit the Adviser and Milliman, but that the unitary fee structure provides a level of certainty in expenses for each of the Funds. The Board noted that the Adviser is continuing to invest in personnel and infrastructure for the Innovator fund complex.

The Board reviewed profitability information in connection with the Funds.

320

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited)

The Board considered potential “fall–out” or ancillary benefits anticipated to be received by the Adviser and Milliman. The Board concluded that the character and amount of potential fall–out benefits to the Adviser and Milliman were consistent with the types of benefits generally derived by investment managers and sub–advisers to funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the agreements are fair and that the approval of the agreements is in the best interests of the Funds. No single factor was determinative in the Board’s analysis, and individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

321

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited)

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FOLLOWING INNOVATOR FUNDS:

Innovator International Developed Power Buffer ETF - September

Innovator International Developed Power Buffer ETF - November

Innovator Equity Defined Protection ETF - 2 Yr to July 2025

At a quarterly Board meeting held on June 16, 2023, the Trust’s Board considered approval of the Advisory Agreement with Innovator Capital Management, LLC (the “Adviser”), on behalf of the Innovator International Developed Power Buffer ETF - September, Innovator International Developed Power Buffer ETF – November, and Innovator Equity Defined Protection ETF - 2 Yr to July 2025 (the “Funds”), and the Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Adviser and Milliman Financial Risk Management LLC (“Milliman” or the “Sub- Adviser”), for an initial two-year term. The Board determined that the agreements were in the best interests of the Funds in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub-Adviser in advance of the Meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Adviser and the Sub-Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by each Fund as compared to fees charged to peer groups of the Funds and as compared to fees charged to other clients of the Adviser and the Sub-Adviser, including other ETFs managed by the Adviser and the Sub- Adviser; the estimated expenses of the Funds as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses to be incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on the Adviser and the Sub- Adviser; any fall-out benefits accruing to the Adviser or the Sub-Adviser; and information on the Adviser’s and the Sub-Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Counsel to discuss the information provided by the Adviser and the Sub-Adviser. The Board applied its business judgment to determine whether the arrangements between the Trust and the Adviser and among the Trust, the Adviser and the Sub-Adviser are reasonable business arrangements from each Fund’s perspective as well as from the perspective of each Fund’s shareholders.

322

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited)

In evaluating whether to approve the agreements, the Board applied its business judgment and considered the nature, extent and quality of the services to be provided by the Adviser and Milliman pursuant to the agreements. With respect to the investment management agreement, the Board considered that the Adviser will be responsible for the overall management and administration of the Funds and reviewed all of the services to be provided by the Adviser to the Funds, including oversight of Milliman, as well as the background and experience of the persons responsible for such services. The Board noted that the Adviser will oversee Milliman’s day-to-day management of each of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Adviser included an adequate program for monitoring the Adviser’s, Milliman’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective and policies. With respect to the sub-advisory agreement, the Board reviewed the materials provided by Milliman and noted the background and experience of Milliman’s portfolio management team and Milliman’s investment style. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Funds by the Adviser and Milliman under the agreements were expected to be satisfactory.

Since the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds.

The Board considered the proposed unitary fee rate payable by each Fund under the investment management agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, ISEP and INOV would pay the Adviser a unitary fee equal to an annual rate of 0.85% of its average daily net assets, and TJUL would pay the Adviser a unitary fee equal to an annual rate of 0.79% of its average daily net assets. The Board considered that, from the unitary fee for each of the Funds, the Adviser would pay Milliman an annual sub-advisory fee equal to 0.12% on the Fund’s assets under management.

323

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited)

The Board noted that the Adviser would be responsible for the Funds’ expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the investment management agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, and extraordinary expenses. The Board received and reviewed information for the Funds showing the advisory fee rates and expense ratios of the funds comprising of each Fund’s peer group, as well as advisory fee rates charged by the Adviser and Milliman to other funds (including ETFs) and non-fund clients, as applicable. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Funds under the agreements, the Board determined that the proposed unitary fee for each of the Funds, including the fee rate to be paid by the Adviser to Milliman from the unitary fee, was fair.

The Board noted that the proposed unitary fee for each of the Funds was structured to pass the benefits of any economies of scale on to shareholders as the respective Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the respective Fund would benefit the Adviser and Milliman, but that the unitary fee structure provides a level of certainty in expenses for each of the Funds. The Board noted that the Adviser is continuing to invest in personnel and infrastructure for the Innovator fund complex.

Because the Funds have not yet commenced operations and the actual asset base of the Funds has not yet been determined, the Board noted that there was no historical profitability information with respect to the Funds to be reviewed. The Board noted that it would review profitability information in connection with subsequent renewals of the agreements.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Adviser and Milliman. The Board concluded that the character and amount of potential fall-out benefits to the Adviser and Milliman were consistent with the types of benefits generally derived by investment managers and sub-advisers to funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the agreements are fair and that the approval of the agreements is in the best interests of the Funds. No single factor was determinative in the Board’s analysis, and individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

324

INNOVATOR ETFs TRUST

Additional Information (Unaudited)

1.	INFORMATION ABOUT PROSPECTUS

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the respective Fund. Please read the Prospectus carefully before investing. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, or by calling toll free at 1-800-208-5212 or visiting www.innovatoretfs.com.

2.	PROXY VOTING POLICIES AND PROCEDURES

The Trust’s Proxy Voting Policies and Procedures are available without charge, upon request, by calling 1-877-386-3890 and on the SEC’s website at www.sec.gov.  Information relating to how each Fund voted proxies relating to portfolio securities held during each year ended June 30 is also available on the SEC’S website at www.sec.gov.

3.	INFORMATION ABOUT PORTFOLIO SECURITIES

Each Funds’ complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Trust’s Form N-Q or Part F of Form N-PORT is available without charge, upon request, by calling 1-877-386-3890, or on the SEC’s website at www.sec.gov. The Trust’s Form N-Q or Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4.	HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, the Trust delivers one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address (householding).  If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1-877-FUND890 (877-386-3890) to change the status of your existing account.  You may change your status at any time.

5.	ELECTRONIC DELIVERY OF SHAREHOLDER DOCUMENTS

You may choose to receive a Fund’s prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial adviser.

325

INNOVATOR ETFs TRUST

Additional Information (Unaudited)

6.	TAX NOTICE

For the fiscal year ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the taxable year ended October 31, 2023, the percentage of ordinary income dividends paid by the Funds that qualify for the dividends received deduction available to corporations was 0.00%.

For the taxable year ended October 31, 2023, the percentage of ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c) was 0.00%.

7. LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Innovator ETFs Trust (“Trust”), on behalf of each of its series (each a “Fund” and, collectively, the “Funds”), has established a liquidity risk management program to govern the Funds’ approach to managing liquidity risk (the “Program”). The Program is overseen by the Trust’s Valuation Committee as the Program Administrator, a committee comprised of representatives of the Trust’s investment adviser, Innovator Capital Management LLC and representatives of Milliman Financial Risk Management LLC, the sub-adviser for certain of the Funds (the “Committee”). The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to administer the Program.

The Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the periodic classification and re-classification of certain Funds’ investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on September 11, 2023, the Trustees received a written report from the Committee regarding the design and operational effectiveness of the Program which has been in operation since September 2019. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Committee also noted no Fund has filed a Form N-LIQUID with the SEC.

326

INVESTMENT ADVISOR

Innovator Capital Management, LLC

109 North Hale Street

Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Milliman Financial Risk Management, LLC

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

CUSTODIAN

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

LEGAL COUNSEL

Chapman and Cutler LLP

320 South Canal Street, 27th Floor

Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

INNOVATOR

Annual Report

INNOVATOR U.S. EQUITY DEFINED OUTCOME & PREMIUM INCOME ETFS

October 31, 2023
Innovator ETFs Trust

Letter to Shareholders	3
Fund Performance	5
Expense Example	113
Schedules of Investments and Options Written	116
Statements of Assets and Liabilities	220
Statements of Operations	246
Statements of Changes in Net Assets	272
Financial Highlights	294
Notes to Financial Statements	320
Report of Independent Registered Public Accounting Firm	355
Trustees and Officers	362
Board Considerations Regarding Approval of Investment Management Agreement	364
Additional Information	373

Letter to Shareholders (Unaudited)

Dear Valued Shareholders,

The 12-month period ending October 31, 2023 played out differently than many had anticipated. The S&P 500 climbed nearly 20% during the first nine months, only to fall 11% during the last three months. The recession that many expected to come never manifested, but signs of its approach began to take form.

In its fight against inflation, the Federal Reserve continued the tightening cycle it had begun earlier in 2022. In addition to increasing the Fed Funds rate 2.25 percentage points, it also reduced the size of its balance sheet by more than $800 billion over the period. These efforts appeared to pay off, as inflation fell from 7.7% at the start of the period to 3.2% by the end of it. Whether or not the Fed will be able to get inflation back down to its 2% target without also triggering a recession remains to be seen.

Equity market volatility trended lower over the period as investors grew increasingly confident that the Fed was moving closer to the end of its hawkish posture. Over the period, five stocks accounted for more than 75% of the S&P 500’s 10.1% return, hinting at the risks of such a broad index being dominated by so few constituents.

In the face of equity market uncertainty and bond market volatility, investors continued to look for ways to maintain exposure to the market’s upside potential while also seeking to mitigate downside risk. During the period, Innovator brought 20 new ETFs to market, including the first Defined Income and Defined Protection ETFs. Strong inflows contributed to a 60% increase in our assets under management. In August, we marked the five-year anniversary of the launch of the world’s first Defined Outcome ETFs. Today, with close to 100 Defined Outcome ETFs, we offer the industry’s largest and widest ranging lineup and we have no intention of slowing down.

On behalf of the team at Innovator, thank you for the confidence and trust you’ve place in us and our products over the past year. We are eager to continue working with you in the months ahead and wish you all the best in the coming year.

Bruce Bond,

CEO

Letter to Shareholders (Unaudited) (Continued)

Market data sourced from Bloomberg LP

The views in this report were those of the Fund’s CEO as of October 31, 2023 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

The Funds have characteristics unlike many other traditional investment products and may not be suitable for all investors. For more information regarding whether an investment in the Fund is right for you, please see Investor Suitability" in the prospectus.

Investing involves risks. Loss of principal is possible.

The Funds' investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus and summary prospectus contains this and other important information, and it may be obtained at innovatoretfs.com. Read it carefully before investing.

Innovator ETFs are distributed by Foreside Fund Services, LLC.

Fund Performance Overview (Unaudited)

The performance overview below applies to the following funds:

●	Innovator U.S. Equity Buffer ETF – January
●	Innovator U.S. Equity Buffer ETF – February
●	Innovator U.S. Equity Buffer ETF – March
●	Innovator U.S. Equity Buffer ETF – April
●	Innovator U.S. Equity Buffer ETF – May
●	Innovator U.S. Equity Buffer ETF – June
●	Innovator U.S. Equity Buffer ETF – July
●	Innovator U.S. Equity Buffer ETF – August
●	Innovator U.S. Equity Buffer ETF – September
●	Innovator U.S. Equity Buffer ETF – October
●	Innovator U.S. Equity Buffer ETF – November
●	Innovator U.S. Equity Buffer ETF – December
●	Innovator U.S. Equity Power Buffer ETF – January
●	Innovator U.S. Equity Power Buffer ETF – February
●	Innovator U.S. Equity Power Buffer ETF – March
●	Innovator U.S. Equity Power Buffer ETF – April
●	Innovator U.S. Equity Power Buffer ETF – May
●	Innovator U.S. Equity Power Buffer ETF – June
●	Innovator U.S. Equity Power Buffer ETF – July
●	Innovator U.S. Equity Power Buffer ETF – August
●	Innovator U.S. Equity Power Buffer ETF – September
●	Innovator U.S. Equity Power Buffer ETF – October
●	Innovator U.S. Equity Power Buffer ETF – November
●	Innovator U.S. Equity Power Buffer ETF – December
●	Innovator U.S. Equity Ultra Buffer ETF – January
●	Innovator U.S. Equity Ultra Buffer ETF – February
●	Innovator U.S. Equity Ultra Buffer ETF – March
●	Innovator U.S. Equity Ultra Buffer ETF – April
●	Innovator U.S. Equity Ultra Buffer ETF – May
●	Innovator U.S. Equity Ultra Buffer ETF – June
●	Innovator U.S. Equity Ultra Buffer ETF – July
●	Innovator U.S. Equity Ultra Buffer ETF – August
●	Innovator U.S. Equity Ultra Buffer ETF – September
●	Innovator U.S. Equity Ultra Buffer ETF – October
●	Innovator U.S. Equity Ultra Buffer ETF – November
●	Innovator U.S. Equity Ultra Buffer ETF – December
●	Innovator U.S. Equity 5 to 15 Buffer ETF – Quarterly
●	Innovator U.S. Equity 10 Buffer ETF – Quarterly

Fund Performance Overview (Unaudited) (Continued)

The Fund seeks to match the price returns of the SPDR S&P 500 ETF Trust (SPY) up to a stated upside Cap, while limiting downside losses to SPY by the amount of its stated Buffer over the course of the Outcome Period.  Because the periods contemplated herein do not align with the Outcome Period of the Funds [(with the exception of [November funds)], the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the S&P 500 Index is down, the risk mitigation attributes of the stated Buffer provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the S&P 500 Index.  Alternatively, in markets where the S&P 500 Index is appreciating, the risk mitigation attributes of the Buffer may limit the upside performance over the reporting periods by virtue of the Fund’s Cap, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period.  The effect of the Cap and the Buffer will also cause the Fund to experience different returns than SPY.

The S&P 500 Index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator Premium Income 10 Barrier ETF – April
●	Innovator Premium Income 20 Barrier ETF – April
●	Innovator Premium Income 30 Barrier ETF – April
●	Innovator Premium Income 40 Barrier ETF – April
●	Innovator Premium Income 10 Barrier ETF – July
●	Innovator Premium Income 20 Barrier ETF – July
●	Innovator Premium Income 30 Barrier ETF – July
●	Innovator Premium Income 40 Barrier ETF – July
●	Innovator Premium Income 10 Barrier ETF – October
●	Innovator Premium Income 10 Barrier ETF – October
●	Innovator Premium Income 10 Barrier ETF – October
●	Innovator Premium Income 10 Barrier ETF – October

The Funds seek to provide an income-oriented defined outcome strategy which limits the total return a Fund may provide over the course of the Outcome Period to the Defined Distribution Rate, while potentially limiting downside losses experienced by the S&P 500 Price Return Index (SPX) at the end of the Outcome Period through the implementation of a Barrier.  Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the S&P 500 Index is down, the risk mitigation attributes of the stated Barrier provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the S&P 500 Index.  Alternatively, in markets where the S&P 500 Index is appreciating, the structure of the Fund’s investments is such that the Fund will not participate in the upside returns of such index, and the total return provided will be the Fund’s stated Defined Distribution Rate, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period.  The effect of the Defined Distribution Rate and the Barrier will cause the Fund to experience different returns than SPX.

The S&P 500 Index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

Fund Performance Overview (Unaudited) (Continued)

The performance overview below applies to the following funds:

●	Innovator Premium Income 9 Buffer ETF – October
●	Innovator Premium Income 15 Buffer ETF – October

The Funds seek to provide an income-oriented defined outcome strategy which limits the total return a Fund may provide over the course of the Outcome Period to the Defined Distribution Rate, while potentially limiting downside losses experienced by the SPDR S&P 500 ETF Trust (SPY) at the end of the Outcome Period through the implementation of a Buffer.  Because the periods contemplated herein do not align with the Outcome Period of the Funds, the Funds’ performance stated over the periods covered by this report does not reflect the implementation of the Funds’ investment strategy for the full Outcome Period.

In markets where the S&P 500 Index is down, the risk mitigation attributes of the stated Buffer provide an opportunity for the Funds to soften market losses during the reporting periods and outperform the S&P 500 Index.  Alternatively, in markets where the S&P 500 Index is appreciating, the structure of the Fund’s investments is such that the Fund will not participate in the upside returns of such index, and the total return provided will be the Fund’s stated Defined Distribution Rate, which limits the amount of potential Fund gains and represents the absolute maximum return that the Fund can achieve for its Outcome Period.  The effect of the Defined Distribution Rate and the Buffer will cause the Fund to experience different returns than SPY.

The S&P 500 Index delivered strong positive returns over the year ending October 31st, 2023 -- largely driven by the performance of the "Magnificent 7" stocks as well as expectations of more accommodative monetary policy in the near future.

The Funds’ website, www.innovatoretfs.com, provides important information relating to each Fund, including potential Outcomes of an investment in the Fund. One cannot invest directly in an index. Past performance does not guarantee future results.

INNOVATOR U.S. EQUITY BUFFER ETF – JANUARY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF - January from its inception (December 31, 2018) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - January
NAV Return	8.50%	6.53%	8.79%
Market Return	8.55%	6.45%	8.79%
S&P 500® Index - Price Return	8.31%	8.65%	11.24%
S&P 500® Index - Total Return	10.14%	10.36%	13.14%

(a)	Inception date is December 31, 2018.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – JANUARY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BJAN.

INNOVATOR U.S. EQUITY BUFFER ETF – FEBRUARY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – February from its inception (January 31, 2020) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - February
NAV Return	10.62%	9.30%	8.03%
Market Return	10.65%	9.55%	8.03%
S&P 500® Index - Price Return	8.31%	8.65%	7.25%
S&P 500® Index - Total Return	10.14%	10.36%	9.01%

(a)	Inception date is January 31, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – FEBRUARY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BFEB.

INNOVATOR U.S. EQUITY BUFFER ETF – MARCH

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – March from its inception (February 28, 2020) to  October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - March
NAV Return	11.89%	8.56%	9.03%
Market Return	11.99%	8.76%	9.02%
S&P 500® Index - Price Return	8.31%	8.65%	10.01%
S&P 500® Index - Total Return	10.14%	10.36%	11.79%

(a)	Inception date is February 28, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – MARCH

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BMAR.

INNOVATOR U.S. EQUITY BUFFER ETF – APRIL

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – April from its inception (March 29, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - April
NAV Return	11.65%	6.60%	7.26%
Market Return	11.91%	6.70%	7.25%
S&P 500® Index - Price Return	8.31%	8.65%	8.91%
S&P 500® Index - Total Return	10.14%	10.36%	10.75%

(a)	Inception date is March 29, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – APRIL

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BAPR.

INNOVATOR U.S. EQUITY BUFFER ETF – MAY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – May from its inception (April 30, 2020) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - May
NAV Return	5.29%	3.11%	5.19%
Market Return	5.20%	3.32%	5.19%
S&P 500® Index - Price Return	8.31%	8.65%	10.97%
S&P 500® Index - Total Return	10.14%	10.36%	12.75%

(a)	Inception date is April 30, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – MAY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BMAY.

INNOVATOR U.S. EQUITY BUFFER ETF – JUNE

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – June from its inception (May 31, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - June
NAV Return	5.69%	3.40%	5.68%
Market Return	5.62%	3.60%	5.65%
S&P 500® Index - Price Return	8.31%	8.65%	10.00%
S&P 500® Index - Total Return	10.14%	10.36%	11.85%

(a)	Inception date is May 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – JUNE

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BJUN.

INNOVATOR U.S. EQUITY BUFFER ETF – JULY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – July from its inception (August 28, 2018) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	5 years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - July
NAV Return	9.98%	6.83%	6.62%	5.65%
Market Return	10.03%	6.81%	6.64%	5.66%
S&P 500® Index - Price Return	8.31%	8.65%	9.11%	7.41%
S&P 500® Index - Total Return	10.14%	10.36%	11.01%	9.27%

(a)	Inception date is August 28, 2018.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – JULY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BJUL.

INNOVATOR U.S. EQUITY BUFFER ETF – AUGUST

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – August from its inception (July 31, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - August
NAV Return	8.35%	5.75%	6.33%
Market Return	8.12%	6.05%	6.32%
S&P 500® Index - Price Return	8.31%	8.65%	8.36%
S&P 500® Index - Total Return	10.14%	10.36%	10.18%

(a)	Inception date is July 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – AUGUST

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BAUG.

INNOVATOR U.S. EQUITY BUFFER ETF – SEPTEMBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – September from its inception (August 30, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - September
NAV Return	9.26%	7.86%	7.78%
Market Return	9.31%	7.95%	7.77%
S&P 500® Index - Price Return	8.31%	8.65%	9.01%
S&P 500® Index - Total Return	10.14%	10.36%	10.82%

(a)	Inception date is August 30, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – SEPTEMBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BSEP.

INNOVATOR U.S. EQUITY BUFFER ETF – OCTOBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – October from its inception (September 28, 2018) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	5 years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - October
NAV Return	11.18%	8.63%	8.37%	7.28%
Market Return	11.15%	8.69%	8.47%	7.29%
S&P 500® Index - Price Return	8.31%	8.65%	9.11%	7.41%
S&P 500® Index - Total Return	10.14%	10.36%	11.01%	9.27%

(a)	Inception date is September 28, 2018.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – OCTOBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Return shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BOCT.

INNOVATOR U.S. EQUITY BUFFER ETF – NOVEMBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – November from its inception (October 31, 2019) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - November
NAV Return	7.49%	5.39%	5.79%
Market Return	7.38%	5.32%	5.80%
S&P 500® Index - Price Return	8.31%	8.65%	8.40%
S&P 500® Index - Total Return	10.14%	10.36%	10.20%

(a)	Inception date is October 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – NOVEMBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BNOV.

INNOVATOR U.S. EQUITY BUFFER ETF – DECEMBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Buffer ETF – December from its inception (November 29, 2019) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Buffer ETF - December
NAV Return	8.18%	7.30%	6.87%
Market Return	8.16%	7.51%	6.86%
S&P 500® Index - Price Return	8.31%	8.65%	7.65%
S&P 500® Index - Total Return	10.14%	10.36%	9.41%

(a)	Inception date is November 29, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY BUFFER ETF – DECEMBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/BDEC.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JANUARY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – January from its inception (December 31, 2018) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - January
NAV Return	9.91%	5.61%	6.66%
Market Return	9.89%	5.72%	6.63%
S&P 500® Index - Price Return	8.31%	8.65%	11.24%
S&P 500® Index - Total Return	10.14%	10.36%	13.14%

(a)	Inception date is December 31, 2018.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JANUARY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PJAN.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – FEBRUARY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – February from its inception (January 31, 2020) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - February
NAV Return	7.84%	6.25%	5.54%
Market Return	7.99%	6.45%	5.55%
S&P 500® Index - Price Return	8.31%	8.65%	7.25%
S&P 500® Index - Total Return	10.14%	10.36%	9.01%

(a)	Inception date is January 31, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – FEBRUARY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PFEB.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – MARCH

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – March from its inception (February 28, 2020) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - March
NAV Return	9.24%	6.60%	6.85%
Market Return	9.36%	6.67%	6.82%
S&P 500® Index - Price Return	8.31%	8.65%	10.01%
S&P 500® Index - Total Return	10.14%	10.36%	11.79%

(a)	Inception date is February 28, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – MARCH

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PMAR.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – APRIL

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – April from its inception (March 29, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - April
NAV Return	8.78%	4.45%	4.97%
Market Return	8.75%	4.55%	4.95%
S&P 500® Index - Price Return	8.31%	8.65%	8.91%
S&P 500® Index - Total Return	10.14%	10.36%	10.75%

(a)	Inception date is March 29, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – APRIL

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PAPR.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – MAY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – May from its inception (April 30, 2020) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - May
NAV Return	4.19%	2.20%	3.78%
Market Return	3.88%	2.39%	3.74%
S&P 500® Index - Price Return	8.31%	8.65%	10.97%
S&P 500® Index - Total Return	10.14%	10.36%	12.75%

(a)	Inception date is April 30, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – MAY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PMAY.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JUNE

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – June from its inception (May 31, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - June
NAV Return	4.54%	2.43%	4.70%
Market Return	4.47%	2.53%	4.67%
S&P 500® Index - Price Return	8.31%	8.65%	10.00%
S&P 500® Index - Total Return	10.14%	10.36%	11.85%

(a)	Inception date is May 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JUNE

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PJUN.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JULY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – July from its inception (August 7, 2018) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	5 years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - July
NAV Return	11.41%	6.70%	6.30%	5.67%
Market Return	11.22%	6.82%	6.30%	5.66%
S&P 500® Index - Price Return	8.31%	8.65%	9.11%	7.60%
S&P 500® Index - Total Return	10.14%	10.36%	11.01%	9.48%

(a)	Inception date is August 7, 2018.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JULY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PJUL.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – AUGUST

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – August from its inception (July 31, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - August
NAV Return	8.82%	4.55%	5.23%
Market Return	8.53%	4.70%	5.21%
S&P 500® Index - Price Return	8.31%	8.65%	8.36%
S&P 500® Index - Total Return	10.14%	10.36%	10.18%

(a)	Inception date is July 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – AUGUST

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PAUG.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – SEPTEMBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – September from its inception (August 30, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - September
NAV Return	10.09%	7.20%	6.55%
Market Return	10.29%	7.29%	6.58%
S&P 500® Index - Price Return	8.31%	8.65%	9.01%
S&P 500® Index - Total Return	10.14%	10.36%	10.82%

(a)	Inception date is August 30, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – SEPTEMBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PSEP.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – OCTOBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – October from its inception (September 28, 2018) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	5 years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - October
NAV Return	13.04%	8.89%	7.86%	6.87%
Market Return	13.22%	8.78%	7.74%	6.89%
S&P 500® Index - Price Return	8.31%	8.65%	9.11%	7.41%
S&P 500® Index - Total Return	10.14%	10.36%	11.01%	9.27%

(a)	Inception date is September 28, 2018.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – OCTOBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/POCT.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – NOVEMBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – November from its inception (October 31, 2019) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - November
NAV Return	7.50%	5.73%	6.03%
Market Return	7.35%	5.63%	6.04%
S&P 500® Index - Price Return	8.31%	8.65%	8.40%
S&P 500® Index - Total Return	10.14%	10.36%	10.20%

(a)	Inception date is October 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – NOVEMBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PNOV.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – DECEMBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Power Buffer ETF – December from its inception (November 29, 2019) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Power Buffer ETF - December
NAV Return	5.38%	4.89%	4.72%
Market Return	5.41%	4.93%	4.68%
S&P 500® Index - Price Return	8.31%	8.65%	7.65%
S&P 500® Index - Total Return	10.14%	10.36%	9.41%

(a)	Inception date is November 29, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – DECEMBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/PDEC.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - JANUARY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – January from its inception (December 31, 2018) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - January
NAV Return	8.93%	4.31%	5.30%
Market Return	8.79%	4.46%	5.30%
S&P 500® Index - Price Return	8.31%	8.65%	11.24%
S&P 500® Index - Total Return	10.14%	10.36%	13.14%

(a)	Inception date is December 31, 2018.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - JANUARY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UJAN.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - FEBRUARY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – February from its inception (January 31, 2020) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - February
NAV Return	2.85%	2.85%	2.70%
Market Return	2.93%	3.02%	2.70%
S&P 500® Index - Price Return	8.31%	8.65%	7.25%
S&P 500® Index - Total Return	10.14%	10.36%	9.01%

(a)	Inception date is January 31, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - FEBRUARY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UFEB.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - MARCH

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – March from its inception (February 28, 2020) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - March
NAV Return	4.09%	3.07%	3.47%
Market Return	3.88%	3.22%	3.46%
S&P 500® Index - Price Return	8.31%	8.65%	10.01%
S&P 500® Index - Total Return	10.14%	10.36%	11.79%

(a)	Inception date is February 28, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - MARCH

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UMAR.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - APRIL

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – April from its inception (March 29, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - April
NAV Return	2.62%	1.34%	0.93%
Market Return	2.61%	1.41%	0.94%
S&P 500® Index - Price Return	8.31%	8.65%	8.91%
S&P 500® Index - Total Return	10.14%	10.36%	10.75%

(a)	Inception date is March 29, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - APRIL

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UAPR.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - MAY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – May from its inception (April 30, 2020) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - May
NAV Return	3.83%	0.82%	1.86%
Market Return	3.97%	1.04%	1.85%
S&P 500® Index - Price Return	8.31%	8.65%	10.97%
S&P 500® Index - Total Return	10.14%	10.36%	12.75%

(a)	Inception date is April 30, 2020.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - MAY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UMAY.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - JUNE

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – June from its inception (May 31, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - June
NAV Return	4.09%	0.88%	3.16%
Market Return	4.06%	1.05%	3.17%
S&P 500® Index - Price Return	8.31%	8.65%	10.00%
S&P 500® Index - Total Return	10.14%	10.36%	11.85%

(a)	Inception date is May 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - JUNE

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UJUN.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - JULY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – July from its inception (August 7, 2018) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	5 years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - July
NAV Return	8.78%	2.95%	3.76%	3.20%
Market Return	8.93%	2.99%	3.78%	3.23%
S&P 500® Index - Price Return	8.31%	8.65%	9.11%	7.60%
S&P 500® Index - Total Return	10.14%	10.36%	11.01%	9.48%

(a)	Inception date is August 7, 2018.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - JULY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UJUL.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - AUGUST

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – August from its inception (July 31, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - August
NAV Return	8.32%	1.75%	3.13%
Market Return	8.21%	1.83%	3.17%
S&P 500® Index - Price Return	8.31%	8.65%	8.36%
S&P 500® Index - Total Return	10.14%	10.36%	10.18%

(a)	Inception date is July 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - AUGUST

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UAUG.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - SEPTEMBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – September from its inception (August 30, 2019) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - September
NAV Return	9.93%	3.80%	4.10%
Market Return	10.17%	3.94%	4.15%
S&P 500® Index - Price Return	8.31%	8.65%	9.01%
S&P 500® Index - Total Return	10.14%	10.36%	10.82%

(a)	Inception date is August 30, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - SEPTEMBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/USEP.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - OCTOBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – October from its inception (September 28, 2018) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	5 years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - October
NAV Return	11.88%	5.48%	5.48%	4.65%
Market Return	11.89%	5.48%	5.39%	4.69%
S&P 500® Index - Price Return	8.31%	8.65%	9.11%	7.41%
S&P 500® Index - Total Return	10.14%	10.36%	11.01%	9.27%

(a)	Inception date is September 28, 2018.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - OCTOBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UOCT.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - NOVEMBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – November from its inception (October 31, 2019) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - November
NAV Return	7.48%	2.84%	3.83%
Market Return	7.47%	2.72%	3.83%
S&P 500® Index - Price Return	8.31%	8.65%	8.40%
S&P 500® Index - Total Return	10.14%	10.36%	10.20%

(a)	Inception date is October 31, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - NOVEMBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UNOV.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - DECEMBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity Ultra Buffer ETF – December from its inception (November 29, 2019) to October 31, 2023 as compared with the S&P 500® Index - Price Return and Total Return.

	Average Annual Total Returns as of October 31, 2023
	One Year	Three Years	Since Inception (a)
Innovator U.S. Equity Ultra Buffer ETF - December
NAV Return	2.34%	1.90%	2.17%
Market Return	2.40%	2.06%	2.17%
S&P 500® Index - Price Return	8.31%	8.65%	7.65%
S&P 500® Index - Total Return	10.14%	10.36%	9.41%

(a)	Inception date is November 29, 2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF - DECEMBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/UDEC.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF - APRIL

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 10 Barrier ETF - April from its inception (March 31, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 10 Barrier ETF - April
NAV Return	5.44%
Market Return	5.46%
S&P 500® Index - Price Return	2.06%
S&P 500® Index - Total Return	2.97%

(a) Inception date is March 31, 2023.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/APRD.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF - APRIL

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 20 Barrier ETF - April from its inception (March 31, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 20 Barrier ETF - April
NAV Return	5.04%
Market Return	5.05%
S&P 500® Index - Price Return	2.06%
S&P 500® Index - Total Return	2.97%

(a)	Inception date is March 31, 2023.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/APRH.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF - APRIL

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 30 Barrier ETF - April from its inception (March 31, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 30 Barrier ETF - April
NAV Return	4.23%
Market Return	4.16%
S&P 500® Index - Price Return	2.06%
S&P 500® Index - Total Return	2.97%

(a)	Inception date is March 31, 2023.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF - APRIL

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/APRJ.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF - APRIL

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 40 Barrier ETF - April from its inception (March 31, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 40 Barrier ETF - April
NAV Return	3.49%
Market Return	3.25%
S&P 500® Index - Price Return	2.06%
S&P 500® Index - Total Return	2.97%

(a)	Inception date is March 31, 2023.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF - APRIL

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index - Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange-traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/APRQ.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF - JULY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 10 Barrier ETF – July from its inception (June 30, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 10 Barrier ETF - July
NAV Return	0.17%
Market Return	0.17%
S&P 500® Index - Price Return	-5.77%
S&P 500® Index - Total Return	-5.31%

(a)	Inception date is June 30, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF - JULY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/JULD.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF - JULY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 20 Barrier ETF – July from its inception (June 30, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 20 Barrier ETF - July
NAV Return	1.20%
Market Return	1.26%
S&P 500® Index - Price Return	-5.77%
S&P 500® Index - Total Return	-5.31%

(a)	Inception date is June 30, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF - JULY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/JULH.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF - JULY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 30 Barrier ETF – July from its inception (June 30, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 30 Barrier ETF - July
NAV Return	1.79%
Market Return	1.84%
S&P 500® Index - Price Return	-5.77%
S&P 500® Index - Total Return	-5.31%

(a)	Inception date is June 30, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF - JULY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/JULJ.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF - JULY

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 40 Barrier ETF – July from its inception (June 30, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 40 Barrier ETF - July
NAV Return	1.82%
Market Return	1.94%
S&P 500® Index - Price Return	-5.77%
S&P 500® Index - Total Return	-5.31%

(a)	Inception date is June 30, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF - JULY

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/JULQ.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF - OCTOBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 10 Barrier ETF – October from its inception (September 29, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 10 Barrier ETF - October
NAV Return	-0.14%
Market Return	-0.06%
S&P 500® Index - Price Return	-2.20%
S&P 500® Index - Total Return	-2.10%

(a)	Inception date is September 29, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF - OCTOBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/OCTD.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF - OCTOBER

Fund Performance
October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 20 Barrier ETF – October from its inception (September 29, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 20 Barrier ETF - October
NAV Return	0.04%
Market Return	0.15%
S&P 500® Index - Price Return	-2.20%
S&P 500® Index - Total Return	-2.10%

(a)	Inception date is September 29, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF - OCTOBER

Fund Performance
October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/OCTH.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 30 Barrier ETF – October from its inception (September 29, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 30 Barrier ETF - October
NAV Return	0.17%
Market Return	0.42%
S&P 500® Index - Price Return	-2.20%
S&P 500® Index - Total Return	-2.10%

(a)	Inception date is September 29, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/OCTJ.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 40 Barrier ETF – October from its inception (September 29, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 40 Barrier ETF - October
NAV Return	0.17%
Market Return	0.27%
S&P 500® Index - Price Return	-2.20%
S&P 500® Index - Total Return	-2.10%

(a)	Inception date is September 29, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/OCTQ.

INNOVATOR U.S. EQUITY 5 TO 15 BUFFER ETF - QUARTERLY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity 5 to 15 Buffer ETF – Quarterly from its inception (September 29, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly
NAV Return	-1.49%
Market Return	-1.37%
S&P 500® Index - Price Return	-2.20%
S&P 500® Index - Total Return	-2.10%

(a)	Inception date is September 29, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.69%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY 5 TO 15 BUFFER ETF - QUARTERLY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/EALT.

INNOVATOR U.S. EQUITY 10 BUFFER ETF - QUARTERLY

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator U.S. Equity 10 Buffer ETF – Quarterly from its inception (September 29, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator U.S. Equity 10 Buffer ETF - Quarterly
NAV Return	-0.30%
Market Return	-0.33%
S&P 500® Index - Price Return	-2.20%
S&P 500® Index - Total Return	-2.10%

(a)	Inception date is September 29, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.69%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR U.S. EQUITY 10 BUFFER ETF - QUARTERLY

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/ZALT.

INNOVATOR PREMIUM INCOME 9 BUFFER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 9 Buffer ETF – October from its inception (September 29, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 9 Buffer ETF - October
NAV Return	0.18%
Market Return	0.32%
S&P 500® Index - Price Return	-2.20%
S&P 500® Index - Total Return	-2.10%

(a)	Inception date is September 29, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 9 BUFFER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/HOCT.

INNOVATOR PREMIUM INCOME 15 BUFFER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited)

The following chart compares the value of a hypothetical $10,000 investment in the Innovator Premium Income 15 Buffer ETF – October from its inception (September 29, 2023) to October 31, 2023 as compared with the S&P 500® Index – Price Return and Total Return.

Total Returns as of October 31, 2023
Since Inception (a)
Innovator Premium Income 15 Buffer ETF - October
NAV Return	0.32%
Market Return	0.49%
S&P 500® Index - Price Return	-2.20%
S&P 500® Index - Total Return	-2.10%

(a)	Inception date is September 29, 2023.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. As of the latest prospectus, the net expense ratio of the Fund was 0.79%. For the most recent performance, please visit the Fund’s website at innovatoretfs.com.

INNOVATOR PREMIUM INCOME 15 BUFFER ETF - OCTOBER

Fund Performance

October 31, 2023 (Unaudited) (Continued)

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of Fund shares. Returns shown for the Fund and S&P 500® Index – Total Return include the reinvestment of all dividends, if any. Returns shown for the S&P 500® Index – Price Return do not include the reinvestment of dividends, if any.

The S&P 500® Index is an unmanaged, capitalization–weighted index generally representative of the U.S. market for large capitalization stocks.

The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike an exchange–traded fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses.

You cannot invest directly in an index.

Premium/Discount Information:

Information regarding the differences between the price of the Fund’s shares on the secondary market and the Fund’s net asset value is available at Innovatoretfs.com/LOCT.

INNOVATOR ETFs TRUST

Expense Example

For the Period Ended October 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) ongoing costs, including management fees, and other Fund expenses; and (2) transaction costs, including brokerage commissions on the purchase and sale of Fund shares. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the respective period and held for the entire respective period to October 31, 2023 for each Fund.

Actual Expenses

The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

			Expenses Paid
	Beginning	Ending	During the
	Account Value	Account Value	Period
Innovator U.S. Equity Buffer ETF - January (NAV)	$1,000.00	$1,007.20	$4.00	(a)
Innovator U.S. Equity Buffer ETF - February (NAV)	1,000.00	1,010.10	4.00	(a)
Innovator U.S. Equity Buffer ETF - March (NAV)	1,000.00	1,013.70	4.01	(a)
Innovator U.S. Equity Buffer ETF - April (NAV)	1,000.00	1,012.60	4.01	(a)
Innovator U.S. Equity Buffer ETF - May (NAV)	1,000.00	1,013.30	4.01	(a)
Innovator U.S. Equity Buffer ETF - June (NAV)	1,000.00	1,004.60	3.99	(a)
Innovator U.S. Equity Buffer ETF - July (NAV)	1,000.00	1,023.80	4.03	(a)
Innovator U.S. Equity Buffer ETF - August (NAV)	1,000.00	1,020.10	4.02	(a)
Innovator U.S. Equity Buffer ETF - September (NAV)	1,000.00	1,019.70	4.02	(a)
Innovator U.S. Equity Buffer ETF - October (NAV)	1,000.00	1,017.50	4.02	(a)
Innovator U.S. Equity Buffer ETF - November (NAV)	1,000.00	998.40	3.98	(a)
Innovator U.S. Equity Buffer ETF - December (NAV)	1,000.00	999.70	3.98	(a)
Innovator U.S. Equity Power Buffer ETF - January (NAV)	1,000.00	1,017.30	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - February (NAV)	1,000.00	1,014.30	4.01	(a)
Innovator U.S. Equity Power Buffer ETF - March (NAV)	1,000.00	1,020.30	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - April (NAV)	1,000.00	1,016.40	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - May (NAV)	1,000.00	1,016.90	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - June (NAV)	1,000.00	1,005.80	3.99	(a)
Innovator U.S. Equity Power Buffer ETF - July (NAV)	1,000.00	1,036.50	4.06	(a)
Innovator U.S. Equity Power Buffer ETF - August (NAV)	1,000.00	1,032.30	4.05	(a)
Innovator U.S. Equity Power Buffer ETF - September (NAV)	1,000.00	1,031.60	4.05	(a)
Innovator U.S. Equity Power Buffer ETF - October (NAV)	1,000.00	1,045.10	4.07	(a)
Innovator U.S. Equity Power Buffer ETF - November (NAV)	1,000.00	1,000.70	3.98	(a)
Innovator U.S. Equity Power Buffer ETF - December (NAV)	1,000.00	996.20	3.97	(a)
Innovator U.S. Equity Ultra Buffer ETF - January (NAV)	1,000.00	1,021.30	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - February (NAV)	1,000.00	1,009.90	4.00	(a)
Innovator U.S. Equity Ultra Buffer ETF - March (NAV)	1,000.00	1,016.10	4.01	(a)
Innovator U.S. Equity Ultra Buffer ETF - April (NAV)	1,000.00	1,010.60	4.00	(a)
Innovator U.S. Equity Ultra Buffer ETF - May (NAV)	1,000.00	1,009.40	4.00	(a)
Innovator U.S. Equity Ultra Buffer ETF - June (NAV)	1,000.00	1,006.10	3.99	(a)
Innovator U.S. Equity Ultra Buffer ETF - July (NAV)	1,000.00	1,012.90	4.01	(a)

INNOVATOR ETFs TRUST

Expense Example

For the Period Ended October 31, 2023 (Unaudited) (Continued)

			Expenses Paid
	Beginning	Ending	During the
	Account Value	Account Value	Period
Innovator U.S. Equity Ultra Buffer ETF - August (NAV)	1,000.00	1,037.20	4.06	(a)
Innovator U.S. Equity Ultra Buffer ETF - September (NAV)	1,000.00	1,036.10	4.05	(a)
Innovator U.S. Equity Ultra Buffer ETF - October (NAV)	1,000.00	1,042.20	4.07	(a)
Innovator U.S. Equity Ultra Buffer ETF - November (NAV)	1,000.00	1,009.30	4.00	(a)
Innovator U.S. Equity Ultra Buffer ETF - December (NAV)	1,000.00	995.40	3.97	(a)
Innovator Premium Income 10 Barrier ETF - April (NAV)	1,000.00	1,054.40	4.09	(a)
Innovator Premium Income 20 Barrier ETF - April (NAV)	1,000.00	1,050.40	4.08	(a)
Innovator Premium Income 30 Barrier ETF - April (NAV)	1,000.00	1,036.90	4.06	(a)
Innovator Premium Income 40 Barrier ETF - April (NAV)	1,000.00	1,030.70	4.04	(a)
Innovator Premium Income 10 Barrier ETF - July (NAV)	1,000.00	1,001.70	2.62	(b)
Innovator Premium Income 20 Barrier ETF - July (NAV)	1,000.00	1,012.00	2.63	(b)
Innovator Premium Income 30 Barrier ETF - July (NAV)	1,000.00	1,017.90	2.64	(b)
Innovator Premium Income 40 Barrier ETF - July (NAV)	1,000.00	1,018.20	2.64	(b)
Innovator Premium Income 10 Barrier ETF - October (NAV)	1,000.00	998.60	0.65	(c)
Innovator Premium Income 20 Barrier ETF - October (NAV)	1,000.00	1,000.40	0.65	(c)
Innovator Premium Income 30 Barrier ETF - October (NAV)	1,000.00	1,001.70	0.65	(c)
Innovator Premium Income 40 Barrier ETF - October (NAV)	1,000.00	1,001.70	0.65	(c)
Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly (NAV)	1,000.00	985.10	0.56	(d)
Innovator U.S. Equity 10 Buffer ETF - Quarterly (NAV)	1,000.00	997.00	0.57	(d)
Innovator Premium Income 9 Buffer ETF - October (NAV)	1,000.00	1,001.80	0.65	(c)
Innovator Premium Income 15 Buffer ETF - October (NAV)	1,000.00	1,003.20	0.65	(c)

(a)	Expenses are equal to the Fund’s annualized expense ratio (0.79%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(b)	Expenses are equal to the Fund’s annualized expense ratio (0.79%), multiplied by the average account value over the period, multiplied by 121/365 (to reflect the period since the Fund's inception).
(c)	Expenses are equal to the Fund’s annualized expense ratio (0.79%), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since the Fund's inception).
(d)	Expenses are equal to the Fund’s annualized expense ratio (0.69%), multiplied by the average account value over the period, multiplied by 31/365 (to reflect the period since the Fund's inception).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on the purchase and sale of Fund shares with respect to the Funds. Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

INNOVATOR ETFs TRUST

Expense Example

For the Period Ended October 31, 2023 (Unaudited) (Continued)

			Expenses Paid
	Beginning	Ending	During the
	Account Value	Account Value	Period
Innovator U.S. Equity Buffer ETF - January (NAV)	$1,000.00	$1,021.22	$4.02	(a)
Innovator U.S. Equity Buffer ETF - February (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Buffer ETF - March (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Buffer ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Buffer ETF - May (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Buffer ETF - June (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Buffer ETF - July (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Buffer ETF - August (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Buffer ETF - September (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Buffer ETF - October (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Buffer ETF - November (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Buffer ETF - December (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - February (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - March (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - May (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - June (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - July (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - August (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - September (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - October (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - November (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Power Buffer ETF - December (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - January (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - February (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - March (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - May (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - June (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - July (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - August (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - September (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - October (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - November (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator U.S. Equity Ultra Buffer ETF - December (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Premium Income 10 Barrier ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Premium Income 20 Barrier ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Premium Income 30 Barrier ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Premium Income 40 Barrier ETF - April (NAV)	1,000.00	1,021.22	4.02	(a)
Innovator Premium Income 10 Barrier ETF - July (NAV)	1,000.00	1,021.22	4.02	(b)
Innovator Premium Income 20 Barrier ETF - July (NAV)	1,000.00	1,021.22	4.02	(b)
Innovator Premium Income 30 Barrier ETF - July (NAV)	1,000.00	1,021.22	4.02	(b)
Innovator Premium Income 40 Barrier ETF - July (NAV)	1,000.00	1,021.22	4.02	(b)
Innovator Premium Income 10 Barrier ETF - October (NAV)	1,000.00	1,021.22	4.02	(b)
Innovator Premium Income 20 Barrier ETF - October (NAV)	1,000.00	1,021.22	4.02	(b)
Innovator Premium Income 30 Barrier ETF - October (NAV)	1,000.00	1,021.22	4.02	(b)
Innovator Premium Income 40 Barrier ETF - October (NAV)	1,000.00	1,021.22	4.02	(b)
Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly (NAV)	1,000.00	1,021.73	3.52	(b)
Innovator U.S. Equity 10 Buffer ETF - Quarterly (NAV)	1,000.00	1,021.73	3.52	(b)
Innovator Premium Income 9 Buffer ETF - October (NAV)	1,000.00	1,021.22	4.02	(b)
Innovator Premium Income 15 Buffer ETF - October (NAV)	1,000.00	1,021.22	4.02	(b)

(a)	Expenses are equal to the Fund’s annualized expense ratio (0.79%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).
(b)	For comparative purposes only as the Fund was not in operation for the full six month period.

INNOVATOR U.S. EQUITY BUFFER ETF – JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.02% (a)(b)
CALL OPTIONS - 99.44%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $3.84	3,576	$149,548,320	$147,625,755
			147,625,755
PUT OPTIONS - 0.58%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $382.44	3,576	149,548,320	856,810
			856,810
TOTAL PURCHASED OPTIONS (Cost $144,374,993)			148,482,565
	Principal Amount
SHORT-TERM INVESTMENTS - 0.24%
Money Market Deposit Account - 0.24%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$351,726		351,726
TOTAL SHORT-TERM INVESTMENTS (Cost $351,726)			351,726

Total Investments (Cost $144,726,719) - 100.26%			148,834,291
Liabilities in Excess of Other Assets - (0.26)%			(373,964)
TOTAL NET ASSETS - 100.00%			$148,460,327

Asset Type	% of Net Assets
Purchased Options	100.02%
Short Term Investments	0.24
Total Investments	100.26
Liabilities in Excess of Other Assets	(0.26)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	12/29/2023	$478.31	3,576	$(149,548,320)	$(25,711)
					(25,711)
Put Options
SPDR S&P 500 ETF	12/29/2023	348.01	3,576	(149,548,320)	(250,213)
					(250,213)
Total Options Written (Premiums Received $7,667,569)					$(275,924)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – FEBRUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.45% (a)(b)
CALL OPTIONS - 98.49%
SPDR S&P 500 ETF, Expires 1/31/2024, Strike Price $4.08	2,385	$99,740,700	$98,416,334
			98,416,334
PUT OPTIONS - 1.96%
SPDR S&P 500 ETF, Expires 1/31/2024, Strike Price $406.49	2,385	99,740,700	1,959,301
			1,959,301
TOTAL PURCHASED OPTIONS (Cost $100,806,196)			100,375,635
	Principal Amount
SHORT-TERM INVESTMENTS - 0.30%
Money Market Deposit Account - 0.30%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$298,635		298,635
TOTAL SHORT-TERM INVESTMENTS (Cost $298,635)			298,635

Total Investments (Cost $101,104,831) - 100.75%			100,674,270
Liabilities in Excess of Other Assets - (0.75)%			(745,281)
TOTAL NET ASSETS - 100.00%			$99,928,989

Asset Type	% of Net Assets
Purchased Options	100.45%
Short Term Investments	0.30
Total Investments	100.75
Liabilities in Excess of Other Assets	(0.75)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – FEBRUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	1/31/2024	$485.66	2,385	$(99,740,700)	$(36,896)
					(36,896)
Put Options
SPDR S&P 500 ETF	1/31/2024	369.90	2,385	(99,740,700)	(644,594)
					(644,594)
Total Options Written (Premiums Received $4,263,961)					$(681,490)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – MARCH

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.64% (a)(b)
CALL OPTIONS - 98.86%
SPDR S&P 500 ETF, Expires 2/29/2024, Strike Price $3.97	2,096	$87,654,720	$86,538,201
			86,538,201
PUT OPTIONS - 1.78%
SPDR S&P 500 ETF, Expires 2/29/2024, Strike Price $396.27	2,096	87,654,720	1,561,709
			1,561,709
TOTAL PURCHASED OPTIONS (Cost $86,184,810)			88,099,910
	Principal Amount
SHORT-TERM INVESTMENTS - 0.26%
Money Market Deposit Account - 0.26%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$223,245		223,245
TOTAL SHORT-TERM INVESTMENTS (Cost $223,245)			223,245

Total Investments (Cost $86,408,055) - 100.90%			88,323,155
Liabilities in Excess of Other Assets - (0.90)%			(787,271)
TOTAL NET ASSETS - 100.00%			$87,535,884

Asset Type	% of Net Assets
Purchased Options	100.64%
Short Term Investments	0.26
Total Investments	100.90
Liabilities in Excess of Other Assets	(0.90)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – MARCH

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	2/29/2024	$480.47	2,096	$(87,654,720)	$(104,989)
					(104,989)
Put Options
SPDR S&P 500 ETF	2/29/2024	360.60	2,096	(87,654,720)	(623,601)
					(623,601)
Total Options Written (Premiums Received $3,844,013)					$(728,590)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.17% (a)(b)
CALL OPTIONS - 98.24%
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $4.11	3,617	$151,262,940	$148,760,337
			148,760,337
PUT OPTIONS - 2.93%
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $409.40	3,617	151,262,940	4,436,974
			4,436,974
TOTAL PURCHASED OPTIONS (Cost $153,666,851)			153,197,311
	Principal Amount
SHORT-TERM INVESTMENTS - 0.25%
Money Market Deposit Account - 0.25%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$382,738		382,738
TOTAL SHORT-TERM INVESTMENTS (Cost $382,738)			382,738

Total Investments (Cost $154,049,589) - 101.42%			153,580,049
Liabilities in Excess of Other Assets - (1.42)%			(2,147,356)
TOTAL NET ASSETS - 100.00%			$151,432,693

Asset Type	% of Net Assets
Purchased Options	101.17%
Short Term Investments	0.25
Total Investments	101.42
Liabilities in Excess of Other Assets	(1.42)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	3/28/2024	$491.84	3,617	$(151,262,940)	$(155,821)
					(155,821)
Put Options
SPDR S&P 500 ETF	3/28/2024	372.54	3,617	(151,262,940)	(1,890,967)
					(1,890,967)
Total Options Written (Premiums Received $7,058,998)					$(2,046,788)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – MAY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.62% (a)(b)
CALL OPTIONS - 97.94%
SPDR S&P 500 ETF, Expires 4/30/2024, Strike Price $4.17	2,642	$110,488,440	$108,648,843
			108,648,843
PUT OPTIONS - 3.68%
SPDR S&P 500 ETF, Expires 4/30/2024, Strike Price $415.94	2,642	110,488,440	4,083,633
			4,083,633
TOTAL PURCHASED OPTIONS (Cost $113,920,900)			112,732,476
	Principal Amount
SHORT-TERM INVESTMENTS - 0.29%
Money Market Deposit Account - 0.29%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$321,370		321,370
TOTAL SHORT-TERM INVESTMENTS (Cost $321,370)			321,370

Total Investments (Cost $114,242,270) - 101.91%			113,053,846
Liabilities in Excess of Other Assets - (1.91)%			(2,114,189)
TOTAL NET ASSETS - 100.00%			$110,939,657

Asset Type	% of Net Assets
Purchased Options	101.62%
Short Term Investments	0.29
Total Investments	101.91
Liabilities in Excess of Other Assets	(1.91)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – MAY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	4/30/2024	$496.87	2,642	$(110,488,440)	$(163,249)
					(163,249)
Put Options
SPDR S&P 500 ETF	4/30/2024	378.50	2,642	(110,488,440)	(1,870,114)
					(1,870,114)
Total Options Written (Premiums Received $5,068,740)					$(2,033,363)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – JUNE

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.98% (a)(b)
CALL OPTIONS - 97.91%
SPDR S&P 500 ETF, Expires 5/31/2024, Strike Price $4.19	2,405	$100,577,100	$98,915,413
			98,915,413
PUT OPTIONS - 4.07%
SPDR S&P 500 ETF, Expires 5/31/2024, Strike Price $417.86	2,405	100,577,100	4,112,310
			4,112,310
TOTAL PURCHASED OPTIONS (Cost $104,256,768)			103,027,723
	Principal Amount
SHORT-TERM INVESTMENTS - 0.26%
Money Market Deposit Account - 0.26%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$259,779		259,779
TOTAL SHORT-TERM INVESTMENTS (Cost $259,779)			259,779

Total Investments (Cost $104,516,547) - 102.24%			103,287,502
Liabilities in Excess of Other Assets - (2.24)%			(2,256,695)
TOTAL NET ASSETS - 100.00%			$101,030,807

Asset Type	% of Net Assets
Purchased Options	101.98%
Short Term Investments	0.26
Total Investments	102.24
Liabilities in Excess of Other Assets	(2.24)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – JUNE

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	5/31/2024	$501.13	2,405	$(100,577,100)	$(197,571)
					(197,571)
Put Options
SPDR S&P 500 ETF	5/31/2024	380.24	2,405	(100,577,100)	(1,989,993)
					(1,989,993)
Total Options Written (Premiums Received $4,135,330)					$(2,187,564)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 103.27% (a)(b)
CALL OPTIONS - 96.49%
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $4.45	8,057	$336,943,740	$329,636,041
			329,636,041
PUT OPTIONS - 6.78%
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $443.29	8,057	336,943,740	23,139,704
			23,139,704
TOTAL PURCHASED OPTIONS (Cost $365,238,419)			352,775,745
	Principal Amount
SHORT-TERM INVESTMENTS - 0.29%
Money Market Deposit Account - 0.29%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$982,112		982,112
TOTAL SHORT-TERM INVESTMENTS (Cost $982,112)			982,112

Total Investments (Cost $366,220,531) - 103.56%			353,757,857
Liabilities in Excess of Other Assets - (3.56)%			(12,142,607)
TOTAL NET ASSETS - 100.00%			$341,615,250

Asset Type	% of Net Assets
Purchased Options	103.27%
Short Term Investments	0.29
Total Investments	103.56
Liabilities in Excess of Other Assets	(3.56)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	6/28/2024	$528.61	8,057	$(336,943,740)	$(241,710)
					(241,710)
Put Options
SPDR S&P 500 ETF	6/28/2024	403.38	8,057	(336,943,740)	(11,674,593)
					(11,674,593)
Total Options Written (Premiums Received $11,205,712)					$(11,916,303)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – AUGUST

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 104.34% (a)(b)
CALL OPTIONS - 95.75%
SPDR S&P 500 ETF, Expires 7/31/2024, Strike Price $4.59	4,260	$178,153,200	$174,303,609
			174,303,609
PUT OPTIONS - 8.59%
SPDR S&P 500 ETF, Expires 7/31/2024, Strike Price $457.80	4,260	178,153,200	15,639,481
			15,639,481
TOTAL PURCHASED OPTIONS (Cost $198,536,835)			189,943,090
	Principal Amount
SHORT-TERM INVESTMENTS - 0.27%
Money Market Deposit Account - 0.27%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$493,584		493,584
TOTAL SHORT-TERM INVESTMENTS (Cost $493,584)			493,584

Total Investments (Cost $199,030,419) - 104.61%			190,436,674
Liabilities in Excess of Other Assets - (4.61)%			(8,399,510)
TOTAL NET ASSETS - 100.00%			$182,037,164

Asset Type	% of Net Assets
Purchased Options	104.34%
Short Term Investments	0.27
Total Investments	104.61
Liabilities in Excess of Other Assets	(4.61)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – AUGUST

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	7/31/2024	$550.95	4,260	$(178,153,200)	$(109,184)
					(109,184)
Put Options
SPDR S&P 500 ETF	7/31/2024	416.59	4,260	(178,153,200)	(8,167,698)
					(8,167,698)
Total Options Written (Premiums Received $6,459,837)					$(8,276,882)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – SEPTEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 104.09% (a)(b)
CALL OPTIONS - 96.32%
SPDR S&P 500 ETF, Expires 8/30/2024, Strike Price $4.52	4,190	$175,225,800	$171,544,047
			171,544,047
PUT OPTIONS - 7.77%
SPDR S&P 500 ETF, Expires 8/30/2024, Strike Price $450.36	4,190	175,225,800	13,843,090
			13,843,090
TOTAL PURCHASED OPTIONS (Cost $192,443,157)			185,387,137
	Principal Amount
SHORT-TERM INVESTMENTS - 0.32%
Money Market Deposit Account - 0.32%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$573,434		573,434
TOTAL SHORT-TERM INVESTMENTS (Cost $573,434)			573,434

Total Investments (Cost $193,016,591) - 104.41%			185,960,571
Liabilities in Excess of Other Assets - (4.41)%			(7,851,909)
TOTAL NET ASSETS - 100.00%			$178,108,662

Asset Type	% of Net Assets
Purchased Options	104.09%
Short Term Investments	0.32
Total Investments	104.41
Liabilities in Excess of Other Assets	(4.41)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – SEPTEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	8/30/2024	$539.38	4,190	$(175,225,800)	$(227,559)
					(227,559)
Put Options
SPDR S&P 500 ETF	8/30/2024	409.82	4,190	(175,225,800)	(7,508,019)
					(7,508,019)
Total Options Written (Premiums Received $6,409,612)					$(7,735,578)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – OCTOBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 103.57% (a)(b)
CALL OPTIONS - 97.62%
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $4.29	4,097	$171,336,540	$167,148,914
			167,148,914
PUT OPTIONS - 5.95%
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $427.49	4,097	171,336,540	10,191,329
			10,191,329
TOTAL PURCHASED OPTIONS (Cost $180,101,052)			177,340,243
	Principal Amount
SHORT-TERM INVESTMENTS - 0.27%
Money Market Deposit Account - 0.27%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$469,884		469,884
TOTAL SHORT-TERM INVESTMENTS (Cost $469,884)			469,884

Total Investments (Cost $180,570,936) - 103.84%			177,810,127
Liabilities in Excess of Other Assets - (3.84)%			(6,580,094)
TOTAL NET ASSETS - 100.00%			$171,230,033

Asset Type	% of Net Assets
Purchased Options	103.57%
Short Term Investments	0.27
Total Investments	103.84
Liabilities in Excess of Other Assets	(3.84)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – OCTOBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	9/30/2024	$514.34	4,097	$(171,336,540)	$(741,680)
					(741,680)
Put Options
SPDR S&P 500 ETF	9/30/2024	389.01	4,097	(171,336,540)	(5,730,146)
					(5,730,146)
Total Options Written (Premiums Received $6,814,783)					$(6,471,826)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – NOVEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 103.93% (a)(b)
CALL OPTIONS - 98.33%
SPDR S&P 500 ETF, Expires 10/31/2024, Strike Price $4.19	2,023	$84,601,860	$82,520,193
			82,520,193
PUT OPTIONS - 5.60%
SPDR S&P 500 ETF, Expires 10/31/2024, Strike Price $418.21	2,023	84,601,860	4,701,452
			4,701,452
TOTAL PURCHASED OPTIONS (Cost $87,230,301)			87,221,645
	Principal Amount
SHORT-TERM INVESTMENTS - 0.22%
Money Market Deposit Account - 0.22%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$184,270		184,270
TOTAL SHORT-TERM INVESTMENTS (Cost $184,270)			184,270

Total Investments (Cost $87,414,571) - 104.15%			87,405,915
Liabilities in Excess of Other Assets - (4.15)%			(3,481,852)
TOTAL NET ASSETS - 100.00%			$83,924,063

Asset Type	% of Net Assets
Purchased Options	103.93%
Short Term Investments	0.22
Total Investments	104.15
Liabilities in Excess of Other Assets	(4.15)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – NOVEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	10/31/2024	$504.22	2,023	$(84,601,860)	$(809,200)
					(809,200)
Put Options
SPDR S&P 500 ETF	10/31/2024	380.56	2,023	(84,601,860)	(2,676,429)
					(2,676,429)
Total Options Written (Premiums Received $3,476,946)					$(3,485,629)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – DECEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 99.92% (a)(b)
CALL OPTIONS - 99.04%
SPDR S&P 500 ETF, Expires 11/30/2023, Strike Price $4.09	2,293	$95,893,260	$95,006,534
			95,006,534
PUT OPTIONS - 0.88%
SPDR S&P 500 ETF, Expires 11/30/2023, Strike Price $407.69	2,293	95,893,260	846,621
			846,621
TOTAL PURCHASED OPTIONS (Cost $97,672,080)			95,853,155
	Principal Amount
SHORT-TERM INVESTMENTS - 0.27%
Money Market Deposit Account - 0.27%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$255,040		255,040
TOTAL SHORT-TERM INVESTMENTS (Cost $255,040)			255,040

Total Investments (Cost $97,927,120) - 100.19%			96,108,195
Liabilities in Excess of Other Assets - (0.19)%			(178,446)
TOTAL NET ASSETS - 100.00%			$95,929,749

Asset Type	% of Net Assets
Purchased Options	99.92%
Short Term Investments	0.27
Total Investments	100.19
Liabilities in Excess of Other Assets	(0.19)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY BUFFER ETF – DECEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	11/30/2023	$509.60	2,293	$(95,893,260)	$(1,605)
					(1,605)
Put Options
SPDR S&P 500 ETF	11/30/2023	370.99	2,293	(95,893,260)	(112,587)
					(112,587)
Total Options Written (Premiums Received $5,536,138)					$(114,192)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.04% (a)(b)
CALL OPTIONS - 99.46%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $3.82	13,719	$573,728,580	$566,380,135
			566,380,135
PUT OPTIONS - 0.58%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $382.43	13,719	573,728,580	3,285,837
			3,285,837
TOTAL PURCHASED OPTIONS (Cost $551,920,994)			569,665,972
	Principal Amount
SHORT-TERM INVESTMENTS - 0.26%
Money Market Deposit Account - 0.26%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$1,500,104		1,500,104
TOTAL SHORT-TERM INVESTMENTS (Cost $1,500,104)			1,500,104

Total Investments (Cost $553,421,098) - 100.30%			571,166,076
Liabilities in Excess of Other Assets - (0.30)%			(1,700,760)
TOTAL NET ASSETS - 100.00%			$569,465,316

Asset Type	% of Net Assets
Purchased Options	100.04%
Short Term Investments	0.26
Total Investments	100.30
Liabilities in Excess of Other Assets	(0.30)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	12/29/2023	$454.48	13,719	$(573,728,580)	$(747,411)
					(747,411)
Put Options
SPDR S&P 500 ETF	12/29/2023	325.07	13,719	(573,728,580)	(569,750)
					(569,750)
Total Options Written (Premiums Received $30,429,099)					$(1,317,161)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – FEBRUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.30% (a)(b)
CALL OPTIONS - 98.32%
SPDR S&P 500 ETF, Expires 1/31/2024, Strike Price $4.06	10,560	$441,619,200	$435,357,120
			435,357,120
PUT OPTIONS - 1.98%
SPDR S&P 500 ETF, Expires 1/31/2024, Strike Price $406.48	10,560	441,619,200	8,754,240
			8,754,240
TOTAL PURCHASED OPTIONS (Cost $447,217,850)			444,111,360
	Principal Amount
SHORT-TERM INVESTMENTS - 0.26%
Money Market Deposit Account - 0.26%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$1,164,944		1,164,944
TOTAL SHORT-TERM INVESTMENTS (Cost $1,164,944)			1,164,944

Total Investments (Cost $448,382,794) - 100.56%			445,276,304
Liabilities in Excess of Other Assets - (0.56)%			(2,474,751)
TOTAL NET ASSETS - 100.00%			$442,801,553

Asset Type	% of Net Assets
Purchased Options	100.30%
Short Term Investments	0.26
Total Investments	100.56
Liabilities in Excess of Other Assets	(0.56)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – FEBRUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	1/31/2024	$464.77	10,560	$(441,619,200)	$(739,200)
					(739,200)
Put Options
SPDR S&P 500 ETF	1/31/2024	345.51	10,560	(441,619,200)	(1,478,400)
					(1,478,400)
Total Options Written (Premiums Received $19,505,194)					$(2,217,600)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – MARCH

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.77% (a)(b)
CALL OPTIONS - 98.98%
SPDR S&P 500 ETF, Expires 2/29/2024, Strike Price $3.96	9,048	$378,387,360	$373,576,448
			373,576,448
PUT OPTIONS - 1.79%
SPDR S&P 500 ETF, Expires 2/29/2024, Strike Price $396.26	9,048	378,387,360	6,739,765
			6,739,765
TOTAL PURCHASED OPTIONS (Cost $371,980,962)			380,316,213
	Principal Amount
SHORT-TERM INVESTMENTS - 0.26%
Money Market Deposit Account - 0.26%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$985,305		985,305
TOTAL SHORT-TERM INVESTMENTS (Cost $985,305)			985,305

Total Investments (Cost $372,966,267) - 101.03%			381,301,518
Liabilities in Excess of Other Assets - (1.03)%			(3,874,405)
TOTAL NET ASSETS - 100.00%			$377,427,113

Asset Type	% of Net Assets
Purchased Options	100.77%
Short Term Investments	0.26
Total Investments	101.03
Liabilities in Excess of Other Assets	(1.03)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – MARCH

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	2/29/2024	$459.54	9,048	$(378,387,360)	$(2,074,073)
					(2,074,073)
Put Options
SPDR S&P 500 ETF	2/29/2024	336.82	9,048	(378,387,360)	(1,545,851)
					(1,545,851)
Total Options Written (Premiums Received $16,584,451)					$(3,619,924)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.90% (a)(b)
CALL OPTIONS - 97.99%
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $4.09	13,819	$577,910,580	$568,168,185
			568,168,185
PUT OPTIONS - 2.91%
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $409.39	13,819	577,910,580	16,886,818
			16,886,818
TOTAL PURCHASED OPTIONS (Cost $587,193,583)			585,055,003
	Principal Amount
SHORT-TERM INVESTMENTS - 0.27%
Money Market Deposit Account - 0.27%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$1,578,793		1,578,793
TOTAL SHORT-TERM INVESTMENTS (Cost $1,578,793)			1,578,793

Total Investments (Cost $588,772,376) - 101.17%			586,633,796
Liabilities in Excess of Other Assets - (1.17)%			(6,829,751)
TOTAL NET ASSETS - 100.00%			$579,804,045

Asset Type	% of Net Assets
Purchased Options	100.90%
Short Term Investments	0.27
Total Investments	101.17
Liabilities in Excess of Other Assets	(1.17)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	3/28/2024	$470.59	13,819	$(577,910,580)	$(2,335,411)
					(2,335,411)
Put Options
SPDR S&P 500 ETF	3/28/2024	347.98	13,819	(577,910,580)	(4,145,700)
					(4,145,700)
Total Options Written (Premiums Received $26,685,881)					$(6,481,111)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – MAY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.29% (a)(b)
CALL OPTIONS - 97.62%
SPDR S&P 500 ETF, Expires 4/30/2024, Strike Price $4.16	10,897	$455,712,540	$448,135,638
			448,135,638
PUT OPTIONS - 3.67%
SPDR S&P 500 ETF, Expires 4/30/2024, Strike Price $415.93	10,897	455,712,540	16,839,570
			16,839,570
TOTAL PURCHASED OPTIONS (Cost $469,990,700)			464,975,208
	Principal Amount
SHORT-TERM INVESTMENTS - 0.27%
Money Market Deposit Account - 0.27%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$1,236,730		1,236,730
TOTAL SHORT-TERM INVESTMENTS (Cost $1,236,730)			1,236,730

Total Investments (Cost $471,227,430) - 101.56%			466,211,938
Liabilities in Excess of Other Assets - (1.56)%			(7,149,270)
TOTAL NET ASSETS - 100.00%			$459,062,668

Asset Type	% of Net Assets
Purchased Options	101.29%
Short Term Investments	0.27
Total Investments	101.56
Liabilities in Excess of Other Assets	(1.56)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – MAY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	4/30/2024	$476.32	10,897	$(455,712,540)	$(2,244,673)
					(2,244,673)
Put Options
SPDR S&P 500 ETF	4/30/2024	353.54	10,897	(455,712,540)	(4,585,131)
					(4,585,131)
Total Options Written (Premiums Received $20,810,246)					$(6,829,804)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JUNE

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.64% (a)(b)
CALL OPTIONS - 97.58%
SPDR S&P 500 ETF, Expires 5/31/2024, Strike Price $4.18	12,370	$517,313,400	$508,778,471
			508,778,471
PUT OPTIONS - 4.06%
SPDR S&P 500 ETF, Expires 5/31/2024, Strike Price $417.85	12,370	517,313,400	21,147,505
			21,147,505
TOTAL PURCHASED OPTIONS (Cost $536,737,707)			529,925,976
	Principal Amount
SHORT-TERM INVESTMENTS - 0.27%
Money Market Deposit Account - 0.27%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$1,411,836		1,411,836
TOTAL SHORT-TERM INVESTMENTS (Cost $1,411,836)			1,411,836

Total Investments (Cost $538,149,543) - 101.91%			531,337,812
Liabilities in Excess of Other Assets - (1.91)%			(9,939,842)
TOTAL NET ASSETS - 100.00%			$521,397,970

Asset Type	% of Net Assets
Purchased Options	101.64%
Short Term Investments	0.27
Total Investments	101.91
Liabilities in Excess of Other Assets	(1.91)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JUNE

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	5/31/2024	$479.82	12,370	$(517,313,400)	$(3,285,225)
					(3,285,225)
Put Options
SPDR S&P 500 ETF	5/31/2024	355.17	12,370	(517,313,400)	(6,302,886)
					(6,302,886)
Total Options Written (Premiums Received $21,602,189)					$(9,588,111)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.06% (a)(b)
CALL OPTIONS - 95.35%
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $4.43	23,288	$973,904,160	$952,944,961
			952,944,961
PUT OPTIONS - 6.71%
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $443.28	23,288	973,904,160	67,046,152
			67,046,152
TOTAL PURCHASED OPTIONS (Cost $1,057,526,359)			1,019,991,113
	Principal Amount
SHORT-TERM INVESTMENTS - 0.28%
Money Market Deposit Account - 0.28%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$2,825,477		2,825,477
TOTAL SHORT-TERM INVESTMENTS (Cost $2,825,477)			2,825,477

Total Investments (Cost $1,060,351,836) - 102.34%			1,022,816,590
Liabilities in Excess of Other Assets - (2.34)%			(23,442,872)
TOTAL NET ASSETS - 100.00%			$999,373,718

Asset Type	% of Net Assets
Purchased Options	102.06%
Short Term Investments	0.28
Total Investments	102.34
Liabilities in Excess of Other Assets	(2.34)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	6/28/2024	$506.62	23,288	$(973,904,160)	$(1,932,904)
					(1,932,904)
Put Options
SPDR S&P 500 ETF	6/28/2024	376.79	23,288	(973,904,160)	(20,889,336)
					(20,889,336)
Total Options Written (Premiums Received $33,732,265)					$(22,822,240)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – AUGUST

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.70% (a)(b)
CALL OPTIONS - 94.21%
SPDR S&P 500 ETF, Expires 7/31/2024, Strike Price $4.58	20,409	$853,504,380	$834,932,190
			834,932,190
PUT OPTIONS - 8.49%
SPDR S&P 500 ETF, Expires 7/31/2024, Strike Price $457.79	20,409	853,504,380	75,247,983
			75,247,983
TOTAL PURCHASED OPTIONS (Cost $951,882,412)			910,180,173
	Principal Amount
SHORT-TERM INVESTMENTS - 0.28%
Money Market Deposit Account - 0.28%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$2,511,653		2,511,653
TOTAL SHORT-TERM INVESTMENTS (Cost $2,511,653)			2,511,653

Total Investments (Cost $954,394,065) - 102.98%			912,691,826
Liabilities in Excess of Other Assets - (2.98)%			(26,410,729)
TOTAL NET ASSETS - 100.00%			$886,281,097

Asset Type	% of Net Assets
Purchased Options	102.70%
Short Term Investments	0.28
Total Investments	102.98
Liabilities in Excess of Other Assets	(2.98)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – AUGUST

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	7/31/2024	$527.51	20,409	$(853,504,380)	$(1,000,041)
					(1,000,041)
Put Options
SPDR S&P 500 ETF	7/31/2024	389.12	20,409	(853,504,380)	(24,858,162)
					(24,858,162)
Total Options Written (Premiums Received $29,941,024)					$(25,858,203)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – SEPTEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.74% (a)(b)
CALL OPTIONS - 95.07%
SPDR S&P 500 ETF, Expires 8/30/2024, Strike Price $4.50	16,050	$671,211,000	$657,138,360
			657,138,360
PUT OPTIONS - 7.67%
SPDR S&P 500 ETF, Expires 8/30/2024, Strike Price $450.35	16,050	671,211,000	53,018,928
			53,018,928
TOTAL PURCHASED OPTIONS (Cost $738,659,339)			710,157,288
	Principal Amount
SHORT-TERM INVESTMENTS - 0.30%
Money Market Deposit Account - 0.30%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$2,103,088		2,103,088
TOTAL SHORT-TERM INVESTMENTS (Cost $2,103,088)			2,103,088

Total Investments (Cost $740,762,427) - 103.04%			712,260,376
Liabilities in Excess of Other Assets - (3.04)%			(21,018,113)
TOTAL NET ASSETS - 100.00%			$691,242,263

Asset Type	% of Net Assets
Purchased Options	102.74%
Short Term Investments	0.30
Total Investments	103.04
Liabilities in Excess of Other Assets	(3.04)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – SEPTEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	8/30/2024	$517.77	16,050	$(671,211,000)	$(1,954,569)
					(1,954,569)
Put Options
SPDR S&P 500 ETF	8/30/2024	382.80	16,050	(671,211,000)	(18,606,284)
					(18,606,284)
Total Options Written (Premiums Received $24,442,725)					$(20,560,853)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – OCTOBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 103.04% (a)(b)
CALL OPTIONS - 97.12%
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $4.27	17,276	$722,482,320	$704,856,827
			704,856,827
PUT OPTIONS - 5.92%
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $427.48	17,276	722,482,320	42,968,003
			42,968,003
TOTAL PURCHASED OPTIONS (Cost $758,701,845)			747,824,830
	Principal Amount
SHORT-TERM INVESTMENTS - 0.28%
Money Market Deposit Account - 0.28%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$2,066,438		2,066,438
TOTAL SHORT-TERM INVESTMENTS (Cost $2,066,438)			2,066,438

Total Investments (Cost $760,768,283) - 103.32%			749,891,268
Liabilities in Excess of Other Assets - (3.32)%			(24,137,555)
TOTAL NET ASSETS - 100.00%			$725,753,713

Asset Type	% of Net Assets
Purchased Options	103.04%
Short Term Investments	0.28
Total Investments	103.32
Liabilities in Excess of Other Assets	(3.32)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – OCTOBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	9/30/2024	$493.74	17,276	$(722,482,320)	$(7,556,177)
					(7,556,177)
Put Options
SPDR S&P 500 ETF	9/30/2024	363.36	17,276	(722,482,320)	(16,203,506)
					(16,203,506)
Total Options Written (Premiums Received $28,783,669)					$(23,759,683)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – NOVEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 103.95% (a)(b)
CALL OPTIONS - 98.33%
SPDR S&P 500 ETF, Expires 10/31/2024, Strike Price $4.18	15,027	$628,429,140	$612,996,411
			612,996,411
PUT OPTIONS - 5.62%
SPDR S&P 500 ETF, Expires 10/31/2024, Strike Price $418.20	15,027	628,429,140	35,012,910
			35,012,910
TOTAL PURCHASED OPTIONS (Cost $648,073,123)			648,009,321
	Principal Amount
SHORT-TERM INVESTMENTS - 0.26%
Money Market Deposit Account - 0.26%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$1,593,192		1,593,192
TOTAL SHORT-TERM INVESTMENTS (Cost $1,593,192)			1,593,192

Total Investments (Cost $649,666,315) - 104.21%			649,602,513
Liabilities in Excess of Other Assets - (4.21)%			(26,220,368)
TOTAL NET ASSETS - 100.00%			$623,382,145

Asset Type	% of Net Assets
Purchased Options	103.95%
Short Term Investments	0.26
Total Investments	104.21
Liabilities in Excess of Other Assets	(4.21)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – NOVEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	10/31/2024	$484.19	15,027	$(628,429,140)	$(12,322,140)
					(12,322,140)
Put Options
SPDR S&P 500 ETF	10/31/2024	355.47	15,027	(628,429,140)	(13,674,570)
					(13,674,570)
Total Options Written (Premiums Received $25,932,700)					$(25,996,710)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – DECEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 99.85% (a)(b)
CALL OPTIONS - 98.97%
SPDR S&P 500 ETF, Expires 11/30/2023, Strike Price $4.08	13,453	$562,604,460	$557,415,503
			557,415,503
PUT OPTIONS - 0.88%
SPDR S&P 500 ETF, Expires 11/30/2023, Strike Price $407.68	13,453	562,604,460	4,964,157
			4,964,157
TOTAL PURCHASED OPTIONS (Cost $572,833,572)			562,379,660
	Principal Amount
SHORT-TERM INVESTMENTS - 0.27%
Money Market Deposit Account - 0.27%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$1,536,793		1,536,793
TOTAL SHORT-TERM INVESTMENTS (Cost $1,536,793)			1,536,793

Total Investments (Cost $574,370,365) - 100.12%			563,916,453
Liabilities in Excess of Other Assets - (0.12)%			(705,614)
TOTAL NET ASSETS - 100.00%			$563,210,839

Asset Type	% of Net Assets
Purchased Options	99.85%
Short Term Investments	0.27
Total Investments	100.12
Liabilities in Excess of Other Assets	(0.12)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY POWER BUFFER ETF – DECEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	11/30/2023	$482.61	13,453	$(562,604,460)	$(20,717)
					(20,717)
Put Options
SPDR S&P 500 ETF	11/30/2023	346.53	13,453	(562,604,460)	(301,617)
					(301,617)
Total Options Written (Premiums Received $29,867,423)					$(322,334)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – JANUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.23% (a)(b)
CALL OPTIONS - 99.95%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $3.81	2,805	$117,305,100	$115,805,406
			115,805,406
PUT OPTIONS - 0.28%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $363.31	2,805	117,305,100	321,481
			321,481
TOTAL PURCHASED OPTIONS (Cost $110,770,163)			116,126,887
	Principal Amount
SHORT-TERM INVESTMENTS - 0.23%
Money Market Deposit Account - 0.23%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$271,264		271,264
TOTAL SHORT-TERM INVESTMENTS (Cost $271,264)			271,264

Total Investments (Cost $111,041,427) - 100.46%			116,398,151
Liabilities in Excess of Other Assets - (0.46)%			(533,968)
TOTAL NET ASSETS - 100.00%			$115,864,183

Asset Type	% of Net Assets
Purchased Options	100.23%
Short Term Investments	0.23
Total Investments	100.46
Liabilities in Excess of Other Assets	(0.46)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – JANUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	12/29/2023	$445.15	2,805	$(117,305,100)	$(428,239)
					(428,239)
Put Options
SPDR S&P 500 ETF	12/29/2023	248.58	2,805	(117,305,100)	(28,275)
					(28,275)
Total Options Written (Premiums Received $4,546,087)					$(456,514)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – FEBRUARY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.19% (a)(b)
CALL OPTIONS - 99.13%
SPDR S&P 500 ETF, Expires 1/31/2024, Strike Price $4.05	1,188	$49,682,160	$49,025,980
			49,025,980
PUT OPTIONS - 1.06%
SPDR S&P 500 ETF, Expires 1/31/2024, Strike Price $386.16	1,188	49,682,160	524,110
			524,110
TOTAL PURCHASED OPTIONS (Cost $49,503,286)			49,550,090
	Principal Amount
SHORT-TERM INVESTMENTS - 0.21%
Money Market Deposit Account - 0.21%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$103,444		103,444
TOTAL SHORT-TERM INVESTMENTS (Cost $103,444)			103,444

Total Investments (Cost $49,606,730) - 100.40%			49,653,534
Liabilities in Excess of Other Assets - (0.40)%			(195,441)
TOTAL NET ASSETS - 100.00%			$49,458,093

Asset Type	% of Net Assets
Purchased Options	100.19%
Short Term Investments	0.21
Total Investments	100.40
Liabilities in Excess of Other Assets	(0.40)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – FEBRUARY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	1/31/2024	$460.54	1,188	$(49,682,160)	$(122,388)
					(122,388)
Put Options
SPDR S&P 500 ETF	1/31/2024	264.21	1,188	(49,682,160)	(38,966)
					(38,966)
Total Options Written (Premiums Received $1,556,285)					$(161,354)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – MARCH

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.71% (a)(b)
CALL OPTIONS - 99.64%
SPDR S&P 500 ETF, Expires 2/29/2024, Strike Price $3.95	1,086	$45,416,520	$44,802,930
			44,802,930
PUT OPTIONS - 1.07%
SPDR S&P 500 ETF, Expires 2/29/2024, Strike Price $376.45	1,086	45,416,520	482,184
			482,184
TOTAL PURCHASED OPTIONS (Cost $44,697,728)			45,285,114
	Principal Amount
SHORT-TERM INVESTMENTS - 0.18%
Money Market Deposit Account - 0.18%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$80,981		80,981
TOTAL SHORT-TERM INVESTMENTS (Cost $80,981)			80,981

Total Investments (Cost $44,778,709) - 100.89%			45,366,095
Liabilities in Excess of Other Assets - (0.89)%			(398,993)
TOTAL NET ASSETS - 100.00%			$44,967,102

Asset Type	% of Net Assets
Purchased Options	100.71%
Short Term Investments	0.18
Total Investments	100.89
Liabilities in Excess of Other Assets	(0.89)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – MARCH

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	2/29/2024	$454.43	1,086	$(45,416,520)	$(358,380)
					(358,380)
Put Options
SPDR S&P 500 ETF	2/29/2024	257.57	1,086	(45,416,520)	(49,956)
					(49,956)
Total Options Written (Premiums Received $1,355,195)					$(408,336)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.56% (a)(b)
CALL OPTIONS - 98.72%
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $4.08	2,293	$95,893,260	$94,313,406
			94,313,406
PUT OPTIONS - 1.84%
SPDR S&P 500 ETF, Expires 3/28/2024, Strike Price $388.92	2,293	95,893,260	1,757,814
			1,757,814
TOTAL PURCHASED OPTIONS (Cost $96,303,565)			96,071,220
	Principal Amount
SHORT-TERM INVESTMENTS - 0.25%
Money Market Deposit Account - 0.25%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$240,111		240,111
TOTAL SHORT-TERM INVESTMENTS (Cost $240,111)			240,111

Total Investments (Cost $96,543,676) - 100.81%			96,311,331
Liabilities in Excess of Other Assets - (0.81)%			(778,218)
TOTAL NET ASSETS - 100.00%			$95,533,113

Asset Type	% of Net Assets
Purchased Options	100.56%
Short Term Investments	0.25
Total Investments	100.81
Liabilities in Excess of Other Assets	(0.81)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	3/28/2024	$465.15	2,293	$(95,893,260)	$(546,262)
					(546,262)
Put Options
SPDR S&P 500 ETF	3/28/2024	266.10	2,293	(95,893,260)	(167,618)
					(167,618)
Total Options Written (Premiums Received $3,153,093)					$(713,880)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – MAY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.75% (a)(b)
CALL OPTIONS - 98.35%
SPDR S&P 500 ETF, Expires 4/30/2024, Strike Price $4.15	1,471	$61,517,220	$60,495,816
			60,495,816
PUT OPTIONS - 2.40%
SPDR S&P 500 ETF, Expires 4/30/2024, Strike Price $395.13	1,471	61,517,220	1,478,296
			1,478,296
TOTAL PURCHASED OPTIONS (Cost $62,628,607)			61,974,112
	Principal Amount
SHORT-TERM INVESTMENTS - 0.26%
Money Market Deposit Account - 0.26%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$159,707		159,707
TOTAL SHORT-TERM INVESTMENTS (Cost $159,707)			159,707

Total Investments (Cost $62,788,314) - 101.01%			62,133,819
Liabilities in Excess of Other Assets - (1.01)%			(626,633)
TOTAL NET ASSETS - 100.00%			$61,507,186

Asset Type	% of Net Assets
Purchased Options	100.75%
Short Term Investments	0.26
Total Investments	101.01
Liabilities in Excess of Other Assets	(1.01)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – MAY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	4/30/2024	$470.42	1,471	$(61,517,220)	$(430,738)
					(430,738)
Put Options
SPDR S&P 500 ETF	4/30/2024	270.35	1,471	(61,517,220)	(149,910)
					(149,910)
Total Options Written (Premiums Received $1,932,903)					$(580,648)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – JUNE

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.00% (a)(b)
CALL OPTIONS - 98.21%
SPDR S&P 500 ETF, Expires 5/31/2024, Strike Price $4.17	1,771	$74,063,220	$72,784,558
			72,784,558
PUT OPTIONS - 2.79%
SPDR S&P 500 ETF, Expires 5/31/2024, Strike Price $396.96	1,771	74,063,220	2,072,070
			2,072,070
TOTAL PURCHASED OPTIONS (Cost $75,727,436)			74,856,628
	Principal Amount
SHORT-TERM INVESTMENTS - 0.23%
Money Market Deposit Account - 0.23%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$172,803		172,803
TOTAL SHORT-TERM INVESTMENTS (Cost $172,803)			172,803

Total Investments (Cost $75,900,239) - 101.23%			75,029,431
Liabilities in Excess of Other Assets - (1.23)%			(917,595)
TOTAL NET ASSETS - 100.00%			$74,111,836

Asset Type	% of Net Assets
Purchased Options	101.00%
Short Term Investments	0.23
Total Investments	101.23
Liabilities in Excess of Other Assets	(1.23)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – JUNE

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	5/31/2024	$474.51	1,771	$(74,063,220)	$(646,415)
					(646,415)
Put Options
SPDR S&P 500 ETF	5/31/2024	271.60	1,771	(74,063,220)	(232,001)
					(232,001)
Total Options Written (Premiums Received $2,261,384)					$(878,416)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – JULY

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.47% (a)(b)
CALL OPTIONS - 95.85%
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $4.42	3,786	$158,330,520	$154,923,120
			154,923,120
PUT OPTIONS - 4.62%
SPDR S&P 500 ETF, Expires 6/28/2024, Strike Price $421.12	3,786	158,330,520	7,458,420
			7,458,420
TOTAL PURCHASED OPTIONS (Cost $170,165,965)			162,381,540
	Principal Amount
SHORT-TERM INVESTMENTS - 0.28%
Money Market Deposit Account - 0.28%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$450,069		450,069
TOTAL SHORT-TERM INVESTMENTS (Cost $450,069)			450,069

Total Investments (Cost $170,616,034) - 100.75%			162,831,609
Liabilities in Excess of Other Assets - (0.75)%			(1,207,688)
TOTAL NET ASSETS - 100.00%			$161,623,921

Asset Type	% of Net Assets
Purchased Options	100.47%
Short Term Investments	0.28
Total Investments	100.75
Liabilities in Excess of Other Assets	(0.75)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – JULY

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	6/28/2024	$504.90	3,786	$(158,330,520)	$(348,312)
					(348,312)
Put Options
SPDR S&P 500 ETF	6/28/2024	288.13	3,786	(158,330,520)	(764,772)
					(764,772)
Total Options Written (Premiums Received $3,685,855)					$(1,113,084)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – AUGUST

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.52% (a)(b)
CALL OPTIONS - 94.60%
SPDR S&P 500 ETF, Expires 7/31/2024, Strike Price $4.56	7,939	$332,008,980	$325,316,403
			325,316,403
PUT OPTIONS - 5.92%
SPDR S&P 500 ETF, Expires 7/31/2024, Strike Price $434.90	7,939	332,008,980	20,363,535
			20,363,535
TOTAL PURCHASED OPTIONS (Cost $357,177,082)			345,679,938
	Principal Amount
SHORT-TERM INVESTMENTS - 0.28%
Money Market Deposit Account - 0.28%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$947,864		947,864
TOTAL SHORT-TERM INVESTMENTS (Cost $947,864)			947,864

Total Investments (Cost $358,124,946) - 100.80%			346,627,802
Liabilities in Excess of Other Assets - (0.80)%			(2,736,439)
TOTAL NET ASSETS - 100.00%			$343,891,363

Asset Type	% of Net Assets
Purchased Options	100.52%
Short Term Investments	0.28
Total Investments	100.80
Liabilities in Excess of Other Assets	(0.80)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – AUGUST

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	7/31/2024	$525.82	7,939	$(332,008,980)	$(460,462)
					(460,462)
Put Options
SPDR S&P 500 ETF	7/31/2024	297.56	7,939	(332,008,980)	(2,119,713)
					(2,119,713)
Total Options Written (Premiums Received $4,860,036)					$(2,580,175)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – SEPTEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.69% (a)(b)
CALL OPTIONS - 95.23%
SPDR S&P 500 ETF, Expires 8/30/2024, Strike Price $4.49	2,083	$87,111,060	$85,286,352
			85,286,352
PUT OPTIONS - 5.46%
SPDR S&P 500 ETF, Expires 8/30/2024, Strike Price $427.83	2,083	87,111,060	4,890,884
			4,890,884
TOTAL PURCHASED OPTIONS (Cost $94,382,508)			90,177,236
	Principal Amount
SHORT-TERM INVESTMENTS - 0.29%
Money Market Deposit Account - 0.29%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$259,454		259,454
TOTAL SHORT-TERM INVESTMENTS (Cost $259,454)			259,454

Total Investments (Cost $94,641,962) - 100.98%			90,436,690
Liabilities in Excess of Other Assets - (0.98)%			(880,216)
TOTAL NET ASSETS - 100.00%			$89,556,474

Asset Type	% of Net Assets
Purchased Options	100.69%
Short Term Investments	0.29
Total Investments	100.98
Liabilities in Excess of Other Assets	(0.98)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – SEPTEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	8/30/2024	$516.24	2,083	$(87,111,060)	$(264,541)
					(264,541)
Put Options
SPDR S&P 500 ETF	8/30/2024	292.73	2,083	(87,111,060)	(587,406)
					(587,406)
Total Options Written (Premiums Received $1,878,507)					$(851,947)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – OCTOBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 101.54% (a)(b)
CALL OPTIONS - 97.18%
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $4.26	2,460	$102,877,200	$100,377,840
			100,377,840
PUT OPTIONS - 4.36%
SPDR S&P 500 ETF, Expires 9/30/2024, Strike Price $406.11	2,460	102,877,200	4,501,800
			4,501,800
TOTAL PURCHASED OPTIONS (Cost $106,805,181)			104,879,640
	Principal Amount
SHORT-TERM INVESTMENTS - 0.26%
Money Market Deposit Account - 0.26%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$269,013		269,013
TOTAL SHORT-TERM INVESTMENTS (Cost $269,013)			269,013

Total Investments (Cost $107,074,194) - 101.80%			105,148,653
Liabilities in Excess of Other Assets - (1.80)%			(1,853,243)
TOTAL NET ASSETS - 100.00%			$103,295,410

Asset Type	% of Net Assets
Purchased Options	101.54%
Short Term Investments	0.26
Total Investments	101.80
Liabilities in Excess of Other Assets	(1.80)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – OCTOBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	9/30/2024	$491.73	2,460	$(102,877,200)	$(1,188,180)
					(1,188,180)
Put Options
SPDR S&P 500 ETF	9/30/2024	277.86	2,460	(102,877,200)	(646,980)
					(646,980)
Total Options Written (Premiums Received $2,678,535)					$(1,835,160)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – NOVEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 102.52% (a)(b)
CALL OPTIONS - 98.34%
SPDR S&P 500 ETF, Expires 10/31/2024, Strike Price $4.17	733	$30,654,060	$29,902,002
			29,902,002
PUT OPTIONS - 4.18%
SPDR S&P 500 ETF, Expires 10/31/2024, Strike Price $397.29	733	30,654,060	1,269,556
			1,269,556
TOTAL PURCHASED OPTIONS (Cost $31,174,694)			31,171,558
	Principal Amount
SHORT-TERM INVESTMENTS - 0.21%
Money Market Deposit Account - 0.21%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$64,672		64,672
TOTAL SHORT-TERM INVESTMENTS (Cost $64,672)			64,672

Total Investments (Cost $31,239,366) - 102.73%			31,236,230
Liabilities in Excess of Other Assets - (2.73)%			(828,670)
TOTAL NET ASSETS - 100.00%			$30,407,560

Asset Type	% of Net Assets
Purchased Options	102.52%
Short Term Investments	0.21
Total Investments	102.73
Liabilities in Excess of Other Assets	(2.73)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – NOVEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	10/31/2024	$482.81	733	$(30,654,060)	$(629,647)
					(629,647)
Put Options
SPDR S&P 500 ETF	10/31/2024	271.83	733	(30,654,060)	(200,109)
					(200,109)
Total Options Written (Premiums Received $826,613)					$(829,756)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – DECEMBER

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 99.85% (a)(b)
CALL OPTIONS - 99.58%
SPDR S&P 500 ETF, Expires 11/30/2023, Strike Price $4.06	1,674	$70,006,680	$69,364,333
			69,364,333
PUT OPTIONS - 0.27%
SPDR S&P 500 ETF, Expires 11/30/2023, Strike Price $387.30	1,674	70,006,680	188,208
			188,208
TOTAL PURCHASED OPTIONS (Cost $70,939,648)			69,552,541
	Principal Amount
SHORT-TERM INVESTMENTS - 0.23%
Money Market Deposit Account - 0.23%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$160,745		160,745
TOTAL SHORT-TERM INVESTMENTS (Cost $160,745)			160,745

Total Investments (Cost $71,100,393) - 100.08%			69,713,286
Liabilities in Excess of Other Assets - (0.08)%			(55,494)
TOTAL NET ASSETS - 100.00%			$69,657,792

Asset Type	% of Net Assets
Purchased Options	99.85%
Short Term Investments	0.23
Total Investments	100.08
Liabilities in Excess of Other Assets	(0.08)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY ULTRA BUFFER ETF – DECEMBER

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	11/30/2023	$471.69	1,674	$(70,006,680)	$(4,202)
					(4,202)
Put Options
SPDR S&P 500 ETF	11/30/2023	264.99	1,674	(70,006,680)	(4,486)
					(4,486)
Total Options Written (Premiums Received $1,592,131)					$(8,688)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 10.58% (a)(b)
PUT OPTIONS - 10.58%
S&P 500 Index, Expires 3/28/2024, Strike Price $3,656.95	195	$81,779,100	$847,353

TOTAL PURCHASED OPTIONS (Cost $2,331,728)			847,353
	Principal Amount
SHORT-TERM INVESTMENTS - 102.27%
U.S. Treasury Bills - 102.12%
United States Treasury Bill, 0.91%, 12/28/2023 (c)	$185,600		184,038
United States Treasury Bill, 1.80%, 3/21/2024 (c)(e)	8,164,100		7,994,027
			8,178,065
Money Market Deposit Account - 0.15%
U.S. Bank Money Market Deposit Account, 5.20% (d)	12,002		12,002
TOTAL SHORT-TERM INVESTMENTS (Cost $8,211,882)			8,190,067

Total Investments (Cost $10,543,610) - 112.85%			9,037,420
Liabilities in Excess of Other Assets - (12.85)%			(1,029,454)
TOTAL NET ASSETS - 100.00%			$8,007,966

Asset Type	% of Net Assets
Purchased Options	10.58%
Short Term Investments	102.27
Total Investments	112.85
Liabilities in Excess of Other Assets	(12.85)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	3/28/2024	$3,698.04	208	$(87,231,040)	$(992,270)
S&P 500 Mini Index	3/28/2024	369.80	65	(2,725,970)	(31,210)

Total Options Written (Premiums Received $2,156,426)					$(1,023,480)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 8.89% (a)(b)
PUT OPTIONS - 8.89%
S&P 500 Index, Expires 3/28/2024, Strike Price $3,246.05	1,286	$539,322,680	$2,362,138

TOTAL PURCHASED OPTIONS (Cost $9,117,969)			2,362,138
	Principal Amount
SHORT-TERM INVESTMENTS - 101.29%
U.S. Treasury Bills - 101.17%
United States Treasury Bill, 0.94%, 12/28/2023 (c)	$523,300		518,896
United States Treasury Bill, 1.86%, 3/21/2024 (c)(e)	26,913,500		26,352,844
			26,871,740
Money Market Deposit Account - 0.12%
U.S. Bank Money Market Deposit Account, 5.20% (d)	32,674		32,674
TOTAL SHORT-TERM INVESTMENTS (Cost $26,988,601)			26,904,414

Total Investments (Cost $36,106,570) - 110.18%			29,266,552
Liabilities in Excess of Other Assets - (10.18)%			(2,703,329)
TOTAL NET ASSETS - 100.00%			$26,563,223

Asset Type	% of Net Assets
Purchased Options	8.89%
Short Term Investments	101.29
Total Investments	110.18
Liabilities in Excess of Other Assets	(10.18)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	3/28/2024	$3,287.14	1,329	$(557,356,020)	$(2,642,225)
S&P 500 Mini Index	3/28/2024	328.71	213	(8,932,794)	(43,260)

Total Options Written (Premiums Received $8,774,464)					$(2,685,485)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF – APRIL

Schedule of Investments

October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 6.57% (a)(b)
PUT OPTIONS - 6.57%
S&P 500 Index, Expires 3/28/2024, Strike Price $2,835.16	3,540	$1,484,605,200	$3,200,726

TOTAL PURCHASED OPTIONS (Cost $13,270,911)			3,200,726
	Principal Amount
SHORT-TERM INVESTMENTS - 100.73%
U.S. Treasury Bills - 100.53%
United States Treasury Bill, 0.96%, 12/28/2023 (c)	$790,800		784,145
United States Treasury Bill, 1.89%, 3/21/2024 (c)(e)	49,255,800		48,229,714
			49,013,859
Money Market Deposit Account - 0.20%
U.S. Bank Money Market Deposit Account, 5.20% (d)	96,166		96,166
TOTAL SHORT-TERM INVESTMENTS (Cost $49,261,637)			49,110,025

Total Investments (Cost $62,532,548) - 107.30%			52,310,751
Liabilities in Excess of Other Assets - (7.30)%			(3,556,876)
TOTAL NET ASSETS - 100.00%			$48,753,875

Asset Type	% of Net Assets
Purchased Options	6.57%
Short Term Investments	100.73
Total Investments	107.30
Liabilities in Excess of Other Assets	(7.30)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF – APRIL

Schedule of Options Written (a)

October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	3/28/2024	$2,876.25	3,619	$(1,517,736,220)	$(3,490,779)
S&P 500 Mini Index	3/28/2024	287.63	390	(16,355,820)	(37,865)

Total Options Written (Premiums Received $12,804,267)					$(3,528,644)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF – APRIL

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 4.85% (a)(b)
PUT OPTIONS - 4.85%
S&P 500 Index, Expires 3/28/2024, Strike Price $2,424.27	3,228	$1,353,758,640	$1,611,353

TOTAL PURCHASED OPTIONS (Cost $7,471,799)			1,611,353
	Principal Amount
SHORT-TERM INVESTMENTS - 100.48%
U.S. Treasury Bills - 100.26%
United States Treasury Bill, 0.90%, 12/28/2023 (c)	$455,500		451,667
United States Treasury Bill, 1.76%, 3/21/2024 (c)(e)	33,586,200		32,886,540
			33,338,207
Money Market Deposit Account - 0.22%
U.S. Bank Money Market Deposit Account, 5.20% (d)	73,873		73,873
TOTAL SHORT-TERM INVESTMENTS (Cost $33,533,254)			33,412,080

Total Investments (Cost $41,005,053) - 105.33%			35,023,433
Liabilities in Excess of Other Assets - (5.33)%			(1,771,258)
TOTAL NET ASSETS - 100.00%			$33,252,175

Asset Type	% of Net Assets
Purchased Options	4.85%
Short Term Investments	100.48
Total Investments	105.33
Liabilities in Excess of Other Assets	(5.33)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF – APRIL

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	3/28/2024	$2,465.36	3,282	$(1,376,405,160)	$(1,732,470)
S&P 500 Mini Index	3/28/2024	246.54	267	(11,197,446)	(14,252)

Total Options Written (Premiums Received $6,397,843)					$(1,746,722)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF – JULY

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 28.62% (a)(b)
PUT OPTIONS - 28.62%
S&P 500 Index, Expires 6/28/2024, Strike Price $3,960.64	112	$46,970,560	$1,388,270

TOTAL PURCHASED OPTIONS (Cost $1,146,373)			1,388,270
	Principal Amount
SHORT-TERM INVESTMENTS - 105.57%
U.S. Treasury Bills - 105.47%
United States Treasury Bill, 1.99%, 12/28/2023 (c)	$102,700		101,836
United States Treasury Bill, 2.94%, 3/21/2024 (c)	102,900		100,756
United States Treasury Bill, 3.41%, 6/13/2024 (c)(e)	5,077,800		4,913,645
			5,116,237
Money Market Deposit Account - 0.10%
U.S. Bank Money Market Deposit Account, 5.20% (d)	4,672		4,672
TOTAL SHORT-TERM INVESTMENTS (Cost $5,122,701)			5,120,909

Total Investments (Cost $6,269,074) - 134.19%			6,509,179
Liabilities in Excess of Other Assets - (34.19)%			(1,658,484)
TOTAL NET ASSETS - 100.00%			$4,850,695

Asset Type	% of Net Assets
Purchased Options	28.62%
Short Term Investments	105.57
Total Investments	134.19
Liabilities in Excess of Other Assets	(34.19)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF – JULY

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	6/28/2024	$4,005.14	120	$(50,325,600)	$(1,612,333)
S&P 500 Mini Index	6/28/2024	400.52	32	(1,342,016)	(43,011)

Total Options Written (Premiums Received $1,342,282)					$(1,655,344)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF – JULY

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 25.20% (a)(b)
PUT OPTIONS - 25.20%
S&P 500 Index, Expires 6/28/2024, Strike Price $3,515.63	1,146	$480,609,480	$6,343,293

TOTAL PURCHASED OPTIONS (Cost $6,159,252)			6,343,293
	Principal Amount
SHORT-TERM INVESTMENTS - 103.50%
U.S. Treasury Bills - 103.36%
United States Treasury Bill, 2.00%, 12/28/2023 (c)	$463,400		459,500
United States Treasury Bill, 3.06%, 3/21/2024 (c)	464,300		454,628
United States Treasury Bill, 3.60%, 6/13/2024 (c)(e)	25,942,300		25,103,634
			26,017,762
Money Market Deposit Account - 0.14%
U.S. Bank Money Market Deposit Account, 5.20% (d)	35,174		35,174
TOTAL SHORT-TERM INVESTMENTS (Cost $26,062,819)			26,052,936

Total Investments (Cost $32,222,071) - 128.70%			32,396,229
Liabilities in Excess of Other Assets - (28.70)%			(7,224,400)
TOTAL NET ASSETS - 100.00%			$25,171,829

Asset Type	% of Net Assets
Purchased Options	25.20%
Short Term Investments	103.50
Total Investments	128.70
Liabilities in Excess of Other Assets	(28.70)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF – JULY

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	6/28/2024	$3,560.13	1,187	$(497,804,060)	$(7,109,975)
S&P 500 Mini Index	6/28/2024	356.02	163	(6,835,894)	(97,564)

Total Options Written (Premiums Received $6,741,251)					$(7,207,539)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF – JULY

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 17.87% (a)(b)
PUT OPTIONS - 17.87%
S&P 500 Index, Expires 6/28/2024, Strike Price $3,070.61	1,929	$808,984,020	$5,091,383

TOTAL PURCHASED OPTIONS (Cost $5,881,752)			5,091,383
	Principal Amount
SHORT-TERM INVESTMENTS - 101.99%
U.S. Treasury Bills - 101.80%
United States Treasury Bill, 2.04%, 12/28/2023 (c)	$451,600		447,800
United States Treasury Bill, 3.06%, 3/21/2024 (c)	452,500		443,074
United States Treasury Bill, 3.59%, 6/13/2024 (c)(e)	29,048,500		28,109,416
			29,000,290
Money Market Deposit Account - 0.19%
U.S. Bank Money Market Deposit Account, 5.20% (d)	54,348		54,348
TOTAL SHORT-TERM INVESTMENTS (Cost $29,067,315)			29,054,638

Total Investments (Cost $34,949,067) - 119.86%			34,146,021
Liabilities in Excess of Other Assets - (19.86)%			(5,658,585)
TOTAL NET ASSETS - 100.00%			$28,487,436

Asset Type	% of Net Assets
Purchased Options	17.87%
Short Term Investments	101.99
Total Investments	119.86
Liabilities in Excess of Other Assets	(19.86)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF – JULY

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	6/28/2024	$3,115.11	1,975	$(828,275,500)	$(5,588,915)
S&P 500 Mini Index	6/28/2024	311.51	183	(7,674,654)	(51,851)

Total Options Written (Premiums Received $6,201,617)					$(5,640,766)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF – JULY

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 12.46% (a)(b)
PUT OPTIONS - 12.46%
S&P 500 Index, Expires 6/28/2024, Strike Price $2,625.59	728	$305,308,640	$1,005,397

TOTAL PURCHASED OPTIONS (Cost $1,158,054)			1,005,397
	Principal Amount
SHORT-TERM INVESTMENTS - 101.19%
U.S. Treasury Bills - 101.12%
United States Treasury Bill, 1.56%, 12/28/2023 (c)	$112,800		111,851
United States Treasury Bill, 2.45%, 3/21/2024 (c)	113,000		110,646
United States Treasury Bill, 2.94%, 6/13/2024 (c)(e)	8,201,100		7,935,973
			8,158,470
Money Market Deposit Account - 0.07%
U.S. Bank Money Market Deposit Account, 5.20% (d)	5,408		5,408
TOTAL SHORT-TERM INVESTMENTS (Cost $8,166,540)			8,163,878

Total Investments (Cost $9,324,594) - 113.65%			9,169,275
Liabilities in Excess of Other Assets - (13.65)%			(1,100,995)
TOTAL NET ASSETS - 100.00%			$8,068,280

Asset Type	% of Net Assets
Purchased Options	12.46%
Short Term Investments	101.19
Total Investments	113.65
Liabilities in Excess of Other Assets	(13.65)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF – JULY

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	6/28/2024	$2,670.10	741	$(310,760,580)	$(1,088,025)
S&P 500 Mini Index	6/28/2024	267.01	52	(2,180,776)	(7,634)

Total Options Written (Premiums Received $1,260,367)					$(1,095,659)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF – OCTOBER

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 29.00% (a)(b)
PUT OPTIONS - 29.00%
S&P 500 Index, Expires 9/30/2024, Strike Price $3,816.59	70	$29,356,600	$862,241

TOTAL PURCHASED OPTIONS (Cost $821,180)			862,241
	Principal Amount
SHORT-TERM INVESTMENTS - 105.14%
U.S. Treasury Bills - 105.02%
United States Treasury Bill, 2.95%, 12/28/2023 (c)	$68,700		68,122
United States Treasury Bill, 3.55%, 3/21/2024 (c)	68,900		67,465
United States Treasury Bill, 3.66%, 6/13/2024 (c)	69,000		66,769
United States Treasury Bill, 3.78%, 10/3/2024 (c)(e)	3,068,700		2,920,041
			3,122,397
Money Market Deposit Account - 0.12%
U.S. Bank Money Market Deposit Account, 5.20% (d)	3,525		3,525
TOTAL SHORT-TERM INVESTMENTS (Cost $3,127,410)			3,125,922

Total Investments (Cost $3,948,590) - 134.14%			3,988,163
Liabilities in Excess of Other Assets - (34.14)%			(1,014,945)
TOTAL NET ASSETS - 100.00%			$2,973,218

Asset Type	% of Net Assets
Purchased Options	29.00%
Short Term Investments	105.14
Total Investments	134.14
Liabilities in Excess of Other Assets	(34.14)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 10 BARRIER ETF – OCTOBER

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	9/30/2024	$3,859.47	75	$(31,453,500)	$(987,496)
S&P 500 Mini Index	9/30/2024	385.95	20	(838,760)	(26,366)

Total Options Written (Premiums Received $958,411).					$(1,013,862)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF – OCTOBER

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 29.64% (a)(b)
PUT OPTIONS - 29.64%
S&P 500 Index, Expires 9/30/2024, Strike Price $3,387.76	504	$211,367,520	$3,178,909

TOTAL PURCHASED OPTIONS (Cost $3,263,152)			3,178,909
	Principal Amount
SHORT-TERM INVESTMENTS - 103.66%
U.S. Treasury Bills - 103.54%
United States Treasury Bill, 3.28%, 12/28/2023 (c)	$212,100		210,315
United States Treasury Bill, 3.98%, 3/21/2024 (c)	212,500		208,073
United States Treasury Bill, 4.12%, 6/13/2024 (c)	212,900		206,017
United States Treasury Bill, 4.23%, 10/3/2024 (c)(e)	11,012,200		10,478,729
			11,103,134
Money Market Deposit Account - 0.12%
U.S. Bank Money Market Deposit Account, 5.20% (d)	12,998		12,998
TOTAL SHORT-TERM INVESTMENTS (Cost $11,121,501)			11,116,132

Total Investments (Cost $14,384,653) - 133.30%			14,295,041
Liabilities in Excess of Other Assets - (33.30)%			(3,571,465)
TOTAL NET ASSETS - 100.00%			$10,723,576

Asset Type	% of Net Assets
Purchased Options	29.64%
Short Term Investments	103.66
Total Investments	133.30
Liabilities in Excess of Other Assets	(33.30)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 20 BARRIER ETF – OCTOBER

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	9/30/2024	$3,430.64	522	$(218,916,360)	$(3,518,243)
S&P 500 Mini Index	9/30/2024	343.06	72	(3,019,536)	(48,565)

Total Options Written (Premiums Received $3,625,366)					$(3,566,808)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF – OCTOBER

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 23.42% (a)(b)
PUT OPTIONS - 23.42%
S&P 500 Index, Expires 9/30/2024, Strike Price $2,958.93	966	$405,121,080	$3,213,351

TOTAL PURCHASED OPTIONS (Cost $3,402,329)			3,213,351
	Principal Amount
SHORT-TERM INVESTMENTS - 102.36%
U.S. Treasury Bills - 102.21%
United States Treasury Bill, 3.31%, 12/28/2023 (c)	$229,400		227,470
United States Treasury Bill, 3.94%, 3/21/2024 (c)	229,900		225,111
United States Treasury Bill, 4.07%, 6/13/2024 (c)	230,400		222,952
United States Treasury Bill, 4.17%, 10/3/2024 (c)(e)	14,028,500		13,348,906
			14,024,439
Money Market Deposit Account - 0.15%
U.S. Bank Money Market Deposit Account, 5.20% (d)	20,381		20,381
TOTAL SHORT-TERM INVESTMENTS (Cost $14,051,691)			14,044,820

Total Investments (Cost $17,454,020) - 125.78%			17,258,171
Liabilities in Excess of Other Assets - (25.78)%			(3,537,911)
TOTAL NET ASSETS - 100.00%			$13,720,260

Asset Type	% of Net Assets
Purchased Options	23.42%
Short Term Investments	102.36
Total Investments	125.78
Liabilities in Excess of Other Assets	(25.78)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 30 BARRIER ETF – OCTOBER

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	9/30/2024	$3,001.81	989	$(414,766,820)	$(3,499,497)
S&P 500 Mini Index	9/30/2024	300.18	92	(3,858,296)	(32,781)

Total Options Written (Premiums Received $3,699,981)					$(3,532,278)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF – OCTOBER

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 17.34% (a)(b)
PUT OPTIONS - 17.34%
S&P 500 Index, Expires 9/30/2024, Strike Price $2,530.10	616	$258,338,080	$1,137,524

TOTAL PURCHASED OPTIONS (Cost $1,252,034)			1,137,524
	Principal Amount
SHORT-TERM INVESTMENTS - 101.52%
U.S. Treasury Bills - 101.38%
United States Treasury Bill, 2.46%, 12/28/2023 (c)	$95,400		94,597
United States Treasury Bill, 3.07%, 3/21/2024 (c)	95,600		93,608
United States Treasury Bill, 3.22%, 6/13/2024 (c)	95,800		92,703
United States Treasury Bill, 3.33%, 10/3/2024 (c)(e)	6,696,000		6,371,622
			6,652,530
Money Market Deposit Account - 0.14%
U.S. Bank Money Market Deposit Account, 5.20% (d)	9,057		9,057
TOTAL SHORT-TERM INVESTMENTS (Cost $6,664,203)			6,661,587

Total Investments (Cost $7,916,237) - 118.86%			7,799,111
Liabilities in Excess of Other Assets - (18.86)%			(1,237,462)
TOTAL NET ASSETS - 100.00%			$6,561,649

Asset Type	% of Net Assets
Purchased Options	17.34%
Short Term Investments	101.52
Total Investments	118.86
Liabilities in Excess of Other Assets	(18.86)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)	Rate disclosed is the effective yield as of October 31, 2023.
(d)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(e)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 40 BARRIER ETF – OCTOBER

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
S&P 500 Index	9/30/2024	$2,572.98	627	$(262,951,260)	$(1,225,327)
S&P 500 Mini Index	9/30/2024	257.30	44	(1,845,272)	(8,675)

Total Options Written (Premiums Received $1,346,569)					$(1,234,002)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY 5 TO 15 BUFFER ETF – QUARTERLY

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.30% (a)(b)
CALL OPTIONS - 98.83%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $1.04	300	$12,546,000	$12,467,937
			12,467,937
PUT OPTIONS - 1.47%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $406.11	300	12,546,000	184,848
			184,848
TOTAL PURCHASED OPTIONS (Cost $13,015,404)			12,652,785
	Principal Amount
SHORT-TERM INVESTMENTS - 0.10%
Money Market Deposit Account - 0.10%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$12,916		12,916
TOTAL SHORT-TERM INVESTMENTS (Cost $12,916)			12,916

Total Investments (Cost $13,028,320) - 100.40%			12,665,701
Liabilities in Excess of Other Assets - (0.40)%			(51,012)
TOTAL NET ASSETS - 100.00%			$12,614,689

Asset Type	% of Net Assets
Purchased Options	100.30%
Short Term Investments	0.10
Total Investments	100.40
Liabilities in Excess of Other Assets	(0.40)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY 5 TO 15 BUFFER ETF – QUARTERLY

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	12/29/2023	$456.55	300	$(12,546,000)	$(13,029)
					(13,029)
Put Options
SPDR S&P 500 ETF	12/29/2023	363.36	300	(12,546,000)	(34,443)
					(34,443)
Total Options Written (Premiums Received $137,690).					$(47,472)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY 10 BUFFER ETF – QUARTERLY

Schedule of Investments
October 31, 2023

	Contracts	Notional Amount	Value
PURCHASED OPTIONS - 100.93% (a)(b)
CALL OPTIONS - 97.65%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $1.06	585	$24,464,700	$24,311,319
			24,311,319
PUT OPTIONS - 3.28%
SPDR S&P 500 ETF, Expires 12/29/2023, Strike Price $427.47	585	24,464,700	816,695
			816,695
TOTAL PURCHASED OPTIONS (Cost $25,419,493)			25,128,014
	Principal Amount
SHORT-TERM INVESTMENTS - 0.13%
Money Market Deposit Account - 0.13%
U.S. Bank Money Market Deposit Account, 5.20% (c)	$31,712		31,712
TOTAL SHORT-TERM INVESTMENTS (Cost $31,712)			31,712

Total Investments (Cost $25,451,205) - 101.06%			25,159,726
Liabilities in Excess of Other Assets - (1.06)%			(263,651)
TOTAL NET ASSETS - 100.00%			$24,896,075

Asset Type	% of Net Assets
Purchased Options	100.93%
Short Term Investments	0.13
Total Investments	101.06
Liabilities in Excess of Other Assets	(1.06)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Exchange-Traded.
(b)	Purchased option contracts are held in connection with corresponding option contracts written short.
(c)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR U.S. EQUITY 10 BUFFER ETF – QUARTERLY

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Call Options
SPDR S&P 500 ETF	12/29/2023	$443.77	585	$(24,464,700)	$(103,165)
					(103,165)
Put Options
SPDR S&P 500 ETF	12/29/2023	384.73	585	(24,464,700)	(153,639)
					(153,639)
Total Options Written (Premiums Received $509,202)					$(256,804)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 9 BUFFER ETF – OCTOBER

Schedule of Investments
October 31, 2023

	Principal Amount
SHORT-TERM INVESTMENTS - 103.99%
U.S. Treasury Bills - 103.21%
United States Treasury Bill, 2.42%, 11/30/2023 (a)	$15,200	$15,136
United States Treasury Bill, 2.98%, 12/28/2023 (a)	15,200	15,072
United States Treasury Bill, 3.26%, 1/25/2024 (a)	15,200	15,010
United States Treasury Bill, 3.46%, 2/29/2024 (a)	15,200	14,931
United States Treasury Bill, 3.55%, 3/21/2024 (a)	15,200	14,883
United States Treasury Bill, 3.60%, 4/18/2024 (a)	15,200	14,820
United States Treasury Bill, 3.64%, 5/16/2024 (a)	15,200	14,764
United States Treasury Bill, 3.67%, 6/13/2024 (a)	15,300	14,805
United States Treasury Bill, 3.69%, 7/11/2024 (a)	15,300	14,745
United States Treasury Bill, 3.75%, 8/8/2024 (a)	15,300	14,680
United States Treasury Bill, 3.78%, 10/3/2024 (a)(c)	2,406,800	2,290,207
		2,439,053
Money Market Deposit Account - 0.78%
U.S. Bank Money Market Deposit Account, 5.20% (b)	18,319	18,319
TOTAL SHORT-TERM INVESTMENTS (Cost $2,458,037)		2,457,372

Total Investments (Cost $2,458,037) - 103.99%		2,457,372
Liabilities in Excess of Other Assets - (3.99)%		(94,284)
TOTAL NET ASSETS - 100.00%		$2,363,088

Asset Type	% of Net Assets
Short Term Investments	103.99%
Total Investments	103.99
Liabilities in Excess of Other Assets	(3.99)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Rate disclosed is the effective yield as of October 31, 2023.
(b)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(c)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 9 BUFFER ETF – OCTOBER

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
SPDR S&P 500 ETF	9/30/2024	$388.98	56	$(2,341,920)	$(78,286)

Total Options Written (Premiums Received $75,703)					$(78,286)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 15 BUFFER ETF – OCTOBER

Schedule of Investments
October 31, 2023

	Principal Amount
SHORT-TERM INVESTMENTS - 102.76%
U.S. Treasury Bills - 102.11%
United States Treasury Bill, 2.83%, 11/30/2023 (a)	$39,900	$39,730
United States Treasury Bill, 3.45%, 12/28/2023 (a)	39,900	39,564
United States Treasury Bill, 3.76%, 1/25/2024 (a)	39,900	39,401
United States Treasury Bill, 3.99%, 2/29/2024 (a)	39,900	39,194
United States Treasury Bill, 4.09%, 3/21/2024 (a)	40,000	39,167
United States Treasury Bill, 4.14%, 4/18/2024 (a)	40,000	39,001
United States Treasury Bill, 4.18%, 5/16/2024 (a)	40,000	38,852
United States Treasury Bill, 4.21%, 6/13/2024 (a)	40,000	38,707
United States Treasury Bill, 4.24%, 7/11/2024 (a)	40,100	38,646
United States Treasury Bill, 4.29%, 8/8/2024 (a)	40,100	38,476
United States Treasury Bill, 4.33%, 10/3/2024 (a)(c)	7,210,900	6,861,577
		7,252,315
Money Market Deposit Account - 0.65%
U.S. Bank Money Market Deposit Account, 5.20% (b)	46,128	46,128
TOTAL SHORT-TERM INVESTMENTS (Cost $7,301,082)		7,298,443

Total Investments (Cost $7,301,082) - 102.76%		7,298,443
Liabilities in Excess of Other Assets - (2.76)%		(195,823)
TOTAL NET ASSETS - 100.00%		$7,102,620

Asset Type	% of Net Assets
Short Term Investments	102.76%
Total Investments	102.76
Liabilities in Excess of Other Assets	(2.76)
Net Assets	100.00%

Percentages are stated as a percent of net assets.

(a)	Rate disclosed is the effective yield as of October 31, 2023.
(b)

The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of October 31, 2023.

(c)	All or portion of the security is pledged as collateral in connection with options written short.

The accompanying notes are an integral part of these financial statements.

INNOVATOR PREMIUM INCOME 15 BUFFER ETF – OCTOBER

Schedule of Options Written (a)
October 31, 2023 (Continued)

Description	Expiration	Strike Price	Contracts	Notional Amount	Value
Put Options
SPDR S&P 500 ETF	9/30/2024	$363.35	168	$(7,025,760)	$(158,760)

Total Options Written (Premiums Received $155,109)					$(158,760)

(a)	Exchange-Traded.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a)	Cost of investments
(b)	Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Buffer ETF - January	Innovator U.S. Equity Buffer ETF - February	Innovator U.S. Equity Buffer ETF - March	Innovator U.S. Equity Buffer ETF - April

$148,834,291	$100,674,270	$88,323,155	$153,580,049
1,686	1,074	934	1,750
154	208	206	206
148,836,131	100,675,552	88,324,295	153,582,005

275,924	681,490	728,590	2,046,788
99,880	65,073	59,821	102,524
375,804	746,563	788,411	2,149,312
$148,460,327	$99,928,989	$87,535,884	$151,432,693

$190,245,904	$103,377,517	$88,440,170	$156,350,798
(41,785,577)	(3,448,528)	(904,286)	(4,918,105)
$148,460,327	$99,928,989	$87,535,884	$151,432,693

$148,460,327	$99,928,989	$87,535,884	$151,432,693
4,125,000	3,050,000	2,450,000	4,400,000
$35.99	$32.76	$35.73	$34.42

$144,726,719	$101,104,831	$86,408,055	$154,049,589
7,667,569	4,263,961	3,844,013	7,058,998

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Buffer ETF - May	Innovator U.S. Equity Buffer ETF - June	Innovator U.S. Equity Buffer ETF - July	Innovator U.S. Equity Buffer ETF - August

$113,053,846	$103,287,502	$353,757,857	$190,436,674
1,445	1,177	4,302	2,259
–	–	424	–
–	–	875,607	–
103	146	98	193
113,055,394	103,288,825	354,638,288	190,439,126

2,033,363	2,187,564	11,916,303	8,276,882
–	–	847,680	–
82,374	70,454	229,389	125,080
–	–	29,666	–
2,115,737	2,258,018	13,023,038	8,401,962
$110,939,657	$101,030,807	$341,615,250	$182,037,164

$121,085,394	$111,769,103	$354,788,516	$206,891,037
(10,145,737)	(10,738,296)	(13,173,266)	(24,853,873)
$110,939,657	$101,030,807	$341,615,250	$182,037,164

$110,939,657	$101,030,807	$341,615,250	$182,037,164
3,625,000	3,125,000	10,075,000	5,600,000
$30.60	$32.33	$33.91	$32.51

$114,242,270	$104,516,547	$366,220,531	$199,030,419
5,068,740	4,135,330	11,205,712	6,459,837

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Receivable for investments sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Buffer ETF - September	Innovator U.S. Equity Buffer ETF - October	Innovator U.S. Equity Buffer ETF - November	Innovator U.S. Equity Buffer ETF - December

$185,960,571	$177,810,127	$87,405,915	$96,108,195
2,428	2,067	985	1,042
–	–	87,290,907	–
113	102	200	206
185,963,112	177,812,296	174,698,007	96,109,443

7,735,578	6,471,826	3,485,629	114,192
118,872	110,437	58,014	65,502
–	–	87,230,301	–
7,854,450	6,582,263	90,773,944	179,694
$178,108,662	$171,230,033	$83,924,063	$95,929,749

$193,720,513	$197,865,005	$93,556,235	$102,837,163
(15,611,851)	(26,634,972)	(9,632,172)	(6,907,414)
$178,108,662	$171,230,033	$83,924,063	$95,929,749

$178,108,662	$171,230,033	$83,924,063	$95,929,749
5,375,000	4,900,000	2,625,000	2,800,000
$33.14	$34.94	$31.97	$34.26

$193,016,591	$180,570,936	$87,414,571	$97,927,120
6,409,612	6,814,783	3,476,946	5,536,138

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Power Buffer ETF - January	Innovator U.S. Equity Power Buffer ETF - February	Innovator U.S. Equity Power Buffer ETF - March	Innovator U.S. Equity Power Buffer ETF - April

$571,166,076	$445,276,304	$381,301,518	$586,633,796
6,566	5,270	4,387	7,092
–	–	–	378
–	42,051	–	804,315
136	185	239	202
571,172,778	445,323,810	381,306,144	587,445,783

1,317,161	2,217,600	3,619,924	6,481,111
–	–	–	755,938
390,301	304,443	259,107	395,697
–	214	–	8,992
1,707,462	2,522,257	3,879,031	7,641,738
$569,465,316	$442,801,553	$377,427,113	$579,804,045

$643,645,271	$454,551,124	$383,188,509	$605,473,728
(74,179,955)	(11,749,571)	(5,761,396)	(25,669,683)
$569,465,316	$442,801,553	$377,427,113	$579,804,045

$569,465,316	$442,801,553	$377,427,113	$579,804,045
16,625,000	14,750,000	11,375,000	19,175,000
$34.25	$30.02	$33.18	$30.24

$553,421,098	$448,382,794	$372,966,267	$588,772,376
30,429,099	19,505,194	16,584,451	26,685,881

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Receivable for investments sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Power Buffer ETF - May	Innovator U.S. Equity Power Buffer ETF - June	Innovator U.S. Equity Power Buffer ETF - July	Innovator U.S. Equity Power Buffer ETF - August

$466,211,938	$531,337,812	$1,022,816,590	$912,691,826
5,664	6,061	12,522	11,249
–	–	43,794	44,592
73	228	206	68
466,217,675	531,344,101	1,022,873,112	912,747,735

6,829,804	9,588,111	22,822,240	25,858,203
325,203	358,020	676,170	607,164
–	–	984	1,271
7,155,007	9,946,131	23,499,394	26,466,638
$459,062,668	$521,397,970	$999,373,718	$886,281,097

$491,458,674	$537,679,525	$1,053,401,571	$966,490,413
(32,396,006)	(16,281,555)	(54,027,853)	(80,209,316)
$459,062,668	$521,397,970	$999,373,718	$886,281,097

$459,062,668	$521,397,970	$999,373,718	$886,281,097
15,725,000	16,800,000	30,000,000	28,875,000
$29.19	$31.04	$33.31	$30.69

$471,227,430	$538,149,543	$1,060,351,836	$954,394,065
20,810,246	21,602,189	33,732,265	29,941,024

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Receivable for fund shares sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Power Buffer ETF - September	Innovator U.S. Equity Power Buffer ETF - October	Innovator U.S. Equity Power Buffer ETF - November	Innovator U.S. Equity Power Buffer ETF - December

$712,260,376	$749,891,268	$649,602,513	$563,916,453
9,188	7,283	7,023	6,813
–	–	11,293	–
–	–	625,695,752	–
–	–	22,585,990	–
10	106	97	204
712,269,574	749,898,657	1,297,902,668	563,923,470

20,560,853	23,759,683	25,996,710	322,334
466,458	385,261	450,690	390,297
–	–	648,073,123	–
21,027,311	24,144,944	674,520,523	712,631
$691,242,263	$725,753,713	$623,382,145	$563,210,839

$756,289,102	$754,625,354	$688,548,183	$563,878,576
(65,046,839)	(28,871,641)	(65,166,038)	(667,737)
$691,242,263	$725,753,713	$623,382,145	$563,210,839

$691,242,263	$725,753,713	$623,382,145	$563,210,839
21,575,000	21,600,000	19,325,000	17,800,000
$32.04	$33.60	$32.26	$31.64

$740,762,427	$760,768,283	$649,666,315	$574,370,365
24,442,725	28,783,669	25,932,700	29,867,423

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Receivable for investments sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Ultra Buffer ETF - January	Innovator U.S. Equity Ultra Buffer ETF - February	Innovator U.S. Equity Ultra Buffer ETF - March	Innovator U.S. Equity Ultra Buffer ETF - April

$116,398,151	$49,653,534	$45,366,095	$96,311,331
1,262	515	478	1,102
–	–	41,694	–
373	206	172	205
116,399,786	49,654,255	45,408,439	96,312,638

456,514	161,354	408,336	713,880
79,089	34,808	32,621	65,645
–	–	380	–
535,603	196,162	441,337	779,525
$115,864,183	$49,458,093	$44,967,102	$95,533,113

$154,548,232	$55,169,933	$51,988,303	$102,098,827
(38,684,049)	(5,711,840)	(7,021,201)	(6,565,714)
$115,864,183	$49,458,093	$44,967,102	$95,533,113

$115,864,183	$49,458,093	$44,967,102	$95,533,113
3,600,000	1,825,000	1,525,000	3,750,000
$32.18	$27.10	$29.49	$25.48

$111,041,427	$49,606,730	$44,778,709	$96,543,676
4,546,087	1,556,285	1,355,195	3,153,093

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Receivable for fund shares sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Ultra Buffer ETF - May	Innovator U.S. Equity Ultra Buffer ETF - June	Innovator U.S. Equity Ultra Buffer ETF - July	Innovator U.S. Equity Ultra Buffer ETF - August

$62,133,819	$75,029,431	$162,831,609	$346,627,802
736	837	2,007	3,406
–	–	697	4,245
–	718,551	1,415,217	62,861
–	–	–	8,491,080
162	103	201	163
62,134,717	75,748,922	164,249,731	355,189,557

580,648	878,416	1,113,084	2,580,175
–	699,168	1,393,305	–
46,883	51,066	109,578	182,949
–	8,436	9,843	8,535,070
627,531	1,637,086	2,625,810	11,298,194
$61,507,186	$74,111,836	$161,623,921	$343,891,363

$68,526,860	$78,526,305	$167,956,277	$360,955,239
(7,019,674)	(4,414,469)	(6,332,356)	(17,063,876)
$61,507,186	$74,111,836	$161,623,921	$343,891,363

$61,507,186	$74,111,836	$161,623,921	$343,891,363
2,250,000	2,650,000	5,800,000	12,150,000
$27.34	$27.97	$27.87	$28.30

$62,788,314	$75,900,239	$170,616,034	$358,124,946
1,932,903	2,261,384	3,685,855	4,860,036

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Receivable for fund shares sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit).
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Ultra Buffer ETF - September	Innovator U.S. Equity Ultra Buffer ETF - October	Innovator U.S. Equity Ultra Buffer ETF - November	Innovator U.S. Equity Ultra Buffer ETF - December

$90,436,690	$105,148,653	$31,236,230	$69,713,286
1,127	1,144	321	838
722	377	–	–
13,356	12,609	31,196,657	–
1,444,450	753,980	–	–
107	103	102	205
91,896,452	105,916,866	62,433,310	69,714,329

851,947	1,835,160	829,756	8,688
59,254	61,445	21,300	47,849
1,428,777	724,851	31,174,694	–
2,339,978	2,621,456	32,025,750	56,537
$89,556,474	$103,295,410	$30,407,560	$69,657,792

$102,176,050	$111,499,191	$33,953,968	$74,111,266
(12,619,576)	(8,203,781)	(3,546,408)	(4,453,474)
$89,556,474	$103,295,410	$30,407,560	$69,657,792

$89,556,474	$103,295,410	$30,407,560	$69,657,792
3,100,000	3,425,000	1,025,000	2,425,000
$28.89	$30.16	$29.67	$28.72

$94,641,962	$107,074,194	$31,239,366	$71,100,393
1,878,507	2,678,535	826,613	1,592,131

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable for fund shares redeemed
Payable to Adviser
Payable for investments purchased
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator Premium Income 10 Barrier ETF - April	Innovator Premium Income 20 Barrier ETF - April	Innovator Premium Income 30 Barrier ETF - April	Innovator Premium Income 40 Barrier ETF - April

$9,037,420	$29,266,552	$52,310,751	$35,023,433
88	231	521	314
–	–	373	–
–	–	1,991,006	–
153	111	289	49
9,037,661	29,266,894	54,302,940	35,023,796

1,023,480	2,685,485	3,528,644	1,746,722
–	–	1,851,397	–
6,215	18,186	34,457	24,899
–	–	134,567	–
1,029,695	2,703,671	5,549,065	1,771,621
$8,007,966	$26,563,223	$48,753,875	$33,252,175

$8,029,781	$26,585,315	$48,752,598	$33,373,349
(21,815)	(22,092)	1,277	(121,174)
$8,007,966	$26,563,223	$48,753,875	$33,252,175

$8,007,966	$26,563,223	$48,753,875	$33,252,175
325,000	1,075,000	1,975,000	1,350,000
$24.64	$24.71	$24.69	$24.63

$10,543,610	$36,106,570	$62,532,548	$41,005,053
2,156,426	8,774,464	12,804,267	6,397,843

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator Premium Income 10 Barrier ETF - July	Innovator Premium Income 20 Barrier ETF - July	Innovator Premium Income 30 Barrier ETF - July	Innovator Premium Income 40 Barrier ETF - July

$6,509,179	$32,396,229	$34,146,021	$9,169,275
38	325	302	51
17	13	8	6
6,509,234	32,396,567	34,146,331	9,169,332

1,655,344	7,207,539	5,640,766	1,095,659
3,195	17,199	18,129	5,393
1,658,539	7,224,738	5,658,895	1,101,052
$4,850,695	$25,171,829	$28,487,436	$8,068,280

$4,923,652	$25,357,389	$28,518,093	$8,064,409
(72,957)	(185,560)	(30,657)	3,871
$4,850,695	$25,171,829	$28,487,436	$8,068,280

$4,850,695	$25,171,829	$28,487,436	$8,068,280
200,000	1,025,000	1,150,000	325,000
$24.25	$24.56	$24.77	$24.83

$6,269,074	$32,222,071	$34,949,067	$9,324,594
1,342,282	6,741,251	6,201,617	1,260,367

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator Premium Income 10 Barrier ETF - October	Innovator Premium Income 20 Barrier ETF - October	Innovator Premium Income 30 Barrier ETF - October	Innovator Premium Income 40 Barrier ETF - October

$3,988,163	$14,295,041	$17,258,171	$7,799,111
269	120	138	119
–	–	1	–
3,988,432	14,295,161	17,258,310	7,799,230

1,013,862	3,566,808	3,532,278	1,234,002
1,352	4,777	5,772	3,579
1,015,214	3,571,585	3,538,050	1,237,581
$2,973,218	$10,723,576	$13,720,260	$6,561,649

$2,980,615	$10,723,915	$13,711,448	$6,544,005
(7,397)	(339)	8,812	17,644
$2,973,218	$10,723,576	$13,720,260	$6,561,649

$2,973,218	$10,723,576	$13,720,260	$6,561,649
125,000	450,000	575,000	275,000
$23.79	$23.83	$23.86	$23.86

$3,948,590	$14,384,653	$17,454,020	$7,916,237
958,411	3,625,366	3,699,981	1,346,569

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Assets and Liabilities

October 31, 2023

Assets:
Investments, at value (a)
Interest receivable
ETF variable fee receivable
Receivable for investments sold
Receivable for fund shares sold
Deposit at broker for options
Total Assets

Liabilities:
Options written, at value (b)
Payable to Adviser
Payable for investments purchased
Distributions payable
Total Liabilities
Net Assets

Net Assets Consist of:
Capital stock
Total distributable earnings/(accumulated deficit)
Net Assets

Net Asset Value:
Net assets
Shares of beneficial interest outstanding (unlimited shares without par value authorized)
Net asset value price per share

(a) Cost of investments
(b) Premiums received

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly	Innovator U.S. Equity 10 Buffer ETF - Quarterly	Innovator Premium Income 9 Buffer ETF - October	Innovator Premium Income 15 Buffer ETF - October

$12,665,701	$25,159,726	$2,457,372	$7,298,443
30	68	94	112
–	–	–	296
–	–	–	13,200
–	–	–	591,865
200	200	–	–
12,665,931	25,159,994	2,457,466	7,903,916

47,472	256,804	78,286	158,760
3,770	7,115	977	2,843
–	–	–	603,421
–	–	15,115	36,272
51,242	263,919	94,378	801,296
$12,614,689	$24,896,075	$2,363,088	$7,102,620

$12,890,830	$24,942,202	$2,366,337	$7,108,911
(276,141)	(46,127)	(3,249)	(6,291)
$12,614,689	$24,896,075	$2,363,088	$7,102,620

$12,614,689	$24,896,075	$2,363,088	$7,102,620
500,000	975,000	100,000	300,000
$25.23	$25.53	$23.63	$23.68

$13,028,320	$25,451,205	$2,458,037	$7,301,082
137,690	509,202	75,703	155,109

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Buffer ETF - January	Innovator U.S. Equity Buffer ETF - February	Innovator U.S. Equity Buffer ETF - March	Innovator U.S. Equity Buffer ETF - April

$17,905	$11,269	$9,385	$16,451
17,905	11,269	9,385	16,451

1,301,980	793,537	715,905	1,151,778
1,301,980	793,537	715,905	1,151,778
(1,284,075)	(782,268)	(706,520)	(1,135,327)

(17,182,874)	(5,654,752)	(5,504,604)	(13,171,021)
13,659,539	2,007,642	799,200	6,743,143
1,648,675	2,873,869	3,205,131	3,723,542
(6,486,285)	2,647,205	2,932,351	4,693,752

13,020,590	5,580,027	8,099,959	8,325,609
11,705,141	3,426,413	1,634,300	6,292,147
16,364,786	10,880,404	11,166,337	16,607,172
$15,080,711	$10,098,136	$10,459,817	$15,471,845

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Buffer ETF - May	Innovator U.S. Equity Buffer ETF - June	Innovator U.S. Equity Buffer ETF - July	Innovator U.S. Equity Buffer ETF - August

$16,724	$14,797	$25,687	$19,308
16,724	14,797	25,687	19,308

1,116,789	972,665	1,635,681	1,094,397
1,116,789	972,665	1,635,681	1,094,397
(1,100,065)	(957,868)	(1,609,994)	(1,075,089)

(10,507,864)	(7,811,964)	4,470,415	(5,631,494)
510,226	6,402,150	10,619,451	14,325,990
8,723,538	7,143,208	6,907,827	7,201,507
4,147,574	81,109	4,345,053	250,417

7,722,886	3,115,047	(14,158,427)	(3,870,251)
(1,363,929)	655,866	(4,211,260)	(1,931,848)
9,232,431	9,585,416	7,973,059	10,344,321
$8,132,366	$8,627,548	$6,363,065	$9,269,232

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Buffer ETF - September	Innovator U.S. Equity Buffer ETF - October	Innovator U.S. Equity Buffer ETF - November	Innovator U.S. Equity Buffer ETF - December

$20,066	$20,295	$13,142	$11,624
20,066	20,295	13,142	11,624

1,325,414	1,455,109	927,582	818,903
1,325,414	1,455,109	927,582	818,903
(1,305,348)	(1,434,814)	(914,440)	(807,279)

(510,879)	(10,524,073)	(1,735,397)	(6,668,991)
10,637,177	29,758,058	7,114,698	3,789,711
6,793,169	11,755,947	4,590,550	3,736,164
4,226,861	1,767,551	3,511,604	1,134,269

(3,656,699)	(11,926,216)	(1,730)	1,928,790
(2,167,120)	(555,582)	(1,666)	4,993,789
15,322,509	20,275,685	13,478,059	8,913,732
$14,017,161	$18,840,871	$12,563,619	$8,106,453

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Power Buffer ETF - January	Innovator U.S. Equity Power Buffer ETF - February	Innovator U.S. Equity Power Buffer ETF - March	Innovator U.S. Equity Power Buffer ETF - April

$69,554	$56,207	$41,606	$63,107
69,554	56,207	41,606	63,107

4,765,858	3,700,176	2,843,460	3,969,794
4,765,858	3,700,176	2,843,460	3,969,794
(4,696,304)	(3,643,969)	(2,801,854)	(3,906,687)

(45,521,911)	(17,528,723)	(16,020,239)	(32,081,485)
35,216,684	12,457,220	5,817,032	20,748,498
11,792,045	12,808,151	17,463,248	20,362,689
(1,689,754)	8,083,483	(25,910)	706,124

42,462,618	14,036,614	25,014,282	18,016,013
21,408,179	8,800,378	3,920,450	14,235,075
63,667,861	38,657,123	36,168,863	41,986,914
$58,971,557	$35,013,154	$33,367,009	$38,080,227

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Power Buffer ETF - May	Innovator U.S. Equity Power Buffer ETF - June	Innovator U.S. Equity Power Buffer ETF -July	Innovator U.S. Equity Power Buffer ETF - August

$62,177	$55,991	$79,267	$79,580
62,177	55,991	79,267	79,580

3,700,493	3,569,573	4,986,454	4,793,714
3,700,493	3,569,573	4,986,454	4,793,714
(3,638,316)	(3,513,582)	(4,907,187)	(4,714,134)

(31,421,610)	(25,689,518)	(13,285,053)	(26,979,657)
7,963,287	11,534,281	53,655,075	56,149,951
18,857,068	11,556,431	27,558,756	30,515,171
9,522,178	13,014,543	5,198,940	399,677

16,699,605	8,698,912	(36,452,791)	(24,047,957)
320,063	3,108,451	2,031,405	(2,023,460)
21,940,591	22,223,100	38,706,332	34,013,725
$18,302,275	$18,709,518	$33,799,145	$29,299,591

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Power Buffer ETF - September	Innovator U.S. Equity Power Buffer ETF - October	Innovator U.S. Equity Power Buffer ETF - November	Innovator U.S. Equity Power Buffer ETF - December

$74,934	$62,194	$86,531	$77,564
74,934	62,194	86,531	77,564

4,798,422	4,267,205	5,863,953	4,889,028
4,798,422	4,267,205	5,863,953	4,889,028
(4,723,488)	(4,205,011)	(5,777,422)	(4,811,464)

(25,790,271)	(7,768,789)	(45,006,805)	(21,010,646)
74,151,707	71,966,979	65,283,952	14,976,645
37,271,558	15,804,452	44,899,384	14,835,776
465,800	17,086,389	1,428,399	8,901,080

(19,326,452)	(35,866,865)	(28,420)	4,807,940
(113,006)	9,508,350	(28,154)	18,505,173
66,659,336	70,730,516	66,548,356	41,015,968
$61,935,848	$66,525,505	$60,770,934	$36,204,504

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Ultra Buffer ETF - January	Innovator U.S. Equity Ultra Buffer ETF - February	Innovator U.S. Equity Ultra Buffer ETF - March	Innovator U.S. Equity Ultra Buffer ETF - April

$16,202	$7,950	$8,172	$16,471
16,202	7,950	8,172	16,471

1,312,896	569,068	577,199	1,114,997
1,312,896	569,068	577,199	1,114,997
(1,296,694)	(561,118)	(569,027)	(1,098,526)

(22,711,625)	(4,571,272)	(6,249,815)	(4,361,880)
14,766,406	2,305,337	3,205,910	4,273,311
6,032,635	1,855,626	2,550,172	4,153,968
1,929,468	319,761	(244,680)	(5,225)

20,054,509	4,917,823	5,574,693	3,302,124
(3,353,264)	(618,967)	(1,164,982)	(753,662)
16,718,129	4,208,308	3,671,298	6,608,636
$15,421,435	$3,647,190	$3,102,271	$5,510,110

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Ultra Buffer ETF - May	Innovator U.S. Equity Ultra Buffer ETF - June	Innovator U.S. Equity Ultra Buffer ETF - July	Innovator U.S. Equity Ultra Buffer ETF - August

$9,938	$9,880	$11,252	$15,605
9,938	9,880	11,252	15,605

684,089	685,907	725,876	973,232
684,089	685,907	725,876	973,232
(674,151)	(676,027)	(714,624)	(957,627)

(4,830,761)	(4,833,741)	3,068,658	(4,164,269)
5,204,694	5,660,259	3,368,240	12,154,378
3,348,795	2,681,283	1,427,915	4,097,766
922,233	1,223,233	365,014	20,061

1,682,077	1,238,641	(8,314,708)	(9,098,594)
(1,541,267)	(719,138)	1,981,490	870,993
4,785,771	5,250,537	1,896,609	3,880,335
$4,111,620	$4,574,510	$1,181,985	$2,922,708

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Year Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Ultra Buffer ETF - September	Innovator U.S. Equity Ultra Buffer ETF - October	Innovator U.S. Equity Ultra Buffer ETF - November	Innovator U.S. Equity Ultra Buffer ETF - December

$12,700	$10,650	$5,579	$9,949
12,700	10,650	5,579	9,949

856,544	766,022	405,800	683,423
856,544	766,022	405,800	683,423
(843,844)	(755,372)	(400,221)	(673,474)

(4,469,009)	2,258,239	1,363,343	(4,508,034)
15,217,088	11,003,413	1,900,838	3,207,925
4,414,187	545,555	894,621	3,187,176
423,328	1,592,926	1,369,742	888,042

(5,246,782)	(7,330,768)	2,821	3,244,789
701,936	3,594,257	2,873	(714,665)
11,040,748	11,663,622	5,534,238	5,305,233
$10,196,904	$10,908,250	$5,134,017	$4,631,759

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Period Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

(a)	Since Commencement of Operations on March 31, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator Premium Income 10 Barrier ETF – April (a)	Innovator Premium Income 20 Barrier ETF – April (a)	Innovator Premium Income 30 Barrier ETF – April (a)	Innovator Premium Income 40 Barrier ETF – April (a)

$237,194	$700,523	$1,250,382	$932,395
237,194	700,523	1,250,382	932,395

37,017	113,091	202,773	154,344
37,017	113,091	202,773	154,344
200,177	587,432	1,047,609	778,051

(2,970)	(287,492)	8,035	(149,168)
(77,886)	(111,657)	(152,701)	(105,649)
634,398	704,045	969,363	921,582
10,984	1,097,880	784,785	975,555

(1,506,190)	(6,840,019)	(10,221,796)	(5,981,620)
1,132,946	6,088,979	9,275,623	4,651,121
191,282	651,736	663,309	311,821
$391,459	$1,239,168	$1,710,918	$1,089,872

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Period Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Realized & Unrealized Gain/(Loss):
Net realized gain/(loss) on:
Investments
Redemptions sold in-kind on investments
Redemptions sold in-kind on options written
Options written
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Realized and Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

(a)	Since Commencement of Operations on June 30, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator Premium Income 10 Barrier ETF – July (a)	Innovator Premium Income 20 Barrier ETF – July (a)	Innovator Premium Income 30 Barrier ETF – July (a)	Innovator Premium Income 40 Barrier ETF – July (a)

$65,765	$355,535	$411,838	$127,531
65,765	355,535	411,838	127,531

9,058	49,662	58,468	18,117
9,058	49,662	58,468	18,117
56,707	305,873	353,370	109,414

–	(29)	(8,457)	–
–	79,974	(21,875)	–
–	26,625	183,885	–
–	–	57,985	–

240,105	174,158	(803,046)	(155,318)
(313,062)	(466,288)	560,851	164,708
(72,957)	(185,560)	(30,657)	9,390
$(16,250)	$120,313	$322,713	$118,804

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Period Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Unrealized Gain/(Loss):
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

(a)	Since Commencement of Operations on September 29, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator Premium Income 10 Barrier ETF – October (a)	Innovator Premium Income 20 Barrier ETF – October (a)	Innovator Premium Income 30 Barrier ETF – October (a)	Innovator Premium Income 40 Barrier ETF – October (a)

$9,834	$35,492	$42,730	$25,782
9,834	35,492	42,730	25,782

1,352	4,777	5,772	3,578
1,352	4,777	5,772	3,578
8,482	30,715	36,958	22,204

39,572	(89,612)	(195,848)	(117,126)
(55,451)	58,558	167,702	112,566
(15,879)	(31,054)	(28,146)	(4,560)
$(7,397)	$(339)	$8,812	$17,644

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Operations

For the Period Ended October 31, 2023

Investment Income:
Interest
Total Investment Income

Expenses:
Investment advisory fee
Total Expenses
Net Investment Income/(Loss)

Unrealized Gain/(Loss):
Net change in unrealized appreciation/(depreciation) on:
Investments
Options written
Net Unrealized Gain/(Loss) on Investments and Options Written
Net Increase/(Decrease) in Net Assets Resulting From Operations

(a)	Since Commencement of Operations on September 29, 2023

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity 5 to 15 Buffer ETF – Quarterly (a)	Innovator U.S. Equity 10 Buffer ETF – Quarterly (a)	Innovator Premium Income 9 Buffer ETF – October (a)	Innovator Premium Income 15 Buffer ETF – October (a)

$30	$68	$7,328	$20,710
30	68	7,328	20,710

3,770	7,115	977	2,841
3,770	7,115	977	2,841
(3,740)	(7,047)	6,351	17,869

(362,619)	(291,479)	(666)	(2,640)
90,218	252,399	(2,583)	(3,651)
(272,401)	(39,080)	(3,249)	(6,291)
$(276,141)	$(46,127)	$3,102	$11,578

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Buffer ETF - January
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(1,284,075)	$(1,392,425)
Net realized gain/(loss)	(8,360,945)	13,056,738
Net change in unrealized appreciation/(depreciation)	24,725,731	(34,120,436)
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,080,711	(22,456,123)

Capital Share Transactions:
Proceeds from shares sold	127,283,770	264,258,187
Cost of shares redeemed	(136,578,385)	(249,518,483)
Transaction fees (see Note 5)	38,409	112,606
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(9,256,206)	14,852,310
Total Increase/(Decrease) in Net Assets	$5,824,505	$(7,603,813)

Net Assets:
Beginning of the period	$142,635,822	$150,239,635
End of the period	$148,460,327	$142,635,822

Change in Shares Outstanding:
Shares sold	3,775,000	7,225,000
Shares redeemed	(3,950,000)	(7,000,000)
Net Increase/(Decrease)	(175,000)	225,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Buffer ETF - February		Innovator U.S. Equity Buffer ETF - March		Innovator U.S. Equity Buffer ETF - April
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(782,268)	$(774,213)	$(706,520)	$(600,313)	$(1,135,327)	$(945,432)
1,873,964	7,821,581	1,432,078	8,019,677	1,989,416	15,010,390
9,006,440	(17,367,260)	9,734,259	(12,682,830)	14,617,756	(20,344,728)
10,098,136	(10,319,892)	10,459,817	(5,263,466)	15,471,845	(6,279,770)

93,931,975	135,143,030	74,164,290	96,744,935	170,550,915	166,719,955
(72,996,860)	(142,224,700)	(73,749,233)	(77,037,963)	(150,222,185)	(167,876,110)
35,502	59,259	26,006	27,371	36,941	75,410
20,970,617	(7,022,411)	441,063	19,734,343	20,365,671	(1,080,745)
$31,068,753	$(17,342,303)	$10,900,880	$14,470,877	$35,837,516	$(7,360,515)

$68,860,236	$86,202,539	$76,635,004	$62,164,127	$115,595,177	$122,955,692
$99,928,989	$68,860,236	$87,535,884	$76,635,004	$151,432,693	$115,595,177

2,975,000	4,275,000	2,200,000	2,900,000	5,225,000	5,225,000
(2,250,000)	(4,675,000)	(2,150,000)	(2,325,000)	(4,575,000)	(5,225,000)
725,000	(400,000)	50,000	575,000	650,000	–

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Buffer ETF - May
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(1,100,065)	$(953,058)
Net realized gain/(loss)	2,873,474	3,194,777
Net change in unrealized appreciation/(depreciation)	6,358,957	(10,594,891)
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,132,366	(8,353,172)

Capital Share Transactions:
Proceeds from shares sold	96,013,247	204,029,287
Cost of shares redeemed	(169,099,124)	(102,090,475)
Transaction fees (see Note 5)	34,861	82,306
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(73,051,016)	102,021,118
Total Increase/(Decrease) in Net Assets	$(64,918,650)	$93,667,946

Net Assets:
Beginning of the period	$175,858,307	$82,190,361
End of the period	$110,939,657	$175,858,307

Change in Shares Outstanding:
Shares sold	3,200,000	6,850,000
Shares redeemed	(5,625,000)	(3,325,000)
Net Increase/(Decrease)	(2,425,000)	3,525,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Buffer ETF - June		Innovator U.S. Equity Buffer ETF - July		Innovator U.S. Equity Buffer ETF - August
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(957,868)	$(572,372)	$(1,609,994)	$(878,306)	$(1,075,089)	$(814,052)
5,814,503	1,223,060	26,342,746	2,774,257	16,146,420	(4,127,848)
3,770,913	(7,842,938)	(18,369,687)	(2,189,108)	(5,802,099)	(7,326,167)
8,627,548	(7,192,250)	6,363,065	(293,157)	9,269,232	(12,268,067)

319,119,125	110,271,314	296,289,177	230,534,290	262,266,050	202,934,790
(303,292,985)	(108,154,937)	(131,517,565)	(243,100,360)	(192,343,482)	(174,555,855)
102,883	41,315	139,462	134,739	91,677	107,383
15,929,023	2,157,692	164,911,074	(12,431,331)	70,014,245	28,486,318
$24,556,571	$(5,034,558)	$171,274,139	$(12,724,488)	$79,283,477	$16,218,251

$76,474,236	$81,508,794	$170,341,111	$183,065,599	$102,753,687	$86,535,436
$101,030,807	$76,474,236	$341,615,250	$170,341,111	$182,037,164	$102,753,687

9,975,000	3,475,000	8,500,000	7,675,000	7,875,000	6,475,000
(9,350,000)	(3,375,000)	(3,950,000)	(7,750,000)	(5,700,000)	(5,700,000)
625,000	100,000	4,550,000	(75,000)	2,175,000	775,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Buffer ETF - September
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(1,305,348)	$(1,134,048)
Net realized gain/(loss)	21,146,328	(4,631,759)
Net change in unrealized appreciation/(depreciation)	(5,823,819)	(5,490,910)
Net Increase/(Decrease) in Net Assets Resulting from Operations	14,017,161	(11,256,717)

Capital Share Transactions:
Proceeds from shares sold	129,468,422	163,473,610
Cost of shares redeemed	(131,462,895)	(143,014,130)
Transaction fees (see Note 5)	37,444	96,491
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(1,957,029)	20,555,971
Total Increase/(Decrease) in Net Assets	$12,060,132	$9,299,254

Net Assets:
Beginning of the period	$166,048,530	$156,749,276
End of the period	$178,108,662	$166,048,530

Change in Shares Outstanding:
Shares sold	3,800,000	5,325,000
Shares redeemed	(3,900,000)	(4,650,000)
Net Increase/(Decrease)	(100,000)	675,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Buffer ETF - October		Innovator U.S. Equity Buffer ETF - November		Innovator U.S. Equity Buffer ETF - December
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(1,434,814)	$(855,125)	$(914,440)	$(581,542)	$(807,279)	$(675,337)
32,757,483	(7,332,877)	13,481,455	(5,982,250)	1,991,153	(23,982,674)
(12,481,798)	6,119,513	(3,396)	(6,493)	6,922,579	17,117,793
18,840,871	(2,068,489)	12,563,619	(6,570,285)	8,106,453	(7,540,218)

163,680,488	235,324,437	100,042,130	106,444,640	113,316,305	97,437,537
(237,622,715)	(118,936,245)	(90,434,823)	(68,807,962)	(129,265,390)	(44,121,098)
29,508	107,477	42,710	45,349	50,366	71,769
(73,912,719)	116,495,669	9,650,017	37,682,027	(15,898,719)	53,388,208
$(55,071,848)	$114,427,180	$22,213,636	$31,111,742	$(7,792,266)	$45,847,990

$226,301,881	$111,874,701	$61,710,427	$30,598,685	$103,722,015	$57,874,025
$171,230,033	$226,301,881	$83,924,063	$61,710,427	$95,929,749	$103,722,015

4,550,000	7,700,000	3,325,000	3,400,000	3,475,000	2,950,000
(6,850,000)	(3,800,000)	(2,775,000)	(2,275,000)	(3,950,000)	(1,375,000)
(2,300,000)	3,900,000	550,000	1,125,000	(475,000)	1,575,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Power Buffer ETF - January
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(4,696,304)	$(3,796,381)
Net realized gain/(loss)	(202,936)	15,210,957
Net change in unrealized appreciation/(depreciation)	63,870,797	(44,822,152)
Net Increase/(Decrease) in Net Assets Resulting from Operations	58,971,557	(33,407,576)

Capital Share Transactions:
Proceeds from shares sold	498,598,470	712,865,811
Cost of shares redeemed	(437,078,503)	(525,540,307)
Transaction fees (see Note 5)	179,283	315,853
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	61,699,250	187,641,357
Total Increase/(Decrease) in Net Assets	$120,670,807	$154,233,781

Net Assets:
Beginning of the period	$448,794,509	$294,560,728
End of the period	$569,465,316	$448,794,509

Change in Shares Outstanding:
Shares sold	15,575,000	21,850,000
Shares redeemed	(13,350,000)	(16,350,000)
Net Increase/(Decrease)	2,225,000	5,500,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Power Buffer ETF - February		Innovator U.S. Equity Power Buffer ETF - March		Innovator U.S. Equity Power Buffer ETF - April
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(3,643,969)	$(1,885,754)	$(2,801,854)	$(1,510,280)	$(3,906,687)	$(2,101,003)
15,820,131	14,300,856	7,234,131	12,019,910	9,735,826	19,162,390
22,836,992	(26,967,492)	28,934,732	(18,335,339)	32,251,088	(30,248,501)
35,013,154	(14,552,390)	33,367,009	(7,825,709)	38,080,227	(13,187,114)

524,558,752	346,725,900	489,466,240	287,366,113	733,077,275	388,545,420
(356,410,367)	(263,323,423)	(371,858,568)	(171,226,173)	(500,144,450)	(309,481,353)
224,510	158,673	157,244	106,314	257,053	153,742
168,372,895	83,561,150	117,764,916	116,246,254	233,189,878	79,217,809
$203,386,049	$69,008,760	$151,131,925	$108,420,545	$271,270,105	$66,030,695

$239,415,504	$170,406,744	$226,295,188	$117,874,643	$308,533,940	$242,503,245
$442,801,553	$239,415,504	$377,427,113	$226,295,188	$579,804,045	$308,533,940

18,050,000	11,950,000	15,600,000	9,175,000	24,950,000	13,500,000
(11,900,000)	(9,225,000)	(11,675,000)	(5,500,000)	(16,875,000)	(10,750,000)
6,150,000	2,725,000	3,925,000	3,675,000	8,075,000	2,750,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Power Buffer ETF - May
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(3,638,316)	$(2,391,922)
Net realized gain/(loss)	4,920,923	6,944,927
Net change in unrealized appreciation/(depreciation)	17,019,668	(20,808,950)
Net Increase/(Decrease) in Net Assets Resulting from Operations	18,302,275	(16,255,945)

Capital Share Transactions:
Proceeds from shares sold	583,967,935	500,467,810
Cost of shares redeemed	(536,440,747)	(330,230,175)
Transaction fees (see Note 5)	266,042	205,825
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	47,793,230	170,443,460
Total Increase/(Decrease) in Net Assets	$66,095,505	$154,187,515

Net Assets:
Beginning of the period	$392,967,163	$238,779,648
End of the period	$459,062,668	$392,967,163

Change in Shares Outstanding:
Shares sold	20,375,000	17,475,000
Shares redeemed	(18,675,000)	(11,350,000)
Net Increase/(Decrease)	1,700,000	6,125,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Power Buffer ETF - June		Innovator U.S. Equity Power Buffer ETF - July		Innovator U.S. Equity Power Buffer ETF - August
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(3,513,582)	$(1,761,840)	$(4,907,187)	$(2,106,388)	$(4,714,134)	$(1,824,122)
10,415,737	3,543,572	73,127,718	4,290,213	60,085,142	(84,441)
11,807,363	(13,409,199)	(34,421,386)	850,402	(26,071,417)	(15,632,726)
18,709,518	(11,627,467)	33,799,145	3,034,227	29,299,591	(17,541,289)

417,323,715	428,015,688	988,712,938	552,054,235	1,071,320,288	490,066,589
(259,167,067)	(225,145,245)	(527,322,722)	(270,255,030)	(650,463,435)	(222,920,795)
166,518	156,573	356,183	239,304	352,859	175,874
158,323,166	203,027,016	461,746,399	282,038,509	421,209,712	267,321,668
$177,032,684	$191,399,549	$495,545,544	$285,072,736	$450,509,303	$249,780,379

$344,365,286	$152,965,737	$503,828,174	$218,755,438	$435,771,794	$185,991,415
$521,397,970	$344,365,286	$999,373,718	$503,828,174	$886,281,097	$435,771,794

13,575,000	14,200,000	29,225,000	18,800,000	34,125,000	16,900,000
(8,375,000)	(7,400,000)	(16,075,000)	(9,150,000)	(20,700,000)	(7,650,000)
5,200,000	6,800,000	13,150,000	9,650,000	13,425,000	9,250,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Power Buffer ETF - September
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(4,723,488)	$(2,337,158)
Net realized gain/(loss)	86,098,794	254,036
Net change in unrealized appreciation/(depreciation)	(19,439,458)	(9,218,889)
Net Increase/(Decrease) in Net Assets Resulting from Operations	61,935,848	(11,302,011)

Capital Share Transactions:
Proceeds from shares sold	848,288,787	502,832,858
Cost of shares redeemed	(766,332,245)	(248,135,755)
Transaction fees (see Note 5)	206,744	275,109
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	82,163,286	254,972,212
Total Increase/(Decrease) in Net Assets	$144,099,134	$243,670,201

Net Assets:
Beginning of the period	$547,143,129	$303,472,928
End of the period	$691,242,263	$547,143,129

Change in Shares Outstanding:
Shares sold	26,475,000	17,200,000
Shares redeemed	(23,700,000)	(8,525,000)
Net Increase/(Decrease)	2,775,000	8,675,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Power Buffer ETF - October		Innovator U.S. Equity Power Buffer ETF - November		Innovator U.S. Equity Power Buffer ETF - December
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(4,205,011)	$(1,880,912)	$(5,777,422)	$(1,529,342)	$(4,811,464)	$(1,646,227)
97,089,031	(3,616,433)	66,604,930	(3,521,983)	17,702,855	(46,947,377)
(26,358,515)	15,460,475	(56,574)	(51,911)	23,313,113	40,595,743
66,525,505	9,963,130	60,770,934	(5,103,236)	36,204,504	(7,997,861)

595,582,417	678,118,137	1,112,516,447	417,456,003	665,060,360	150,588,793
(586,065,137)	(248,418,882)	(867,577,250)	(174,482,237)	(346,315,393)	(43,274,947)
222,960	292,559	282,860	175,984	332,737	92,161
9,740,240	429,991,814	245,222,057	243,149,750	319,077,704	107,406,007
$76,265,745	$439,954,944	$305,992,991	$238,046,514	$355,282,208	$99,408,146

$649,487,968	$209,533,024	$317,389,154	$79,342,640	$207,928,631	$108,520,485
$725,753,713	$649,487,968	$623,382,145	$317,389,154	$563,210,839	$207,928,631

17,725,000	23,450,000	35,675,000	13,850,000	21,725,000	4,875,000
(17,975,000)	(8,575,000)	(26,925,000)	(5,875,000)	(10,850,000)	(1,450,000)
(250,000)	14,875,000	8,750,000	7,975,000	10,875,000	3,425,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Ultra Buffer ETF - January
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(1,296,694)	$(1,849,216)
Net realized gain/(loss)	16,884	4,720,887
Net change in unrealized appreciation/(depreciation)	16,701,245	(14,697,908)
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,421,435	(11,826,237)

Capital Share Transactions:
Proceeds from shares sold	151,614,790	431,531,228
Cost of shares redeemed	(334,857,225)	(222,552,470)
Transaction fees (see Note 5)	47,304	211,171
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(183,195,131)	209,189,929
Total Increase/(Decrease) in Net Assets	$(167,773,696)	$197,363,692

Net Assets:
Beginning of the period	$283,637,879	$86,274,187
End of the period	$115,864,183	$283,637,879

Change in Shares Outstanding:
Shares sold	5,100,000	14,200,000
Shares redeemed	(11,100,000)	(7,350,000)
Net Increase/(Decrease)	(6,000,000)	6,850,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Ultra Buffer ETF - February		Innovator U.S. Equity Ultra Buffer ETF - March		Innovator U.S. Equity Ultra Buffer ETF - April
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(561,118)	$(325,297)	$(569,027)	$(335,106)	$(1,098,526)	$(572,102)
(90,548)	2,540,234	(738,413)	3,530,144	4,060,174	1,863,012
4,298,856	(4,931,123)	4,409,711	(5,337,545)	2,548,462	(3,499,086)
3,647,190	(2,716,186)	3,102,271	(2,142,507)	5,510,110	(2,208,176)

83,759,869	62,813,015	178,510,980	80,205,350	284,210,560	146,114,520
(91,340,087)	(33,169,010)	(206,099,725)	(41,937,333)	(317,150,238)	(78,334,945)
33,559	21,232	47,610	29,319	77,121	71,856
(7,546,659)	29,665,237	(27,541,135)	38,297,336	(32,862,557)	67,851,431
$(3,899,469)	$26,949,051	$(24,438,864)	$36,154,829	$(27,352,447)	$65,643,255

$53,357,562	$26,408,511	$69,405,966	$33,251,137	$122,885,560	$57,242,305
$49,458,093	$53,357,562	$44,967,102	$69,405,966	$95,533,113	$122,885,560

3,175,000	2,275,000	6,300,000	2,750,000	11,400,000	5,800,000
(3,375,000)	(1,200,000)	(7,225,000)	(1,425,000)	(12,600,000)	(3,050,000)
(200,000)	1,075,000	(925,000)	1,325,000	(1,200,000)	2,750,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Ultra Buffer ETF - May
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(674,151)	$(493,234)
Net realized gain/(loss)	4,644,961	(88,676)
Net change in unrealized appreciation/(depreciation)	140,810	(1,124,082)
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,111,620	(1,705,992)

Capital Share Transactions:
Proceeds from shares sold	94,363,725	121,467,737
Cost of shares redeemed	(136,405,330)	(61,062,960)
Transaction fees (see Note 5)	43,587	60,756
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(41,998,018)	60,465,533
Total Increase/(Decrease) in Net Assets	$(37,886,398)	$58,759,541

Net Assets:
Beginning of the period	$99,393,584	$40,634,043
End of the period	$61,507,186	$99,393,584

Change in Shares Outstanding:
Shares sold	3,550,000	4,550,000
Shares redeemed	(5,075,000)	(2,200,000)
Net Increase/(Decrease)	(1,525,000)	2,350,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Ultra Buffer ETF - June		Innovator U.S. Equity Ultra Buffer ETF - July		Innovator U.S. Equity Ultra Buffer ETF - August
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(676,027)	$(425,885)	$(714,624)	$(395,628)	$(957,627)	$(327,182)
4,731,034	498,253	8,229,827	(1,277,626)	12,107,936	(1,402,620)
519,503	(783,495)	(6,333,218)	77,274	(8,227,601)	(1,622,835)
4,574,510	(711,127)	1,181,985	(1,595,980)	2,922,708	(3,352,637)

76,443,600	119,789,758	139,395,697	89,725,618	412,903,672	111,274,400
(121,810,847)	(25,425,937)	(52,670,440)	(67,210,810)	(154,422,560)	(72,056,085)
44,435	52,913	67,035	41,955	180,017	59,049
(45,322,812)	94,416,734	86,792,292	22,556,763	258,661,129	39,277,364
$(40,748,302)	$93,705,607	$87,974,277	$20,960,783	$261,583,837	$35,924,727

$114,860,138	$21,154,531	$73,649,644	$52,688,861	$82,307,526	$46,382,799
$74,111,836	$114,860,138	$161,623,921	$73,649,644	$343,891,363	$82,307,526

2,775,000	4,475,000	4,850,000	3,525,000	14,425,000	4,175,000
(4,400,000)	(925,000)	(1,925,000)	(2,575,000)	(5,425,000)	(2,625,000)
(1,625,000)	3,550,000	2,925,000	950,000	9,000,000	1,550,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator U.S. Equity Ultra Buffer ETF - September
	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment income/(loss)	$(843,844)	$(538,038)
Net realized gain/(loss)	15,585,594	(2,897,791)
Net change in unrealized appreciation/(depreciation)	(4,544,846)	757,056
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,196,904	(2,678,773)

Capital Share Transactions:
Proceeds from shares sold	103,096,440	154,017,692
Cost of shares redeemed	(182,756,658)	(59,931,218)
Transaction fees (see Note 5)	33,775	75,835
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(79,626,443)	94,162,309
Total Increase/(Decrease) in Net Assets	$(69,429,539)	$91,483,536

Net Assets:
Beginning of the period	$158,986,013	$67,502,477
End of the period	$89,556,474	$158,986,013

Change in Shares Outstanding:
Shares sold	3,525,000	5,900,000
Shares redeemed	(6,475,000)	(2,225,000)
Net Increase/(Decrease)	(2,950,000)	3,675,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator U.S. Equity Ultra Buffer ETF - October		Innovator U.S. Equity Ultra Buffer ETF - November		Innovator U.S. Equity Ultra Buffer ETF - December
Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

$(755,372)	$(574,255)	$(400,221)	$(329,373)	$(673,474)	$(344,192)
15,400,133	(2,697,559)	5,528,544	(2,208,402)	2,775,109	(2,071,436)
(3,736,511)	1,775,544	5,694	(9,302)	2,530,124	(506,813)
10,908,250	(1,496,270)	5,134,017	(2,547,077)	4,631,759	(2,922,441)

70,835,078	152,701,155	23,303,373	80,750,695	124,998,823	30,094,508
(91,694,255)	(100,855,685)	(51,171,567)	(36,086,448)	(106,342,178)	(12,938,490)
25,328	53,330	15,815	26,502	58,046	18,723
(20,833,849)	51,898,800	(27,852,379)	44,690,749	18,714,691	17,174,741
$(9,925,599)	$50,402,530	$(22,718,362)	$42,143,672	$23,346,450	$14,252,300

$113,221,009	$62,818,479	$53,125,922	$10,982,250	$46,311,342	$32,059,042
$103,295,410	$113,221,009	$30,407,560	$53,125,922	$69,657,792	$46,311,342

2,350,000	5,775,000	850,000	2,850,000	4,475,000	1,025,000
(3,125,000)	(3,800,000)	(1,750,000)	(1,300,000)	(3,700,000)	(450,000)
(775,000)	1,975,000	(900,000)	1,550,000	775,000	575,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator Premium Income 10 Barrier ETF - April	Innovator Premium Income 20 Barrier ETF - April
	Period Ended October 31, 2023 (a)	Period Ended October 31, 2023 (a)
Operations:
Net Investment income/(loss)	$200,177	$587,432
Net realized gain/(loss)	564,526	1,402,776
Net change in unrealized appreciation/(depreciation)	(373,244)	(751,040)
Net Increase/(Decrease) in Net Assets Resulting from Operations	391,459	1,239,168

Distributions to Shareholders:
Distributions to shareholders	413,273	1,080,306
Distributions from return of capital	56,909	-
Distribution to shareholders	470,182	1,080,306

Capital Share Transactions:
Proceeds from shares sold	10,547,182	33,265,223
Cost of shares redeemed	(2,465,720)	(6,879,773)
Transaction fees (see Note 5)	5,227	18,911
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	8,086,689	26,404,361
Total Increase/(Decrease) in Net Assets	$8,007,966	$26,563,223

Net Assets:
Beginning of the period	$–	$–
End of the period	$8,007,966	$26,563,223

Change in Shares Outstanding:
Shares sold	425,000	1,350,000
Shares redeemed	(100,000)	(275,000)
Net Increase/(Decrease)	325,000	1,075,000

(a)	Since Commencement of Operations on March 31, 2023.

(b)	Since Commencement of Operations on June 30, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator Premium Income 30 Barrier ETF - April	Innovator Premium Income 40 Barrier ETF - April	Innovator Premium Income 10 Barrier ETF - July	Innovator Premium Income 20 Barrier ETF - July	Innovator Premium Income 30 Barrier ETF - July	Innovator Premium Income 40 Barrier ETF - July
Period Ended October 31, 2023 (a)	Period Ended October 31, 2023 (a)	Period Ended October 31, 2023 (b)	Period Ended October 31, 2023 (b)	Period Ended October 31, 2023 (b)	Period Ended October 31, 2023 (b)

$1,047,609	$778,051	$56,707	$305,873	$353,370	$109,414
1,609,482	1,642,320	–	106,570	211,538	–
(946,173)	(1,330,499)	(72,957)	(292,130)	(242,195)	9,390
1,710,918	1,089,872	(16,250)	120,313	322,713	118,804

1,667,118	1,019,234	56,707	305,873	353,370	114,933
-	-	34,284	164,147	65,989	-
1,667,118	1,019,234	90,991	470,020	419,359	114,933

55,458,505	43,592,020	4,954,963	26,733,505	32,302,587	8,056,353
(6,790,045)	(10,455,635)	–	(1,228,730)	(3,745,855)	–
41,615	45,152	2,973	16,761	27,350	8,056
48,710,075	33,181,537	4,957,936	25,521,536	28,584,082	8,064,409
$48,753,875	$33,252,175	$4,850,695	$25,171,829	$28,487,436	$8,068,280

$–	$–	$–	$–	$–	$–
$48,753,875	$33,252,175	$4,850,695	$25,171,829	$28,487,436	$8,068,280

2,250,000	1,775,000	200,000	1,075,000	1,300,000	325,000
(275,000)	(425,000)	–	(50,000)	(150,000)	–
1,975,000	1,350,000	200,000	1,025,000	1,150,000	325,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Statements of Changes in Net Assets

	Innovator Premium Income 10 Barrier ETF - October	Innovator Premium Income 20 Barrier ETF - October
	Period Ended October 31, 2023 (a)	Period Ended October 31, 2023 (a)
Operations:
Net Investment income/(loss)	$8,482	$30,715
Net change in unrealized appreciation/(depreciation)	(15,879)	(31,054)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,397)	(339)

Distributions to Shareholders:
Distributions to shareholders	–	–
Distributions from return of capital	–	–
Distribution to shareholders	–	–

Capital Share Transactions:
Proceeds from shares sold	2,978,255	10,717,485
Transaction fees (see Note 5)	2,360	6,430
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	2,980,615	10,723,915
Total Increase/(Decrease) in Net Assets	$2,973,218	$10,723,576

Net Assets:
Beginning of the period	$–	$–
End of the period	$2,973,218	$10,723,576

Change in Shares Outstanding:
Shares sold	125,000	450,000
Shares redeemed	–	–
Net Increase/(Decrease)	125,000	450,000

(a)	Since Commencement of Operations on September 29, 2023.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Innovator Premium Income 30 Barrier ETF - October	Innovator Premium Income 40 Barrier ETF - October	Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly	Innovator U.S. Equity 10 Buffer ETF - Quarterly	Innovator Premium Income 9 Buffer ETF - October	Innovator Premium Income 15 Buffer ETF - October
Period Ended October 31, 2023 (a)	Period Ended October 31, 2023 (a)	Period Ended October 31, 2023 (a)	Period Ended October 31, 2023 (a)	Period Ended October 31, 2023 (a)	Period Ended October 31, 2023 (a)

$36,958	$22,204	$(3,740)	$(7,047)	$6,351	$17,869
(28,146)	(4,560)	(272,401)	(39,080)	(3,249)	(6,291)
8,812	17,644	(276,141)	(46,127)	3,102	11,578

–	–	–	–	6,351	17,869
–	–	–	–	8,763	18,403
–	–	–	–	15,114	36,272

13,700,488	6,537,468	12,884,708	24,930,057	2,373,913	7,123,752
10,960	6,537	6,122	12,145	1,187	3,562
13,711,448	6,544,005	12,890,830	24,942,202	2,375,100	7,127,314
$13,720,260	$6,561,649	$12,614,689	$24,896,075	$2,363,088	$7,102,620

$–	$–	$–	$–	$–	$–
$13,720,260	$6,561,649	$12,614,689	$24,896,075	$2,363,088	$7,102,620

575,000	275,000	500,000	975,000	100,000	300,000
–	–	–	–	–	–
575,000	275,000	500,000	975,000	100,000	300,000

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator U.S. Equity Buffer ETF - January
For the year ended 10/31/2023	$33.17	(0.28)	3.09	2.81	0.01	–
For the year ended 10/31/2022	$36.87	(0.27)	(3.45)	(3.72)	0.02	–
For the year ended 10/31/2021	$29.77	(0.27)	7.35	7.08	0.02	–
For the year ended 10/31/2020	$29.69	(0.23)	1.63 (d)	1.40	0.04	(1.36)
For the period 12/31/2018 (e) - 10/31/2019	$25.08	(0.19)	4.75	4.56	0.05	–
Innovator U.S. Equity Buffer ETF - February
For the year ended 10/31/2023	$29.62	(0.25)	3.38	3.13	0.01	–
For the year ended 10/31/2022	$31.63	(0.24)	(1.79)	(2.03)	0.02	–
For the year ended 10/31/2021	$25.09	(0.23)	6.75	6.52	0.02	–
For the period 1/31/2020 (e) - 10/31/2020	$24.52	(0.14)	0.69	0.55	0.02	–
Innovator U.S. Equity Buffer ETF - March
For the year ended 10/31/2023	$31.93	(0.27)	4.06	3.79	0.01	–
For the year ended 10/31/2022	$34.06	(0.26)	(1.88)	(2.14)	0.01	–
For the year ended 10/31/2021	$27.92	(0.25)	6.37	6.12	0.02	–
For the period 2/28/2020 (e) - 10/31/2020	$26.01	(0.14)	2.03	1.89	0.02	–
Innovator U.S. Equity Buffer ETF - April
For the year ended 10/31/2023	$30.83	(0.26)	3.84	3.58	0.01	–
For the year ended 10/31/2022	$32.79	(0.25)	(1.73)	(1.98)	0.02	–
For the year ended 10/31/2021	$28.41	(0.25)	4.61	4.36	0.02	–
For the year ended 10/31/2020	$26.64	(0.22)	1.95	1.73	0.04	–
For the period 3/29/2019 (e) - 10/31/2019	$24.95	(0.12)	1.79	1.67	0.02	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

(e)	Commencement of operations.
(f)	Includes broker interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses		Net investment income/(loss)	Portfolio turnover rate (c)

2.82	$35.99	8.50%	$148,460	0.79%		(0.78)%	0%
(3.70)	$33.17	(10.03)%	$142,636	0.79%		(0.79)%	0%
7.10	$36.87	23.85%	$150,240	0.79%		(0.79)%	0%
0.08	$29.77	4.99%	$125,767	0.79%		(0.79)%	0%
4.61	$29.69	18.38%	$22,267	0.80	% (f)	(0.80)%	0%

3.14	$32.76	10.62%	$99,929	0.79%		(0.78)%	0%
(2.01)	$29.62	(6.37)%	$68,860	0.79%		(0.79)%	0%
6.54	$31.63	26.08%	$86,203	0.79%		(0.79)%	0%
0.57	$25.09	2.32%	$37,008	0.79%		(0.79)%	0%

3.80	$35.73	11.89%	$87,536	0.79%		(0.78)%	0%
(2.13)	$31.93	(6.26)%	$76,635	0.79%		(0.79)%	0%
6.14	$34.06	21.98%	$62,164	0.79%		(0.79)%	0%
1.91	$27.92	7.36%	$23,735	0.79%		(0.79)%	0%

3.59	$34.42	11.65%	$151,433	0.79%		(0.78)%	0%
(1.96)	$30.83	(5.99)%	$115,595	0.79%		(0.79)%	0%
4.38	$32.79	15.40%	$122,956	0.79%		(0.79)%	0%
1.77	$28.41	6.65%	$69,609	0.79%		(0.79)%	0%
1.69	$26.64	6.78%	$41,295	0.79%		(0.79)%	121%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)
Innovator U.S. Equity Buffer ETF - May
For the year ended 10/31/2023	$29.07	(0.24)	1.76		1.52	0.01
For the year ended 10/31/2022	$32.55	(0.24)	(3.26)		(3.50)	0.02
For the year ended 10/31/2021	$27.92	(0.25)	4.86		4.61	0.02
For the period 4/30/2020 (d) - 10/31/2020	$25.63	(0.11)	2.39		2.28	0.01
Innovator U.S. Equity Buffer ETF - June
For the year ended 10/31/2023	$30.59	(0.25)	1.96		1.71	0.03
For the year ended 10/31/2022	$33.96	(0.25)	(3.14)		(3.39)	0.02
For the year ended 10/31/2021	$29.25	(0.26)	4.95		4.69	0.02
For the year ended 10/31/2020	$27.38	(0.22)	2.03		1.81	0.06
For the period 5/31/2019 (d) - 10/31/2019	$25.33	(0.09)	2.11		2.02	0.03
Innovator U.S. Equity Buffer ETF - July
For the year ended 10/31/2023	$30.83	(0.26)	3.32		3.06	0.02
For the year ended 10/31/2022	$32.69	(0.25)	(1.65	)(h)	(1.90)	0.04
For the year ended 10/31/2021	$27.94	(0.25)	4.97		4.72	0.03
For the year ended 10/31/2020	$26.55	(0.21)	1.56		1.35	0.04
For the year ended 10/31/2019	$24.61	(0.21)	2.09		1.88	0.06
Innovator U.S. Equity Buffer ETF - August
For the year ended 10/31/2023	$30.00	(0.25)	2.74		2.49	0.02
For the year ended 10/31/2022	$32.65	(0.25)	(2.43)		(2.68)	0.03
For the year ended 10/31/2021	$27.49	(0.24)	5.38		5.14	0.02
For the year ended 10/31/2020	$25.53	(0.21)	2.15		1.94	0.02
For the period 7/31/2019 (d) - 10/31/2019	$25.04	(0.05)	0.52		0.47	0.02

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Includes broker interest expense of 0.01%.
(f)	The total return for the period includes the impact of financial statement adjustments. This return differs from the actual performance a shareholder experienced over the period.
(g)	Includes extraordinary expense of 0.01%.
(h)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

					Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)		Net assets, end of period (000)	Expenses		Net investment income/(loss)	Portfolio turnover rate (c)

1.53	$30.60	5.29%		$110,940	0.79%		(0.78)%	0%
(3.48)	$29.07	(10.70)%		$175,858	0.79%		(0.79)%	0%
4.63	$32.55	16.58%		$82,190	0.79%		(0.79)%	0%
2.29	$27.92	8.94%		$16,055	0.79%		(0.79)%	0%

1.74	$32.33	5.69%		$101,031	0.79%		(0.78)%	0%
(3.37)	$30.59	(9.93)%		$76,474	0.79%		(0.79)%	0%
4.71	$33.96	16.12%		$81,509	0.79%		(0.79)%	0%
1.87	$29.25	6.81%		$32,172	0.79%		(0.79)%	0%
2.05	$27.38	8.10%		$4,792	0.80	%(e)	(0.80)%	0%

3.08	$33.91	9.98%		$341,615	0.79%		(0.78)%	0%
(1.86)	$30.83	(5.69)%		$170,341	0.79%		(0.79)%	0%
4.75	$32.69	17.53%		$183,066	0.79%		(0.79)%	0%
1.39	$27.94	5.24	%(f)	$67,755	0.79%		(0.79)%	4%
1.94	$26.55	7.89%		$83,639	0.81	%(e)(g)	(0.80)%	106%

2.51	$32.51	8.35%		$182,037	0.79%		(0.77)%	0%
(2.65)	$30.00	(8.13)%		$102,754	0.79%		(0.79)%	0%
5.16	$32.65	18.81%		$86,535	0.79%		(0.79)%	0%
1.96	$27.49	7.68%		$48,099	0.79%		(0.79)%	0%
0.49	$25.53	1.94%		$47,221	0.79%		(0.79)%	0%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator U.S. Equity Buffer ETF - September
For the year ended 10/31/2023	$30.33	(0.25)	3.05	2.80	0.01	–
For the year ended 10/31/2022	$32.66	(0.25)	(2.10)	(2.35)	0.02	–
For the year ended 10/31/2021	$26.40	(0.24)	6.47	6.23	0.03	–
For the year ended 10/31/2020	$25.31	(0.21)	1.59 (d)	1.38	0.07	(0.36)
For the period 8/30/2019 (e) - 10/31/2019	$24.59	(0.03)	0.73	0.70	0.02	–
Innovator U.S. Equity Buffer ETF - October
For the year ended 10/31/2023	$31.43	(0.26)	3.76	3.50	0.01	–
For the year ended 10/31/2022	$33.90	(0.26)	(2.24)	(2.50)	0.03	–
For the year ended 10/31/2021	$27.26	(0.25)	6.88	6.63	0.01	–
For the year ended 10/31/2020	$25.18	(0.20)	2.31	2.11	0.02	(0.05)
For the year ended 10/31/2019	$23.42	(0.20)	1.92	1.72	0.04	–
Innovator U.S. Equity Buffer ETF - November
For the year ended 10/31/2023	$29.74	(0.25)	2.47	2.22	0.01	–
For the year ended 10/31/2022	$32.21	(0.24)	(2.25)	(2.49)	0.02	–
For the year ended 10/31/2021	$27.31	(0.24)	5.12	4.88	0.02	–
For the year ended 10/31/2020	$25.53	(0.20)	1.92	1.72	0.06	–
For the period 10/31/2019 (e) - 10/31/2019	$25.53	–	–	–	–	–
Innovator U.S. Equity Buffer ETF - December
For the year ended 10/31/2023	$31.67	(0.27)	2.84	2.57	0.02	–
For the year ended 10/31/2022	$34.04	(0.26)	(2.14)	(2.40)	0.03	–
For the year ended 10/31/2021	$27.73	(0.25)	6.53	6.28	0.03	–
For the period 11/29/2019 (e) - 10/31/2020	$26.40	(0.19)	1.47	1.28	0.05	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

(e)	Commencement of operations.
(f)	Includes broker interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses		Net investment income/(loss)	Portfolio turnover rate (c)

2.81	$33.14	9.26%	$178,109	0.79%		(0.78)%	0%
(2.33)	$30.33	(7.13)%	$166,049	0.79%		(0.79)%	0%
6.26	$32.66	23.68%	$156,749	0.79%		(0.79)%	0%
1.09	$26.40	5.81%	$77,892	0.79%		(0.79)%	0%
0.72	$25.31	2.91%	$4,429	0.79%		(0.79)%	186%

3.51	$34.94	11.18%	$171,230	0.79%		(0.78)%	0%
(2.47)	$31.43	(7.29)%	$226,302	0.79%		(0.79)%	0%
6.64	$33.90	24.34%	$111,875	0.79%		(0.79)%	0%
2.08	$27.26	8.51%	$73,613	0.79%		(0.79)%	0%
1.76	$25.18	7.48%	$173,098	0.80	%(f)	(0.80)%	25%

2.23	$31.97	7.49%	$83,924	0.79%		(0.78)%	0%
(2.47)	$29.74	(7.65)%	$61,710	0.79%		(0.79)%	0%
4.90	$32.21	17.93%	$30,599	0.79%		(0.79)%	0%
1.78	$27.31	7.00%	$15,023	0.79%		(0.79)%	0%
–	$25.53	–	$2,553	–		–	–%

2.59	$34.26	8.18%	$95,930	0.79%		(0.78)%	0%
(2.37)	$31.67	(6.97)%	$103,722	0.79%		(0.79)%	0%
6.31	$34.04	22.76%	$57,874	0.79%		(0.79)%	0%
1.33	$27.73	5.04%	$24,958	0.79%		(0.79)%	146%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator U.S. Equity Power Buffer ETF - January	0
For the year ended 10/31/2023	$31.17	(0.26)	3.33	3.07	0.01	–
For the year ended 10/31/2022	$33.10	(0.25)	(1.70)	(1.95)	0.02	–
For the year ended 10/31/2021	$29.08	(0.25)	4.25	4.00	0.02	–
For the year ended 10/31/2020	$28.13	(0.22)	1.14	0.92	0.03	–
For the period 12/31/2018 (d) - 10/31/2019	$25.08	(0.18)	3.20	3.02	0.03	–
Innovator U.S. Equity Power Buffer ETF - February	0
For the year ended 10/31/2023	$27.84	(0.23)	2.40	2.17	0.01	–
For the year ended 10/31/2022	$29.01	(0.22)	(0.97)	(1.19)	0.02	–
For the year ended 10/31/2021	$25.03	(0.22)	4.18	3.96	0.02	–
For the period 1/31/2020 (d) - 10/31/2020	$24.52	(0.14)	0.63	0.49	0.02	–
Innovator U.S. Equity Power Buffer ETF - March	0
For the year ended 10/31/2023	$30.38	(0.25)	3.04	2.79	0.01	–
For the year ended 10/31/2022	$31.23	(0.24)	(0.63)	(0.87)	0.02	–
For the year ended 10/31/2021	$27.39	(0.24)	4.06	3.82	0.02	–
For the period 2/28/2020 (d) - 10/31/2020	$26.01	(0.14)	1.50	1.36	0.02	–
Innovator U.S. Equity Power Buffer ETF - April	0
For the year ended 10/31/2023	$27.80	(0.23)	2.65	2.42	0.02	–
For the year ended 10/31/2022	$29.04	(0.22)	(1.04)	(1.26)	0.02	–
For the year ended 10/31/2021	$26.54	(0.22)	2.70	2.48	0.02	–
For the year ended 10/31/2020	$26.31	(0.20)	1.20	1.00	0.03	(0.80)
For the period 3/29/2019 (d) - 10/31/2019	$24.95	(0.12)	1.46	1.34	0.02	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)

3.08	$34.25	9.91%	$569,465	0.79%	(0.78)%	0%
(1.93)	$31.17	(5.83)%	$448,795	0.79%	(0.79)%	0%
4.02	$33.10	13.82%	$294,561	0.79%	(0.79)%	0%
0.95	$29.08	3.38%	$288,597	0.79%	(0.79)%	0%
3.05	$28.13	12.15%	$67,507	0.79%	(0.79)%	0%

2.18	$30.02	7.84%	$442,802	0.79%	(0.78)%	0%
(1.17)	$27.84	(4.02)%	$239,416	0.79%	(0.79)%	0%
3.98	$29.01	15.90%	$170,407	0.79%	(0.79)%	0%
0.51	$25.03	2.06%	$115,121	0.79%	(0.79)%	0%

2.80	$33.18	9.24%	$377,427	0.79%	(0.78)%	0%
(0.85)	$30.38	(2.72)%	$226,295	0.79%	(0.79)%	0%
3.84	$31.23	14.01%	$117,875	0.79%	(0.79)%	0%
1.38	$27.39	5.30%	$71,895	0.79%	(0.79)%	0%

2.44	$30.24	8.78%	$579,804	0.79%	(0.78)%	0%
(1.24)	$27.80	(4.29)%	$308,534	0.79%	(0.79)%	0%
2.50	$29.04	9.45%	$242,503	0.79%	(0.79)%	0%
0.23	$26.54	4.00%	$187,078	0.79%	(0.79)%	0%
1.36	$26.31	5.44%	$129,561	0.79%	(0.79)%	126%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator U.S. Equity Power Buffer ETF - May
For the year ended 10/31/2023	$28.02	(0.23)	1.38		1.15	0.02	–
For the year ended 10/31/2022	$30.23	(0.23)	(2.00)		(2.23)	0.02	–
For the year ended 10/31/2021	$27.34	(0.23)	3.10		2.87	0.02	–
For the period 4/30/2020 (d) - 10/31/2020	$25.63	(0.11)	1.80		1.69	0.02	–
Innovator U.S. Equity Power Buffer ETF - June
For the year ended 10/31/2023	$29.69	(0.24)	1.58		1.34	0.01	–
For the year ended 10/31/2022	$31.87	(0.24)	(1.96)		(2.20)	0.02	–
For the year ended 10/31/2021	$28.88	(0.24)	3.20		2.96	0.03	–
For the year ended 10/31/2020	$26.74	(0.22)	2.30		2.08	0.06	–
For the period 5/31/2019 (d) - 10/31/2019	$25.33	(0.09)	1.48		1.39	0.02	–
Innovator U.S. Equity Power Buffer ETF - July
For the year ended 10/31/2023	$29.90	(0.25)	3.64		3.39	0.02	–
For the year ended 10/31/2022	$30.38	(0.24)	(0.27	)(e)	(0.51)	0.03	–
For the year ended 10/31/2021	$27.43	(0.23)	3.16		2.93	0.02	–
For the year ended 10/31/2020	$26.36	(0.21)	1.46		1.25	0.04	(0.22)
For the year ended 10/31/2019	$24.75	(0.20)	1.77		1.57	0.04	–
Innovator U.S. Equity Power Buffer ETF - August
For the year ended 10/31/2023	$28.21	(0.23)	2.69		2.46	0.02	–
For the year ended 10/31/2022	$30.00	(0.23)	(1.58)		(1.81)	0.02	–
For the year ended 10/31/2021	$26.86	(0.23)	3.35		3.12	0.02	–
For the year ended 10/31/2020	$25.45	(0.21)	1.93		1.72	0.03	(0.34)
For the period 7/31/2019 (d) - 10/31/2019	$25.04	(0.05)	0.44		0.39	0.02	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)

1.17	$29.19	4.19%	$459,063	0.79%	(0.78)%	0%
(2.21)	$28.02	(7.30)%	$392,967	0.79%	(0.79)%	0%
2.89	$30.23	10.54%	$238,780	0.79%	(0.79)%	0%
1.71	$27.34	6.69%	$65,626	0.79%	(0.79)%	0%

1.35	$31.04	4.54%	$521,398	0.79%	(0.78)%	0%
(2.18)	$29.69	(6.84)%	$344,365	0.79%	(0.79)%	0%
2.99	$31.87	10.34%	$152,966	0.79%	(0.79)%	0%
2.14	$28.88	8.00%	$94,588	0.79%	(0.79)%	0%
1.41	$26.74	5.58%	$20,057	0.79%	(0.79)%	0%

3.41	$33.31	11.41%	$999,374	0.79%	(0.78)%	0%
(0.48)	$29.90	(1.59)%	$503,828	0.79%	(0.79)%	0%
2.95	$30.38	10.78%	$218,755	0.79%	(0.79)%	0%
1.07	$27.43	4.89%	$111,759	0.79%	(0.79)%	15%
1.61	$26.36	6.53%	$92,273	0.79%	(0.79)%	137%

2.48	$30.69	8.82%	$886,281	0.79%	(0.78)%	0%
(1.79)	$28.21	(5.98)%	$435,772	0.79%	(0.79)%	0%
3.14	$30.00	11.68%	$185,991	0.79%	(0.79)%	0%
1.41	$26.86	6.95%	$109,458	0.79%	(0.79)%	0%
0.41	$25.45	1.65%	$116,446	0.79%	(0.79)%	0%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator U.S. Equity Power Buffer ETF - September
For the year ended 10/31/2023	$29.10	(0.24)	3.17		2.93	0.01	–
For the year ended 10/31/2022	$29.97	(0.23)	(0.67)		(0.90)	0.03	–
For the year ended 10/31/2021	$26.01	(0.23)	4.17		3.94	0.02	–
For the year ended 10/31/2020	$25.15	(0.21)	1.01	(d)	0.80	0.06	–
For the period 8/30/2019 (e) - 10/31/2019	$24.59	(0.03)	0.58		0.55	0.01	–
Innovator U.S. Equity Power Buffer ETF – October
For the year ended 10/31/2023	$29.72	(0.25)	4.12		3.87	0.01	–
For the year ended 10/31/2022	$30.04	(0.23)	(0.13	)(d)	(0.36)	0.04	–
For the year ended 10/31/2021	$26.02	(0.23)	4.23		4.00	0.02	–
For the year ended 10/31/2020	$25.16	(0.20)	1.60		1.40	0.02	(0.56)
For the year ended 10/31/2019	$23.54	(0.20)	1.79		1.59	0.03	–
Innovator U.S. Equity Power Buffer ETF - November
For the year ended 10/31/2023	$30.01	(0.25)	2.49		2.24	0.01	–
For the year ended 10/31/2022	$30.52	(0.23)	(0.31)		(0.54)	0.03	–
For the year ended 10/31/2021	$27.30	(0.23)	3.44		3.21	0.01	–
For the year ended 10/31/2020	$25.53	(0.21)	1.94		1.73	0.04	–
For the period 10/31/2019 (e) - 10/31/2019	$25.53	–	–		–	–	–
Innovator U.S. Equity Power Buffer ETF - December
For the year ended 10/31/2023	$30.03	(0.25)	1.84		1.59	0.02	–
For the year ended 10/31/2022	$31.01	(0.24)	(0.75)		(0.99)	0.01	–
For the year ended 10/31/2021	$27.42	(0.24)	3.80		3.56	0.03	–
For the period 11/29/2019 (e) - 10/31/2020	$26.40	(0.19)	1.17		0.98	0.04	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

(e)	Commencement of operations.
(f)	Includes broker interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses		Net investment income/(loss)	Portfolio turnover rate (c)

2.94	$32.04	10.09%	$691,242	0.79%		(0.78)%	0%
(0.87)	$29.10	(2.90)%	$547,143	0.79%		(0.79)%	0%
3.96	$29.97	15.24%	$303,473	0.79%		(0.79)%	0%
0.86	$26.01	3.40%	$287,388	0.79%		(0.79)%	3%
0.56	$25.15	2.29%	$20,122	0.79%		(0.79)%	127%

3.88	$33.60	13.04%	$725,754	0.79%		(0.78)%	0%
(0.32)	$29.72	(1.05)%	$649,488	0.79%		(0.79)%	0%
4.02	$30.04	15.44%	$209,533	0.79%		(0.79)%	0%
0.86	$26.02	5.74%	$189,967	0.79%		(0.79)%	0%
1.62	$25.16	6.90%	$311,363	0.80	%(f)	(0.79)%	3%

2.25	$32.26	7.50%	$623,382	0.79%		(0.78)%	0%
(0.51)	$30.01	(1.67)%	$317,389	0.79%		(0.79)%	0%
3.22	$30.52	11.80%	$79,343	0.79%		(0.79)%	0%
1.77	$27.30	6.94%	$38,217	0.79%		(0.79)%	0%
–	$25.53	–	$2,553	–		–	–%

1.61	$31.64	5.38%	$563,211	0.79%		(0.77)%	0%
(0.98)	$30.03	(3.16)%	$207,929	0.79%		(0.79)%	0%
3.59	$31.01	13.10%	$108,520	0.79%		(0.79)%	0%
1.02	$27.42	3.85%	$65,111	0.79%		(0.79)%	141%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/ (loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator U.S. Equity Ultra Buffer ETF - January
For the year ended 10/31/2023	$29.55	(0.24)	2.86		2.62	0.01	–
For the year ended 10/31/2022	$31.37	(0.23)	(1.62)		(1.85)	0.03	–
For the year ended 10/31/2021	$28.36	(0.24)	3.23		2.99	0.02	–
For the year ended 10/31/2020	$27.69	(0.22)	0.86		0.64	0.03	–
For the period 12/31/2018 (d) - 10/31/2019	$25.08	(0.18)	2.77		2.59	0.02	–
Innovator U.S. Equity Ultra Buffer ETF - February
For the year ended 10/31/2023	$26.35	(0.21)	0.95		0.74	0.01	–
For the year ended 10/31/2022	$27.80	(0.21)	(1.25)		(1.46)	0.01	–
For the year ended 10/31/2021	$24.91	(0.21)	3.08		2.87	0.02	–
For the period 1/31/2020 (d) - 10/31/2020	$24.52	(0.14)	0.50		0.36	0.03	–
Innovator U.S. Equity Ultra Buffer ETF - March
For the year ended 10/31/2023	$28.33	(0.23)	1.37		1.14	0.02	–
For the year ended 10/31/2022	$29.56	(0.23)	(1.02)		(1.25)	0.02	–
For the year ended 10/31/2021	$26.93	(0.23)	2.84		2.61	0.02	–
For the period 2/28/2020 (d) - 10/31/2020	$26.01	(0.14)	1.03		0.89	0.03	–
Innovator U.S. Equity Ultra Buffer ETF - April
For the year ended 10/31/2023	$24.83	(0.20)	0.84		0.64	0.01	–
For the year ended 10/31/2022	$26.02	(0.20)	(1.01)		(1.21)	0.02	–
For the year ended 10/31/2021	$24.47	(0.20)	1.72		1.52	0.03	–
For the year ended 10/31/2020	$26.22	(0.19)	(1.01	)(e)	(1.20)	0.02	(0.57)
For the period 3/29/2019 (d) - 10/31/2019	$24.95	(0.12)	1.37		1.25	0.02	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/ (loss)	Portfolio turnover rate (c)

2.63	$32.18	8.93%	$115,864	0.79%	(0.79)%	0%
(1.82)	$29.55	(5.82)%	$283,638	0.79%	(0.79)%	0%
3.01	$31.37	10.62%	$86,274	0.79%	(0.79)%	0%
0.67	$28.36	2.44%	$112,023	0.79%	(0.79)%	0%
2.61	$27.69	10.39%	$30,455	0.79%	(0.79)%	0%

0.75	$27.10	2.85%	$49,458	0.79%	(0.78)%	0%
(1.45)	$26.35	(5.21)%	$53,358	0.79%	(0.79)%	0%
2.89	$27.80	11.61%	$26,409	0.79%	(0.79)%	0%
0.39	$24.91	1.58%	$31,757	0.79%	(0.79)%	0%

1.16	$29.49	4.09%	$44,967	0.79%	(0.79)%	0%
(1.23)	$28.33	(4.15)%	$69,406	0.79%	(0.79)%	0%
2.63	$29.56	9.76%	$33,251	0.79%	(0.79)%	0%
0.92	$26.93	3.53%	$28,275	0.79%	(0.79)%	0%

0.65	$25.48	2.62%	$95,533	0.79%	(0.78)%	0%
(1.19)	$24.83	(4.59)%	$122,886	0.79%	(0.78)%	0%
1.55	$26.02	6.31%	$57,242	0.79%	(0.79)%	0%
(1.75)	$24.47	(4.59)%	$30,594	0.79%	(0.79)%	0%
1.27	$26.22	5.07%	$19,006	0.79%	(0.79)%	106%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator U.S. Equity Ultra Buffer ETF - May
For the year ended 10/31/2023	$26.33	(0.21)	1.21		1.00	0.01	–
For the year ended 10/31/2022	$28.52	(0.21)	(2.01)		(2.22)	0.03	–
For the year ended 10/31/2021	$26.67	(0.22)	2.05		1.83	0.02	–
For the period 4/30/2020 (d) - 10/31/2020	$25.63	(0.11)	1.14		1.03	0.01	–
Innovator U.S. Equity Ultra Buffer ETF - June
For the year ended 10/31/2023	$26.87	(0.22)	1.31		1.09	0.01	–
For the year ended 10/31/2022	$29.18	(0.21)	(2.13	)(f)	(2.34)	0.03	–
For the year ended 10/31/2021	$27.24	(0.23)	2.14		1.91	0.03	–
For the year ended 10/31/2020	$26.65	(0.21)	1.74		1.53	0.08	(1.02)
For the period 5/31/2019 (d) - 10/31/2019	$25.33	(0.09)	1.37		1.28	0.04	–
Innovator U.S. Equity Ultra Buffer ETF - July
For the year ended 10/31/2023	$25.62	(0.21)	2.44		2.23	0.02	–
For the year ended 10/31/2022	$27.37	(0.21)	(1.56)		(1.77)	0.02	–
For the year ended 10/31/2021	$25.54	(0.21)	2.02		1.81	0.02	–
For the year ended 10/31/2020	$26.31	(0.20)	1.01		0.81	0.04	(1.62)
For the year ended 10/31/2019	$24.68	(0.20)	1.78		1.58	0.05	–
Innovator U.S. Equity Ultra Buffer ETF - August
For the year ended 10/31/2023	$26.13	(0.21)	2.34		2.13	0.04	–
For the year ended 10/31/2022	$28.99	(0.22)	(2.68)		(2.90)	0.04	–
For the year ended 10/31/2021	$26.87	(0.22)	2.32		2.10	0.02	–
For the year ended 10/31/2020	$25.45	(0.21)	1.81		1.60	0.03	(0.21)
For the period 7/31/2019 (d) - 10/31/2019	$25.04	(0.05)	0.44		0.39	0.02	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Includes broker interest expense of 0.01%.
(f)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses		Net investment income/(loss)	Portfolio turnover rate (c)

1.01	$27.34	3.83%	$61,507	0.79%		(0.78)%	0%
(2.19)	$26.33	(7.67)%	$99,394	0.79%		(0.79)%	0%
1.85	$28.52	6.91%	$40,634	0.79%		(0.79)%	0%
1.04	$26.67	4.06%	$10,669	0.79%		(0.79)%	0%

1.10	$27.97	4.09%	$74,112	0.79%		(0.78)%	0%
(2.31)	$26.87	(7.92)%	$114,860	0.79%		(0.79)%	0%
1.94	$29.18	7.10%	$21,155	0.79%		(0.79)%	0%
0.59	$27.24	6.26%	$14,984	0.79%		(0.79)%	0%
1.32	$26.65	5.19%	$2,665	0.80	%(e)	(0.80)%	0%

2.25	$27.87	8.78%	$161,624	0.79%		(0.77)%	0%
(1.75)	$25.62	(6.41)%	$73,650	0.79%		(0.79)%	0%
1.83	$27.37	7.18%	$52,689	0.79%		(0.79)%	0%
(0.77)	$25.54	3.37%	$39,583	0.79%		(0.79)%	1%
1.63	$26.31	6.62%	$38,809	0.79%		(0.79)%	27%

2.17	$28.30	8.32%	$343,891	0.79%		(0.77)%	0%
(2.86)	$26.13	(9.87)%	$82,308	0.79%		(0.79)%	0%
2.12	$28.99	7.89%	$46,383	0.79%		(0.79)%	0%
1.42	$26.87	6.46%	$45,679	0.79%		(0.79)%	0%
0.41	$25.45	1.64%	$18,452	0.79%		(0.79)%	0%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/ (loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)	Distributions Paid to Shareholders: Paid from realized gains
Innovator U.S. Equity Ultra Buffer ETF - September
For the year ended 10/31/2023	$26.28	(0.22)	2.82	2.60	0.01	–
For the year ended 10/31/2022	$28.42	(0.21)	(1.96)	(2.17)	0.03	–
For the year ended 10/31/2021	$25.83	(0.22)	2.78	2.56	0.03	–
For the year ended 10/31/2020	$25.02	(0.20)	1.09	0.89	0.08	(0.16)
For the period 8/30/2019 (d) - 10/31/2019	$24.59	(0.03)	0.43	0.40	0.03	–
Innovator U.S. Equity Ultra Buffer ETF - October
For the year ended 10/31/2023	$26.96	(0.22)	3.41	3.19	0.01	–
For the year ended 10/31/2022	$28.23	(0.22)	(1.07)	(1.29)	0.02	–
For the year ended 10/31/2021	$25.70	(0.22)	2.74	2.52	0.01	–
For the year ended 10/31/2020	$25.05	(0.20)	1.41	1.21	0.02	(0.58)
For the year ended 10/31/2019	$23.64	(0.19)	1.58	1.39	0.02	–
Innovator U.S. Equity Ultra Buffer ETF - November
For the year ended 10/31/2023	$27.60	(0.23)	2.29	2.06	0.01	–
For the year ended 10/31/2022	$29.29	(0.22)	(1.49)	(1.71)	0.02	–
For the year ended 10/31/2021	$27.28	(0.23)	2.22	1.99	0.02	–
For the year ended 10/31/2020	$25.53	(0.21)	1.94	1.73	0.02	–
For the period 10/31/2019 (d) - 10/31/2019	$25.53	–	–	–	–	–
Innovator U.S. Equity Ultra Buffer ETF - December
For the year ended 10/31/2023	$28.07	(0.22)	0.85 (f)	0.63	0.02	–
For the year ended 10/31/2022	$29.82	(0.23)	(1.53)	(1.76)	0.01	–
For the year ended 10/31/2021	$27.15	0.23	2.87	2.64	0.03	–
For the period 11/29/2019 (d) - 10/31/2020	$26.40	(0.19)	0.91	0.72	0.03	–

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)	Includes broker interest expense of 0.01%.
(f)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses		Net investment income/(loss)	Portfolio turnover rate (c)

2.61	$28.89	9.93%	$89,556	0.79%		(0.78)%	0%
(2.14)	$26.28	(7.54)%	$158,986	0.79%		(0.79)%	0%
2.59	$28.42	10.03%	$67,502	0.79%		(0.79)%	0%
0.81	$25.83	3.90%	$65,221	0.79%		(0.79)%	35%
0.43	$25.02	1.76%	$5,005	0.79%		(0.79)%	152%

3.20	$30.16	11.88%	$103,295	0.79%		(0.78)%	0%
(1.27)	$26.96	(4.52)%	$113,221	0.79%		(0.79)%	0%
2.53	$28.23	9.85%	$62,818	0.79%		(0.79)%	0%
0.65	$25.70	5.00%	$105,376	0.79%		(0.79)%	0%
1.41	$25.05	5.98%	$135,912	0.80	%(e)	(0.79)%	4%

2.07	$29.67	7.48%	$30,408	0.79%		(0.78)%	0%
(1.69)	$27.60	(5.76)%	$53,126	0.79%		(0.79)%	0%
2.01	$29.29	7.36%	$10,982	0.79%		(0.79)%	0%
1.75	$27.28	6.88%	$8,867	0.79%		(0.79)%	0%
–	$25.53	–	$2,553	–		–	–%

0.65	$28.72	2.34%	$69,658	0.79%		(0.78)%	0%
(1.75)	$28.07	(5.88)%	$46,311	0.79%		(0.79)%	0%
2.67	$29.82	9.85%	$32,059	0.79%		(0.79)%	0%
0.75	$27.15	2.84%	$23,756	0.79%		(0.79)%	160%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/ (loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)
Innovator Premium Income 10 Barrier ETF - April
For the period 3/31/2023 (d) - 10/31/2023	$24.46	0.61	0.69	1.30	0.02
Innovator Premium Income 20 Barrier ETF - April
For the period 3/31/2023 (d) - 10/31/2023	$24.46	0.59	0.61	1.20	0.02
Innovator Premium Income 30 Barrier ETF - April
For the period 3/31/2023 (d) - 10/31/2023	$24.46	0.58	0.43	1.01	0.02
Innovator Premium Income 40 Barrier ETF - April
For the period 3/31/2023 (d) - 10/31/2023	$24.46	0.56	0.25	0.81	0.03

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

				Ratios/Supplemental Data:

Distributions Paid to Shareholders:								Ratio to Average Net Assets of: (a)
Paid from net investment income	Paid from realized capital gains	Paid from return of capital	Total Distributions Paid	Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)

(0.68)	(0.32)	(0.14)	(1.14)	0.18	$24.64	5.44%	$8,008	0.79%	4.27%	0%

(0.79)	(0.18)	-	(0.97)	0.25	$24.71	5.04%	$26,563	0.79%	4.10%	0%

(0.66)	(0.14)	-	(0.80)	0.23	$24.69	4.23%	$48,754	0.79%	4.08%	0%

(0.62)	(0.05)	-	(0.67)	0.17	$24.63	3.49%	$33,252	0.79%	3.98%	0%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:				Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/ (loss) (b)	Net realized and unrealized gain/(loss)		Total From Investment Operations	Transaction fees (see Note 5)
Innovator Premium Income 10 Barrier ETF - July
For the period 6/30/2023 (d) - 10/31/2023	$24.73	0.40	(0.38)		0.02	0.02
Innovator Premium Income 20 Barrier ETF - July
For the period 6/30/2023 (d) - 10/31/2023	$24.72	0.39	(0.11	)(e)	0.28	0.02
Innovator Premium Income 30 Barrier ETF - July
For the period 6/30/2023 (d) - 10/31/2023	$24.73	0.39	0.02	(e)	0.41	0.03
Innovator Premium Income 40 Barrier ETF - July
For the period 6/30/2023 (d) - 10/31/2023	$24.73	0.39	0.03		0.42	0.03

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.
(e)

Net realized and unrealized gain/(loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statement of Operations due to share transactions for the period.

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

					Ratios/Supplemental Data:

Distributions Paid to Shareholders:									Ratio to Average Net Assets of: (a)
Paid from net investment income	Paid from realized capital gains		Paid from return of capital	Total Distributions Paid	Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate (c)

(0.32)	-		(0.20)	(0.52)	(0.48)	$24.25	0.17%	$4,851	0.79%	4.94%	0%

(0.30)	-		(0.16)	(0.46)	(0.16)	$24.56	1.20%	$25,172	0.79%	4.86%	0%

(0.34)	-		(0.06)	(0.40)	0.04	$24.77	1.79%	$28,487	0.79%	4.77%	0%

(0.35)	-	(f)	-	(0.35)	0.10	$24.83	1.82%	$8,068	0.79%	4.77%	0%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/ (loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)
Innovator Premium Income 10 Barrier ETF - October
For the period 9/29/2023 (d) - 10/31/2023	$23.82	0.09	(0.15)	(0.06)	0.03
Innovator Premium Income 20 Barrier ETF - October
For the period 9/29/2023 (d) - 10/31/2023	$23.82	0.09	(0.10)	(0.01)	0.02
Innovator Premium Income 30 Barrier ETF - October
For the period 9/29/2023 (d) - 10/31/2023	$23.82	0.09	(0.08)	0.01	0.03
Innovator Premium Income 40 Barrier ETF - October
For the period 9/29/2023 (d) - 10/31/2023	$23.82	0.09	(0.08)	0.01	0.03

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

		Ratios/Supplemental Data:

				Ratio to Average Net Assets of: (a)
Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/ (loss)	Portfolio turnover rate (c)

(0.03)	$23.79	(0.14)%	$2,973	0.79%	4.96%	0%

0.01	$23.83	0.04%	$10,724	0.79%	5.08%	0%

0.04	$23.86	0.17%	$13,720	0.79%	5.06%	0%

0.04	$23.86	0.17%	$6,562	0.79%	4.90%	0%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Financial Highlights

	Per Share Operating Performance (For a share outstanding throughout each period)

		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/(loss) (b)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees (see Note 5)
Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly
For the period 9/29/2023 (d) - 10/31/2023	$25.61	(0.01)	(0.39)	(0.40)	0.02
Innovator U.S. Equity 10 Buffer ETF - Quarterly
For the period 9/29/2023 (d) - 10/31/2023	$25.61	(0.01)	(0.09)	(0.10)	0.02
Innovator Premium Income 9 Buffer ETF - October
For the period 9/29/2023 (d) - 10/31/2023	$23.74	0.09	(0.07)	0.02	0.02
Innovator Premium Income 15 Buffer ETF - October
For the period 9/29/2023 (d) - 10/31/2023	$23.73	0.09	(0.03)	0.06	0.02

(a)	Annualized for periods less than one year.
(b)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(c)	Not annualized for periods less than one year.
(d)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

			Ratios/Supplemental Data:

Distributions Paid to Shareholders							Ratio to Average Net Assets of: (a)
Paid from net investment income	Paid from return of capital	Total Distributions Paid	Change in Net Asset Value for the Period	Net Asset Value, End of Period	Total return (c)	Net assets, end of period (000)	Expenses	Net investment income/ (loss)	Portfolio turnover rate (c)

-	-	-	(0.38)	$25.23	(1.49)%	$12,615	0.69%	(0.68)%	0%

-	-	-	(0.08)	$25.53	(0.30)%	$24,896	0.69%	(0.68)%	0%

(0.06)	(0.09)	(0.15)	(0.11)	$23.63	0.18%	$2,363	0.79%	5.14%	0%

(0.06)	(0.07)	(0.13)	(0.05)	$23.68	0.32%	$7,103	0.79%	4.97%	0%

The accompanying notes are an integral part of these financial statements.

INNOVATOR ETFs TRUST

Notes to Financial Statements

1.	ORGANIZATION

Innovator ETFs Trust (the “Trust”) was organized under Delaware law as a Delaware statutory trust on October 17, 2007, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Trust currently consists of multiple operational series, of which fifty-two are covered in this report, collectively the (“Funds”):

Name	Ticker	Commencement of Operations	Tracking Index/Fund
Innovator U.S. Equity Buffer ETF – January	BJAN	December 31, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – February	BFEB	January 31, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – March	BMAR	February 28, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – April	BAPR	March 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – May	BMAY	April 30, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – June	BJUN	May 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – July	BJUL	August 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – August	BAUG	July 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – September	BSEP	August 30, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – October	BOCT	September 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – November	BNOV	October 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Buffer ETF – December	BDEC	November 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – January	PJAN	December 31, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – February	PFEB	January 31, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – March	PMAR	February 28, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – April	PAPR	March 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – May	PMAY	April 30, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – June	PJUN	May 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – July	PJUL	August 7, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – August	PAUG	July 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – September	PSEP	August 30, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – October	POCT	September 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – November	PNOV	October 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Power Buffer ETF – December	PDEC	November 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – January	UJAN	December 31, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – February	UFEB	January 31, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – March	UMAR	February 28, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – April	UAPR	March 29, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – May	UMAY	April 30, 2020	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – June	UJUN	May 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – July	UJUL	August 7, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – August	UAUG	July 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – September	USEP	August 30, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – October	UOCT	September 28, 2018	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – November	UNOV	October 31, 2019	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Ultra Buffer ETF – December	UDEC	November 29, 2019	SPDR S&P 500® ETF Trust
Innovator Premium Income 10 Barrier ETF - April	APRD	March 31, 2023	S&P 500® Index
Innovator Premium Income 20 Barrier ETF - April	APRH	March 31, 2023	S&P 500® Index
Innovator Premium Income 30 Barrier ETF - April	APRJ	March 31, 2023	S&P 500® Index
Innovator Premium Income 40 Barrier ETF - April	APRQ	March 31, 2023	S&P 500® Index
Innovator Premium Income 10 Barrier ETF - July	JULD	June 30, 2023	S&P 500® Index
Innovator Premium Income 20 Barrier ETF - July	JULH	June 30, 2023	S&P 500® Index
Innovator Premium Income 30 Barrier ETF - July	JULJ	June 30, 2023	S&P 500® Index
Innovator Premium Income 40 Barrier ETF - July	JULQ	June 30, 2023	S&P 500® Index
Innovator Premium Income 10 Barrier ETF - October	OCTD	September 29, 2023	S&P 500® Index
Innovator Premium Income 20 Barrier ETF - October	OCTH	September 29, 2023	S&P 500® Index
Innovator Premium Income 30 Barrier ETF - October	OCTJ	September 29, 2023	S&P 500® Index
Innovator Premium Income 40 Barrier ETF - October	OCTQ	September 29, 2023	S&P 500® Index
Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly	EALT	September 29, 2023	SPDR S&P 500® ETF Trust
Innovator U.S. Equity 10 Buffer ETF - Quarterly	ZALT	September 29, 2023	SPDR S&P 500® ETF Trust
Innovator Premium Income 9 Buffer ETF - October	HOCT	September 29, 2023	SPDR S&P 500® ETF Trust
Innovator Premium Income 15 Buffer ETF - October	LOCT	September 29, 2023	SPDR S&P 500® ETF Trust

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

The operational series of the Trust covered outside of this report consist of:

Name	Ticker	Commencement of Operations	Tracking Index/Fund
Innovator IBD® 50 ETF	FFTY	April 8, 2015	IBD® 50 Index
Innovator IBD® Breakout Opportunities ETF	BOUT	September 12, 2018	IBD® Breakout Stocks Index
Innovator Deepwater Frontier Tech ETF	LOUP	July 24, 2018	Loup Frontier Tech Index
Innovator S&P Investment Grade Preferred ETF	EPRF	May 23, 2016	S&P U.S. High Quality Preferred Stock Index
Innovator Laddered Allocation Buffer ETF	BUFB	February 8, 2022	MerQube U.S. Large Cap Equity Buffer Laddered Index
Innovator Laddered Allocation Power Buffer ETF	BUFF	October 19, 2016	Refinitiv Laddered Power Buffer Strategy Index
Innovator Buffer Step-Up Strategy ETF	BSTP	March 7, 2022	SPDR S&P 500® ETF Trust
Innovator Power Buffer Step-Up Strategy ETF	PSTP	March 7, 2022	SPDR S&P 500® ETF Trust
Innovator Hedged TSLA Strategy ETF	TSLH	July 25, 2022	Tesla, Inc.
Innovator Uncapped Accelerated U.S. Equity ETF	XUSP	August 10, 2022	SPDR S&P 500® ETF Trust
Innovator Equity Managed Floor ETF	SFLR	November 8, 2022	SPDR S&P 500® ETF Trust
Innovator Gradient Tactical Rotation Strategy ETF	IGTR	November 16, 2022	S&P Global Broad Market Index
Innovator Emerging Markets Power Buffer ETF - January	EJAN	December 31, 2019	iShares MSCI Emerging Markets ETF
Innovator Emerging Markets Power Buffer ETF - April	EAPR	March 31, 2021	iShares MSCI Emerging Markets ETF
Innovator Emerging Markets Power Buffer ETF - July	EJUL	June 28, 2019	iShares MSCI Emerging Markets ETF
Innovator Emerging Markets Power Buffer ETF - October	EOCT	September 30, 2021	iShares MSCI Emerging Markets ETF
Innovator International Developed Power Buffer ETF - January	IJAN	December 31, 2019	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - April	IAPR	March 31, 2021	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - July	IJUL	June 28, 2019	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - September	ISEP	August 31, 2023	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - October	IOCT	September 30, 2021	iShares MSCI EAFE ETF
Innovator International Developed Power Buffer ETF - November	INOV	October 31, 2023	iShares MSCI EAFE ETF
Innovator 20+ Year Treasury Bond 9 Buffer ETF - July	TBJL	August 17, 2020	iShares 20+ Year Treasury Bond ETF
Innovator 20+ Year Treasury Bond 5 Floor ETF - Quarterly	TFJL	August 17, 2020	iShares 20+ Year Treasury Bond ETF
Innovator Defined Wealth Shield ETF	BALT	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator Double Stacker ETF - January	DSJA	December 31, 2020	SPDR S&P 500® ETF Trust and Invesco QQQ Trust
Innovator Triple Stacker ETF - January	TSJA	December 31, 2020	SPDR S&P 500® ETF Trust, Invesco QQQ Trust and iShares Russell 2000 ETF
Innovator Double Stacker 9 Buffer ETF - January	DBJA	December 31, 2020	SPDR S&P 500® ETF Trust and Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - January	NJAN	December 31, 2019	Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - April	NAPR	March 31, 2020	Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - July	NJUL	June 30, 2020	Invesco QQQ Trust
Innovator Growth-100 Power Buffer ETF - October	NOCT	September 30, 2019	Invesco QQQ Trust
Innovator U.S. Small Cap Power Buffer ETF - January	KJAN	December 31, 2019	iShares Russell 2000 ETF
Innovator U.S. Small Cap Power Buffer ETF - April	KAPR	March 31, 2020	iShares Russell 2000 ETF
Innovator U.S. Small Cap Power Buffer ETF - July	KJUL	June 30, 2020	iShares Russell 2000 ETF
Innovator U.S. Small Cap Power Buffer ETF - October	KOCT	September 30, 2019	iShares Russell 2000 ETF
Innovator U.S. Equity Accelerated ETF - January	XDJA	December 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated ETF - April	XDAP	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated ETF - July	XDJL	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated ETF - October	XDOC	September 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - January	XTJA	December 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - April	XTAP	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - July	XTJL	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated Plus ETF - October	XTOC	September 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - January	XBJA	December 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - April	XBAP	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - July	XBJL	June 30, 2021	SPDR S&P 500® ETF Trust
Innovator U.S. Equity Accelerated 9 Buffer ETF - October	XBOC	September 30, 2021	SPDR S&P 500® ETF Trust
Innovator Growth Accelerated Plus ETF - January	QTJA	December 31, 2021	Invesco QQQ Trust
Innovator Growth Accelerated Plus ETF - April	QTAP	March 31, 2021	Invesco QQQ Trust
Innovator Growth Accelerated Plus ETF - July	QTJL	June 30, 2021	Invesco QQQ Trust
Innovator Growth Accelerated Plus ETF - October	QTOC	September 30, 2021	Invesco QQQ Trust
Innovator U.S. Equity Accelerated ETF - Quarterly	XDSQ	March 31, 2021	SPDR S&P 500® ETF Trust
Innovator Growth Accelerated ETF - Quarterly	XDQQ	March 31, 2021	Invesco QQQ Trust
Innovator Equity Defined Protection ETF - 2 Yr to July 2025	TJUL	July 17, 2023	S&P 500® Index

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

The Funds are exchange traded funds that offer one class of shares, do not charge a sales load, do not have a redemption fee and currently do not charge a 12b-1 fee to their shareholders. The Funds list and principally trade their shares on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”).

Each Fund employs a specific “defined outcome strategy.”  Defined outcome strategies generally seek to produce pre-determined investment outcomes based upon the performance of an index or one or more underlying securities.  The Funds’ pre-determined outcomes (“Outcomes”) are based upon the price performance of a benchmark index or one or more underlying exchange-traded fund (the “Benchmark”) over a period of approximately one year or another predetermined period (“Outcome Period”).  The Funds’ investment strategy provides shareholders with participation in any gains experienced by the applicable Benchmark over the course of the Outcome Period, subject to a cap on upside returns (a “Cap”), and a predetermined buffer (a “Buffer”), each as applicable, against Benchmark losses for the Outcome Period.  These defined outcomes are managed by purchasing and selling call and put FLexible EXchange Options (“FLEX Options”) to create layers within a Fund’s portfolio.  Each Fund’s FLEX Option has the same reference asset and expiration date, with uniquely selected strike prices for the Fund’s Outcome Period.  Due to the customizable nature of FLEX Options that allows for specific strike prices to be selected for the same reference asset and expiration date, when each of the FLEX Options expire on the last day of the Outcome Period, the Funds are expected to achieve a Benchmark investment return with the applicable Buffer and Cap investment parameters.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies”.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation:

The net asset values (“NAV”) of the Funds are determined as of the close of regular trading on the NYSE (normally 4:00 p.m. ET). If the NYSE closes early on a valuation day, the Funds shall determine NAV as of that time.

Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Adviser, as the Trust’s Valuation Designee (“Valuation Designee”) is responsible for establishing valuation of portfolio securities and other instruments held by the Funds in accordance with the Trust’s valuation procedures.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are generally valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a pricing service. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Valuation Designee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Deposit accounts are valued at acquisition cost. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by the Valuation Designee.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Exchange-traded option contracts (other than FLEX Option contracts) will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Options will be valued at a model-based price provided by the exchange on which the option is traded at the official close of that exchange’s trading date. If the exchange on which the option is traded is unable to provide a model price, FLEX Options prices will be provided by backup provider Super Derivatives. Otherwise, the value of a FLEX Option will be determined by the Valuation Designee in accordance with the Trust’s valuation procedures.

If no quotation can be obtained from a pricing service, then the Valuation Designee will then attempt to obtain one or more broker quotes for the security. If no quotation is available from either a pricing service or one or more brokers or if the Valuation Designee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Funds for which reliable market quotations are not readily available will be determined by the Valuation Designee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Fair Valuation Measurement:

FASB established a framework for measuring fair value in accordance with U.S. GAAP. Under ASC Topic 820, “Fair Value Measurement” (“ASC 820”), various inputs are used in determining the value of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

•	Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

The following table summarizes valuation of the Funds’ investments under the fair value hierarchy levels as of October 31, 2023:

BJAN
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$148,482,565	$–	$148,482,565
Short Term Investments	351,726	–	–	351,726
Total Assets	$351,726	$148,482,565	$–	$148,834,291

Liabilities
Options Written	$–	$275,924	$–	$275,924
Total Liabilities	$–	$275,924	$–	$275,924

BFEB
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$100,375,635	$–	$100,375,635
Short Term Investments	298,635	–	–	298,635
Total Assets	$298,635	$100,375,635	$–	$100,674,270

Liabilities
Options Written	$–	$681,490	$–	$681,490
Total Liabilities	$–	$681,490	$–	$681,490

BMAR
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$88,099,910	$–	$88,099,910
Short Term Investments	223,245	–	–	223,245
Total Assets	$223,245	$88,099,910	$–	$88,323,155

Liabilities
Options Written	$–	$728,590	$–	$728,590
Total Liabilities	$–	$728,590	$–	$728,590

BAPR
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$153,197,311	$–	$153,197,311
Short Term Investments	382,738	–	–	382,738
Total Assets	$382,738	$153,197,311	$–	$153,580,049

Liabilities
Options Written	$–	$2,046,788	$–	$2,046,788
Total Liabilities	$–	$2,046,788	$–	$2,046,788

BMAY
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$112,732,476	$–	$112,732,476
Short Term Investments	321,370	–	–	321,370
Total Assets	$321,370	$112,732,476	$–	$113,053,846

Liabilities
Options Written	$–	$2,033,363	$–	$2,033,363
Total Liabilities	$–	$2,033,363	$–	$2,033,363

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

BJUN
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$103,027,723	$–	$103,027,723
Short Term Investments	259,779	–	–	259,779
Total Assets	$259,779	$103,027,723	$–	$103,287,502

Liabilities
Options Written	$–	$2,187,564	$–	$2,187,564
Total Liabilities	$–	$2,187,564	$–	$2,187,564

BJUL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$352,775,745	$–	$352,775,745
Short Term Investments	982,112	–	–	982,112
Total Assets	$982,112	$352,775,745	$–	$353,757,857

Liabilities
Options Written	$–	$11,916,303	$–	$11,916,303
Total Liabilities	$–	$11,916,303	$–	$11,916,303

BAUG
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$189,943,090	$–	$189,943,090
Short Term Investments	493,584	–	–	493,584
Total Assets	$493,584	$189,943,090	$–	$190,436,674

Liabilities
Options Written	$–	$8,276,882	$–	$8,276,882
Total Liabilities	$–	$8,276,882	$–	$8,276,882

BSEP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$185,387,137	$–	$185,387,137
Short Term Investments	573,434	–	–	573,434
Total Assets	$573,434	$185,387,137	$–	$185,960,571

Liabilities
Options Written	$–	$7,735,578	$–	$7,735,578
Total Liabilities	$–	$7,735,578	$–	$7,735,578

BOCT
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$177,340,243	$–	$177,340,243
Short Term Investments	469,884	–	–	469,884
Total Assets	$469,884	$177,340,243	$–	$177,810,127

Liabilities
Options Written	$–	$6,471,826	$–	$6,471,826
Total Liabilities	$–	$6,471,826	$–	$6,471,826

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

BNOV
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$87,221,645	$–	$87,221,645
Short Term Investments	184,270	–	–	184,270
Total Assets	$184,270	$87,221,645	$–	$87,405,915

Liabilities
Options Written	$–	$3,485,629	$–	$3,485,629
Total Liabilities	$–	$3,485,629	$–	$3,485,629

BDEC
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$95,853,155	$–	$95,853,155
Short Term Investments	255,040	–	–	255,040
Total Assets	$255,040	$95,853,155	$–	$96,108,195

Liabilities
Options Written	$–	$114,192	$–	$114,192
Total Liabilities	$–	$114,192	$–	$114,192

PJAN
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$569,665,972	$–	$569,665,972
Short Term Investments	1,500,104	–	–	1,500,104
Total Assets	$1,500,104	$569,665,972	$–	$571,166,076

Liabilities
Options Written	$–	$1,317,161	$–	$1,317,161
Total Liabilities	$–	$1,317,161	$–	$1,317,161

PFEB
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$444,111,360	$–	$444,111,360
Short Term Investments	1,164,944	–	–	1,164,944
Total Assets	$1,164,944	$444,111,360	$–	$445,276,304

Liabilities
Options Written	$–	$2,217,600	$–	$2,217,600
Total Liabilities	$–	$2,217,600	$–	$2,217,600

PMAR
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$380,316,213	$–	$380,316,213
Short Term Investments	985,305	–	–	985,305
Total Assets	$985,305	$380,316,213	$–	$381,301,518

Liabilities
Options Written	$–	$3,619,924	$–	$3,619,924
Total Liabilities	$–	$3,619,924	$–	$3,619,924

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

PAPR
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$585,055,003	$–	$585,055,003
Short Term Investments	1,578,793	–	–	1,578,793
Total Assets	$1,578,793	$585,055,003	$–	$586,633,796

Liabilities
Options Written	$–	$6,481,111	$–	$6,481,111
Total Liabilities	$–	$6,481,111	$–	$6,481,111

PMAY
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$464,975,208	$–	$464,975,208
Short Term Investments	1,236,730	–	–	1,236,730
Total Assets	$1,236,730	$464,975,208	$–	$466,211,938

Liabilities
Options Written	$–	$6,829,804	$–	$6,829,804
Total Liabilities	$–	$6,829,804	$–	$6,829,804

PJUN
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$529,925,976	$–	$529,925,976
Short Term Investments	1,411,836	–	–	1,411,836
Total Assets	$1,411,836	$529,925,976	$–	$531,337,812

Liabilities
Options Written	$–	$9,588,111	$–	$9,588,111
Total Liabilities	$–	$9,588,111	$–	$9,588,111

PJUL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$1,019,991,113	$–	$1,019,991,113
Short Term Investments	2,825,477	–	–	2,825,477
Total Assets	$2,825,477	$1,019,991,113	$–	$1,022,816,590

Liabilities
Options Written	$–	$22,822,240	$–	$22,822,240
Total Liabilities	$–	$22,822,240	$–	$22,822,240

PAUG
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$910,180,173	$–	$910,180,173
Short Term Investments	2,511,653	–	–	2,511,653
Total Assets	$2,511,653	$910,180,173	$–	$912,691,826

Liabilities
Options Written	$–	$25,858,203	$–	$25,858,203
Total Liabilities	$–	$25,858,203	$–	$25,858,203

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

PSEP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$710,157,288	$–	$710,157,288
Short Term Investments	2,103,088	–	–	2,103,088
Total Assets	$2,103,088	$710,157,288	$–	$712,260,376

Liabilities
Options Written	$–	$20,560,853	$–	$20,560,853
Total Liabilities	$–	$20,560,853	$–	$20,560,853

POCT
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$747,824,830	$–	$747,824,830
Short Term Investments	2,066,438	–	–	2,066,438
Total Assets	$2,066,438	$747,824,830	$–	$749,891,268

Liabilities
Options Written	$–	$23,759,683	$–	$23,759,683
Total Liabilities	$–	$23,759,683	$–	$23,759,683

PNOV
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$648,009,321	$–	$648,009,321
Short Term Investments	1,593,192	–	–	1,593,192
Total Assets	$1,593,192	$648,009,321	$–	$649,602,513

Liabilities
Options Written	$–	$25,996,710	$–	$25,996,710
Total Liabilities	$–	$25,996,710	$–	$25,996,710

PDEC
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$562,379,660	$–	$562,379,660
Short Term Investments	1,536,793	–	–	1,536,793
Total Assets	$1,536,793	$562,379,660	$–	$563,916,453

Liabilities
Options Written	$–	$322,334	$–	$322,334
Total Liabilities	$–	$322,334	$–	$322,334

UJAN
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$116,126,887	$–	$116,126,887
Short Term Investments	271,264	–	–	271,264
Total Assets	$271,264	$116,126,887	$–	$116,398,151

Liabilities
Options Written	$–	$456,514	$–	$456,514
Total Liabilities	$–	$456,514	$–	$456,514

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

UFEB
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$49,550,090	$–	$49,550,090
Short Term Investments	103,444	–	–	103,444
Total Assets	$103,444	$49,550,090	$–	$49,653,534

Liabilities
Options Written	$–	$161,354	$–	$161,354
Total Liabilities	$–	$161,354	$–	$161,354

UMAR
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$45,285,114	$–	$45,285,114
Short Term Investments	80,981	–	–	80,981
Total Assets	$80,981	$45,285,114	$–	$45,366,095

Liabilities
Options Written	$–	$408,336	$–	$408,336
Total Liabilities	$–	$408,336	$–	$408,336

UAPR
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$96,071,220	$–	$96,071,220
Short Term Investments	240,111	–	–	240,111
Total Assets	$240,111	$96,071,220	$–	$96,311,331

Liabilities
Options Written	$–	$713,880	$–	$713,880
Total Liabilities	$–	$713,880	$–	$713,880

UMAY
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$61,974,112	$–	$61,974,112
Short Term Investments	159,707	–	–	159,707
Total Assets	$159,707	$61,974,112	$–	$62,133,819

Liabilities
Options Written	$–	$580,648	$–	$580,648
Total Liabilities	$–	$580,648	$–	$580,648

UJUN
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$74,856,628	$–	$74,856,628
Short Term Investments	172,803	–	–	172,803
Total Assets	$172,803	$74,856,628	$–	$75,029,431

Liabilities
Options Written	$–	$878,416	$–	$878,416
Total Liabilities	$–	$878,416	$–	$878,416

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

UJUL
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$162,381,540	$–	$162,381,540
Short Term Investments	450,069	–	–	450,069
Total Assets	$450,069	$162,381,540	$–	$162,831,609

Liabilities
Options Written	$–	$1,113,084	$–	$1,113,084
Total Liabilities	$–	$1,113,084	$–	$1,113,084

UAUG
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$345,679,938	$–	$345,679,938
Short Term Investments	947,864	–	–	947,864
Total Assets	$947,864	$345,679,938	$–	$346,627,802

Liabilities
Options Written	$–	$2,580,175	$–	$2,580,175
Total Liabilities	$–	$2,580,175	$–	$2,580,175

USEP
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$90,177,236	$–	$90,177,236
Short Term Investments	259,454	–	–	259,454
Total Assets	$259,454	$90,177,236	$–	$90,436,690

Liabilities
Options Written	$–	$851,947	$–	$851,947
Total Liabilities	$–	$851,947	$–	$851,947

UOCT
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$104,879,640	$–	$104,879,640
Short Term Investments	269,013	–	–	269,013
Total Assets	$269,013	$104,879,640	$–	$105,148,653

Liabilities
Options Written	$–	$1,835,160	$–	$1,835,160
Total Liabilities	$–	$1,835,160	$–	$1,835,160

UNOV
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$31,171,558	$–	$31,171,558
Short Term Investments	64,672	–	–	64,672
Total Assets	$64,672	$31,171,558	$–	$31,236,230

Liabilities
Options Written	$–	$829,756	$–	$829,756
Total Liabilities	$–	$829,756	$–	$829,756

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

UDEC
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$69,552,541	$–	$69,552,541
Short Term Investments	160,745	–	–	160,745
Total Assets	$160,745	$69,552,541	$–	$69,713,286

Liabilities
Options Written	$–	$8,688	$–	$8,688
Total Liabilities	$–	$8,688	$–	$8,688

APRD
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$847,353	$–	$847,353
Short Term Investments	12,002	8,178,065	–	8,190,067
Total Assets	$12,002	$9,025,418	$–	$9,037,420

Liabilities
Options Written	$–	$1,023,480	$–	$1,023,480
Total Liabilities	$–	$1,023,480	$–	$1,023,480

APRH
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$2,362,138	$–	$2,362,138
Short Term Investments	32,674	26,871,740	–	26,904,414
Total Assets	$32,674	$29,233,878	$–	$29,266,552

Liabilities
Options Written	$–	$2,685,485	$–	$2,685,485
Total Liabilities	$–	$2,685,485	$–	$2,685,485

APRJ
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$3,200,726	$–	$3,200,726
Short Term Investments	96,166	49,013,859	–	49,110,025
Total Assets	$96,166	$52,214,585	$–	$52,310,751

Liabilities
Options Written	$–	$3,528,644	$–	$3,528,644
Total Liabilities	$–	$3,528,644	$–	$3,528,644

APRQ
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$1,611,353	$–	$1,611,353
Short Term Investments	73,873	33,338,207	–	33,412,080
Total Assets	$73,873	$34,949,560	$–	$35,023,433

Liabilities
Options Written	$–	$1,746,722	$–	$1,746,722
Total Liabilities	$–	$1,746,722	$–	$1,746,722

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

JULD
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$1,388,270	$–	$1,388,270
Short Term Investments	4,672	5,116,237	–	5,120,909
Total Assets	$4,672	$6,504,507	$–	$6,509,179

Liabilities
Options Written	$–	$1,655,344	$–	$1,655,344
Total Liabilities	$–	$1,655,344	$–	$1,655,344

JULH
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$6,343,293	$–	$6,343,293
Short Term Investments	35,174	26,017,762	–	26,052,936
Total Assets	$35,174	$32,361,055	$–	$32,396,229

Liabilities
Options Written	$–	$7,207,539	$–	$7,207,539
Total Liabilities	$–	$7,207,539	$–	$7,207,539

JULJ
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$5,091,383	$–	$5,091,383
Short Term Investments	54,348	29,000,290	–	29,054,638
Total Assets	$54,348	$34,091,673	$–	$34,146,021

Liabilities
Options Written	$–	$5,640,766	$–	$5,640,766
Total Liabilities	$–	$5,640,766	$–	$5,640,766

JULQ
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$1,005,397	$–	$1,005,397
Short Term Investments	5,408	8,158,470	–	8,163,878
Total Assets	$5,408	$9,163,867	$–	$9,169,275

Liabilities
Options Written	$–	$1,095,659	$–	$1,095,659
Total Liabilities	$–	$1,095,659	$–	$1,095,659

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

OCTD
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$862,241	$–	$862,241
Short Term Investments	3,525	3,122,397	–	3,125,922
Total Assets	$3,525	$3,984,638	$–	$3,988,163

Liabilities
Options Written	$–	$1,013,862	$–	$1,013,862
Total Liabilities	$–	$1,013,862	$–	$1,013,862

OCTH
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$3,178,909	$–	$3,178,909
Short Term Investments	12,998	11,103,134	–	11,116,132
Total Assets	$12,998	$14,282,043	$–	$14,295,041

Liabilities
Options Written	$–	$3,566,808	$–	$3,566,808
Total Liabilities	$–	$3,566,808	$–	$3,566,808

OCTJ
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$3,213,351	$–	$3,213,351
Short Term Investments	20,381	14,024,439	–	14,044,820
Total Assets	$20,381	$17,237,790	$–	$17,258,171

Liabilities
Options Written	$–	$3,532,278	$–	$3,532,278
Total Liabilities	$–	$3,532,278	$–	$3,532,278

OCTQ
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$1,137,524	$–	$1,137,524
Short Term Investments	9,057	6,652,530	–	6,661,587
Total Assets	$9,057	$7,790,054	$–	$7,799,111

Liabilities
Options Written	$–	$1,234,002	$–	$1,234,002
Total Liabilities	$–	$1,234,002	$–	$1,234,002

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

EALT
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$12,652,785	$–	$12,652,785
Short Term Investments	12,916	–	–	12,916
Total Assets	$12,916	$12,652,785	$–	$12,665,701

Liabilities
Options Written	$–	$47,472	$–	$47,472
Total Liabilities	$–	$47,472	$–	$47,472

ZALT
	Level 1	Level 2	Level 3	Total
Assets
Purchased Options	$–	$25,128,014	$–	$25,128,014
Short Term Investments	31,712	–	–	31,712
Total Assets	$31,712	$25,128,014	$–	$25,159,726

Liabilities
Options Written	$–	$256,804	$–	$256,804
Total Liabilities	$–	$256,804	$–	$256,804

HOCT
	Level 1	Level 2	Level 3	Total
Assets
Short Term Investments	$18,319	$2,439,053	$–	$2,457,372
Total Assets	$18,319	$2,439,053	$–	$2,457,372

Liabilities
Options Written	$–	$78,286	$–	$78,286
Total Liabilities	$–	$78,286	$–	$78,286

LOCT
	Level 1	Level 2	Level 3	Total
Assets
Short Term Investments	$46,128	$7,252,315	$–	$7,298,443
Total Assets	$46,128	$7,252,315	$–	$7,298,443

Liabilities
Options Written	$–	$158,760	$–	$158,760
Total Liabilities	$–	$158,760	$–	$158,760

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

There were no Level 3 investments for the Funds during the year or period ended October 31, 2023.

Option Contracts:

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”).

The Funds invest primarily in FLEX Option contracts. FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The FLEX Options in which the Funds will invest are all European style options (options that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Funds will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the index, in case of an index put option) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the index, in case of an index put option) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the index, in case of an index call option) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the index, in case of an index call option) at a certain defined price.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

When the Funds write an option, an amount equal to the premium received by the Funds are recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

All of the FLEX Option contracts held by the Funds are fully funded and cash settled, therefore balance sheet offsetting under U.S. GAAP does not apply.

The Funds bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Funds could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX Options, the Funds may have difficulty closing out certain FLEX Options positions at desired times and prices. The Funds may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time to until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction). However, as a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the Index.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

The value of derivative instruments on the Statements of Assets and Liabilities for the Funds as of October 31, 2023 are as follows:

	Equity Risk - Call and Put Options not Accounted for as Hedging Instruments
	Asset Derivatives	Liability Derivatives
	Investments, at value	Options written, at value
BJAN	$148,482,565	$275,924
BFEB	100,375,635	681,490
BMAR	88,099,910	728,590
BAPR	153,197,311	2,046,788
BMAY	112,732,476	2,033,363
BJUN	103,027,723	2,187,564
BJUL	352,775,745	11,916,303
BAUG	189,943,090	8,276,882
BSEP	185,387,137	7,735,578
BOCT	177,340,243	6,471,826
BNOV	87,221,645	3,485,629
BDEC	95,853,155	114,192
PJAN	569,665,972	1,317,161
PFEB	444,111,360	2,217,600
PMAR	380,316,213	3,619,924
PAPR	585,055,003	6,481,111
PMAY	464,975,208	6,829,804
PJUN	529,925,976	9,588,111
PJUL	1,019,991,113	22,822,240
PAUG	910,180,173	25,858,203
PSEP	710,157,288	20,560,853
POCT	747,824,830	23,759,683
PNOV	648,009,321	25,996,710
PDEC	562,379,660	322,334
UJAN	116,126,887	456,514
UFEB	49,550,090	161,354
UMAR	45,285,114	408,336
UAPR	96,071,220	713,880
UMAY	61,974,112	580,648
UJUN	74,856,628	878,416
UJUL	162,381,540	1,113,084
UAUG	345,679,938	2,580,175
USEP	90,177,236	851,947
UOCT	104,879,640	1,835,160
UNOV	31,171,558	829,756
UDEC	69,552,541	8,688
APRD	847,353	1,023,480
APRH	2,362,138	2,685,485
APRJ	3,200,726	3,528,644
APRQ	1,611,353	1,746,722
JULD	1,388,270	1,655,344
JULH	6,343,293	7,207,539
JULJ	5,091,383	5,640,766
JULQ	1,005,397	1,095,659
OCTD	862,241	1,013,862
OCTH	3,178,909	3,566,808
OCTJ	3,213,351	3,532,278
OCTQ	1,137,524	1,234,002
EALT	12,652,785	47,472
ZALT	25,128,014	256,804
HOCT	-	78,286
LOCT	-	158,760

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

The effect of derivative instruments on the Statements of Operations for the year or period ended October 31, 2023:

	Equity Risk - Call and Put Options not Accounted for as Hedging Instruments
	Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
	Investments	Investments in-kind	Options written	Options written in-kind
BJAN	$(17,182,874)	$13,659,539	$(6,486,285)	$1,648,675
BFEB	(5,654,752)	2,007,642	2,647,205	2,873,869
BMAR	(5,504,604)	799,200	2,932,351	3,205,131
BAPR	(13,171,021)	6,743,143	4,693,752	3,723,542
BMAY	(10,507,864)	510,226	4,147,574	8,723,538
BJUN	(7,811,964)	6,402,150	81,109	7,143,208
BJUL	4,470,415	10,619,451	4,345,053	6,907,827
BAUG	(5,631,494)	14,325,990	250,417	7,201,507
BSEP	(510,879)	10,637,177	4,226,861	6,793,169
BOCT	(10,524,073)	29,758,058	1,767,551	11,755,947
BNOV	(1,735,397)	7,114,698	3,511,604	4,590,550
BDEC	(6,668,991)	3,789,711	1,134,269	3,736,164
PJAN	(45,521,911)	35,216,684	(1,689,754)	11,792,045
PFEB	(17,528,723)	12,457,220	8,083,483	12,808,151
PMAR	(16,020,239)	5,817,032	(25,910)	17,463,248
PAPR	(32,081,485)	20,748,498	706,124	20,362,689
PMAY	(31,421,610)	7,963,287	9,522,178	18,857,068
PJUN	(25,689,518)	11,534,281	13,014,543	11,556,431
PJUL	(13,285,053)	53,655,075	5,198,940	27,558,756
PAUG	(26,979,657)	56,149,951	399,677	30,515,171
PSEP	(25,790,271)	74,151,707	465,800	37,271,558
POCT	(7,768,789)	71,966,979	17,086,389	15,804,452
PNOV	(45,006,805)	65,283,952	1,428,399	44,899,384
PDEC	(21,010,646)	14,976,645	8,901,080	14,835,776
UJAN	(22,711,625)	14,766,406	1,929,468	6,032,635
UFEB	(4,571,272)	2,305,337	319,761	1,855,626
UMAR	(6,249,815)	3,205,910	(244,680)	2,550,172
UAPR	(4,361,880)	4,273,311	(5,225)	4,153,968
UMAY	(4,830,761)	5,204,694	922,233	3,348,795
UJUN	(4,833,741)	5,660,259	1,223,233	2,681,283
UJUL	3,068,658	3,368,240	365,014	1,427,915
UAUG	(4,164,269)	12,154,378	20,061	4,097,766
USEP	(4,469,009)	15,217,088	423,328	4,414,187
UOCT	2,258,239	11,003,413	1,592,926	545,555
UNOV	1,363,343	1,900,838	1,369,742	894,621
UDEC	(4,508,034)	3,207,925	888,042	3,187,176
APRD (a)	878	(77,886)	10,984	634,398
APRH (a)	(283,161)	(111,657)	1,097,880	704,045
APRJ (a)	12,736	(152,701)	784,785	969,363
APRQ (a)	(140,633)	(105,649)	975,555	921,582
JULD	-	-	-	-
JULH (a)	-	79,974	-	26,625
JULJ (a)	(8,457)	(21,875)	57,985	183,885
JULQ	-	-	-	-
OCTD	-	-	-	-
OCTH	-	-	-	-
OCTJ	-	-	-	-
OCTQ	-	-	-	-
EALT	-	-	-	-
ZALT	-	-	-	-
HOCT	-	-	-	-
LOCT	-	-	-	-

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

	Equity Risk - Call and Put Options not Accounted for as Hedging Instruments
	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments	Options written
BJAN	$13,020,590	$11,705,141
BFEB	5,580,027	3,426,413
BMAR	8,099,959	1,634,300
BAPR	8,325,609	6,292,147
BMAY	7,722,886	(1,363,929)
BJUN	3,115,047	655,866
BJUL	(14,158,427)	(4,211,260)
BAUG	(3,870,251)	(1,931,848)
BSEP	(3,656,699)	(2,167,120)
BOCT	(11,926,216)	(555,582)
BNOV	(1,730)	(1,666)
BDEC	1,928,790	4,993,789
PJAN	42,462,618	21,408,179
PFEB	14,036,614	8,800,378
PMAR	25,014,282	3,920,450
PAPR	18,016,013	14,235,075
PMAY	16,699,605	320,063
PJUN	8,698,912	3,108,451
PJUL	(36,452,791)	2,031,405
PAUG	(24,047,957)	(2,023,460)
PSEP	(19,326,452)	(113,006)
POCT	(35,866,865)	9,508,350
PNOV	(28,420)	(28,154)
PDEC	4,807,940	18,505,173
UJAN	20,054,509	(3,353,264)
UFEB	4,917,823	(618,967)
UMAR	5,574,693	(1,164,982)
UAPR	3,302,124	(753,662)
UMAY	1,682,077	(1,541,267)
UJUN	1,238,641	(719,138)
UJUL	(8,314,708)	1,981,490
UAUG	(9,098,594)	870,993
USEP	(5,246,782)	701,936
UOCT	(7,330,768)	3,594,257
UNOV	2,821	2,873
UDEC	3,244,789	(714,665)
APRD (a)	(1,484,375)	1,132,946
APRH (a)	(6,755,831)	6,088,979
APRJ (a)	(10,070,184)	9,275,623
APRQ (a)	(5,860,446)	4,651,121
JULD (a)	241,897	(313,062)
JULH (a)	184,041	(466,288)
JULJ (a)	(790,368)	560,851
JULQ (a)	(152,657)	164,708
OCTD (a)	41,061	(55,451)
OCTH (a)	(84,242)	58,558
OCTJ (a)	(188,978)	167,702
OCTQ (a)	(114,510)	112,566
EALT	(362,619)	90,218
ZALT	(291,479)	252,399
HOCT (a)	-	(2,583)
LOCT (a)	-	(3,651)

a.	Amount is included in the change in unrealized appreciation/(depreciation) on investments on the statement of operations.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

The average volume of derivative activity during the year or period ended October 31, 2023, is as follows:

	Purchased Options	Options Written
	Average Monthly Market Value	Average Monthly Market Value
BJAN	$168,364,951	$(4,316,984)
BFEB	103,506,144	(2,925,892)
BMAR	93,015,252	(2,651,230)
BAPR	151,022,946	(4,952,062)
BMAY	139,480,474	(3,553,194)
BJUN	126,551,530	(3,223,347)
BJUL	218,305,565	(5,196,629)
BAUG	144,964,920	(3,771,505)
BSEP	171,259,339	(3,993,635)
BOCT	184,233,165	(4,796,073)
BNOV	119,514,486	(2,559,239)
BDEC	106,043,890	(2,363,944)
PJAN	627,993,852	(20,233,312)
PFEB	491,953,556	(15,039,391)
PMAR	381,000,671	(13,372,356)
PAPR	529,446,067	(17,102,934)
PMAY	488,665,157	(13,306,859)
PJUN	470,361,389	(13,223,580)
PJUL	662,095,891	(15,505,033)
PAUG	631,772,402	(12,875,627)
PSEP	625,822,022	(13,382,388)
POCT	572,173,187	(25,886,131)
PNOV	757,093,410	(18,343,679)
PDEC	638,862,582	(12,199,819)
UJAN	162,917,520	(5,115,899)
UFEB	72,673,648	(1,699,951)
UMAR	73,183,742	(2,108,274)
UAPR	140,506,474	(3,067,139)
UMAY	86,993,054	(1,756,958)
UJUN	87,564,756	(1,674,425)
UJUL	97,113,558	(1,736,889)
UAUG	136,891,779	(1,220,336)
USEP	107,719,100	(1,873,435)
UOCT	101,604,192	(5,693,624)
UNOV	51,515,836	(1,328,865)
UDEC	88,298,624	(1,252,496)
APRD	1,020,278	(1,199,067)
APRH	3,385,760	(3,780,523)
APRJ	4,839,198	(5,293,623)
APRQ	2,832,817	(3,058,505)
JULD	786,214	(929,510)
JULH	4,004,091	(4,506,935)
JULJ	3,549,956	(3,907,834)
JULQ	815,521	(887,909)
OCTD	593,549	(696,198)
OCTH	1,765,099	(1,978,222)
OCTJ	1,751,953	(1,923,568)
OCTQ	677,850	(733,193)
EALT	6,649,208	(26,744)
ZALT	12,890,977	(135,579)
HOCT	-	(57,203)
LOCT	-	(91,798)

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Use of Estimates:

In preparing financial statements in conformity with U.S. GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

Guarantees and Indemnifications:

In the normal course of business, the Trust may enter into a contract with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims against the Trust that have not yet occurred. Based on experience, the Trust expects the risk of loss to be remote.

Tax Information:

The Funds are treated as separate entities for federal income tax purposes. The Funds intend to qualify as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Funds must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Funds will not be subject to federal income tax to the extent the Funds distribute substantially all of their net investment income and capital gains to shareholders.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Tax benefits associated with an uncertain tax position can be recognized only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as tax expense in the Statements of Operations. During the year or period ended October 31, 2023, the Funds did not incur any interest or penalties. The Funds’ federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. As of October 31, 2023, the Funds have no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months. The Funds are subject to examination by U.S. Federal tax authorities for all tax years since inception.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

U.S. GAAP requires that certain components of net assets be reclassified between distributable earnings/(accumulated deficit) and additional paid-in capital.  These reclassifications have no effect on net assets or net asset value per share.  For the year or period ended October 31, 2023, the Funds made the following permanent book-to-tax reclassifications due to deemed distributions, net operating losses, and redemption in-kind transactions:

	Distributable Earnings/ (Accumulated Deficit)	Paid-In Capital
BJAN	$(13,914,914)	$13,914,914
BFEB	(4,111,440)	4,111,440
BMAR	(3,385,100)	3,385,100
BAPR	(9,528,348)	9,528,348
BMAY	(8,153,343)	8,153,343
BJUN	(12,969,100)	12,969,100
BJUL	(18,066,455)	18,066,455
BAUG	(20,689,527)	20,689,527
BSEP	(16,273,031)	16,273,031
BOCT	(40,509,079)	40,509,079
BNOV	(11,067,019)	11,067,019
BDEC	(6,828,938)	6,828,938
PJAN	(43,031,817)	43,031,817
PFEB	(23,278,290)	23,278,290
PMAR	(21,620,374)	21,620,374
PAPR	(38,901,551)	38,901,551
PMAY	(24,245,270)	24,245,270
PJUN	(21,064,155)	21,064,155
PJUL	(78,710,467)	78,710,467
PAUG	(84,496,631)	84,496,631
PSEP	(108,674,348)	108,674,348
POCT	(85,310,256)	85,310,256
PNOV	(107,933,226)	107,933,226
PDEC	(27,890,892)	27,890,892
UJAN	(18,703,881)	18,703,881
UFEB	(3,790,125)	3,790,125
UMAR	(5,367,819)	5,367,819
UAPR	(7,766,755)	7,766,755
UMAY	(7,995,165)	7,995,165
UJUN	(7,812,120)	7,812,120
UJUL	(4,372,782)	4,372,782
UAUG	(15,842,999)	15,842,999
USEP	(18,978,000)	18,978,000
UOCT	(10,917,563)	10,917,563
UNOV	(2,421,266)	2,421,266
UDEC	(6,022,789)	6,022,789
APRD	-	-
APRH	(180,954)	180,954
APRJ	(42,523)	42,523
APRQ	(191,812)	191,812
JULD	-	-
JULH	-	-
JULJ	-	-
JULQ	-	-
OCTD	-	-
OCTH	-	-
OCTJ	-	-
OCTQ	-	-
EALT	-	-
ZALT	-	-
HOCT	-	-
LOCT	-	-

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date.  The Funds intend to pay out dividends from their net investment income, if any, annually.  Distributions of net realized capital gains, if any, will be declared and paid at least annually by the Funds.  The Funds may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. Distributions that exceed earnings and profits for tax purposes are reported as return of capital.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date.  The Trust determines the gain or loss realized from investment transactions on the basis of identified cost.  Dividend income, if any, is recognized on the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums is recognized on an accrual basis using the effective yield method.

3.	INVESTMENT ADVISOR AND OTHER AFFILIATES

Innovator Capital Management, LLC (the “Adviser”) acts as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day management of the Funds.

Pursuant to the Advisory Agreement, EALT and ZALT each pay monthly the Adviser a unitary fee calculated daily based on the average daily net assets of the Fund at the annual rate of 0.69%. All other Innovator ETFs included in this report each, respectively, pay monthly the Adviser a unitary fee calculated daily based on the average daily net assets of each Fund at the annual rate of 0.79%. During the term of the Advisory Agreement, the Adviser pays all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, and other services and license fees, except for the fees paid under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Milliman Financial Risk Management LLC (the “Sub-Adviser”) acts as sub-adviser to the Funds pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Funds (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for execution of the Sub-Adviser’s strategy for each of the Funds. The Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolios. Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee, based on the Funds’ average daily net assets, for the services and facilities it provides payable on a monthly basis.

Certain trustees and officers of the Trust are affiliated with the Adviser. Trustee compensation is paid for by the Adviser.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

4.	INVESTMENT TRANSACTIONS

For the year or period ended October 31, 2023, there were no purchases or proceeds from long-term sales of investment securities.

For the year or period ended October 31, 2023, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind	In-Kind
	Creations	Redemptions
BJAN	$-	$72,548,338
BFEB	-	32,674,227
BMAR	-	24,649,522
BAPR	-	30,782,360
BMAY	-	135,485,718
BJUN	-	302,816,290
BJUL	-	117,503,247
BAUG	-	171,803,248
BSEP	-	115,688,151
BOCT	870,378	227,267,084
BNOV	-	84,191,938
BDEC	-	20,440,845
PJAN	-	227,792,317
PFEB	-	213,107,729
PMAR	-	114,313,983
PAPR	-	126,650,287
PMAY	-	368,116,520
PJUN	11,925,792	227,678,974
PJUL	-	494,267,984
PAUG	-	571,284,454
PSEP	-	709,841,437
POCT	-	551,519,077
PNOV	-	814,562,775
PDEC	-	143,347,199
UJAN	-	162,704,041
UFEB	-	48,283,991
UMAR	-	73,279,145
UAPR	-	92,818,884
UMAY	-	96,522,702
UJUN	-	73,044,816
UJUL	-	44,994,020
UAUG	-	142,689,696
USEP	-	150,967,624
UOCT	-	74,359,485
UNOV	-	42,550,156
UDEC	-	70,121,325
APRD	-	582,172
APRH	-	612,129
APRJ	-	674,466
APRQ	-	706,095
JULD	-	-
JULH	-	676,588
JULJ	-	839,307
JULQ	-	-
OCTD	-	-
OCTH	-	-
OCTJ	-	-
OCTQ	-	-
EALT	-	-
ZALT	-	-
HOCT	-	-
LOCT	-	-

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

5.	CREATION AND REDEMPTION TRANSACTIONS

There are an unlimited number of shares of beneficial interest (without par value) authorized by the Trust. Individual shares of the Funds may only be purchased and sold at market prices on the applicable Exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for the Funds’ shares may be at, above or below its NAV depending on the premium or discount at which the Funds’ shares trade.

The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally for cash. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. A transaction fee is applicable to each transaction regardless of the number of units purchased or sold in the transaction. Each Fund, subject to approval by the Board of Trustees, may adjust transaction fees from time to time based upon actual experience. Additional charges received by the Funds, if any, are disclosed as Transaction Fees on the Statements of Changes in Net Assets. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

6.	FEDERAL INCOME TAX INFORMATION

At October 31, 2023, the cost of investments including options written and net unrealized appreciation/(depreciation) for federal income tax purposes were as follows:

	Cost of Portfolio	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
BJAN	$137,059,150	$20,812,252	$(9,313,035)	$11,499,217
BFEB	96,840,870	6,882,101	(3,730,190)	3,151,911
BMAR	82,564,042	8,540,243	(3,509,720)	5,030,523
BAPR	146,990,591	9,231,210	(4,688,540)	4,542,670
BMAY	109,173,530	4,322,707	(2,475,753)	1,846,954
BJUN	100,381,217	2,176,727	(1,458,006)	718,721
BJUL	355,014,819	8,946,679	(22,119,945)	(13,173,266)
BAUG	192,570,582	7,015,022	(17,425,812)	(10,410,790)
BSEP	186,606,979	5,769,031	(14,151,018)	(8,381,987)
BOCT	173,756,153	1,806,979	(4,224,830)	(2,417,851)
BNOV	83,937,625	-	(17,340)	(17,340)
BDEC	92,390,982	9,676,140	(6,073,118)	3,603,022
PJAN	522,991,999	83,662,889	(36,805,974)	46,856,915
PFEB	428,877,600	30,762,359	(16,581,255)	14,181,104
PMAR	356,381,816	36,627,688	(15,327,910)	21,299,778
PAPR	562,086,495	35,718,059	(17,651,870)	18,066,189
PMAY	450,417,184	19,586,645	(10,621,695)	8,964,950
PJUN	516,547,354	12,194,189	(6,991,842)	5,202,347
PJUL	1,026,619,571	34,554,719	(61,179,940)	(26,625,221)
PAUG	924,453,041	41,337,685	(78,957,103)	(37,619,418)
PSEP	716,319,702	27,402,354	(52,022,533)	(24,620,179)
POCT	731,984,614	8,520,604	(14,373,634)	(5,853,030)
PNOV	623,733,615	-	(127,812)	(127,812)
PDEC	544,502,942	55,626,461	(36,535,283)	19,091,178
UJAN	106,495,340	15,548,624	(6,102,326)	9,446,298
UFEB	48,050,445	3,115,696	(1,673,962)	1,441,734
UMAR	43,423,514	3,045,033	(1,510,788)	1,534,245
UAPR	93,390,583	4,901,627	(2,694,760)	2,206,867
UMAY	60,855,411	2,073,620	(1,375,860)	697,760
UJUN	73,638,855	1,510,678	(998,518)	512,160
UJUL	166,930,179	4,578,810	(9,790,464)	(5,211,654)
UAUG	353,264,910	6,654,132	(15,871,415)	(9,217,283)
USEP	92,763,455	2,644,590	(5,823,301)	(3,178,711)
UOCT	104,395,659	1,237,322	(2,319,489)	(1,082,167)
UNOV	30,412,754	-	(6,279)	(6,279)
UDEC	69,508,262	4,227,478	(4,031,143)	196,335
APRD	8,035,754	-	(21,815)	(21,815)
APRH	26,665,467	-	(84,401)	(84,401)
APRJ	48,933,719	-	(151,612)	(151,612)
APRQ	33,397,885	-	(121,174)	(121,174)
JULD	4,855,627	-	(1,792)	(1,792)
JULH	25,198,573	-	(9,883)	(9,883)
JULJ	28,517,988	-	(12,732)	(12,732)
JULQ	8,076,278	-	(2,661)	(2,661)
OCTD	2,975,788	-	(1,489)	(1,489)
OCTH	10,733,603	-	(5,369)	(5,369)
OCTJ	13,732,763	-	(6,870)	(6,870)
OCTQ	6,567,725	-	(2,617)	(2,617)
EALT	12,890,630	118,574	(390,975)	(272,401)
ZALT	24,942,003	314,947	(354,027)	(39,080)
HOCT	2,382,334	2	(3,251)	(3,249)
LOCT	7,145,973	5	(6,296)	(6,291)

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

At October 31, 2023, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

	Accumulated Capital and Other Losses	Undistributed Net Ordinary Income	Undistributed Capital Gains	Unrealized Appreciation / (Depreciation) on Investments	Total Distributable Earnings /(Accumulated Deficit)
BJAN	$(53,284,794)	$-	$-	$11,499,217	$(41,785,577)
BFEB	(6,600,439)	-	-	3,151,911	(3,448,528)
BMAR	(5,934,809)	-	-	5,030,523	(904,286)
BAPR	(9,460,775)	-	-	4,542,670	(4,918,105)
BMAY	(11,992,691)	-	-	1,846,954	(10,145,737)
BJUN	(11,457,017)	-	-	718,721	(10,738,296)
BJUL	-	-	-	(13,173,266)	(13,173,266)
BAUG	(14,443,083)	-	-	(10,410,790)	(24,853,873)
BSEP	(7,229,864)	-	-	(8,381,987)	(15,611,851)
BOCT	(24,217,121)	-	-	(2,417,851)	(26,634,972)
BNOV	(9,614,832)	-	-	(17,340)	(9,632,172)
BDEC	(10,510,436)	-	-	3,603,022	(6,907,414)
PJAN	(121,036,870)	-	-	46,856,915	(74,179,955)
PFEB	(25,930,675)	-	-	14,181,104	(11,749,571)
PMAR	(27,061,174)	-	-	21,299,778	(5,761,396)
PAPR	(43,735,872)	-	-	18,066,189	(25,669,683)
PMAY	(41,360,956)	-	-	8,964,950	(32,396,006)
PJUN	(21,483,902)	-	-	5,202,347	(16,281,555)
PJUL	(27,402,632)	-	-	(26,625,221)	(54,027,853)
PAUG	(42,589,898)	-	-	(37,619,418)	(80,209,316)
PSEP	(40,426,660)	-	-	(24,620,179)	(65,046,839)
POCT	(23,018,611)	-	-	(5,853,030)	(28,871,641)
PNOV	(65,038,226)	-	-	(127,812)	(65,166,038)
PDEC	(19,758,915)	-	-	19,091,178	(667,737)
UJAN	(48,130,347)	-	-	9,446,298	(38,684,049)
UFEB	(7,153,574)	-	-	1,441,734	(5,711,840)
UMAR	(8,555,446)	-	-	1,534,245	(7,021,201)
UAPR	(8,772,581)	-	-	2,206,867	(6,565,714)
UMAY	(7,717,434)	-	-	697,760	(7,019,674)
UJUN	(4,926,629)	-	-	512,160	(4,414,469)
UJUL	(1,120,702)	-	-	(5,211,654)	(6,332,356)
UAUG	(7,846,593)	-	-	(9,217,283)	(17,063,876)
USEP	(9,440,865)	-	-	(3,178,711)	(12,619,576)
UOCT	(7,121,614)	-	-	(1,082,167)	(8,203,781)
UNOV	(3,540,129)	-	-	(6,279)	(3,546,408)
UDEC	(4,649,809)	-	-	196,335	(4,453,474)
APRD	-	-	-	(21,815)	(21,815)
APRH	-	-	62,309	(84,401)	(22,092)
APRJ	-	-	152,889	(151,612)	1,277
APRQ	-	-	-	(121,174)	(121,174)
JULD	(71,165)	-	-	(1,792)	(72,957)
JULH	(175,677)	-	-	(9,883)	(185,560)
JULJ	(17,925)	-	-	(12,732)	(30,657)
JULQ	-	-	6,532	(2,661)	3,871
OCTD	(14,390)	8,482	-	(1,489)	(7,397)
OCTH	(25,685)	30,715	-	(5,369)	(339)
OCTJ	(21,276)	36,958	-	(6,870)	8,812
OCTQ	(1,943)	22,204	-	(2,617)	17,644
EALT	(3,740)	-	-	(272,401)	(276,141)
ZALT	(7,047)	-	-	(39,080)	(46,127)
HOCT	-	-	-	(3,249)	(3,249)
LOCT	-	-	-	(6,291)	(6,291)

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

Certain qualified late year ordinary losses incurred after December 31, and within the current taxable year, are deemed to arise on the first business day of the next taxable year. At October 31, 2023, the Funds deferred the following qualified late year ordinary losses:

Late Year Ordinary Losses
BJAN	$1,090,250
BFEB	692,339
BMAR	608,574
BAPR	983,506
BMAY	869,890
BJUN	858,025
BJUL	-
BAUG	941,895
BSEP	1,081,859
BOCT	1,134,587
BNOV	750,796
BDEC	697,267
PJAN	4,143,857
PFEB	3,333,679
PMAR	2,505,735
PAPR	3,500,223
PMAY	3,147,932
PJUN	3,051,389
PJUL	4,223,860
PAUG	4,130,121
PSEP	3,944,937
POCT	3,349,750
PNOV	4,806,760
PDEC	4,337,990
UJAN	938,242
UFEB	481,005
UMAR	474,702
UAPR	941,746
UMAY	554,340
UJUN	545,892
UJUL	617,894
UAUG	827,442
USEP	644,032
UOCT	607,225
UNOV	312,440
UDEC	598,852
APRD	-
APRH	-
APRJ	-
APRQ	-
JULD	-
JULH	-
JULJ	-
JULQ	-
OCTD	-
OCTH	-
OCTJ	-
OCTQ	-
EALT	3,740
ZALT	7,047
HOCT	-
LOCT	-

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

At October 31, 2023, for federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains for an unlimited period as indicated below:

	Indefinite Short-Term	Indefinite Long-Term
BJAN	$52,194,541	$-
BFEB	5,908,099	-
BMAR	5,326,235	-
BAPR	8,477,269	-
BMAY	11,122,800	-
BJUN	10,598,992	-
BJUL	-	-
BAUG	13,501,188	-
BSEP	6,148,005	-
BOCT	23,082,534	-
BNOV	8,864,039	-
BDEC	9,813,170	-
PJAN	116,893,013	-
PFEB	22,596,994	-
PMAR	24,555,438	-
PAPR	40,235,650	-
PMAY	38,213,024	-
PJUN	18,432,514	-
PJUL	23,178,772	-
PAUG	38,459,777	-
PSEP	36,481,722	-
POCT	19,668,861	-
PNOV	60,231,466	-
PDEC	15,420,925	-
UJAN	47,192,106	-
UFEB	6,672,569	-
UMAR	8,080,743	-
UAPR	7,830,835	-
UMAY	7,163,093	-
UJUN	4,380,738	-
UJUL	502,809	-
UAUG	7,019,151	-
USEP	8,796,831	-
UOCT	6,514,389	-
UNOV	3,227,688	-
UDEC	4,050,958	-
APRD	-	-
APRH	-	-
APRJ	-	-
APRQ	-	-
JULD	28,466	42,699
JULH	70,288	105,389
JULJ	7,155	10,770
JULQ	-	-
OCTD	5,756	8,634
OCTH	10,274	15,411
OCTJ	8,510	12,766
OCTQ	777	1,166
EALT	-	-
ZALT	-	-
HOCT	-	-
LOCT	-	-

INNOVATOR ETFs TRUST

Notes to Financial Statements (Continued)

To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders. During the current tax year ended October 31, 2023, the following capital loss carryforwards available were utilized:

Capital Loss Carryforwards Utilized
BJUL	$5,946,425
BSEP	3,715,982
BNOV	1,776,207
POCT	9,317,600
UJUL	3,433,672
UOCT	3,851,165
UNOV	2,733,085

All other Funds did not utilize any capital loss carryforwards during the fiscal year ended October 31, 2023.

The tax character of the distributions paid by the Funds during the fiscal year ended October 31, 2023 were as follows:

	Distributions paid from:
	Net Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
APRD	$283,107	$130,166	$56,909	$470,182
APRH	879,416	200,890	-	1,080,306
APRJ	1,370,756	296,362	-	1,667,118
APRQ	946,128	73,106	-	1,019,234
JULD	56,707	-	34,284	90,991
JULH	305,873	-	164,147	470,020
JULJ	353,370	-	65,989	419,359
JULQ	114,234	699	-	114,933
HOCT	6,351	-	8,763	15,114
LOCT	17,869	-	18,403	36,272

All other Funds did not pay any distributions during the fiscal year ended October 31, 2023, and no Funds paid distributions during the fiscal year ended October 31, 2022.

7.	SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events of the Funds through the date of the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

INNOVATOR ETFs TRUST

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Innovator ETFs Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and options written, of Innovator U.S. Equity Buffer ETF - January, Innovator U.S. Equity Buffer ETF - February, Innovator U.S. Equity Buffer ETF - March, Innovator U.S. Equity Buffer ETF - April, Innovator U.S. Equity Buffer ETF - May, Innovator U.S. Equity Buffer ETF - June, Innovator U.S. Equity Buffer ETF - July, Innovator U.S. Equity Buffer ETF - August, Innovator U.S. Equity Buffer ETF - September, Innovator U.S. Equity Buffer ETF - October, Innovator U.S. Equity Buffer ETF - November, Innovator U.S. Equity Buffer ETF - December, Innovator U.S. Equity Power Buffer ETF - January, Innovator U.S. Equity Power Buffer ETF - February, Innovator U.S. Equity Power Buffer ETF - March, Innovator U.S. Equity Power Buffer ETF - April, Innovator U.S. Equity Power Buffer ETF - May, Innovator U.S. Equity Power Buffer ETF - June, Innovator U.S. Equity Power Buffer ETF - July, Innovator U.S. Equity Power Buffer ETF - August, Innovator U.S. Equity Power Buffer ETF - September, Innovator U.S. Equity Power Buffer ETF - October, Innovator U.S. Equity Power Buffer ETF - November, Innovator U.S. Equity Power Buffer ETF - December, Innovator U.S. Equity Ultra Buffer ETF - January, Innovator U.S. Equity Ultra Buffer ETF - February, Innovator U.S. Equity Ultra Buffer ETF - March, Innovator U.S. Equity Ultra Buffer ETF - April, Innovator U.S. Equity Ultra Buffer ETF - May, Innovator U.S. Equity Ultra Buffer ETF - June, Innovator U.S. Equity Ultra Buffer ETF - July, Innovator U.S. Equity Ultra Buffer ETF - August, Innovator U.S. Equity Ultra Buffer ETF - September, Innovator U.S. Equity Ultra Buffer ETF - October, Innovator U.S. Equity Ultra Buffer ETF - November, Innovator U.S. Equity Ultra Buffer ETF – December, Innovator Premier Income 10 Barrier ETF – April, Innovator Premier Income 20 Barrier ETF – April, Innovator Premier Income 30 Barrier ETF – April, Innovator Premier Income 40 Barrier ETF – April, Innovator Premier Income 10 Barrier ETF – July, Innovator Premier Income 20 Barrier ETF – July, Innovator Premier Income 30 Barrier ETF – July, Innovator Premier Income 40 Barrier ETF – July, Innovator Premier Income 10 Barrier ETF – October, Innovator Premier Income 20 Barrier ETF – October, Innovator Premier Income 30 Barrier ETF – October, Innovator Premier Income 40 Barrier ETF – October, Innovator U.S. Equity 5 to 15 Buffer ETF – Quarterly, Innovator U.S. Equity 10 Buffer ETF – Quarterly, Innovator Premium Income 9 Buffer ETF – October, and Innovator Premium Income 15 Buffer ETF – October (the “Funds”), each a series of Innovator ETFs Trust, as of October 31, 2023 , the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

INNOVATOR ETFs TRUST

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights

Innovator U.S. Equity Buffer – July, Innovator U.S. Equity Power Buffer ETF – July, Innovator U.S. Equity Ultra Buffer ETF – July, Innovator U.S. Equity Buffer ETF – October, Innovator U.S. Equity Power Buffer ETF – October, and Innovator U.S. Equity Ultra Buffer ETF – October

	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021 and 2020, and 2019

Innovator U.S. Equity Buffer ETF – January, Innovator U.S. Equity Power Buffer ETF – January, and Innovator U.S. Equity Ultra Buffer ETF – January	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021 and 2020, and for the period from December 31, 2018 (commencement of operations) through October 31, 2019

Innovator U.S. Equity Buffer ETF – April, Innovator U.S. Equity Power Buffer ETF – April, and Innovator U.S. Equity Ultra Buffer ETF – April	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021 and 2020, and for the period from March 29, 2019 (commencement of operations) through October 31, 2019

INNOVATOR ETFs TRUST

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Innovator U.S. Equity Buffer ETF – June, Innovator U.S. Equity Power Buffer ETF – June, and Innovator U.S. Equity Ultra Buffer ETF – June	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021 and 2020, and for the period from May 31, 2019 (commencement of operations) through October 31, 2019

Innovator U.S. Equity Buffer ETF – August, Innovator U.S. Equity Power Buffer ETF – August, and Innovator U.S. Equity Ultra Buffer ETF – August	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021 and 2020, and for the period from July 31, 2019 (commencement of operations) through October 31, 2019

Innovator U.S. Equity Buffer ETF – September, Innovator U.S. Equity Power Buffer ETF – September, and Innovator U.S. Equity Ultra Buffer ETF – September	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021 and 2020, and for the period from August 30, 2019 (commencement of operations) through October 31, 2019

INNOVATOR ETFs TRUST

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Innovator U.S. Equity Buffer ETF – November, Innovator U.S. Equity Power Buffer ETF – November, and Innovator U.S. Equity Ultra Buffer ETF – November	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021 and 2020, and for the period from October 31, 2019 (commencement of operations) through October 31, 2019

Innovator U.S. Equity Buffer ETF – December, Innovator U.S. Equity Power Buffer ETF – December, and Innovator U.S. Equity Ultra Buffer ETF – December	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022 and 2021, and for the period from November 29, 2019 (commencement of operations) through October 31, 2020

Innovator U.S. Equity Buffer ETF – February, Innovator U.S. Equity Power Buffer ETF – February, and Innovator U.S. Equity Ultra Buffer ETF – February	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022 and 2021, and for the period from January 31, 2020 (commencement of operations) through October 31, 2020

INNOVATOR ETFs TRUST

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Innovator U.S. Equity Buffer ETF – March, Innovator U.S. Equity Power Buffer ETF – March, and Innovator U.S. Equity Ultra Buffer ETF – March	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022 and 2021, and for the period from February 28, 2020 (commencement of operations) through October 31, 2020

Innovator U.S. Equity Buffer ETF – May, Innovator U.S. Equity Power Buffer ETF – May, and Innovator U.S. Equity Ultra Buffer ETF – May	For the year ended October 31, 2023	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022 and 2021, and for the period from April 30, 2020 (commencement of operations) through October 31, 2020

Innovator Premium Income 10 Barrier ETF – April, Innovator Premium Income 20 Barrier ETF – April, Innovator Premium Income 30 Barrier ETF – April, and Innovator Premium Income 40 Barrier ETF – April	For the period from March 31, 2023 (commencement of operations) through October 31, 2023

INNOVATOR ETFs TRUST

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Innovator Premium Income 10 Barrier ETF – July, Innovator Premium Income 20 Barrier ETF – July, Innovator Premium Income 30 Barrier ETF – July, and Innovator Premium Income 40 Barrier ETF – July	For the period from June 30, 2023 (commencement of operations) through October 31, 2023

Innovator Premium Income 10 Barrier ETF – October, Innovator Premium Income 20 Barrier ETF – October, Innovator Premium Income 30 Barrier ETF – October, Innovator Premium Income 40 Barrier ETF – October, Innovator U.S. Equity 5 to 15 Buffer ETF – Quarterly, Innovator U.S. Equity 10 Buffer ETF – Quarterly, Innovator Premier Income 9 Buffer ETF – October, and Innovator Premier Income 15 Buffer ETF – October

For the period from September 29, 2023 (commencement of operations) through October 31, 2023

INNOVATOR ETFs TRUST

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Innovator Capital Management, LLC’s investment companies since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

December 22, 2023

INNOVATOR ETFs TRUST

Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(a) Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Mark Berg 109 N. Hale Street, Wheaton, IL 60187 Year of Birth: 1971	Trustee	Since 2017	Founding Principal (2001-present), Chief Executive Officer (2019-present), President (2001-2019), Timothy Financial Counsel, Inc.	107	Tortazo, LLC (2018-present)
Joe Stowell 109 N. Hale Street, Wheaton, IL 60187 Year of Birth: 1968	Trustee	Since 2017	Chief Operating Officer, Woodmen Valley Chapel (2015-present).	107	Board of Advisors, Westmont College (2016-2021).
Brian J. Wildman 109 N. Hale Street, Wheaton, IL 60187 Year of Birth: 1963	Trustee	Since 2017	President, Timothy Financial Counsel, Inc. (2019-present); Executive Vice President, Consumer Banking (2016-2019), Chief Risk Officer (2013-2016), MB Financial Bank.	107	Missionary Furlough Homes, Inc. (2008-2022); MB Financial Bank (2003-2019).

INNOVATOR ETFs TRUST

Trustees and Officers (Unaudited) (Continued)

Interested Trustee & Officer
H. Bruce Bond (b) 109 N. Hale Street, Wheaton, IL 60187 Year of Birth: 1963	Interested Trustee, President and Principal Executive Officer	Since 2017	Chief Executive Officer, Innovator Capital Management, LLC (2017-present).	107	None
Officers
John W. Southard, Jr. 109 N. Hale Street, Wheaton, IL 60187 Year of Birth: 1969	Vice President, Secretary and Assistant Treasurer	Since 2017	Chief Investment Officer, Innovator Capital Management, LLC (2017-present); Director and Co-Founder, T2 Capital Management, LLC (2010-present).	107	Independent Trustee, ETF Managers Group, LLC (2012-2018)
Kathleen Meyer 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1964	Vice President, Treasurer and Principal Financial Accounting Officer	Since 2022	Chief Financial Officer, Innovator Capital Management, LLC (2018-present)	107	None
Kevin P. Hourihan 3 Canal Plaza 3rd Floor Portland, ME 04101 Year of Birth: 1978	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2023	Senior Principal Consultant, Fund Chief Compliance Officer, ACA Global, LLC (since 2022); Chief Compliance Officer, Ashmore Funds (2017-2022); Chief Compliance Officer, Ashmore Investment Management (US) Corp (2014-2022); Chief Compliance Officer, Ashmore Equities Investment Management (2015-2019).	107	None

*	The Funds’ Trustees serve for an indefinite term until their resignation, death or removal. The Funds’ officers are elected annually by the Board and serve at the Board’s pleasure.

(a)	The Fund Complex includes the Funds, each series of Innovator ETFs Trust.
(b)	H. Bruce Bond is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-877-386-3890.

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited)

Board Considerations Regarding Approval of Investment Management Agreement AND INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FOLLOWING INNOVATOR FUNDS:

Innovator U.S. Equity Buffer ETF – January, February, March, April, May, June, July, August, September, October, November, December

Innovator U.S. Equity Power Buffer ETF – January, February, March, April, May, June, July, August, September, October, November, December

Innovator U.S. Equity Ultra Buffer ETF – January, February, March, April, May, June, July, August, September, October, November, December

At a quarterly Board meeting held on June 16, 2023, the Trust’s Board considered approval of the Advisory Agreement with Innovator Capital Management, LLC (the “Adviser”), on behalf of the Innovator U.S. Equity Buffer ETF – January, February, March, April, May, June, July, August, September, October, November, December, Innovator U.S. Equity Power Buffer ETF – January, February, March, April, May, June, July, August, September, October, November, December and Innovator U.S. Equity Ultra Buffer ETF – January, February, March, April, May, June, July, August, September, October, November, December ETFs (the “Funds”), and the Sub– Advisory Agreement among the Trust, on behalf of the Funds, the Adviser and Milliman Financial Risk Management LLC (“Milliman” or the “Sub–Adviser”), for an additional year term. The Board determined that the agreements were in the best interests of the Funds in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub–Adviser in advance of the Meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser and the Sub–Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to peer groups of the Funds and as compared to fees charged to other clients of the Adviser and the Sub–Adviser, including other ETFs managed by the Adviser and the Sub–Adviser; the expenses of the Funds as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on the Adviser and the Sub–Adviser; any fall–out benefits accruing to the Adviser or the Sub–Adviser; and information on the Adviser’s and the Sub–Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Counsel to discuss the information provided by the Adviser and the Sub–Adviser. The Board applied its business judgment to determine whether the arrangements between the Trust and the Adviser and among the Trust, the Adviser and the Sub–Adviser are reasonable business arrangements from each Fund’s perspective as well as from the perspective of each Fund’s shareholders.

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited) (Continued)

In evaluating whether to approve the agreements, the Board applied its business judgment and considered the nature, extent and quality of the services provided by the Adviser and Milliman pursuant to the agreements. With respect to the investment management agreement, the Board considered that the Adviser is responsible for the overall management and administration of the Funds and reviewed all of the services provided by the Adviser to the Funds, including oversight of Milliman, as well as the background and experience of the persons responsible for such services. The Board noted that the Adviser oversees Milliman’s day–to–day management of each of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Adviser included an adequate program for monitoring the Adviser’s, Milliman’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective and policies. With respect to the sub– advisory agreement, the Board reviewed the materials provided by Milliman and noted the background and experience of Milliman’s portfolio management team and Milliman’s investment style. In light of the information presented and the considerations made, the Board concluded that the nature, extent, and quality of the services provided to the Funds by the Adviser and Milliman under the agreements were expected to be satisfactory.

The Board considered the historical investment performance of each of the Funds (where applicable) for the respective one, three and five-year periods ended March 31, 2023 including NAV, market, and respective index returns.

The Board considered the unitary fee rate or management fee rate, as applicable, currently paid by each Fund under the investment management agreement for the services provided.

The Board noted that the Adviser is responsible for the Funds’ expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the investment management agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, and extraordinary expenses. The Board received and reviewed information for the Funds showing the advisory fee rates and expense ratios of the funds comprising of each Fund’s peer group, as well as advisory fee rates charged by the Adviser and Milliman to other funds (including ETFs) and non–fund clients, as applicable.

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited) (Continued)

In light of the information considered and the nature, extent and quality of the services provided to the Funds under the agreements, the Board determined that the unitary fee for each of the Funds, including the fee rate to be paid by the Adviser to Milliman from the unitary fee, was fair.

The Board noted that the unitary fee for each of the Funds were structured to pass the benefits of any economies of scale on to shareholders as the respective Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the respective Fund would benefit the Adviser and Milliman, but that the unitary fee structure provides a level of certainty in expenses for each of the Funds. The Board noted that the Adviser is continuing to invest in personnel and infrastructure for the Innovator fund complex.

The Board reviewed profitability information in connection with the Funds.

The Board considered potential “fall–out” or ancillary benefits anticipated to be received by the Adviser and Milliman. The Board concluded that the character and amount of potential fall–out benefits to the Adviser and Milliman were consistent with the types of benefits generally derived by investment managers and sub–advisers to funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the agreements are fair and that the approval of the agreements is in the best interests of the Funds. No single factor was determinative in the Board’s analysis, and individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited) (Continued)

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FOLLOWING INNOVATOR FUNDS:

Innovator Premium Income 10 Barrier ETF - July & October

Innovator Premium Income 20 Barrier ETF - July & October

Innovator Premium Income 30 Barrier ETF - July & October

Innovator Premium Income 40 Barrier ETF - July & October

At a special Board meeting held on January 4, 2023, the Trust’s Board considered approval of the Advisory Agreement with Innovator Capital Management, LLC (the “Adviser”), on behalf of the Innovator Premium Income 10 Barrier ETF - July & October, Innovator Premium Income 20 Barrier ETF - July & October, Innovator Premium Income 30 Barrier ETF - July & October and Innovator Premium Income 40 Barrier ETF - July & October (the “Funds”), and the Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Adviser and Milliman Financial Risk Management LLC (“Milliman” or the “Sub- Adviser”), for an initial two-year term. The Board determined that the agreements were in the best interests of the Funds in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub-Adviser in advance of the Meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Adviser and the Sub-Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by each Fund as compared to fees charged to peer groups of the Funds and as compared to fees charged to other clients of the Adviser and the Sub-Adviser, including other ETFs managed by the Adviser and the Sub- Adviser; the estimated expenses of the Funds as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses to be incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on the Adviser and the Sub- Adviser; any fall-out benefits accruing to the Adviser or the Sub-Adviser; and information on the Adviser’s and the Sub-Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Counsel to discuss the information provided by the Adviser and the Sub-Adviser. The Board applied its business judgment to determine whether the arrangements between the Trust and the Adviser and among the Trust, the Adviser and the Sub-Adviser are reasonable business arrangements from each Fund’s perspective as well as from the perspective of each Fund’s shareholders.

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited) (Continued)

In evaluating whether to approve the agreements, the Board applied its business judgment and considered the nature, extent and quality of the services to be provided by the Adviser and Milliman pursuant to the agreements. With respect to the investment management agreement, the Board considered that the Adviser will be responsible for the overall management and administration of the Funds and reviewed all of the services to be provided by the Adviser to the Funds, including oversight of Milliman, as well as the background and experience of the persons responsible for such services. The Board noted that the Adviser will oversee Milliman’s day-to-day management of each of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Adviser included an adequate program for monitoring the Adviser’s, Milliman’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective and policies. With respect to the sub-advisory agreement, the Board reviewed the materials provided by Milliman and noted the background and experience of Milliman’s portfolio management team and Milliman’s investment style. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Funds by the Adviser and Milliman under the agreements were expected to be satisfactory.

Since the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds.

The Board considered the proposed unitary fee rate payable by each Fund under the investment management agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, each Fund would pay the Adviser a unitary fee equal to an annual rate of 0.79% of its average daily net assets. The Board considered that, from the unitary fee for each of the Funds, the Adviser would pay Milliman an annual sub-advisory fee equal to 0.12% on the Fund’s assets under management.

The Board noted that the Adviser would be responsible for the Funds’ expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the investment management agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, and extraordinary expenses. The Board received and reviewed information for the Funds showing the advisory fee rates and expense ratios of the funds comprising of each Fund’s peer group, as well as advisory fee rates charged by the Adviser and Milliman to other funds (including ETFs) and non-fund clients, as applicable. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Funds under the agreements, the Board determined that the proposed unitary fee for each of the Funds, including the fee rate to be paid by the Adviser to Milliman from the unitary fee, was fair.

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited) (Continued)

The Board noted that the proposed unitary fee for each of the Funds were structured to pass the benefits of any economies of scale on to shareholders as the respective Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the respective Fund would benefit the Adviser and Milliman, but that the unitary fee structure provides a level of certainty in expenses for each of the Funds. The Board noted that the Adviser is continuing to invest in personnel and infrastructure for the Innovator fund complex.

Because the Funds have not yet commenced operations and the actual asset base of the Funds have not yet been determined, the Board noted that there was no historical profitability information with respect to the Funds to be reviewed. The Board noted that it would review profitability information in connection with subsequent renewals of the agreements.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Adviser and Milliman. The Board concluded that the character and amount of potential fall-out benefits to the Adviser and Milliman were consistent with the types of benefits generally derived by investment managers and sub-advisers to funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the agreements are fair and that the approval of the agreements is in the best interests of the Funds. No single factor was determinative in the Board’s analysis, and individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited) (Continued)

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FOLLOWING INNOVATOR FUNDS:

Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly

Innovator U.S. Equity 10 Buffer ETF - Quarterly

Innovator Premium Income 9 Buffer ETF - October

Innovator Premium Income 15 Buffer ETF - October

At a quarterly Board meeting held on September 11, 2023, the Trust’s Board considered approval of the Advisory Agreement with Innovator Capital Management, LLC (the “Adviser”), on behalf of the Innovator U.S. Equity 5 to 15 Buffer ETF - Quarterly, Innovator U.S. Equity 10 Buffer ETF - Quarterly, Innovator Premium Income 9 Buffer ETF - October and Innovator Premium Income 15 Buffer ETF - October (the “Funds”), and the Sub-Advisory Agreement among the Trust, on behalf of the Funds, the Adviser and Milliman Financial Risk Management LLC (“Milliman” or the “Sub- Adviser”), for an initial two-year term. The Board determined that the agreements were in the best interests of the Funds in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the agreements, the Independent Trustees received a separate report from each of the Adviser and the Sub-Adviser in advance of the Meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Adviser and the Sub-Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by each Fund as compared to fees charged to peer groups of the Funds and as compared to fees charged to other clients of the Adviser and the Sub-Adviser, including other ETFs managed by the Adviser and the Sub- Adviser; the estimated expenses of the Funds as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses to be incurred in providing services to the Funds and the potential for economies of scale, if any; financial data on the Adviser and the Sub- Adviser; any fall-out benefits accruing to the Adviser or the Sub-Adviser; and information on the Adviser’s and the Sub-Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Counsel to discuss the information provided by the Adviser and the Sub-Adviser. The Board applied its business judgment to determine whether the arrangements between the Trust and the Adviser and among the Trust, the Adviser and the Sub-Adviser are reasonable business arrangements from each Fund’s perspective as well as from the perspective of each Fund’s shareholders.

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited) (Continued)

In evaluating whether to approve the agreements, the Board applied its business judgment and considered the nature, extent and quality of the services to be provided by the Adviser and Milliman pursuant to the agreements. With respect to the investment management agreement, the Board considered that the Adviser will be responsible for the overall management and administration of the Funds and reviewed all of the services to be provided by the Adviser to the Funds, including oversight of Milliman, as well as the background and experience of the persons responsible for such services. The Board noted that the Adviser will oversee Milliman’s day-to-day management of each of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Adviser included an adequate program for monitoring the Adviser’s, Milliman’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective and policies. With respect to the sub-advisory agreement, the Board reviewed the materials provided by Milliman and noted the background and experience of Milliman’s portfolio management team and Milliman’s investment style. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Funds by the Adviser and Milliman under the agreements were expected to be satisfactory.

Since the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds.

The Board considered the proposed unitary fee rate payable by each Fund under the investment management agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, EALT and ZALT would pay the Adviser a unitary fee equal to an annual rate of 0.69% of its average daily net assets, and HOCT and LOCT would pay the Adviser a unitary fee equal to an annual rate of 0.79% of its average daily net assets. The Board considered that, from the unitary fee for each of the Funds, the Adviser would pay Milliman an annual sub-advisory fee equal to 0.12% on the Fund’s assets under management.

INNOVATOR ETFs TRUST

Board Considerations Regarding Approval of Investment Management Agreement (Unaudited) (Continued)

The Board noted that the Adviser would be responsible for the Funds’ expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the investment management agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, and extraordinary expenses. The Board received and reviewed information for the Funds showing the advisory fee rates and expense ratios of the funds comprising of each Fund’s peer group, as well as advisory fee rates charged by the Adviser and Milliman to other funds (including ETFs) and non-fund clients, as applicable. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Funds under the agreements, the Board determined that the proposed unitary fee for each of the Funds, including the fee rate to be paid by the Adviser to Milliman from the unitary fee, was fair.

The Board noted that the proposed unitary fee for each of the Funds was structured to pass the benefits of any economies of scale on to shareholders as the respective Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the respective Fund would benefit the Adviser and Milliman, but that the unitary fee structure provides a level of certainty in expenses for each of the Funds. The Board noted that the Adviser is continuing to invest in personnel and infrastructure for the Innovator fund complex.

Because the Funds have not yet commenced operations and the actual asset base of the Funds has not yet been determined, the Board noted that there was no historical profitability information with respect to the Funds to be reviewed. The Board noted that it would review profitability information in connection with subsequent renewals of the agreements.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Adviser and Milliman. The Board concluded that the character and amount of potential fall-out benefits to the Adviser and Milliman were consistent with the types of benefits generally derived by investment managers and sub-advisers to funds.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the agreements are fair and that the approval of the agreements is in the best interests of the Funds. No single factor was determinative in the Board’s analysis, and individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

INNOVATOR ETFs TRUST

Additional Information (Unaudited)

1.	INFORMATION ABOUT PROSPECTUS

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the respective Fund. Please read the Prospectus carefully before investing. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, or by calling toll free at 1-800-208-5212 or visiting www.innovatoretfs.com.

2.	PROXY VOTING POLICIES AND PROCEDURES

The Trust’s Proxy Voting Policies and Procedures are available without charge, upon request, by calling 1-877-386-3890 and on the SEC’s website at www.sec.gov.  Information relating to how each Fund voted proxies relating to portfolio securities held during each year ended June 30 is also available on the SEC’S website at www.sec.gov.

3.	INFORMATION ABOUT PORTFOLIO SECURITIES

Each Funds’ complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Trust’s Form N-Q or Part F of Form N-PORT is available without charge, upon request, by calling 1-877-386-3890, or on the SEC’s website at www.sec.gov. The Trust’s Form N-Q or Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4.	HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, the Trust delivers one copy of an annual/semi-annual report, prospectus and/or proxy statement on behalf of two or more shareholders at a shared address (householding).  If you do not wish to participate in householding, please indicate this preference on your new account application (if you are opening a new account) or call 1-877-FUND890 (877-386-3890) to change the status of your existing account.  You may change your status at any time.

5.	ELECTRONIC DELIVERY OF SHAREHOLDER DOCUMENTS

You may choose to receive a Fund’s prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial adviser.

INNOVATOR ETFs TRUST

Additional Information (Unaudited) (Continued)

6.	TAX NOTICE

For the fiscal year ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the taxable year ended October 31, 2023, the percentage of ordinary income dividends paid by the Funds that qualify for the dividends received deduction available to corporations was 0.00%.

INNOVATOR ETFs TRUST

Additional Information (Unaudited) (Continued)

For the taxable year ended October 31, 2023, the percentage of ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c) were, respectively:

% of Ordinary Income Distributions designated as Short-Term Capital Gain Distributions

BJAN	0.00%
BFEB	0.00%
BMAR	0.00%
BAPR	0.00%
BMAY	0.00%
BJUN	0.00%
BJUL	0.00%
BAUG	0.00%
BSEP	0.00%
BOCT	0.00%
BNOV	0.00%
BDEC	0.00%
PJAN	0.00%
PFEB	0.00%
PMAR	0.00%
PAPR	0.00%
PMAY	0.00%
PJUN	0.00%
PJUL	0.00%
PAUG	0.00%
PSEP	0.00%
POCT	0.00%
PNOV	0.00%
PDEC	0.00%
UJAN	0.00%
UFEB	0.00%
UMAR	0.00%
UAPR	0.00%
UMAY	0.00%
UJUN	0.00%
UJUL	0.00%
UAUG	0.00%
USEP	0.00%
UOCT	0.00%
UNOV	0.00%
UDEC	0.00%
APRD	29.29%
APRH	33.20%
APRJ	23.57%
APRQ	17.76%
JULD	0.00%
JULH	0.00%
JULJ	0.00%
JULQ	4.22%
OCTD	0.00%
OCTH	0.00%
OCTJ	0.00%
OCTQ	0.00%
EALT	0.00%
ZALT	0.00%
HOCT	0.00%
LOCT	0.00%

INNOVATOR ETFs TRUST

Additional Information (Unaudited) (Continued)

7.	LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Innovator ETFs Trust (“Trust”), on behalf of each of its series (each a “Fund” and, collectively, the “Funds”), has established a liquidity risk management program to govern the Funds’ approach to managing liquidity risk (the “Program”). The Program is overseen by the Trust’s Valuation Committee as the Program Administrator, a committee comprised of representatives of the Trust’s investment adviser, Innovator Capital Management LLC and representatives of Milliman Financial Risk Management LLC, the sub-adviser for certain of the Funds (the “Committee”). The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to administer the Program.

The Program’s principal objectives include supporting the Funds’ compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the periodic classification and re-classification of certain Funds’ investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on September 11, 2023, the Trustees received a written report from the Committee regarding the design and operational effectiveness of the Program which has been in operation since September 2019. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and has operated adequately and effectively to manage the Funds’ liquidity risk since implementation. The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Committee also noted no Fund has filed a Form N-LIQUID with the SEC.

INVESTMENT ADVISOR

Innovator Capital Management, LLC

109 North Hale Street

Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Milliman Financial Risk Management, LLC

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

CUSTODIAN

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

LEGAL COUNSEL

Chapman and Cutler LLP

320 South Canal Street, 27th Floor

Chicago, IL 60606

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-208-5212.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Brian Wildman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
( a ) Audit Fees	$731,500	$605,500
( b ) Audit-Related Fees	-	-
( c ) Tax Fees	$393,300	$311,500
( d ) All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	$393,300	$311,500
Registrant’s Investment Adviser	-	-

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, consisting of the entire Board, are as follows: Brian Wildman, Joseph Stowell, Mark Berg.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Innovator ETFs Trust

By (Signature and Title)*             /s/ Bruce Bond

Bruce Bond, Principal Executive Officer

Date      12/26/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*             /s/ Bruce Bond

Bruce Bond, Principal Executive Officer

Date      12/26/2023

By (Signature and Title)*             /s/ Kathy Meyer

Kathy Meyer, Principal Financial Officer

Date      12/26/2023

* Print the name and title of each signing officer under his or her signature.